UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	28.12%	6.75%	2.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Retail Class shares rose 28.12%, solidly outpacing the 24.76% return of the Russell 1000® Growth Index. Security selection drove the fund's outperformance, mainly within technology, consumer discretionary and consumer staples. The top individual contributor was an underweighting in Cisco Systems. This producer of networking and communications tech products missed earnings estimates and its core IP (Internet protocol) switching business came under pressure from lower-cost competitors. Cisco was removed from the Russell 1000® Growth Index in June as part of the benchmark's annual rebalancing. Elsewhere, tech giant Apple - the fund's largest holding - helped, as did coal producer Massey Energy, which was acquired by Alpha Natural Resources. From an industry perspective, positioning in diversified financials hurt the most. Not owning index constituent International Business Machines was the biggest individual detractor, as the IT solutions/consulting services provider delivered solid earnings growth through disciplined operational expense management and also bought back some of its stock. Diversified financials firm Citigroup also hampered results. Some of the names I've mentioned in this review were not in the index, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Blue Chip Growth	.94%
Actual		$ 1,000.00	$ 1,040.60	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Class K	.78%
Actual		$ 1,000.00	$ 1,041.70	$ 3.95
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.73%
Actual		$ 1,000.00	$ 1,041.90	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	6.9
Google, Inc. Class A	4.7	3.7
Amazon.com, Inc.	2.4	2.0
QUALCOMM, Inc.	2.3	3.0
Halliburton Co.	2.0	0.8
Exxon Mobil Corp.	2.0	3.1
Philip Morris International, Inc.	1.8	1.5
The Coca-Cola Co.	1.8	1.5
McDonald's Corp.	1.7	0.7
Oracle Corp.	1.6	1.5
	28.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.8	36.7
Consumer Discretionary	19.2	16.9
Energy	10.8	10.4
Consumer Staples	10.6	7.3
Health Care	9.9	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.6%		Stocks 99.8%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.0%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 0.6%
Lear Corp.	136,700	$ 6,698
Tenneco, Inc. (a)	697,298	27,850
TRW Automotive Holdings Corp. (a)	772,100	38,968
Visteon Corp. (a)	173,100	10,853
		84,369
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	428,637	43,001
Brilliance China Automotive Holdings Ltd. (a)	4,058,000	5,181
Hyundai Motor Co.	75,033	16,725
Kia Motors Corp.	152,660	11,207
Tesla Motors, Inc. (a)(d)	2,597,600	73,174
		149,288
Diversified Consumer Services - 1.3%
Coinstar, Inc. (a)(d)	249,427	12,187
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	101,800	13,003
Weight Watchers International, Inc.	2,086,172	161,032
		186,222
Hotels, Restaurants & Leisure - 5.2%
Arcos Dorados Holdings, Inc.	1,324,400	31,070
Bravo Brio Restaurant Group, Inc.	750,800	16,780
Brinker International, Inc.	758,000	18,207
Chipotle Mexican Grill, Inc. (a)	145,100	47,097
Dunkin' Brands Group, Inc.	855,100	24,738
Jubilant Foodworks Ltd. (a)	533,088	10,305
Las Vegas Sands Corp. (a)	2,155,000	101,673
Life Time Fitness, Inc. (a)	120,100	5,015
McDonald's Corp.	2,853,430	246,765
MGM Mirage, Inc. (a)(d)	1,149,700	17,372
Panera Bread Co. Class A (a)	254,800	29,381
Starbucks Corp.	2,904,900	116,457
WMS Industries, Inc. (a)	262,500	7,237
Wyndham Worldwide Corp.	1,100,485	38,066
Yum! Brands, Inc.	756,700	39,969
		750,132
Household Durables - 0.2%
Beazer Homes USA, Inc. (a)(d)	3,151,700	9,140
SodaStream International Ltd.	255,200	18,719
		27,859
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	1,544,600	$ 343,704
Netflix, Inc. (a)	70,900	18,859
Priceline.com, Inc. (a)	157,000	84,411
		446,974
Media - 0.5%
DISH Network Corp. Class A (a)	1,251,100	37,070
Focus Media Holding Ltd. ADR (a)(d)	528,900	17,396
Pandora Media, Inc.	35,800	540
ReachLocal, Inc. (a)(d)	720,300	13,102
		68,108
Multiline Retail - 1.5%
Macy's, Inc.	4,195,000	121,110
Target Corp.	1,785,179	91,919
		213,029
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	126,600	9,257
Ascena Retail Group, Inc. (a)	1,118,600	36,153
AutoZone, Inc. (a)	9,500	2,712
Bed Bath & Beyond, Inc. (a)	616,900	36,082
Chico's FAS, Inc.	1,336,300	20,165
Cia.Hering SA	254,600	5,456
Dick's Sporting Goods, Inc. (a)	377,400	13,964
Foot Locker, Inc.	1,330,800	28,918
Francescas Holdings Corp.	280,300	7,361
Limited Brands, Inc.	1,414,800	53,564
Ross Stores, Inc.	179,600	13,608
rue21, Inc. (a)(d)	200,000	6,574
Teavana Holdings, Inc.	19,300	544
TJX Companies, Inc.	1,562,740	86,420
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	342,500	21,588
Vitamin Shoppe, Inc. (a)	195,000	8,494
		350,860
Textiles, Apparel & Luxury Goods - 2.0%
Arezzo Industria e Comercio SA	1,121,000	16,050
Coach, Inc.	169,300	10,930
Crocs, Inc. (a)	1,421,500	44,536
Deckers Outdoor Corp. (a)	180,800	17,944
Fossil, Inc. (a)	425,600	53,485
Gitanjali Gems Ltd.	2,187,799	15,333
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	603,000	$ 54,360
Polo Ralph Lauren Corp. Class A	130,200	17,586
Steven Madden Ltd. (a)	271,950	10,361
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	440,600	32,344
Vera Bradley, Inc. (d)	354,325	12,851
		285,780
TOTAL CONSUMER DISCRETIONARY		2,562,621
CONSUMER STAPLES - 10.6%
Beverages - 3.4%
Anheuser-Busch InBev SA NV ADR	504,500	29,049
Dr Pepper Snapple Group, Inc.	2,421,400	91,432
Hansen Natural Corp. (a)	680,600	52,148
PepsiCo, Inc.	932,800	59,737
The Coca-Cola Co.	3,769,700	256,377
		488,743
Food & Staples Retailing - 2.7%
Casey's General Stores, Inc.	258,600	11,637
Chefs' Warehouse Holdings	198,400	3,522
Costco Wholesale Corp.	578,700	45,283
CVS Caremark Corp.	2,635,400	95,797
Droga Raia SA	635,700	11,782
Sun Art Retail Group Ltd.	977,500	1,257
Walgreen Co.	3,296,100	128,680
Whole Foods Market, Inc.	1,463,100	97,589
		395,547
Food Products - 1.6%
Calbee, Inc.	408,300	17,188
Danone	396,900	28,400
Dean Foods Co. (a)	1,170,900	12,903
Diamond Foods, Inc. (d)	271,500	19,437
Green Mountain Coffee Roasters, Inc. (a)	1,222,600	127,089
Mead Johnson Nutrition Co. Class A	277,200	19,784
		224,801
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	684,100	71,769
Herbalife Ltd.	296,461	16,519
		88,288
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.3%
Altria Group, Inc.	1,081,100	$ 28,433
Lorillard, Inc.	412,100	43,773
Philip Morris International, Inc.	3,608,500	256,817
		329,023
TOTAL CONSUMER STAPLES		1,526,402
ENERGY - 10.8%
Energy Equipment & Services - 5.6%
Baker Hughes, Inc.	1,249,800	96,710
Cameron International Corp. (a)	208,800	11,680
Carbo Ceramics, Inc.	129,800	20,258
Halliburton Co.	5,300,800	290,113
Helmerich & Payne, Inc.	218,100	15,060
ION Geophysical Corp. (a)	606,700	6,152
National Oilwell Varco, Inc.	1,180,000	95,073
Schlumberger Ltd.	2,556,100	230,995
Transocean Ltd. (United States)	680,000	41,861
		807,902
Oil, Gas & Consumable Fuels - 5.2%
Alpha Natural Resources, Inc. (a)	1,894,799	80,927
Amyris, Inc.	34,657	802
Anadarko Petroleum Corp.	194,800	16,083
Cabot Oil & Gas Corp.	768,300	56,916
Chesapeake Energy Corp.	772,800	26,546
Chevron Corp.	715,000	74,374
Continental Resources, Inc. (a)	271,700	18,636
EV Energy Partners LP	241,100	16,969
Exxon Mobil Corp.	3,501,900	279,417
Hess Corp.	419,900	28,788
Marathon Petroleum Corp.	383,200	16,780
Occidental Petroleum Corp.	1,137,600	111,690
Solazyme, Inc.	180,800	4,131
Western Refining, Inc. (a)(d)	889,200	18,166
		750,225
TOTAL ENERGY		1,558,127
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 2.4%
Capital Markets - 0.3%
Morgan Stanley	1,693,400	$ 37,678
Commercial Banks - 0.2%
HDFC Bank Ltd.	1,262,465	13,895
ICICI Bank Ltd.	666,777	15,588
		29,483
Consumer Finance - 0.4%
Discover Financial Services	1,578,300	40,420
Shriram Transport Finance Co. Ltd.	1,309,840	18,978
		59,398
Diversified Financial Services - 1.3%
Citigroup, Inc.	4,889,020	187,445
Real Estate Management & Development - 0.2%
Parsvnath Developers Ltd. (a)(e)	21,771,340	22,924
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	335,144	5,223
TOTAL FINANCIALS		342,151
HEALTH CARE - 9.8%
Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (a)	622,900	35,381
Alkermes, Inc. (a)	917,100	15,811
Amarin Corp. PLC ADR (a)	1,645,200	22,276
Amylin Pharmaceuticals, Inc. (a)	1,832,100	21,820
ARIAD Pharmaceuticals, Inc. (a)	1,000,000	11,890
Biogen Idec, Inc. (a)	516,000	52,565
Cepheid, Inc. (a)	94,400	3,565
Exelixis, Inc. (a)	2,913,200	22,432
Human Genome Sciences, Inc. (a)	1,012,500	21,273
InterMune, Inc. (a)	778,802	25,996
Micromet, Inc. (a)	1,322,420	7,485
Pharmasset, Inc. (a)	64,800	7,865
Regeneron Pharmaceuticals, Inc. (a)	137,500	7,296
Vertex Pharmaceuticals, Inc. (a)	2,107,300	109,285
		364,940
Health Care Equipment & Supplies - 1.2%
C. R. Bard, Inc.	117,200	11,565
Covidien PLC	1,321,600	67,124
Edwards Lifesciences Corp. (a)	165,100	11,780
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (a)	200,000	$ 5,762
The Cooper Companies, Inc.	564,072	43,146
Volcano Corp. (a)	186,400	5,855
William Demant Holding A/S (a)	126,000	11,057
Zoll Medical Corp. (a)	130,900	9,118
		165,407
Health Care Providers & Services - 3.5%
Accretive Health, Inc. (a)	642,000	19,286
Aetna, Inc.	217,900	9,041
AmerisourceBergen Corp.	176,900	6,777
Apollo Hospitals Enterprise Ltd.	649,448	7,742
CIGNA Corp.	382,800	19,052
Express Scripts, Inc. (a)	2,271,280	123,240
Humana, Inc.	311,100	23,202
McKesson Corp.	1,148,000	93,126
Medco Health Solutions, Inc. (a)	2,014,100	126,647
Omnicare, Inc.	50,300	1,534
UnitedHealth Group, Inc.	660,000	32,756
Universal Health Services, Inc. Class B	325,200	16,143
WellPoint, Inc.	266,900	18,029
		496,575
Health Care Technology - 0.5%
Cerner Corp. (a)	978,200	65,041
SXC Health Solutions Corp. (a)	163,800	10,367
		75,408
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	220,400	13,764
Sequenom, Inc. (a)(d)	2,457,600	17,351
		31,115
Pharmaceuticals - 1.9%
Allergan, Inc.	126,100	10,253
AVANIR Pharmaceuticals Class A (a)(d)	1,264,000	4,740
Elan Corp. PLC sponsored ADR (a)	2,231,100	24,676
Endocyte, Inc.	1,477,700	19,698
GlaxoSmithKline PLC sponsored ADR	345,300	15,338
Johnson & Johnson	1,943,800	125,939
Novo Nordisk A/S Series B	76,779	9,391
Sanofi-Aventis sponsored ADR	371,600	14,400
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Shire PLC sponsored ADR	152,700	$ 15,881
Valeant Pharmaceuticals International, Inc. (Canada)	499,900	27,517
		267,833
TOTAL HEALTH CARE		1,401,278
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.7%
BE Aerospace, Inc. (a)	177,700	7,072
Honeywell International, Inc.	940,800	49,956
Precision Castparts Corp.	787,600	127,103
The Boeing Co.	2,166,100	152,645
United Technologies Corp.	2,463,600	204,085
		540,861
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	769,600	53,272
Airlines - 0.2%
Copa Holdings SA Class A	426,600	27,989
Building Products - 0.2%
Armstrong World Industries, Inc.	920,900	36,376
Commercial Services & Supplies - 0.1%
Swisher Hygiene, Inc. (g)	1,159,960	5,243
Swisher Hygiene, Inc. (g)	935,531	3,806
		9,049
Construction & Engineering - 0.9%
Fluor Corp.	1,660,700	105,504
KBR, Inc.	550,900	19,640
		125,144
Electrical Equipment - 0.3%
Polypore International, Inc. (a)	667,500	45,390
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	319,900	13,829
Danaher Corp.	2,360,600	115,929
General Electric Co.	2,358,000	42,232
		171,990
Machinery - 1.7%
Caterpillar, Inc.	446,300	44,090
Cummins, Inc.	730,900	76,657
Fanuc Corp.	169,500	32,176
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd.	921,300	$ 34,475
Jain Irrigation Systems Ltd.	780,008	3,073
Kennametal, Inc.	176,100	6,944
Pall Corp.	443,900	22,009
WABCO Holdings, Inc. (a)	399,900	25,214
		244,638
Road & Rail - 0.6%
CSX Corp.	787,200	19,342
Union Pacific Corp.	649,400	66,551
		85,893
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	827,400	11,201
TOTAL INDUSTRIALS		1,351,803
INFORMATION TECHNOLOGY - 33.8%
Communications Equipment - 3.6%
Alcatel-Lucent SA sponsored ADR (a)	25,984,395	105,237
Cisco Systems, Inc.	1,378,300	22,011
HTC Corp.	23,300	692
Juniper Networks, Inc. (a)	2,002,700	46,843
Polycom, Inc. (a)	847,300	22,903
QUALCOMM, Inc.	6,009,000	329,173
Riverbed Technology, Inc. (a)	700	20
		526,879
Computers & Peripherals - 10.0%
Apple, Inc. (a)	2,968,300	1,159,056
EMC Corp. (a)	3,372,000	87,942
Fusion-io, Inc.	100,600	2,979
NetApp, Inc. (a)(d)	2,672,700	127,007
SanDisk Corp. (a)	1,455,800	61,915
		1,438,899
Electronic Equipment & Components - 0.1%
Fabrinet (a)	683,381	10,524
TE Connectivity Ltd.	155,045	5,338
		15,862
Internet Software & Services - 7.2%
Baidu.com, Inc. sponsored ADR (a)	198,700	31,210
eBay, Inc. (a)	3,588,840	117,535
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class B (a)(g)	636,167	$ 15,904
Google, Inc. Class A (a)	1,115,967	673,698
GREE, Inc.	356,900	8,194
IAC/InterActiveCorp (a)	463,500	19,184
INFO Edge India Ltd.	293,110	4,969
Mail.ru Group Ltd. GDR (a)(f)	1,193,100	42,618
OpenTable, Inc. (a)	139,651	9,896
Rackspace Hosting, Inc. (a)	1,959,600	78,384
SINA Corp. (a)	60,100	6,496
Velti PLC (a)	1,398,000	23,081
		1,031,169
IT Services - 2.7%
Accenture PLC Class A	698,100	41,286
Cognizant Technology Solutions Corp. Class A (a)	1,541,100	107,677
MasterCard, Inc. Class A	611,400	185,407
ServiceSource International, Inc. (d)	322,900	6,025
Visa, Inc. Class A	524,923	44,902
		385,297
Semiconductors & Semiconductor Equipment - 3.9%
Altera Corp.	1,336,000	54,616
Avago Technologies Ltd.	3,152,700	106,025
Broadcom Corp. Class A	3,610,500	133,841
Freescale Semiconductor Holdings I Ltd.	1,955,069	31,926
GT Solar International, Inc. (a)(d)	1,567,100	21,375
Marvell Technology Group Ltd. (a)	3,088,986	45,779
NVIDIA Corp. (a)	6,614,973	91,485
NXP Semiconductors NV	2,090,000	41,340
PMC-Sierra, Inc. (a)	4,712,600	32,941
		559,328
Software - 6.3%
BroadSoft, Inc. (a)	815,700	23,827
Check Point Software Technologies Ltd. (a)	1,510,000	87,052
Citrix Systems, Inc. (a)	363,000	26,151
Electronic Arts, Inc. (a)	1,201,000	26,722
Informatica Corp. (a)	1,168,000	59,720
Microsoft Corp.	4,475,400	122,626
MicroStrategy, Inc. Class A (a)	44,800	7,140
Nuance Communications, Inc. (a)	1,265,900	25,331
Oracle Corp.	7,566,300	231,377
QLIK Technologies, Inc.	1,011,763	30,667
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
RealPage, Inc. (d)	66,073	$ 1,589
Red Hat, Inc. (a)	1,604,700	67,526
Rovi Corp. (a)	150,200	7,956
salesforce.com, Inc. (a)	730,265	105,677
VMware, Inc. Class A (a)	860,700	86,363
		909,724
TOTAL INFORMATION TECHNOLOGY		4,867,158
MATERIALS - 3.7%
Chemicals - 2.6%
Celanese Corp. Class A	268,700	14,813
CF Industries Holdings, Inc.	591,800	91,918
E.I. du Pont de Nemours & Co.	676,000	34,760
LyondellBasell Industries NV Class A	1,734,300	68,435
Monsanto Co.	240,700	17,687
Potash Corp. of Saskatchewan, Inc.	252,800	14,595
Rockwood Holdings, Inc. (a)	572,600	34,625
The Mosaic Co.	1,343,700	95,026
		371,859
Containers & Packaging - 0.1%
Ball Corp.	365,600	14,185
Metals & Mining - 1.0%
Carpenter Technology Corp.	733,325	42,122
Freeport-McMoRan Copper & Gold, Inc.	1,615,000	85,530
Royal Gold, Inc.	188,800	12,102
		139,754
TOTAL MATERIALS		525,798
TOTAL COMMON STOCKS (Cost $10,729,699)		14,135,338
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)(g)	325,704	15,000
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (g)	2,142,858	$ 15,000
TOTAL CONVERTIBLE PREFERRED STOCKS		30,000
Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.3%
Porsche Automobil Holding SE (Germany)	1,026,800	79,197
Volkswagen AG	547,800	109,762
		188,959
TOTAL PREFERRED STOCKS (Cost $171,905)		218,959
Money Market Funds - 1.0%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $146,021)	146,021,398	146,021
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,047,625)		14,500,318
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(109,870)
NET ASSETS - 100%		$ 14,390,448
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,618,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,953,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 15,000
Michael Kors Holdings Ltd.	7/8/11	$ 15,000
Swisher Hygiene, Inc.	3/22/11	$ 5,800
Swisher Hygiene, Inc.	4/15/11	$ 7,204
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 54
Fidelity Securities Lending Cash Central Fund	1,516
Total	$ 1,570
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 16,160	$ -	$ 14,466	$ -	$ -
Parsvnath Developers Ltd.	18,023	14,168	-	-	22,924
Total	$ 34,183	$ 14,168	$ 14,466	$ -	$ 22,924
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,766,580	$ 2,751,580	$ -	$ 15,000
Consumer Staples	1,526,402	1,526,402	-	-
Energy	1,558,127	1,558,127	-	-
Financials	342,151	312,668	29,483	-
Health Care	1,416,278	1,391,887	9,391	15,000
Industrials	1,351,803	1,347,997	3,806	-
Information Technology	4,867,158	4,851,254	-	15,904
Materials	525,798	525,798	-	-
Money Market Funds	146,021	146,021	-	-
Total Investments in Securities:	$ 14,500,318	$ 14,411,734	$ 42,680	$ 45,904
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,774
Total Realized Gain (Loss)	(1,136)
Total Unrealized Gain (Loss)	170
Cost of Purchases	45,908
Proceeds of Sales	(5,812)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 45,904
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (4)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
Germany	1.6%
Curacao	1.6%
Ireland	1.2%
France	1.0%
Others (Individually Less Than 1%)	7.6%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $7,175,000 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $140,857) - See accompanying schedule: Unaffiliated issuers (cost $10,870,753)	$ 14,331,373
Fidelity Central Funds (cost $146,021)	146,021
Other affiliated issuers (cost $30,851)	22,924
Total Investments (cost $11,047,625)		$ 14,500,318
Receivable for investments sold		325,167
Receivable for fund shares sold		13,859
Dividends receivable		3,107
Distributions receivable from Fidelity Central Funds		193
Other receivables		1,218
Total assets		14,843,862

Liabilities
Payable to custodian bank	$ 93
Payable for investments purchased	217,799
Payable for fund shares redeemed	70,986
Accrued management fee	8,786
Notes payable to affiliates	6,851
Other affiliated payables	2,289
Other payables and accrued expenses	589
Collateral on securities loaned, at value	146,021
Total liabilities		453,414

Net Assets		$ 14,390,448
Net Assets consist of:
Paid in capital		$ 10,512,137
Accumulated net investment loss		(7,667)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,284
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,452,694
Net Assets		$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,024,038 ÷ 249,612 shares)	$ 48.17

Class K: Net Asset Value, offering price and redemption price per share ($1,454,854 ÷ 30,179 shares)	$ 48.21

Class F: Net Asset Value, offering price and redemption price per share ($911,556 ÷ 18,896 shares)	$ 48.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 116,312
Interest		4
Income from Fidelity Central Funds		1,570
Total income		117,886

Expenses
Management fee Basic fee	$ 76,012
Performance adjustment	19,530
Transfer agent fees	26,204
Accounting and security lending fees	1,466
Custodian fees and expenses	448
Independent trustees' compensation	72
Appreciation in deferred trustee compensation account	1
Registration fees	144
Audit	111
Legal	64
Interest	15
Miscellaneous	139
Total expenses before reductions	124,206
Expense reductions	(1,803)	122,403
Net investment income (loss)		(4,517)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,575,157
Other affiliated issuers	(10,044)
Foreign currency transactions	(2,955)
Total net realized gain (loss)		1,562,158
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49)	1,651,481
Assets and liabilities in foreign currencies	176
Total change in net unrealized appreciation (depreciation)		1,651,657
Net gain (loss)		3,213,815
Net increase (decrease) in net assets resulting from operations		$ 3,209,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,517)	$ 13,622
Net realized gain (loss)	1,562,158	1,055,028
Change in net unrealized appreciation (depreciation)	1,651,657	793,347
Net increase (decrease) in net assets resulting from operations	3,209,298	1,861,997
Distributions to shareholders from net investment income	(2,405)	(57,433)
Distributions to shareholders from net realized gain	(12,451)	-
Total distributions	(14,856)	(57,433)
Share transactions - net increase (decrease)	(352,214)	(538,131)
Total increase (decrease) in net assets	2,842,228	1,266,433

Net Assets
Beginning of period	11,548,220	10,281,787
End of period (including accumulated net investment loss of $7,667 and undistributed net investment income of $2,062, respectively)	$ 14,390,448	$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Income from Investment Operations
Net investment income (loss) B	(.03)	.04	.27	.35	.32
Net realized and unrealized gain (loss)	10.61	5.80	(6.36)	(2.89)	6.19
Total from investment operations	10.58	5.84	(6.09)	(2.54)	6.51
Distributions from net investment income	(.00) F, G	(.18)	(.29)	(.33)	(.24)
Distributions from net realized gain	(.04) F	-	(.71)	(4.95)	(.93)
Total distributions	(.04)	(.18)	(1.00)	(5.28)	(1.17)
Net asset value, end of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Total Return A	28.12%	18.29%	(15.85)%	(6.30)%	16.02%
Ratios to Average Net Assets C,E
Expenses before reductions	.94%	.94%	.76%	.58%	.60%
Expenses net of fee waivers, if any	.94%	.94%	.76%	.58%	.60%
Expenses net of all reductions	.92%	.93%	.76%	.57%	.59%
Net investment income (loss)	(.06)%	.10%	.93%	.81%	.72%
Supplemental Data
Net assets, end of period (in millions)	$ 12,024	$ 10,295	$ 9,691	$ 13,349	$ 18,616
Portfolio turnover rate D	132%	135%	134%	82%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.05	.11	.32	.10
Net realized and unrealized gain (loss)	10.62	5.79	(6.33)	(2.84)
Total from investment operations	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(.07) I	-	(.71)	-
Total distributions	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B,C	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.76%	.74%	.52%	.41% A
Net investment income (loss)	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.07	.13	- I
Net realized and unrealized gain (loss)	10.61	5.80	2.82
Total from investment operations	10.68	5.93	2.82
Distributions from net investment income	(.06) J	(.22)	-
Distributions from net realized gain	(.08) J	-	-
Total distributions	(.13) K	(.22)	-
Net asset value, end of period	$ 48.24	$ 37.69	$ 31.98
Total Return B,C	28.41%	18.59%	9.67%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.72%	.70%	.51% A
Expenses net of all reductions	.71%	.68%	.51% A
Net investment income (loss)	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,629,356
Gross unrealized depreciation	(223,692)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,405,664

Tax Cost	$ 11,094,654

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 480,312
Net unrealized appreciation (depreciation)	$ 3,405,665

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 2,405	$ 57,433
Long-term Capital Gains	12,451	-
Total	$ 14,856	$ 57,433

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,822,174 and $18,155,781, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 25,585.22
Class K	619.05
	$ 26,204

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $536 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,305.44%		$ 12

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,503. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,516, including $24 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $27,562. The weighted average interest rate was .69%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,802 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Blue Chip Growth	$ 670	$ 52,296
Class K	1,165	4,902
Class F	570	235
Total	$ 2,405	$ 57,433
From net realized gain
Blue Chip Growth	$ 9,690	$ -
Class K	1,750	-
Class F	1,011	-
Total	$ 12,451	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Blue Chip Growth
Shares sold	42,281	41,698	$ 1,904,203	$ 1,553,486
Conversion to Class K	-	(604)	-	(19,981)
Reinvestment of distributions	232	1,459	10,166	51,338
Shares redeemed	(66,514)	(72,051)	(2,974,498)	(2,676,741)
Net increase (decrease)	(24,001)	(29,498)	$ (1,060,129)	$ (1,091,898)
Class K
Shares sold	13,902	11,377	$ 625,856	$ 427,050
Conversion from Blue Chip Growth	-	603	-	19,981
Reinvestment of distributions	70	139	2,916	4,902
Shares redeemed	(8,528)	(5,839)	(379,087)	(218,811)
Net increase (decrease)	5,444	6,280	$ 249,685	$ 233,122
Class F
Shares sold	12,501	8,796	$ 558,704	$ 331,310
Reinvestment of distributions	38	6	1,580	235
Shares redeemed	(2,171)	(282)	(102,054)	(10,900)
Net increase (decrease)	10,368	8,520	$ 458,230	$ 320,645

A Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Annual Report

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 12, 2011, to shareholders of record at the opening of business on September 09, 2011, a distribution of $1.598 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 100% of the dividends distributed in September and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $504,225,963, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
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BCF-UANN-0911
1.789244.108

Fidelity®

Blue Chip Growth

Fund -
Class F

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class F A	28.41%	6.86%	2.80%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class F on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class F shares rose 28.41%, solidly outpacing the 24.76% return of the Russell 1000® Growth Index. Security selection drove the fund's outperformance, mainly within technology, consumer discretionary and consumer staples. The top individual contributor was an underweighting in Cisco Systems. This producer of networking and communications tech products missed earnings estimates and its core IP (Internet protocol) switching business came under pressure from lower-cost competitors. Cisco was removed from the Russell 1000 Growth Index in June as part of the benchmark's annual rebalancing. Elsewhere, tech giant Apple - the fund's largest holding - helped, as did coal producer Massey Energy, which was acquired by Alpha Natural Resources. From an industry perspective, positioning in diversified financials hurt the most. Not owning index constituent International Business Machines was the biggest individual detractor, as the IT solutions/consulting services provider delivered solid earnings growth through disciplined operational expense management and also bought back some of its stock. Diversified financials firm Citigroup also hampered results. Some of the names I've mentioned in this review were not in the index, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Blue Chip Growth	.94%
Actual		$ 1,000.00	$ 1,040.60	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Class K	.78%
Actual		$ 1,000.00	$ 1,041.70	$ 3.95
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.73%
Actual		$ 1,000.00	$ 1,041.90	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	6.9
Google, Inc. Class A	4.7	3.7
Amazon.com, Inc.	2.4	2.0
QUALCOMM, Inc.	2.3	3.0
Halliburton Co.	2.0	0.8
Exxon Mobil Corp.	2.0	3.1
Philip Morris International, Inc.	1.8	1.5
The Coca-Cola Co.	1.8	1.5
McDonald's Corp.	1.7	0.7
Oracle Corp.	1.6	1.5
	28.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.8	36.7
Consumer Discretionary	19.2	16.9
Energy	10.8	10.4
Consumer Staples	10.6	7.3
Health Care	9.9	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.6%		Stocks 99.8%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.0%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 0.6%
Lear Corp.	136,700	$ 6,698
Tenneco, Inc. (a)	697,298	27,850
TRW Automotive Holdings Corp. (a)	772,100	38,968
Visteon Corp. (a)	173,100	10,853
		84,369
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	428,637	43,001
Brilliance China Automotive Holdings Ltd. (a)	4,058,000	5,181
Hyundai Motor Co.	75,033	16,725
Kia Motors Corp.	152,660	11,207
Tesla Motors, Inc. (a)(d)	2,597,600	73,174
		149,288
Diversified Consumer Services - 1.3%
Coinstar, Inc. (a)(d)	249,427	12,187
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	101,800	13,003
Weight Watchers International, Inc.	2,086,172	161,032
		186,222
Hotels, Restaurants & Leisure - 5.2%
Arcos Dorados Holdings, Inc.	1,324,400	31,070
Bravo Brio Restaurant Group, Inc.	750,800	16,780
Brinker International, Inc.	758,000	18,207
Chipotle Mexican Grill, Inc. (a)	145,100	47,097
Dunkin' Brands Group, Inc.	855,100	24,738
Jubilant Foodworks Ltd. (a)	533,088	10,305
Las Vegas Sands Corp. (a)	2,155,000	101,673
Life Time Fitness, Inc. (a)	120,100	5,015
McDonald's Corp.	2,853,430	246,765
MGM Mirage, Inc. (a)(d)	1,149,700	17,372
Panera Bread Co. Class A (a)	254,800	29,381
Starbucks Corp.	2,904,900	116,457
WMS Industries, Inc. (a)	262,500	7,237
Wyndham Worldwide Corp.	1,100,485	38,066
Yum! Brands, Inc.	756,700	39,969
		750,132
Household Durables - 0.2%
Beazer Homes USA, Inc. (a)(d)	3,151,700	9,140
SodaStream International Ltd.	255,200	18,719
		27,859
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	1,544,600	$ 343,704
Netflix, Inc. (a)	70,900	18,859
Priceline.com, Inc. (a)	157,000	84,411
		446,974
Media - 0.5%
DISH Network Corp. Class A (a)	1,251,100	37,070
Focus Media Holding Ltd. ADR (a)(d)	528,900	17,396
Pandora Media, Inc.	35,800	540
ReachLocal, Inc. (a)(d)	720,300	13,102
		68,108
Multiline Retail - 1.5%
Macy's, Inc.	4,195,000	121,110
Target Corp.	1,785,179	91,919
		213,029
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	126,600	9,257
Ascena Retail Group, Inc. (a)	1,118,600	36,153
AutoZone, Inc. (a)	9,500	2,712
Bed Bath & Beyond, Inc. (a)	616,900	36,082
Chico's FAS, Inc.	1,336,300	20,165
Cia.Hering SA	254,600	5,456
Dick's Sporting Goods, Inc. (a)	377,400	13,964
Foot Locker, Inc.	1,330,800	28,918
Francescas Holdings Corp.	280,300	7,361
Limited Brands, Inc.	1,414,800	53,564
Ross Stores, Inc.	179,600	13,608
rue21, Inc. (a)(d)	200,000	6,574
Teavana Holdings, Inc.	19,300	544
TJX Companies, Inc.	1,562,740	86,420
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	342,500	21,588
Vitamin Shoppe, Inc. (a)	195,000	8,494
		350,860
Textiles, Apparel & Luxury Goods - 2.0%
Arezzo Industria e Comercio SA	1,121,000	16,050
Coach, Inc.	169,300	10,930
Crocs, Inc. (a)	1,421,500	44,536
Deckers Outdoor Corp. (a)	180,800	17,944
Fossil, Inc. (a)	425,600	53,485
Gitanjali Gems Ltd.	2,187,799	15,333
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	603,000	$ 54,360
Polo Ralph Lauren Corp. Class A	130,200	17,586
Steven Madden Ltd. (a)	271,950	10,361
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	440,600	32,344
Vera Bradley, Inc. (d)	354,325	12,851
		285,780
TOTAL CONSUMER DISCRETIONARY		2,562,621
CONSUMER STAPLES - 10.6%
Beverages - 3.4%
Anheuser-Busch InBev SA NV ADR	504,500	29,049
Dr Pepper Snapple Group, Inc.	2,421,400	91,432
Hansen Natural Corp. (a)	680,600	52,148
PepsiCo, Inc.	932,800	59,737
The Coca-Cola Co.	3,769,700	256,377
		488,743
Food & Staples Retailing - 2.7%
Casey's General Stores, Inc.	258,600	11,637
Chefs' Warehouse Holdings	198,400	3,522
Costco Wholesale Corp.	578,700	45,283
CVS Caremark Corp.	2,635,400	95,797
Droga Raia SA	635,700	11,782
Sun Art Retail Group Ltd.	977,500	1,257
Walgreen Co.	3,296,100	128,680
Whole Foods Market, Inc.	1,463,100	97,589
		395,547
Food Products - 1.6%
Calbee, Inc.	408,300	17,188
Danone	396,900	28,400
Dean Foods Co. (a)	1,170,900	12,903
Diamond Foods, Inc. (d)	271,500	19,437
Green Mountain Coffee Roasters, Inc. (a)	1,222,600	127,089
Mead Johnson Nutrition Co. Class A	277,200	19,784
		224,801
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	684,100	71,769
Herbalife Ltd.	296,461	16,519
		88,288
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.3%
Altria Group, Inc.	1,081,100	$ 28,433
Lorillard, Inc.	412,100	43,773
Philip Morris International, Inc.	3,608,500	256,817
		329,023
TOTAL CONSUMER STAPLES		1,526,402
ENERGY - 10.8%
Energy Equipment & Services - 5.6%
Baker Hughes, Inc.	1,249,800	96,710
Cameron International Corp. (a)	208,800	11,680
Carbo Ceramics, Inc.	129,800	20,258
Halliburton Co.	5,300,800	290,113
Helmerich & Payne, Inc.	218,100	15,060
ION Geophysical Corp. (a)	606,700	6,152
National Oilwell Varco, Inc.	1,180,000	95,073
Schlumberger Ltd.	2,556,100	230,995
Transocean Ltd. (United States)	680,000	41,861
		807,902
Oil, Gas & Consumable Fuels - 5.2%
Alpha Natural Resources, Inc. (a)	1,894,799	80,927
Amyris, Inc.	34,657	802
Anadarko Petroleum Corp.	194,800	16,083
Cabot Oil & Gas Corp.	768,300	56,916
Chesapeake Energy Corp.	772,800	26,546
Chevron Corp.	715,000	74,374
Continental Resources, Inc. (a)	271,700	18,636
EV Energy Partners LP	241,100	16,969
Exxon Mobil Corp.	3,501,900	279,417
Hess Corp.	419,900	28,788
Marathon Petroleum Corp.	383,200	16,780
Occidental Petroleum Corp.	1,137,600	111,690
Solazyme, Inc.	180,800	4,131
Western Refining, Inc. (a)(d)	889,200	18,166
		750,225
TOTAL ENERGY		1,558,127
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 2.4%
Capital Markets - 0.3%
Morgan Stanley	1,693,400	$ 37,678
Commercial Banks - 0.2%
HDFC Bank Ltd.	1,262,465	13,895
ICICI Bank Ltd.	666,777	15,588
		29,483
Consumer Finance - 0.4%
Discover Financial Services	1,578,300	40,420
Shriram Transport Finance Co. Ltd.	1,309,840	18,978
		59,398
Diversified Financial Services - 1.3%
Citigroup, Inc.	4,889,020	187,445
Real Estate Management & Development - 0.2%
Parsvnath Developers Ltd. (a)(e)	21,771,340	22,924
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	335,144	5,223
TOTAL FINANCIALS		342,151
HEALTH CARE - 9.8%
Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (a)	622,900	35,381
Alkermes, Inc. (a)	917,100	15,811
Amarin Corp. PLC ADR (a)	1,645,200	22,276
Amylin Pharmaceuticals, Inc. (a)	1,832,100	21,820
ARIAD Pharmaceuticals, Inc. (a)	1,000,000	11,890
Biogen Idec, Inc. (a)	516,000	52,565
Cepheid, Inc. (a)	94,400	3,565
Exelixis, Inc. (a)	2,913,200	22,432
Human Genome Sciences, Inc. (a)	1,012,500	21,273
InterMune, Inc. (a)	778,802	25,996
Micromet, Inc. (a)	1,322,420	7,485
Pharmasset, Inc. (a)	64,800	7,865
Regeneron Pharmaceuticals, Inc. (a)	137,500	7,296
Vertex Pharmaceuticals, Inc. (a)	2,107,300	109,285
		364,940
Health Care Equipment & Supplies - 1.2%
C. R. Bard, Inc.	117,200	11,565
Covidien PLC	1,321,600	67,124
Edwards Lifesciences Corp. (a)	165,100	11,780
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (a)	200,000	$ 5,762
The Cooper Companies, Inc.	564,072	43,146
Volcano Corp. (a)	186,400	5,855
William Demant Holding A/S (a)	126,000	11,057
Zoll Medical Corp. (a)	130,900	9,118
		165,407
Health Care Providers & Services - 3.5%
Accretive Health, Inc. (a)	642,000	19,286
Aetna, Inc.	217,900	9,041
AmerisourceBergen Corp.	176,900	6,777
Apollo Hospitals Enterprise Ltd.	649,448	7,742
CIGNA Corp.	382,800	19,052
Express Scripts, Inc. (a)	2,271,280	123,240
Humana, Inc.	311,100	23,202
McKesson Corp.	1,148,000	93,126
Medco Health Solutions, Inc. (a)	2,014,100	126,647
Omnicare, Inc.	50,300	1,534
UnitedHealth Group, Inc.	660,000	32,756
Universal Health Services, Inc. Class B	325,200	16,143
WellPoint, Inc.	266,900	18,029
		496,575
Health Care Technology - 0.5%
Cerner Corp. (a)	978,200	65,041
SXC Health Solutions Corp. (a)	163,800	10,367
		75,408
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	220,400	13,764
Sequenom, Inc. (a)(d)	2,457,600	17,351
		31,115
Pharmaceuticals - 1.9%
Allergan, Inc.	126,100	10,253
AVANIR Pharmaceuticals Class A (a)(d)	1,264,000	4,740
Elan Corp. PLC sponsored ADR (a)	2,231,100	24,676
Endocyte, Inc.	1,477,700	19,698
GlaxoSmithKline PLC sponsored ADR	345,300	15,338
Johnson & Johnson	1,943,800	125,939
Novo Nordisk A/S Series B	76,779	9,391
Sanofi-Aventis sponsored ADR	371,600	14,400
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Shire PLC sponsored ADR	152,700	$ 15,881
Valeant Pharmaceuticals International, Inc. (Canada)	499,900	27,517
		267,833
TOTAL HEALTH CARE		1,401,278
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.7%
BE Aerospace, Inc. (a)	177,700	7,072
Honeywell International, Inc.	940,800	49,956
Precision Castparts Corp.	787,600	127,103
The Boeing Co.	2,166,100	152,645
United Technologies Corp.	2,463,600	204,085
		540,861
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	769,600	53,272
Airlines - 0.2%
Copa Holdings SA Class A	426,600	27,989
Building Products - 0.2%
Armstrong World Industries, Inc.	920,900	36,376
Commercial Services & Supplies - 0.1%
Swisher Hygiene, Inc. (g)	1,159,960	5,243
Swisher Hygiene, Inc. (g)	935,531	3,806
		9,049
Construction & Engineering - 0.9%
Fluor Corp.	1,660,700	105,504
KBR, Inc.	550,900	19,640
		125,144
Electrical Equipment - 0.3%
Polypore International, Inc. (a)	667,500	45,390
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	319,900	13,829
Danaher Corp.	2,360,600	115,929
General Electric Co.	2,358,000	42,232
		171,990
Machinery - 1.7%
Caterpillar, Inc.	446,300	44,090
Cummins, Inc.	730,900	76,657
Fanuc Corp.	169,500	32,176
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd.	921,300	$ 34,475
Jain Irrigation Systems Ltd.	780,008	3,073
Kennametal, Inc.	176,100	6,944
Pall Corp.	443,900	22,009
WABCO Holdings, Inc. (a)	399,900	25,214
		244,638
Road & Rail - 0.6%
CSX Corp.	787,200	19,342
Union Pacific Corp.	649,400	66,551
		85,893
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	827,400	11,201
TOTAL INDUSTRIALS		1,351,803
INFORMATION TECHNOLOGY - 33.8%
Communications Equipment - 3.6%
Alcatel-Lucent SA sponsored ADR (a)	25,984,395	105,237
Cisco Systems, Inc.	1,378,300	22,011
HTC Corp.	23,300	692
Juniper Networks, Inc. (a)	2,002,700	46,843
Polycom, Inc. (a)	847,300	22,903
QUALCOMM, Inc.	6,009,000	329,173
Riverbed Technology, Inc. (a)	700	20
		526,879
Computers & Peripherals - 10.0%
Apple, Inc. (a)	2,968,300	1,159,056
EMC Corp. (a)	3,372,000	87,942
Fusion-io, Inc.	100,600	2,979
NetApp, Inc. (a)(d)	2,672,700	127,007
SanDisk Corp. (a)	1,455,800	61,915
		1,438,899
Electronic Equipment & Components - 0.1%
Fabrinet (a)	683,381	10,524
TE Connectivity Ltd.	155,045	5,338
		15,862
Internet Software & Services - 7.2%
Baidu.com, Inc. sponsored ADR (a)	198,700	31,210
eBay, Inc. (a)	3,588,840	117,535
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class B (a)(g)	636,167	$ 15,904
Google, Inc. Class A (a)	1,115,967	673,698
GREE, Inc.	356,900	8,194
IAC/InterActiveCorp (a)	463,500	19,184
INFO Edge India Ltd.	293,110	4,969
Mail.ru Group Ltd. GDR (a)(f)	1,193,100	42,618
OpenTable, Inc. (a)	139,651	9,896
Rackspace Hosting, Inc. (a)	1,959,600	78,384
SINA Corp. (a)	60,100	6,496
Velti PLC (a)	1,398,000	23,081
		1,031,169
IT Services - 2.7%
Accenture PLC Class A	698,100	41,286
Cognizant Technology Solutions Corp. Class A (a)	1,541,100	107,677
MasterCard, Inc. Class A	611,400	185,407
ServiceSource International, Inc. (d)	322,900	6,025
Visa, Inc. Class A	524,923	44,902
		385,297
Semiconductors & Semiconductor Equipment - 3.9%
Altera Corp.	1,336,000	54,616
Avago Technologies Ltd.	3,152,700	106,025
Broadcom Corp. Class A	3,610,500	133,841
Freescale Semiconductor Holdings I Ltd.	1,955,069	31,926
GT Solar International, Inc. (a)(d)	1,567,100	21,375
Marvell Technology Group Ltd. (a)	3,088,986	45,779
NVIDIA Corp. (a)	6,614,973	91,485
NXP Semiconductors NV	2,090,000	41,340
PMC-Sierra, Inc. (a)	4,712,600	32,941
		559,328
Software - 6.3%
BroadSoft, Inc. (a)	815,700	23,827
Check Point Software Technologies Ltd. (a)	1,510,000	87,052
Citrix Systems, Inc. (a)	363,000	26,151
Electronic Arts, Inc. (a)	1,201,000	26,722
Informatica Corp. (a)	1,168,000	59,720
Microsoft Corp.	4,475,400	122,626
MicroStrategy, Inc. Class A (a)	44,800	7,140
Nuance Communications, Inc. (a)	1,265,900	25,331
Oracle Corp.	7,566,300	231,377
QLIK Technologies, Inc.	1,011,763	30,667
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
RealPage, Inc. (d)	66,073	$ 1,589
Red Hat, Inc. (a)	1,604,700	67,526
Rovi Corp. (a)	150,200	7,956
salesforce.com, Inc. (a)	730,265	105,677
VMware, Inc. Class A (a)	860,700	86,363
		909,724
TOTAL INFORMATION TECHNOLOGY		4,867,158
MATERIALS - 3.7%
Chemicals - 2.6%
Celanese Corp. Class A	268,700	14,813
CF Industries Holdings, Inc.	591,800	91,918
E.I. du Pont de Nemours & Co.	676,000	34,760
LyondellBasell Industries NV Class A	1,734,300	68,435
Monsanto Co.	240,700	17,687
Potash Corp. of Saskatchewan, Inc.	252,800	14,595
Rockwood Holdings, Inc. (a)	572,600	34,625
The Mosaic Co.	1,343,700	95,026
		371,859
Containers & Packaging - 0.1%
Ball Corp.	365,600	14,185
Metals & Mining - 1.0%
Carpenter Technology Corp.	733,325	42,122
Freeport-McMoRan Copper & Gold, Inc.	1,615,000	85,530
Royal Gold, Inc.	188,800	12,102
		139,754
TOTAL MATERIALS		525,798
TOTAL COMMON STOCKS (Cost $10,729,699)		14,135,338
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)(g)	325,704	15,000
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (g)	2,142,858	$ 15,000
TOTAL CONVERTIBLE PREFERRED STOCKS		30,000
Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.3%
Porsche Automobil Holding SE (Germany)	1,026,800	79,197
Volkswagen AG	547,800	109,762
		188,959
TOTAL PREFERRED STOCKS (Cost $171,905)		218,959
Money Market Funds - 1.0%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $146,021)	146,021,398	146,021
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,047,625)		14,500,318
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(109,870)
NET ASSETS - 100%		$ 14,390,448
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,618,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,953,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 15,000
Michael Kors Holdings Ltd.	7/8/11	$ 15,000
Swisher Hygiene, Inc.	3/22/11	$ 5,800
Swisher Hygiene, Inc.	4/15/11	$ 7,204
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 54
Fidelity Securities Lending Cash Central Fund	1,516
Total	$ 1,570
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 16,160	$ -	$ 14,466	$ -	$ -
Parsvnath Developers Ltd.	18,023	14,168	-	-	22,924
Total	$ 34,183	$ 14,168	$ 14,466	$ -	$ 22,924
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,766,580	$ 2,751,580	$ -	$ 15,000
Consumer Staples	1,526,402	1,526,402	-	-
Energy	1,558,127	1,558,127	-	-
Financials	342,151	312,668	29,483	-
Health Care	1,416,278	1,391,887	9,391	15,000
Industrials	1,351,803	1,347,997	3,806	-
Information Technology	4,867,158	4,851,254	-	15,904
Materials	525,798	525,798	-	-
Money Market Funds	146,021	146,021	-	-
Total Investments in Securities:	$ 14,500,318	$ 14,411,734	$ 42,680	$ 45,904
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,774
Total Realized Gain (Loss)	(1,136)
Total Unrealized Gain (Loss)	170
Cost of Purchases	45,908
Proceeds of Sales	(5,812)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 45,904
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (4)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
Germany	1.6%
Curacao	1.6%
Ireland	1.2%
France	1.0%
Others (Individually Less Than 1%)	7.6%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $7,175,000 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $140,857) - See accompanying schedule: Unaffiliated issuers (cost $10,870,753)	$ 14,331,373
Fidelity Central Funds (cost $146,021)	146,021
Other affiliated issuers (cost $30,851)	22,924
Total Investments (cost $11,047,625)		$ 14,500,318
Receivable for investments sold		325,167
Receivable for fund shares sold		13,859
Dividends receivable		3,107
Distributions receivable from Fidelity Central Funds		193
Other receivables		1,218
Total assets		14,843,862

Liabilities
Payable to custodian bank	$ 93
Payable for investments purchased	217,799
Payable for fund shares redeemed	70,986
Accrued management fee	8,786
Notes payable to affiliates	6,851
Other affiliated payables	2,289
Other payables and accrued expenses	589
Collateral on securities loaned, at value	146,021
Total liabilities		453,414

Net Assets		$ 14,390,448
Net Assets consist of:
Paid in capital		$ 10,512,137
Accumulated net investment loss		(7,667)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,284
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,452,694
Net Assets		$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,024,038 ÷ 249,612 shares)	$ 48.17

Class K: Net Asset Value, offering price and redemption price per share ($1,454,854 ÷ 30,179 shares)	$ 48.21

Class F: Net Asset Value, offering price and redemption price per share ($911,556 ÷ 18,896 shares)	$ 48.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 116,312
Interest		4
Income from Fidelity Central Funds		1,570
Total income		117,886

Expenses
Management fee Basic fee	$ 76,012
Performance adjustment	19,530
Transfer agent fees	26,204
Accounting and security lending fees	1,466
Custodian fees and expenses	448
Independent trustees' compensation	72
Appreciation in deferred trustee compensation account	1
Registration fees	144
Audit	111
Legal	64
Interest	15
Miscellaneous	139
Total expenses before reductions	124,206
Expense reductions	(1,803)	122,403
Net investment income (loss)		(4,517)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,575,157
Other affiliated issuers	(10,044)
Foreign currency transactions	(2,955)
Total net realized gain (loss)		1,562,158
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49)	1,651,481
Assets and liabilities in foreign currencies	176
Total change in net unrealized appreciation (depreciation)		1,651,657
Net gain (loss)		3,213,815
Net increase (decrease) in net assets resulting from operations		$ 3,209,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,517)	$ 13,622
Net realized gain (loss)	1,562,158	1,055,028
Change in net unrealized appreciation (depreciation)	1,651,657	793,347
Net increase (decrease) in net assets resulting from operations	3,209,298	1,861,997
Distributions to shareholders from net investment income	(2,405)	(57,433)
Distributions to shareholders from net realized gain	(12,451)	-
Total distributions	(14,856)	(57,433)
Share transactions - net increase (decrease)	(352,214)	(538,131)
Total increase (decrease) in net assets	2,842,228	1,266,433

Net Assets
Beginning of period	11,548,220	10,281,787
End of period (including accumulated net investment loss of $7,667 and undistributed net investment income of $2,062, respectively)	$ 14,390,448	$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Income from Investment Operations
Net investment income (loss) B	(.03)	.04	.27	.35	.32
Net realized and unrealized gain (loss)	10.61	5.80	(6.36)	(2.89)	6.19
Total from investment operations	10.58	5.84	(6.09)	(2.54)	6.51
Distributions from net investment income	(.00) F, G	(.18)	(.29)	(.33)	(.24)
Distributions from net realized gain	(.04) F	-	(.71)	(4.95)	(.93)
Total distributions	(.04)	(.18)	(1.00)	(5.28)	(1.17)
Net asset value, end of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Total Return A	28.12%	18.29%	(15.85)%	(6.30)%	16.02%
Ratios to Average Net Assets C,E
Expenses before reductions	.94%	.94%	.76%	.58%	.60%
Expenses net of fee waivers, if any	.94%	.94%	.76%	.58%	.60%
Expenses net of all reductions	.92%	.93%	.76%	.57%	.59%
Net investment income (loss)	(.06)%	.10%	.93%	.81%	.72%
Supplemental Data
Net assets, end of period (in millions)	$ 12,024	$ 10,295	$ 9,691	$ 13,349	$ 18,616
Portfolio turnover rate D	132%	135%	134%	82%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.05	.11	.32	.10
Net realized and unrealized gain (loss)	10.62	5.79	(6.33)	(2.84)
Total from investment operations	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(.07) I	-	(.71)	-
Total distributions	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B,C	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.76%	.74%	.52%	.41% A
Net investment income (loss)	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.07	.13	- I
Net realized and unrealized gain (loss)	10.61	5.80	2.82
Total from investment operations	10.68	5.93	2.82
Distributions from net investment income	(.06) J	(.22)	-
Distributions from net realized gain	(.08) J	-	-
Total distributions	(.13) K	(.22)	-
Net asset value, end of period	$ 48.24	$ 37.69	$ 31.98
Total Return B,C	28.41%	18.59%	9.67%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.72%	.70%	.51% A
Expenses net of all reductions	.71%	.68%	.51% A
Net investment income (loss)	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,629,356
Gross unrealized depreciation	(223,692)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,405,664

Tax Cost	$ 11,094,654

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 480,312
Net unrealized appreciation (depreciation)	$ 3,405,665

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 2,405	$ 57,433
Long-term Capital Gains	12,451	-
Total	$ 14,856	$ 57,433

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,822,174 and $18,155,781, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 25,585.22
Class K	619.05
	$ 26,204

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $536 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,305.44%		$ 12

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,503. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,516, including $24 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $27,562. The weighted average interest rate was .69%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,802 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Blue Chip Growth	$ 670	$ 52,296
Class K	1,165	4,902
Class F	570	235
Total	$ 2,405	$ 57,433
From net realized gain
Blue Chip Growth	$ 9,690	$ -
Class K	1,750	-
Class F	1,011	-
Total	$ 12,451	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Blue Chip Growth
Shares sold	42,281	41,698	$ 1,904,203	$ 1,553,486
Conversion to Class K	-	(604)	-	(19,981)
Reinvestment of distributions	232	1,459	10,166	51,338
Shares redeemed	(66,514)	(72,051)	(2,974,498)	(2,676,741)
Net increase (decrease)	(24,001)	(29,498)	$ (1,060,129)	$ (1,091,898)
Class K
Shares sold	13,902	11,377	$ 625,856	$ 427,050
Conversion from Blue Chip Growth	-	603	-	19,981
Reinvestment of distributions	70	139	2,916	4,902
Shares redeemed	(8,528)	(5,839)	(379,087)	(218,811)
Net increase (decrease)	5,444	6,280	$ 249,685	$ 233,122
Class F
Shares sold	12,501	8,796	$ 558,704	$ 331,310
Reinvestment of distributions	38	6	1,580	235
Shares redeemed	(2,171)	(282)	(102,054)	(10,900)
Net increase (decrease)	10,368	8,520	$ 458,230	$ 320,645

A Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	09/12/11	09/09/11	$1.598

Class F designates 100% of the dividends distributed in September and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $504,225,963, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-F-ANN-0911
1.891663.102

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	28.37%	6.89%	2.82%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the year, the fund's Class K shares rose 28.37%, solidly outpacing the 24.76% return of the Russell 1000® Growth Index. Security selection drove the fund's outperformance, mainly within technology, consumer discretionary and consumer staples. The top individual contributor was an underweighting in Cisco Systems. This producer of networking and communications tech products missed earnings estimates and its core IP (Internet protocol) switching business came under pressure from lower-cost competitors. Cisco was removed from the Russell 1000 Growth Index in June as part of the benchmark's annual rebalancing. Elsewhere, tech giant Apple - the fund's largest holding - helped, as did coal producer Massey Energy, which was acquired by Alpha Natural Resources. From an industry perspective, positioning in diversified financials hurt the most. Not owning index constituent International Business Machines was the biggest individual detractor, as the IT solutions/consulting services provider delivered solid earnings growth through disciplined operational expense management and also bought back some of its stock. Diversified financials firm Citigroup also hampered results. Some of the names I've mentioned in this review were not in the index, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Blue Chip Growth	.94%
Actual		$ 1,000.00	$ 1,040.60	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,020.13	$ 4.71
Class K	.78%
Actual		$ 1,000.00	$ 1,041.70	$ 3.95
Hypothetical A		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.73%
Actual		$ 1,000.00	$ 1,041.90	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.1	6.9
Google, Inc. Class A	4.7	3.7
Amazon.com, Inc.	2.4	2.0
QUALCOMM, Inc.	2.3	3.0
Halliburton Co.	2.0	0.8
Exxon Mobil Corp.	2.0	3.1
Philip Morris International, Inc.	1.8	1.5
The Coca-Cola Co.	1.8	1.5
McDonald's Corp.	1.7	0.7
Oracle Corp.	1.6	1.5
	28.4
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.8	36.7
Consumer Discretionary	19.2	16.9
Energy	10.8	10.4
Consumer Staples	10.6	7.3
Health Care	9.9	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.6%		Stocks 99.8%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.0%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 0.6%
Lear Corp.	136,700	$ 6,698
Tenneco, Inc. (a)	697,298	27,850
TRW Automotive Holdings Corp. (a)	772,100	38,968
Visteon Corp. (a)	173,100	10,853
		84,369
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	428,637	43,001
Brilliance China Automotive Holdings Ltd. (a)	4,058,000	5,181
Hyundai Motor Co.	75,033	16,725
Kia Motors Corp.	152,660	11,207
Tesla Motors, Inc. (a)(d)	2,597,600	73,174
		149,288
Diversified Consumer Services - 1.3%
Coinstar, Inc. (a)(d)	249,427	12,187
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	101,800	13,003
Weight Watchers International, Inc.	2,086,172	161,032
		186,222
Hotels, Restaurants & Leisure - 5.2%
Arcos Dorados Holdings, Inc.	1,324,400	31,070
Bravo Brio Restaurant Group, Inc.	750,800	16,780
Brinker International, Inc.	758,000	18,207
Chipotle Mexican Grill, Inc. (a)	145,100	47,097
Dunkin' Brands Group, Inc.	855,100	24,738
Jubilant Foodworks Ltd. (a)	533,088	10,305
Las Vegas Sands Corp. (a)	2,155,000	101,673
Life Time Fitness, Inc. (a)	120,100	5,015
McDonald's Corp.	2,853,430	246,765
MGM Mirage, Inc. (a)(d)	1,149,700	17,372
Panera Bread Co. Class A (a)	254,800	29,381
Starbucks Corp.	2,904,900	116,457
WMS Industries, Inc. (a)	262,500	7,237
Wyndham Worldwide Corp.	1,100,485	38,066
Yum! Brands, Inc.	756,700	39,969
		750,132
Household Durables - 0.2%
Beazer Homes USA, Inc. (a)(d)	3,151,700	9,140
SodaStream International Ltd.	255,200	18,719
		27,859
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	1,544,600	$ 343,704
Netflix, Inc. (a)	70,900	18,859
Priceline.com, Inc. (a)	157,000	84,411
		446,974
Media - 0.5%
DISH Network Corp. Class A (a)	1,251,100	37,070
Focus Media Holding Ltd. ADR (a)(d)	528,900	17,396
Pandora Media, Inc.	35,800	540
ReachLocal, Inc. (a)(d)	720,300	13,102
		68,108
Multiline Retail - 1.5%
Macy's, Inc.	4,195,000	121,110
Target Corp.	1,785,179	91,919
		213,029
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A	126,600	9,257
Ascena Retail Group, Inc. (a)	1,118,600	36,153
AutoZone, Inc. (a)	9,500	2,712
Bed Bath & Beyond, Inc. (a)	616,900	36,082
Chico's FAS, Inc.	1,336,300	20,165
Cia.Hering SA	254,600	5,456
Dick's Sporting Goods, Inc. (a)	377,400	13,964
Foot Locker, Inc.	1,330,800	28,918
Francescas Holdings Corp.	280,300	7,361
Limited Brands, Inc.	1,414,800	53,564
Ross Stores, Inc.	179,600	13,608
rue21, Inc. (a)(d)	200,000	6,574
Teavana Holdings, Inc.	19,300	544
TJX Companies, Inc.	1,562,740	86,420
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	342,500	21,588
Vitamin Shoppe, Inc. (a)	195,000	8,494
		350,860
Textiles, Apparel & Luxury Goods - 2.0%
Arezzo Industria e Comercio SA	1,121,000	16,050
Coach, Inc.	169,300	10,930
Crocs, Inc. (a)	1,421,500	44,536
Deckers Outdoor Corp. (a)	180,800	17,944
Fossil, Inc. (a)	425,600	53,485
Gitanjali Gems Ltd.	2,187,799	15,333
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	603,000	$ 54,360
Polo Ralph Lauren Corp. Class A	130,200	17,586
Steven Madden Ltd. (a)	271,950	10,361
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	440,600	32,344
Vera Bradley, Inc. (d)	354,325	12,851
		285,780
TOTAL CONSUMER DISCRETIONARY		2,562,621
CONSUMER STAPLES - 10.6%
Beverages - 3.4%
Anheuser-Busch InBev SA NV ADR	504,500	29,049
Dr Pepper Snapple Group, Inc.	2,421,400	91,432
Hansen Natural Corp. (a)	680,600	52,148
PepsiCo, Inc.	932,800	59,737
The Coca-Cola Co.	3,769,700	256,377
		488,743
Food & Staples Retailing - 2.7%
Casey's General Stores, Inc.	258,600	11,637
Chefs' Warehouse Holdings	198,400	3,522
Costco Wholesale Corp.	578,700	45,283
CVS Caremark Corp.	2,635,400	95,797
Droga Raia SA	635,700	11,782
Sun Art Retail Group Ltd.	977,500	1,257
Walgreen Co.	3,296,100	128,680
Whole Foods Market, Inc.	1,463,100	97,589
		395,547
Food Products - 1.6%
Calbee, Inc.	408,300	17,188
Danone	396,900	28,400
Dean Foods Co. (a)	1,170,900	12,903
Diamond Foods, Inc. (d)	271,500	19,437
Green Mountain Coffee Roasters, Inc. (a)	1,222,600	127,089
Mead Johnson Nutrition Co. Class A	277,200	19,784
		224,801
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	684,100	71,769
Herbalife Ltd.	296,461	16,519
		88,288
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 2.3%
Altria Group, Inc.	1,081,100	$ 28,433
Lorillard, Inc.	412,100	43,773
Philip Morris International, Inc.	3,608,500	256,817
		329,023
TOTAL CONSUMER STAPLES		1,526,402
ENERGY - 10.8%
Energy Equipment & Services - 5.6%
Baker Hughes, Inc.	1,249,800	96,710
Cameron International Corp. (a)	208,800	11,680
Carbo Ceramics, Inc.	129,800	20,258
Halliburton Co.	5,300,800	290,113
Helmerich & Payne, Inc.	218,100	15,060
ION Geophysical Corp. (a)	606,700	6,152
National Oilwell Varco, Inc.	1,180,000	95,073
Schlumberger Ltd.	2,556,100	230,995
Transocean Ltd. (United States)	680,000	41,861
		807,902
Oil, Gas & Consumable Fuels - 5.2%
Alpha Natural Resources, Inc. (a)	1,894,799	80,927
Amyris, Inc.	34,657	802
Anadarko Petroleum Corp.	194,800	16,083
Cabot Oil & Gas Corp.	768,300	56,916
Chesapeake Energy Corp.	772,800	26,546
Chevron Corp.	715,000	74,374
Continental Resources, Inc. (a)	271,700	18,636
EV Energy Partners LP	241,100	16,969
Exxon Mobil Corp.	3,501,900	279,417
Hess Corp.	419,900	28,788
Marathon Petroleum Corp.	383,200	16,780
Occidental Petroleum Corp.	1,137,600	111,690
Solazyme, Inc.	180,800	4,131
Western Refining, Inc. (a)(d)	889,200	18,166
		750,225
TOTAL ENERGY		1,558,127
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 2.4%
Capital Markets - 0.3%
Morgan Stanley	1,693,400	$ 37,678
Commercial Banks - 0.2%
HDFC Bank Ltd.	1,262,465	13,895
ICICI Bank Ltd.	666,777	15,588
		29,483
Consumer Finance - 0.4%
Discover Financial Services	1,578,300	40,420
Shriram Transport Finance Co. Ltd.	1,309,840	18,978
		59,398
Diversified Financial Services - 1.3%
Citigroup, Inc.	4,889,020	187,445
Real Estate Management & Development - 0.2%
Parsvnath Developers Ltd. (a)(e)	21,771,340	22,924
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	335,144	5,223
TOTAL FINANCIALS		342,151
HEALTH CARE - 9.8%
Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (a)	622,900	35,381
Alkermes, Inc. (a)	917,100	15,811
Amarin Corp. PLC ADR (a)	1,645,200	22,276
Amylin Pharmaceuticals, Inc. (a)	1,832,100	21,820
ARIAD Pharmaceuticals, Inc. (a)	1,000,000	11,890
Biogen Idec, Inc. (a)	516,000	52,565
Cepheid, Inc. (a)	94,400	3,565
Exelixis, Inc. (a)	2,913,200	22,432
Human Genome Sciences, Inc. (a)	1,012,500	21,273
InterMune, Inc. (a)	778,802	25,996
Micromet, Inc. (a)	1,322,420	7,485
Pharmasset, Inc. (a)	64,800	7,865
Regeneron Pharmaceuticals, Inc. (a)	137,500	7,296
Vertex Pharmaceuticals, Inc. (a)	2,107,300	109,285
		364,940
Health Care Equipment & Supplies - 1.2%
C. R. Bard, Inc.	117,200	11,565
Covidien PLC	1,321,600	67,124
Edwards Lifesciences Corp. (a)	165,100	11,780
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (a)	200,000	$ 5,762
The Cooper Companies, Inc.	564,072	43,146
Volcano Corp. (a)	186,400	5,855
William Demant Holding A/S (a)	126,000	11,057
Zoll Medical Corp. (a)	130,900	9,118
		165,407
Health Care Providers & Services - 3.5%
Accretive Health, Inc. (a)	642,000	19,286
Aetna, Inc.	217,900	9,041
AmerisourceBergen Corp.	176,900	6,777
Apollo Hospitals Enterprise Ltd.	649,448	7,742
CIGNA Corp.	382,800	19,052
Express Scripts, Inc. (a)	2,271,280	123,240
Humana, Inc.	311,100	23,202
McKesson Corp.	1,148,000	93,126
Medco Health Solutions, Inc. (a)	2,014,100	126,647
Omnicare, Inc.	50,300	1,534
UnitedHealth Group, Inc.	660,000	32,756
Universal Health Services, Inc. Class B	325,200	16,143
WellPoint, Inc.	266,900	18,029
		496,575
Health Care Technology - 0.5%
Cerner Corp. (a)	978,200	65,041
SXC Health Solutions Corp. (a)	163,800	10,367
		75,408
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	220,400	13,764
Sequenom, Inc. (a)(d)	2,457,600	17,351
		31,115
Pharmaceuticals - 1.9%
Allergan, Inc.	126,100	10,253
AVANIR Pharmaceuticals Class A (a)(d)	1,264,000	4,740
Elan Corp. PLC sponsored ADR (a)	2,231,100	24,676
Endocyte, Inc.	1,477,700	19,698
GlaxoSmithKline PLC sponsored ADR	345,300	15,338
Johnson & Johnson	1,943,800	125,939
Novo Nordisk A/S Series B	76,779	9,391
Sanofi-Aventis sponsored ADR	371,600	14,400
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Shire PLC sponsored ADR	152,700	$ 15,881
Valeant Pharmaceuticals International, Inc. (Canada)	499,900	27,517
		267,833
TOTAL HEALTH CARE		1,401,278
INDUSTRIALS - 9.4%
Aerospace & Defense - 3.7%
BE Aerospace, Inc. (a)	177,700	7,072
Honeywell International, Inc.	940,800	49,956
Precision Castparts Corp.	787,600	127,103
The Boeing Co.	2,166,100	152,645
United Technologies Corp.	2,463,600	204,085
		540,861
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	769,600	53,272
Airlines - 0.2%
Copa Holdings SA Class A	426,600	27,989
Building Products - 0.2%
Armstrong World Industries, Inc.	920,900	36,376
Commercial Services & Supplies - 0.1%
Swisher Hygiene, Inc. (g)	1,159,960	5,243
Swisher Hygiene, Inc. (g)	935,531	3,806
		9,049
Construction & Engineering - 0.9%
Fluor Corp.	1,660,700	105,504
KBR, Inc.	550,900	19,640
		125,144
Electrical Equipment - 0.3%
Polypore International, Inc. (a)	667,500	45,390
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	319,900	13,829
Danaher Corp.	2,360,600	115,929
General Electric Co.	2,358,000	42,232
		171,990
Machinery - 1.7%
Caterpillar, Inc.	446,300	44,090
Cummins, Inc.	730,900	76,657
Fanuc Corp.	169,500	32,176
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd.	921,300	$ 34,475
Jain Irrigation Systems Ltd.	780,008	3,073
Kennametal, Inc.	176,100	6,944
Pall Corp.	443,900	22,009
WABCO Holdings, Inc. (a)	399,900	25,214
		244,638
Road & Rail - 0.6%
CSX Corp.	787,200	19,342
Union Pacific Corp.	649,400	66,551
		85,893
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	827,400	11,201
TOTAL INDUSTRIALS		1,351,803
INFORMATION TECHNOLOGY - 33.8%
Communications Equipment - 3.6%
Alcatel-Lucent SA sponsored ADR (a)	25,984,395	105,237
Cisco Systems, Inc.	1,378,300	22,011
HTC Corp.	23,300	692
Juniper Networks, Inc. (a)	2,002,700	46,843
Polycom, Inc. (a)	847,300	22,903
QUALCOMM, Inc.	6,009,000	329,173
Riverbed Technology, Inc. (a)	700	20
		526,879
Computers & Peripherals - 10.0%
Apple, Inc. (a)	2,968,300	1,159,056
EMC Corp. (a)	3,372,000	87,942
Fusion-io, Inc.	100,600	2,979
NetApp, Inc. (a)(d)	2,672,700	127,007
SanDisk Corp. (a)	1,455,800	61,915
		1,438,899
Electronic Equipment & Components - 0.1%
Fabrinet (a)	683,381	10,524
TE Connectivity Ltd.	155,045	5,338
		15,862
Internet Software & Services - 7.2%
Baidu.com, Inc. sponsored ADR (a)	198,700	31,210
eBay, Inc. (a)	3,588,840	117,535
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class B (a)(g)	636,167	$ 15,904
Google, Inc. Class A (a)	1,115,967	673,698
GREE, Inc.	356,900	8,194
IAC/InterActiveCorp (a)	463,500	19,184
INFO Edge India Ltd.	293,110	4,969
Mail.ru Group Ltd. GDR (a)(f)	1,193,100	42,618
OpenTable, Inc. (a)	139,651	9,896
Rackspace Hosting, Inc. (a)	1,959,600	78,384
SINA Corp. (a)	60,100	6,496
Velti PLC (a)	1,398,000	23,081
		1,031,169
IT Services - 2.7%
Accenture PLC Class A	698,100	41,286
Cognizant Technology Solutions Corp. Class A (a)	1,541,100	107,677
MasterCard, Inc. Class A	611,400	185,407
ServiceSource International, Inc. (d)	322,900	6,025
Visa, Inc. Class A	524,923	44,902
		385,297
Semiconductors & Semiconductor Equipment - 3.9%
Altera Corp.	1,336,000	54,616
Avago Technologies Ltd.	3,152,700	106,025
Broadcom Corp. Class A	3,610,500	133,841
Freescale Semiconductor Holdings I Ltd.	1,955,069	31,926
GT Solar International, Inc. (a)(d)	1,567,100	21,375
Marvell Technology Group Ltd. (a)	3,088,986	45,779
NVIDIA Corp. (a)	6,614,973	91,485
NXP Semiconductors NV	2,090,000	41,340
PMC-Sierra, Inc. (a)	4,712,600	32,941
		559,328
Software - 6.3%
BroadSoft, Inc. (a)	815,700	23,827
Check Point Software Technologies Ltd. (a)	1,510,000	87,052
Citrix Systems, Inc. (a)	363,000	26,151
Electronic Arts, Inc. (a)	1,201,000	26,722
Informatica Corp. (a)	1,168,000	59,720
Microsoft Corp.	4,475,400	122,626
MicroStrategy, Inc. Class A (a)	44,800	7,140
Nuance Communications, Inc. (a)	1,265,900	25,331
Oracle Corp.	7,566,300	231,377
QLIK Technologies, Inc.	1,011,763	30,667
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
RealPage, Inc. (d)	66,073	$ 1,589
Red Hat, Inc. (a)	1,604,700	67,526
Rovi Corp. (a)	150,200	7,956
salesforce.com, Inc. (a)	730,265	105,677
VMware, Inc. Class A (a)	860,700	86,363
		909,724
TOTAL INFORMATION TECHNOLOGY		4,867,158
MATERIALS - 3.7%
Chemicals - 2.6%
Celanese Corp. Class A	268,700	14,813
CF Industries Holdings, Inc.	591,800	91,918
E.I. du Pont de Nemours & Co.	676,000	34,760
LyondellBasell Industries NV Class A	1,734,300	68,435
Monsanto Co.	240,700	17,687
Potash Corp. of Saskatchewan, Inc.	252,800	14,595
Rockwood Holdings, Inc. (a)	572,600	34,625
The Mosaic Co.	1,343,700	95,026
		371,859
Containers & Packaging - 0.1%
Ball Corp.	365,600	14,185
Metals & Mining - 1.0%
Carpenter Technology Corp.	733,325	42,122
Freeport-McMoRan Copper & Gold, Inc.	1,615,000	85,530
Royal Gold, Inc.	188,800	12,102
		139,754
TOTAL MATERIALS		525,798
TOTAL COMMON STOCKS (Cost $10,729,699)		14,135,338
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)(g)	325,704	15,000
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (g)	2,142,858	$ 15,000
TOTAL CONVERTIBLE PREFERRED STOCKS		30,000
Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.3%
Porsche Automobil Holding SE (Germany)	1,026,800	79,197
Volkswagen AG	547,800	109,762
		188,959
TOTAL PREFERRED STOCKS (Cost $171,905)		218,959
Money Market Funds - 1.0%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $146,021)	146,021,398	146,021
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,047,625)		14,500,318
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(109,870)
NET ASSETS - 100%		$ 14,390,448
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,618,000 or 0.3% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,953,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 15,909
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 15,000
Michael Kors Holdings Ltd.	7/8/11	$ 15,000
Swisher Hygiene, Inc.	3/22/11	$ 5,800
Swisher Hygiene, Inc.	4/15/11	$ 7,204
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 54
Fidelity Securities Lending Cash Central Fund	1,516
Total	$ 1,570
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 16,160	$ -	$ 14,466	$ -	$ -
Parsvnath Developers Ltd.	18,023	14,168	-	-	22,924
Total	$ 34,183	$ 14,168	$ 14,466	$ -	$ 22,924
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,766,580	$ 2,751,580	$ -	$ 15,000
Consumer Staples	1,526,402	1,526,402	-	-
Energy	1,558,127	1,558,127	-	-
Financials	342,151	312,668	29,483	-
Health Care	1,416,278	1,391,887	9,391	15,000
Industrials	1,351,803	1,347,997	3,806	-
Information Technology	4,867,158	4,851,254	-	15,904
Materials	525,798	525,798	-	-
Money Market Funds	146,021	146,021	-	-
Total Investments in Securities:	$ 14,500,318	$ 14,411,734	$ 42,680	$ 45,904
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,774
Total Realized Gain (Loss)	(1,136)
Total Unrealized Gain (Loss)	170
Cost of Purchases	45,908
Proceeds of Sales	(5,812)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 45,904
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (4)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
Germany	1.6%
Curacao	1.6%
Ireland	1.2%
France	1.0%
Others (Individually Less Than 1%)	7.6%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $7,175,000 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $140,857) - See accompanying schedule: Unaffiliated issuers (cost $10,870,753)	$ 14,331,373
Fidelity Central Funds (cost $146,021)	146,021
Other affiliated issuers (cost $30,851)	22,924
Total Investments (cost $11,047,625)		$ 14,500,318
Receivable for investments sold		325,167
Receivable for fund shares sold		13,859
Dividends receivable		3,107
Distributions receivable from Fidelity Central Funds		193
Other receivables		1,218
Total assets		14,843,862

Liabilities
Payable to custodian bank	$ 93
Payable for investments purchased	217,799
Payable for fund shares redeemed	70,986
Accrued management fee	8,786
Notes payable to affiliates	6,851
Other affiliated payables	2,289
Other payables and accrued expenses	589
Collateral on securities loaned, at value	146,021
Total liabilities		453,414

Net Assets		$ 14,390,448
Net Assets consist of:
Paid in capital		$ 10,512,137
Accumulated net investment loss		(7,667)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,284
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,452,694
Net Assets		$ 14,390,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($12,024,038 ÷ 249,612 shares)	$ 48.17

Class K: Net Asset Value, offering price and redemption price per share ($1,454,854 ÷ 30,179 shares)	$ 48.21

Class F: Net Asset Value, offering price and redemption price per share ($911,556 ÷ 18,896 shares)	$ 48.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 116,312
Interest		4
Income from Fidelity Central Funds		1,570
Total income		117,886

Expenses
Management fee Basic fee	$ 76,012
Performance adjustment	19,530
Transfer agent fees	26,204
Accounting and security lending fees	1,466
Custodian fees and expenses	448
Independent trustees' compensation	72
Appreciation in deferred trustee compensation account	1
Registration fees	144
Audit	111
Legal	64
Interest	15
Miscellaneous	139
Total expenses before reductions	124,206
Expense reductions	(1,803)	122,403
Net investment income (loss)		(4,517)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,575,157
Other affiliated issuers	(10,044)
Foreign currency transactions	(2,955)
Total net realized gain (loss)		1,562,158
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49)	1,651,481
Assets and liabilities in foreign currencies	176
Total change in net unrealized appreciation (depreciation)		1,651,657
Net gain (loss)		3,213,815
Net increase (decrease) in net assets resulting from operations		$ 3,209,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,517)	$ 13,622
Net realized gain (loss)	1,562,158	1,055,028
Change in net unrealized appreciation (depreciation)	1,651,657	793,347
Net increase (decrease) in net assets resulting from operations	3,209,298	1,861,997
Distributions to shareholders from net investment income	(2,405)	(57,433)
Distributions to shareholders from net realized gain	(12,451)	-
Total distributions	(14,856)	(57,433)
Share transactions - net increase (decrease)	(352,214)	(538,131)
Total increase (decrease) in net assets	2,842,228	1,266,433

Net Assets
Beginning of period	11,548,220	10,281,787
End of period (including accumulated net investment loss of $7,667 and undistributed net investment income of $2,062, respectively)	$ 14,390,448	$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Income from Investment Operations
Net investment income (loss) B	(.03)	.04	.27	.35	.32
Net realized and unrealized gain (loss)	10.61	5.80	(6.36)	(2.89)	6.19
Total from investment operations	10.58	5.84	(6.09)	(2.54)	6.51
Distributions from net investment income	(.00) F, G	(.18)	(.29)	(.33)	(.24)
Distributions from net realized gain	(.04) F	-	(.71)	(4.95)	(.93)
Total distributions	(.04)	(.18)	(1.00)	(5.28)	(1.17)
Net asset value, end of period	$ 48.17	$ 37.63	$ 31.97	$ 39.06	$ 46.88
Total Return A	28.12%	18.29%	(15.85)%	(6.30)%	16.02%
Ratios to Average Net Assets C,E
Expenses before reductions	.94%	.94%	.76%	.58%	.60%
Expenses net of fee waivers, if any	.94%	.94%	.76%	.58%	.60%
Expenses net of all reductions	.92%	.93%	.76%	.57%	.59%
Net investment income (loss)	(.06)%	.10%	.93%	.81%	.72%
Supplemental Data
Net assets, end of period (in millions)	$ 12,024	$ 10,295	$ 9,691	$ 13,349	$ 18,616
Portfolio turnover rate D	132%	135%	134%	82%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The amount shown reflects certain reclassifications related to book to tax differences.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.66	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.05	.11	.32	.10
Net realized and unrealized gain (loss)	10.62	5.79	(6.33)	(2.84)
Total from investment operations	10.67	5.90	(6.01)	(2.74)
Distributions from net investment income	(.05) I	(.25)	(.34)	-
Distributions from net realized gain	(.07) I	-	(.71)	-
Total distributions	(.12)	(.25)	(1.05)	-
Net asset value, end of period	$ 48.21	$ 37.66	$ 32.01	$ 39.07
Total Return B,C	28.37%	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.77%	.75%	.53%	.41% A
Expenses net of all reductions	.76%	.74%	.52%	.41% A
Net investment income (loss)	.11%	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,454,854	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	132%	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.07	.13	- I
Net realized and unrealized gain (loss)	10.61	5.80	2.82
Total from investment operations	10.68	5.93	2.82
Distributions from net investment income	(.06) J	(.22)	-
Distributions from net realized gain	(.08) J	-	-
Total distributions	(.13) K	(.22)	-
Net asset value, end of period	$ 48.24	$ 37.69	$ 31.98
Total Return B,C	28.41%	18.59%	9.67%
Ratios to Average Net Assets E,H
Expenses before reductions	.72%	.70%	.51% A
Expenses net of fee waivers, if any	.72%	.70%	.51% A
Expenses net of all reductions	.71%	.68%	.51% A
Net investment income (loss)	.16%	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 911,556	$ 321,409	$ 261
Portfolio turnover rate F	132%	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.076 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,629,356
Gross unrealized depreciation	(223,692)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,405,664

Tax Cost	$ 11,094,654

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 480,312
Net unrealized appreciation (depreciation)	$ 3,405,665

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 2,405	$ 57,433
Long-term Capital Gains	12,451	-
Total	$ 14,856	$ 57,433

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,822,174 and $18,155,781, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 25,585.22
Class K	619.05
	$ 26,204

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $536 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,305.44%		$ 12

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,503. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,516, including $24 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $27,562. The weighted average interest rate was .69%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,802 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Blue Chip Growth	$ 670	$ 52,296
Class K	1,165	4,902
Class F	570	235
Total	$ 2,405	$ 57,433
From net realized gain
Blue Chip Growth	$ 9,690	$ -
Class K	1,750	-
Class F	1,011	-
Total	$ 12,451	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Blue Chip Growth
Shares sold	42,281	41,698	$ 1,904,203	$ 1,553,486
Conversion to Class K	-	(604)	-	(19,981)
Reinvestment of distributions	232	1,459	10,166	51,338
Shares redeemed	(66,514)	(72,051)	(2,974,498)	(2,676,741)
Net increase (decrease)	(24,001)	(29,498)	$ (1,060,129)	$ (1,091,898)
Class K
Shares sold	13,902	11,377	$ 625,856	$ 427,050
Conversion from Blue Chip Growth	-	603	-	19,981
Reinvestment of distributions	70	139	2,916	4,902
Shares redeemed	(8,528)	(5,839)	(379,087)	(218,811)
Net increase (decrease)	5,444	6,280	$ 249,685	$ 233,122
Class F
Shares sold	12,501	8,796	$ 558,704	$ 331,310
Reinvestment of distributions	38	6	1,580	235
Shares redeemed	(2,171)	(282)	(102,054)	(10,900)
Net increase (decrease)	10,368	8,520	$ 458,230	$ 320,645

A Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	9/12/11	9/09/11	$1.598

Class K designates 100% of the dividends distributed in September and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $504,225,963, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-K-UANN-0911
1.863112.102

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Blue Chip Value Fund	12.14%	-1.91%	3.49%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Michael Chren, Portfolio Manager of Fidelity® Blue Chip Value Fund: For the year, the fund returned 12.14%, versus 16.76% for the Russell 1000® Value Index. The fund's underperformance was mainly driven by positioning in technology and financials. In tech, a sizable out-of-index stake in France-based telecommunications equipment manufacturer Alcatel-Lucent was the fund's biggest individual detractor. Positions in Hewlett-Packard and Xerox also suffered. Holdings in diversified financials hurt, with shares of Citigroup, Bank of America, JPMorgan Chase and Goldman Sachs Group all lagging. Investments in banking detracted, including stakes in Wells Fargo and a non-index position in mortgage insurer Radian Group, as did the fund's foreign holdings despite a weaker U.S. dollar. Stocks in consumer discretionary also hurt. On the positive side, positioning in consumer staples helped, including an out-of-index stake in Mexican brewer Grupo Modelo and U.S. cigarette manufacturer Lorillard. In energy, the fund saw good performance from Marathon Oil and coal producer Massey Energy, the latter of which was acquired during the period. Health care was another bright spot, led by large-cap drug companies Pfizer and Eli Lilly. Lastly, underweighting insurance-focused conglomerate Berkshire Hathaway paid off. Positioning in industrials also helped meaningfully. Some of these stocks were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Actual	.77%	$ 1,000.00	$ 983.70	$ 3.79
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.98	$ 3.86

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Grupo Modelo SAB de CV Series C	4.9	2.7
Citigroup, Inc.	4.6	2.6
Garmin Ltd.	4.3	2.8
Alcatel-Lucent SA sponsored ADR	4.2	0.0
Pfizer, Inc.	3.8	5.5
Goldman Sachs Group, Inc.	3.7	1.4
Johnson & Johnson	3.3	2.7
General Electric Co.	3.2	3.5
Chevron Corp.	3.0	2.7
Merck & Co., Inc.	3.0	2.5
	38.0
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	22.4
Information Technology	14.5	11.0
Health Care	14.1	16.6
Energy	12.0	12.3
Consumer Discretionary	10.9	7.9
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 98.1%		Stocks 97.7%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	24.1%	** Foreign investments	22.3%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.3%
Honda Motor Co. Ltd.	38,200	$ 1,516,016
Household Durables - 4.3%
D.R. Horton, Inc.	15,656	185,993
Garmin Ltd. (d)	564,802	18,429,489
		18,615,482
Media - 3.5%
Comcast Corp. Class A (special) (non-vtg.)	55,492	1,295,183
Time Warner, Inc.	115,200	4,050,432
Washington Post Co. Class B (d)	24,203	9,736,867
		15,082,482
Multiline Retail - 1.9%
JCPenney Co., Inc.	193,321	5,946,554
Target Corp.	40,500	2,085,345
		8,031,899
Specialty Retail - 0.9%
American Eagle Outfitters, Inc.	311,566	4,093,977
TOTAL CONSUMER DISCRETIONARY		47,339,856
CONSUMER STAPLES - 9.6%
Beverages - 4.9%
Grupo Modelo SAB de CV Series C	3,408,200	21,026,031
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	146,674	5,331,600
Kroger Co.	103,960	2,585,485
		7,917,085
Food Products - 1.8%
Dean Foods Co. (a)	170,357	1,877,334
Kraft Foods, Inc. Class A	175,260	6,025,439
		7,902,773
Tobacco - 1.1%
Lorillard, Inc.	42,777	4,543,773
TOTAL CONSUMER STAPLES		41,389,662
ENERGY - 12.0%
Energy Equipment & Services - 1.1%
Transocean Ltd. (United States)	81,815	5,036,531
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 10.9%
Anadarko Petroleum Corp.	63,700	$ 5,259,072
Apache Corp.	19,300	2,387,796
BP PLC sponsored ADR	100,320	4,558,541
Chevron Corp.	126,800	13,189,736
ConocoPhillips	78,100	5,622,419
Marathon Oil Corp.	106,582	3,300,845
Marathon Petroleum Corp.	100,090	4,382,941
Occidental Petroleum Corp.	82,219	8,072,261
Suncor Energy, Inc.	8,200	314,302
		47,087,913
TOTAL ENERGY		52,124,444
FINANCIALS - 25.8%
Capital Markets - 7.2%
Bank of New York Mellon Corp.	177,900	4,467,069
E*TRADE Financial Corp. (a)	123,267	1,957,480
Goldman Sachs Group, Inc.	117,727	15,889,613
Morgan Stanley	190,878	4,247,036
Northern Trust Corp.	45,400	2,038,687
State Street Corp.	60,770	2,520,132
		31,120,017
Commercial Banks - 5.3%
Aozora Bank Ltd.	1,828,000	4,465,199
KeyCorp	342,275	2,751,891
Sumitomo Mitsui Financial Group, Inc.	196,100	6,170,705
Wells Fargo & Co.	339,898	9,496,750
		22,884,545
Consumer Finance - 0.7%
Discover Financial Services	115,081	2,947,224
Diversified Financial Services - 8.1%
Bank of America Corp.	683,302	6,634,862
Citigroup, Inc.	512,788	19,660,292
JPMorgan Chase & Co.	218,016	8,818,747
		35,113,901
Insurance - 4.3%
Berkshire Hathaway, Inc. Class B (a)	39,652	2,940,989
First American Financial Corp.	248,868	3,979,399
Lincoln National Corp.	39,000	1,033,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	170,632	$ 7,031,745
RenaissanceRe Holdings Ltd.	22,300	1,551,857
XL Group PLC Class A	113,012	2,319,006
		18,856,496
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	259,699	823,246
TOTAL FINANCIALS		111,745,429
HEALTH CARE - 14.1%
Biotechnology - 0.5%
Gilead Sciences, Inc. (a)	54,436	2,305,909
Health Care Equipment & Supplies - 0.7%
CareFusion Corp. (a)	114,400	3,019,016
Health Care Providers & Services - 1.1%
Omnicare, Inc.	149,079	4,546,910
Pharmaceuticals - 11.8%
Eli Lilly & Co.	132,537	5,076,167
Johnson & Johnson	222,479	14,414,414
Merck & Co., Inc.	376,715	12,857,283
Pfizer, Inc.	857,184	16,492,220
Sanofi-Aventis sponsored ADR	56,500	2,189,375
		51,029,459
TOTAL HEALTH CARE		60,901,294
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.4%
Textron, Inc.	82,706	1,912,990
United Technologies Corp.	50,500	4,183,420
		6,096,410
Building Products - 0.3%
Armstrong World Industries, Inc.	30,718	1,213,361
Construction & Engineering - 0.7%
Jacobs Engineering Group, Inc. (a)	75,450	2,953,113
Electrical Equipment - 0.7%
Alstom SA	54,140	2,859,210
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.2%
General Electric Co.	779,941	$ 13,968,743
TOTAL INDUSTRIALS		27,090,837
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 7.4%
Alcatel-Lucent SA sponsored ADR (a)	4,531,560	18,352,818
Cisco Systems, Inc.	334,899	5,348,337
Comverse Technology, Inc. (a)	1,144,450	8,583,375
		32,284,530
Computers & Peripherals - 2.4%
Seagate Technology	235,094	3,265,456
Western Digital Corp. (a)	209,298	7,212,409
		10,477,865
Electronic Equipment & Components - 0.8%
Corning, Inc.	209,405	3,331,634
Office Electronics - 1.2%
Xerox Corp.	548,500	5,117,505
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc. (a)	986,633	7,241,886
Software - 1.0%
Microsoft Corp.	157,703	4,321,062
TOTAL INFORMATION TECHNOLOGY		62,774,482
MATERIALS - 2.9%
Chemicals - 2.0%
Clariant AG (Reg.) (a)	544,277	8,595,120
Metals & Mining - 0.9%
Goldcorp, Inc.	85,900	4,107,987
TOTAL MATERIALS		12,703,107
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	1,174,297	4,967,276
Common Stocks - continued
	Shares	Value
UTILITIES - 0.9%
Electric Utilities - 0.9%
NextEra Energy, Inc.	69,475	$ 3,838,494
TOTAL COMMON STOCKS (Cost $452,880,547)		424,874,881
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.14% (b)	10,039,020	10,039,020
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	16,871,573	16,871,573
TOTAL MONEY MARKET FUNDS (Cost $26,910,593)		26,910,593
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $479,791,140)		451,785,474
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(18,738,781)
NET ASSETS - 100%		$ 433,046,693
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,194
Fidelity Securities Lending Cash Central Fund	295,567
Total	$ 305,761
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 47,339,856	$ 45,823,840	$ 1,516,016	$ -
Consumer Staples	41,389,662	41,389,662	-	-
Energy	52,124,444	52,124,444	-	-
Financials	111,745,429	105,574,724	6,170,705	-
Health Care	60,901,294	60,901,294	-	-
Industrials	27,090,837	27,090,837	-	-
Information Technology	62,774,482	62,774,482	-	-
Materials	12,703,107	12,703,107	-	-
Telecommunication Services	4,967,276	4,967,276	-	-
Utilities	3,838,494	3,838,494	-	-
Money Market Funds	26,910,593	26,910,593	-	-
Total Investments in Securities:	$ 451,785,474	$ 444,098,753	$ 7,686,721	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.9%
Switzerland	7.4%
France	5.4%
Mexico	4.9%
Japan	2.7%
Ireland	1.2%
United Kingdom	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	0.4%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $132,406,877 of which $76,906,749 and $55,500,128 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $16,639,929) - See accompanying schedule: Unaffiliated issuers (cost $452,880,547)	$ 424,874,881
Fidelity Central Funds (cost $26,910,593)	26,910,593
Total Investments (cost $479,791,140)		$ 451,785,474
Receivable for investments sold		5,820,364
Receivable for fund shares sold		808,413
Dividends receivable		314,955
Distributions receivable from Fidelity Central Funds		38,972
Other receivables		32,789
Total assets		458,800,967

Liabilities
Payable to custodian bank	$ 214
Payable for investments purchased	7,781,094
Payable for fund shares redeemed	612,914
Accrued management fee	151,721
Other affiliated payables	128,273
Other payables and accrued expenses	208,485
Collateral on securities loaned, at value	16,871,573
Total liabilities		25,754,274

Net Assets		$ 433,046,693
Net Assets consist of:
Paid in capital		$ 597,721,526
Undistributed net investment income		3,294,783
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(139,802,100)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,167,516)
Net Assets, for 39,893,381 shares outstanding		$ 433,046,693
Net Asset Value, offering price and redemption price per share ($433,046,693 ÷ 39,893,381 shares)		$ 10.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011
Investment Income
Dividends		$ 7,733,174
Interest		1
Income from Fidelity Central Funds		305,761
Total income		8,038,936

Expenses
Management fee Basic fee	$ 2,185,627
Performance adjustment	(699,906)
Transfer agent fees	1,174,835
Accounting and security lending fees	155,918
Custodian fees and expenses	44,919
Independent trustees' compensation	2,040
Registration fees	30,717
Audit	55,081
Legal	1,487
Miscellaneous	4,226
Total expenses before reductions	2,954,944
Expense reductions	(67,650)	2,887,294
Net investment income (loss)		5,151,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,576,803
Foreign currency transactions	(35,097)
Total net realized gain (loss)		39,541,706
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,261,612)
Assets and liabilities in foreign currencies	(1,870)
Total change in net unrealized appreciation (depreciation)		(11,263,482)
Net gain (loss)		28,278,224
Net increase (decrease) in net assets resulting from operations		$ 33,429,866

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,151,642	$ 3,671,908
Net realized gain (loss)	39,541,706	15,221,567
Change in net unrealized appreciation (depreciation)	(11,263,482)	18,524,048
Net increase (decrease) in net assets resulting from operations	33,429,866	37,417,523
Distributions to shareholders from net investment income	(4,255,614)	(4,762,190)
Distributions to shareholders from net realized gain	(151,971)	-
Total distributions	(4,407,585)	(4,762,190)
Share transactions Proceeds from sales of shares	201,830,415	59,027,300
Reinvestment of distributions	4,272,411	4,632,338
Cost of shares redeemed	(126,991,551)	(104,167,012)
Net increase (decrease) in net assets resulting from share transactions	79,111,275	(40,507,374)
Total increase (decrease) in net assets	108,133,556	(7,852,041)

Net Assets
Beginning of period	324,913,137	332,765,178
End of period (including undistributed net investment income of $3,294,783 and undistributed net investment income of $2,421,761, respectively)	$ 433,046,693	$ 324,913,137
Other Information Shares
Sold	18,133,138	5,931,222
Issued in reinvestment of distributions	426,327	479,700
Redeemed	(11,763,946)	(10,487,025)
Net increase (decrease)	6,795,519	(4,076,103)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.95	$ 12.15	$ 15.46	$ 13.95
Income from Investment Operations
Net investment income (loss) B	.14	.10	.16	.21	.19
Net realized and unrealized gain (loss)	1.04	.90	(3.17)	(2.68)	2.05
Total from investment operations	1.18	1.00	(3.01)	(2.47)	2.24
Distributions from net investment income	(.14)	(.13)	(.18)	(.16)	(.13)
Distributions from net realized gain	(.01)	-	(.01)	(.68)	(.60)
Total distributions	(.14) F	(.13)	(.19)	(.84)	(.73)
Net asset value, end of period	$ 10.86	$ 9.82	$ 8.95	$ 12.15	$ 15.46
Total Return A	12.14%	11.20%	(24.89)%	(16.86)%	16.60%
Ratios to Average Net Assets C,E
Expenses before reductions	.75%	.87%	.77%	.92%	.87%
Expenses net of fee waivers, if any	.75%	.87%	.77%	.92%	.87%
Expenses net of all reductions	.74%	.86%	.77%	.91%	.87%
Net investment income (loss)	1.31%	1.05%	1.87%	1.46%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 433,047	$ 324,913	$ 332,765	$ 517,730	$ 731,351
Portfolio turnover rate D	141%	59%	69%	61%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,400,562
Gross unrealized depreciation	(50,841,159)
Net unrealized appreciation (depreciation) on securities and other investments	$ (35,440,597)

Tax Cost	$ 487,226,071

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,334,491
Capital loss carryforward	$ (132,406,877)
Net unrealized appreciation (depreciation)	$ (35,442,208)

The tax character of distributions paid was as follows:

	July 31, 2011	July 31,2010
Ordinary Income	$ 4,407,585	$ 4,762,190

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $619,923,331 and $545,923,444, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,952 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,253 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $295,567, including $19,271 from securities loaned to FCM. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $67,650 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Value Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

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Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	22.57%	3.77%	2.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Retail Class shares returned 22.57%, topping the S&P 500. Stock selection in health care, industrials and technology aided performance. From a market-capitalization perspective, investments in the mid- and small-cap segments helped. The fund's foreign exposure lifted overall performance, aided in part by a weaker U.S. dollar. The top relative contributor was Atmel, which makes semiconductors that support various touch-screen applications. Strong consumer demand for smartphones and tablet computers enabled our holdings in the stock to gain more than 186%. Other contributors included drilling rig provider National Oilwell Varco and specialty chemicals manufacturer W.R. Grace. Underweighting two lagging index components, Bank of America and insurance-focused conglomerate Berkshire Hathaway, also helped. Atmel and W.R. Grace were not in the index, and the fund did not hold Atmel or Bank of America at period end. The only significant negative sector influence was consumer discretionary, fueled mainly by poor picks in retailing. In terms of individual detractors, the fund was hurt by underweighting or not owning some strong-performing index components, including energy majors Exxon Mobil and Chevron, technology services heavyweight International Business Machines and Internet retailer Amazon.com.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Dividend Growth	.93%
Actual		$ 1,000.00	$ 993.80	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class K	.78%
Actual		$ 1,000.00	$ 994.90	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.1	2.7
Wells Fargo & Co.	1.5	1.8
Citigroup, Inc.	1.4	1.6
JPMorgan Chase & Co.	1.4	1.6
The Coca-Cola Co.	1.4	1.3
General Electric Co.	1.3	1.3
Procter & Gamble Co.	1.1	0.7
Philip Morris International, Inc.	1.1	0.8
Oracle Corp.	1.0	0.9
Exxon Mobil Corp.	0.9	0.3
	14.2
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.4	17.3
Industrials	14.5	14.5
Financials	14.0	15.8
Energy	13.7	12.2
Consumer Discretionary	11.0	10.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks and Investment Companies 99.0%		Stocks and Investment Companies 97.8%
	Convertible Securities 0.7%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	20.8%	** Foreign investments	19.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.5%
Autoliv, Inc.	32,700	$ 2,163
Minth Group Ltd.	4,178,000	6,712
Modine Manufacturing Co. (a)	659,005	9,826
Tenneco, Inc. (a)	449,723	17,962
TRW Automotive Holdings Corp. (a)	187,287	9,452
		46,115
Automobiles - 0.4%
Bajaj Auto Ltd.	20,403	678
Harley-Davidson, Inc.	307,705	13,351
Honda Motor Co. Ltd.	151,500	6,012
Thor Industries, Inc.	16,300	403
Winnebago Industries, Inc. (a)(d)	1,869,336	15,684
		36,128
Distributors - 0.1%
Silver Base Group Holdings Ltd.	11,002,000	10,079
Diversified Consumer Services - 0.6%
Anhanguera Educacional Participacoes SA	61,200	1,187
DeVry, Inc.	206,485	12,831
Grand Canyon Education, Inc. (a)	555,923	8,556
Service Corp. International	1,072,000	11,224
Stewart Enterprises, Inc. Class A	1,785,724	12,411
Weight Watchers International, Inc.	123,500	9,533
		55,742
Hotels, Restaurants & Leisure - 2.0%
Accor SA	314,961	13,925
Ajisen (China) Holdings Ltd.	1,876,000	3,692
Bravo Brio Restaurant Group, Inc.	482,615	10,786
Brinker International, Inc.	1,096,707	26,343
Club Mediterranee SA (a)	609,547	14,477
Denny's Corp. (a)	2,354,503	8,971
DineEquity, Inc. (a)(d)	462,765	24,110
McDonald's Corp.	262,259	22,680
NH Hoteles SA (a)	613,573	3,861
O'Charleys, Inc. (a)(e)	1,502,425	9,150
Sands China Ltd. (a)	3,935,600	11,841
Spur Corp. Ltd.	2,155,450	4,484
Starbucks Corp.	139,130	5,578
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
WMS Industries, Inc. (a)	977,143	$ 26,940
Wyndham Worldwide Corp.	270,833	9,368
		196,206
Household Durables - 0.4%
Dorel Industries, Inc. Class B (sub. vtg.)	248,500	7,280
Garmin Ltd. (d)	267,668	8,734
Lennar Corp. Class A	109,500	1,937
Newell Rubbermaid, Inc.	692,167	10,742
Standard Pacific Corp. (a)(d)	2,610,820	7,467
Techtronic Industries Co. Ltd.	7,675,000	8,016
		44,176
Internet & Catalog Retail - 0.0%
Liberty Media Corp. Interactive Series A (a)	102,000	1,674
Leisure Equipment & Products - 0.1%
Giant Manufacturing Co. Ltd.	429,000	1,716
Hasbro, Inc.	261,601	10,349
Summer Infant, Inc. (a)	231,730	1,995
		14,060
Media - 2.6%
Antena 3 Television SA	285,600	2,273
Comcast Corp.:
Class A	51,870	1,246
Class A (special) (non-vtg.)	2,514,015	58,677
Dentsu, Inc.	201,300	6,298
DISH Network Corp. Class A (a)	474,345	14,055
Havas SA (d)	474,651	2,230
JC Decaux SA (a)	57,200	1,580
Kabel Deutschland Holding AG (a)	168,900	9,529
MDC Partners, Inc. Class A (sub. vtg.)	1,194,639	23,857
Mood Media Corp.	1,083,500	3,504
Mood Media Corp. (g)	2,002,900	6,478
The Walt Disney Co.	1,283,625	49,574
Time Warner Cable, Inc.	260,956	19,131
Time Warner, Inc.	1,335,749	46,965
Valassis Communications, Inc. (a)	411,984	11,041
		256,438
Multiline Retail - 0.9%
Maoye International Holdings Ltd.	22,874,000	10,918
Marisa Lojas SA	747,600	10,506
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
PPR SA	76,800	$ 14,235
Target Corp.	1,026,921	52,876
		88,535
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	466,900	25,665
American Eagle Outfitters, Inc.	448,713	5,896
Asbury Automotive Group, Inc. (a)	479,969	10,334
Best Buy Co., Inc.	364,842	10,070
Big 5 Sporting Goods Corp.	455,600	3,759
Carphone Warehouse Group PLC	1,419,949	9,621
Casual Male Retail Group, Inc. (a)	1,897,014	7,986
Citi Trends, Inc. (a)	274,100	3,846
DSW, Inc. Class A (a)	69,379	3,676
Fast Retailing Co. Ltd.	36,800	6,541
Foot Locker, Inc.	712,327	15,479
Foschini Ltd.	1,061,804	13,967
GOME Electrical Appliances Holdings Ltd.	6,022,000	2,843
Guess?, Inc.	253,409	9,660
Hengdeli Holdings Ltd.	18,822,000	9,346
Home Depot, Inc.	338,968	11,840
Limited Brands, Inc.	124,700	4,721
Lowe's Companies, Inc.	2,009,712	43,370
Lumber Liquidators Holdings, Inc. (a)(d)	403,619	6,341
MarineMax, Inc. (a)	776,868	7,139
Office Depot, Inc. (a)	122,608	463
OfficeMax, Inc. (a)	1,209,322	8,562
SuperGroup PLC (a)	576,787	10,084
Urban Outfitters, Inc. (a)	544,268	17,710
		248,919
Textiles, Apparel & Luxury Goods - 0.5%
Bosideng International Holdings Ltd.	21,804,000	6,407
G-III Apparel Group Ltd. (a)	441,792	13,638
Peak Sport Products Co. Ltd.	4,855,000	2,822
PVH Corp.	296,663	21,226
VF Corp.	81,636	9,535
		53,628
TOTAL CONSUMER DISCRETIONARY		1,051,700
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 8.9%
Beverages - 2.4%
Anheuser-Busch InBev SA NV	302,047	$ 17,384
Britvic PLC	1,710,164	9,851
Carlsberg A/S Series B	155,800	15,324
Dr Pepper Snapple Group, Inc.	441,360	16,666
Grupo Modelo SAB de CV Series C	2,577,900	15,904
PepsiCo, Inc.	458,223	29,345
The Coca-Cola Co.	2,019,741	137,363
		241,837
Food & Staples Retailing - 1.5%
Casey's General Stores, Inc.	231,842	10,433
CVS Caremark Corp.	2,026,938	73,679
Droga Raia SA	345,600	6,405
Eurocash SA	443,959	4,340
Kroger Co.	250,835	6,238
Susser Holdings Corp. (a)	629,230	10,263
Sysco Corp.	93,955	2,874
Walgreen Co.	988,918	38,607
		152,839
Food Products - 1.7%
Archer Daniels Midland Co.	669,479	20,339
Calavo Growers, Inc.	499,533	10,325
Calbee, Inc.	57,200	2,408
Danone	183,800	13,152
Flowers Foods, Inc. (d)	459,918	10,081
Green Mountain Coffee Roasters, Inc. (a)	312,600	32,495
Kraft Foods, Inc. Class A	1,263,241	43,430
Orion Corp.	2,040	991
Sara Lee Corp.	798,146	15,253
Shenguan Holdings Group Ltd.	4,564,000	2,922
TreeHouse Foods, Inc. (a)	282,074	14,566
		165,962
Household Products - 1.4%
Colgate-Palmolive Co.	43,230	3,648
Procter & Gamble Co.	1,766,302	108,610
Spectrum Brands Holdings, Inc. (a)	411,959	10,999
Unicharm Corp.	314,800	14,234
Youyuan International Holdings Ltd. (a)	8,394,000	3,877
		141,368
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
BaWang International (Group) Holding Ltd.	10,702,000	$ 1,758
Biostime International Holdings Ltd.	1,186,500	2,597
Estee Lauder Companies, Inc. Class A	111,635	11,712
Hengan International Group Co. Ltd.	825,000	7,172
		23,239
Tobacco - 1.7%
Altria Group, Inc.	1,202,848	31,635
British American Tobacco PLC (United Kingdom)	241,000	11,126
Imperial Tobacco Group PLC	389,210	13,526
KT&G Corp.	34,272	2,132
Philip Morris International, Inc.	1,496,319	106,493
		164,912
TOTAL CONSUMER STAPLES		890,157
ENERGY - 13.7%
Energy Equipment & Services - 4.7%
Aker Drilling ASA (a)	1,191,860	3,630
Aker Solutions ASA	1,398,971	24,631
Baker Hughes, Inc.	507,010	39,232
Basic Energy Services, Inc. (a)	81,600	2,643
Cal Dive International, Inc. (a)	1,652,183	9,219
Cameron International Corp. (a)	380,313	21,275
Cathedral Energy Services Ltd.	1,333,000	11,901
Ensco International Ltd. ADR	57,100	3,041
Essential Energy Services Ltd. (a)	2,325,300	5,354
Halliburton Co.	1,170,475	64,060
Helmerich & Payne, Inc.	81,752	5,645
Hornbeck Offshore Services, Inc. (a)	45,000	1,253
ION Geophysical Corp. (a)	2,084,278	21,135
Kvaerner ASA (a)	1,398,971	2,972
National Oilwell Varco, Inc.	1,022,223	82,361
Noble Corp.	329,108	12,134
Pioneer Drilling Co. (a)	228,188	3,713
Saipem SpA	287,799	15,044
Schlumberger Ltd.	947,454	85,621
Superior Energy Services, Inc. (a)	122,634	5,088
Transocean Ltd. (United States)	334,326	20,581
Trinidad Drilling Ltd.	249,200	2,606
Unit Corp. (a)	194,078	11,647
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Vantage Drilling Co. (a)	5,557,916	$ 9,059
Xtreme Coil Drilling Corp. (a)	885,200	4,457
		468,302
Oil, Gas & Consumable Fuels - 9.0%
3Legs Resources PLC	284,300	1,120
Alpha Natural Resources, Inc. (a)	207,839	8,877
Americas Petrogas, Inc. (a)	1,986,700	4,658
Americas Petrogas, Inc. (a)(f)	2,250,000	5,275
Anadarko Petroleum Corp.	348,235	28,750
Apache Corp.	313,528	38,790
Bonavista Energy Corp. (a)(f)	166,200	5,001
BP PLC sponsored ADR	71,503	3,249
BPZ Energy, Inc. (a)(d)	2,387,127	8,641
C&C Energia Ltd. (a)	572,800	6,085
Cabot Oil & Gas Corp.	57,300	4,245
Chesapeake Energy Corp.	959,327	32,953
Chevron Corp.	800,724	83,291
Concho Resources, Inc. (a)	100	9
Crown Point Ventures Ltd. (a)	654,400	1,096
Crown Point Ventures Ltd. (a)(f)	1,487,700	2,491
CVR Energy, Inc. (a)	1,144,744	30,736
Denbury Resources, Inc. (a)	731,593	14,134
Double Eagle Petroleum Co. (a)(e)	977,903	10,542
El Paso Corp.	81,688	1,679
EOG Resources, Inc.	179,445	18,303
EV Energy Partners LP	123,890	8,719
Exxon Mobil Corp.	1,138,674	90,855
Georesources, Inc. (a)	28,600	730
Gran Tierra Energy, Inc. (Canada) (a)	674,500	4,702
Gulfport Energy Corp. (a)	491,957	17,937
HollyFrontier Corp.	565,328	42,620
InterOil Corp. (a)(d)	268,719	16,822
Kosmos Energy Ltd.	530,200	8,054
Madalena Ventures, Inc. (a)	918,000	740
Marathon Oil Corp.	448,256	13,882
Marathon Petroleum Corp.	356,628	15,617
Niko Resources Ltd.	168,100	11,561
Noble Energy, Inc.	207,424	20,676
Northern Oil & Gas, Inc. (a)(d)	2,373,722	52,554
OAO Gazprom sponsored ADR	1,009,700	14,802
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	539,522	$ 52,970
Painted Pony Petroleum Ltd. (a)(f)	116,500	1,725
Painted Pony Petroleum Ltd. Class A (a)	61,300	908
Paladin Energy Ltd. (Australia) (a)	3,364,814	9,685
Pan Orient Energy Corp. (a)	938,500	4,312
PetroBakken Energy Ltd. Class A (d)	281,726	4,146
Petroleum Development Corp. (a)	208,509	7,573
Resolute Energy Corp. (a)(d)	973,974	15,866
Suncor Energy, Inc.	271,400	10,403
TAG Oil Ltd. (a)	899,300	6,448
Talisman Energy, Inc.	664,600	12,104
Targa Resources Corp.	148,200	5,003
Tesoro Corp. (a)	922,716	22,413
Tourmaline Oil Corp. (a)(f)	192,600	7,187
Valero Energy Corp.	993,642	24,960
Voyager Oil & Gas, Inc. (a)(d)(e)	3,538,244	11,252
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)(e)	1,198,388	1,539
Whiting Petroleum Corp. (a)	632,309	37,053
Williams Companies, Inc.	901,730	28,585
		894,328
TOTAL ENERGY		1,362,630
FINANCIALS - 13.7%
Capital Markets - 2.1%
American Capital Ltd. (a)	472,225	4,566
Ashmore Group PLC	1,677,600	11,107
Bank of New York Mellon Corp.	516,208	12,962
BlackRock, Inc. Class A	53,484	9,545
FXCM, Inc. Class A (d)	327,100	3,304
Goldman Sachs Group, Inc.	331,877	44,793
GP Investments Ltd. (depositary receipt) (a)	2,714,019	8,486
ICAP PLC	1,355,800	9,967
International Communications Group, Inc. (a)	559,836	6,186
Invesco Ltd.	648,687	14,388
Knight Capital Group, Inc. Class A (a)	709,600	8,026
Morgan Stanley	1,993,624	44,358
State Street Corp.	620,173	25,719
TD Ameritrade Holding Corp.	518,677	9,523
		212,930
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - 3.0%
Associated Banc-Corp.	842,596	$ 11,501
Banco Pine SA	970,700	6,477
Bank of Ireland (g)	42,633,112	5,789
CapitalSource, Inc.	5,432,245	35,092
CIT Group, Inc. (a)	485,710	19,302
Comerica, Inc.	241,002	7,719
Commercial Bank of Qatar GDR (Reg. S)	1,270,830	5,165
Guaranty Trust Bank PLC GDR (Reg. S)	793,992	3,295
Huntington Bancshares, Inc.	940,859	5,687
Itau Unibanco Banco Multiplo SA sponsored ADR	267,500	5,449
KeyCorp	774,000	6,223
Regions Financial Corp.	2,968,759	18,080
SunTrust Banks, Inc.	327,213	8,013
Susquehanna Bancshares, Inc.	900,925	6,784
Wells Fargo & Co.	5,538,941	154,758
		299,334
Consumer Finance - 0.8%
American Express Co.	772,301	38,646
Discover Financial Services	776,127	19,877
Imperial Holdings, Inc. (a)	451,296	4,364
SLM Corp.	698,132	10,884
		73,771
Diversified Financial Services - 3.4%
Citigroup, Inc.	3,647,823	139,858
CME Group, Inc.	58,227	16,839
Infrastructure Development Finance Co. Ltd.	2,345,734	6,688
JPMorgan Chase & Co.	3,440,554	139,170
PICO Holdings, Inc. (a)(e)	1,207,264	32,970
		335,525
Insurance - 1.9%
AEGON NV (a)	1,896,127	10,851
AFLAC, Inc.	516,898	23,808
Assured Guaranty Ltd.	2,289,114	32,391
Berkshire Hathaway, Inc. Class B (a)	368,652	27,343
Genworth Financial, Inc. Class A (a)	3,248,702	27,029
Hanover Insurance Group, Inc.	65,471	2,371
Hartford Financial Services Group, Inc.	159,500	3,735
Lincoln National Corp.	491,950	13,037
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	968,117	$ 39,896
Prudential Financial, Inc.	187,900	11,026
		191,487
Real Estate Investment Trusts - 1.8%
Beni Stabili SpA SIIQ	4,141,000	3,695
Boston Properties, Inc.	112,291	12,056
Campus Crest Communities, Inc.	340,903	4,084
CBL & Associates Properties, Inc.	1,572,040	27,919
Douglas Emmett, Inc.	460,912	9,218
Education Realty Trust, Inc.	826,300	7,255
Excel Trust, Inc.	149,700	1,717
Franklin Street Properties Corp.	606,400	7,647
Prologis, Inc.	847,697	30,203
Public Storage	110,619	13,233
SL Green Realty Corp.	262,270	21,511
Sunstone Hotel Investors, Inc. (a)	407,900	3,634
Weyerhaeuser Co.	1,586,676	31,718
		173,890
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	2,060,326	44,915
Forest City Enterprises, Inc. Class A (a)	531,282	9,568
Iguatemi Empresa de Shopping Centers SA	357,900	7,822
Kenedix, Inc. (a)	45,234	8,845
		71,150
TOTAL FINANCIALS		1,358,087
HEALTH CARE - 10.8%
Biotechnology - 3.0%
Acorda Therapeutics, Inc. (a)	232,700	6,609
Alexion Pharmaceuticals, Inc. (a)	261,400	14,848
Allos Therapeutics, Inc. (a)	122,400	228
AMAG Pharmaceuticals, Inc. (a)	236,392	3,501
Amgen, Inc.	869,759	47,576
Amylin Pharmaceuticals, Inc. (a)	598,370	7,127
Ardea Biosciences, Inc. (a)	753,132	17,623
ARIAD Pharmaceuticals, Inc. (a)	1,842,209	21,904
ArQule, Inc. (a)	1,017,083	5,696
AVEO Pharmaceuticals, Inc. (a)	1,125,309	21,505
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	284,122	$ 28,944
Dynavax Technologies Corp. (a)	2,621,070	7,339
Gilead Sciences, Inc. (a)	222,825	9,439
Horizon Pharma, Inc.	448,800	4,057
Human Genome Sciences, Inc. (a)	349,700	7,347
Infinity Pharmaceuticals, Inc. (a)	175,819	1,582
InterMune, Inc. (a)	200,311	6,686
Isis Pharmaceuticals, Inc. (a)	347,500	3,002
Micromet, Inc. (a)	1,097,200	6,210
NPS Pharmaceuticals, Inc. (a)	553,635	5,348
PDL BioPharma, Inc.	1,012,800	6,269
SIGA Technologies, Inc. (a)(d)	1,719,274	13,084
Theravance, Inc. (a)	1,273,261	27,222
Thrombogenics NV (a)(d)	392,497	9,475
United Therapeutics Corp. (a)	225,400	12,933
ZIOPHARM Oncology, Inc. (a)	1,285,652	6,994
		302,548
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	534,153	31,072
Boston Scientific Corp. (a)	1,864,800	13,352
C. R. Bard, Inc.	218,797	21,591
Conceptus, Inc. (a)(d)	593,201	6,757
Covidien PLC	627,178	31,854
Genmark Diagnostics, Inc. (a)	538,300	2,675
GN Store Nordic AS	842,174	7,634
Orthofix International NV (a)	432,888	18,281
Sirona Dental Systems, Inc. (a)	284,800	14,405
William Demant Holding A/S (a)	115,354	10,123
Zimmer Holdings, Inc. (a)	154,142	9,252
		166,996
Health Care Providers & Services - 3.0%
Accretive Health, Inc. (a)	44,078	1,324
AmerisourceBergen Corp.	240,980	9,232
Brookdale Senior Living, Inc. (a)	1,925,300	41,182
Catalyst Health Solutions, Inc. (a)	323,190	21,179
CIGNA Corp.	789,781	39,307
Community Health Systems, Inc. (a)	342,718	8,856
DaVita, Inc. (a)	222,298	18,571
Diagnosticos da America SA	1,246,000	15,463
Emeritus Corp. (a)	439,233	8,631
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Express Scripts, Inc. (a)	938,600	$ 50,928
HealthSpring, Inc. (a)	155,429	6,379
McKesson Corp.	334,692	27,150
Medco Health Solutions, Inc. (a)	534,961	33,638
Sun Healthcare Group, Inc. (a)	617,262	4,321
Sunrise Senior Living, Inc. (a)	97,528	860
Universal Health Services, Inc. Class B	204,587	10,156
		297,177
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	656,768	27,689
Sequenom, Inc. (a)	802,300	5,664
Thermo Fisher Scientific, Inc. (a)	343,917	20,666
		54,019
Pharmaceuticals - 2.6%
Auxilium Pharmaceuticals, Inc. (a)	195,571	3,665
Cadence Pharmaceuticals, Inc. (a)(d)	3,288,995	28,450
Cardiome Pharma Corp. (a)	719,200	3,576
Columbia Laboratories, Inc. (a)	797,400	2,281
GlaxoSmithKline PLC	989,400	22,061
GlaxoSmithKline PLC sponsored ADR	518,729	23,042
Merck & Co., Inc.	2,237,049	76,350
Novo Nordisk A/S Series B	198,837	24,321
Roche Holding AG (participation certificate)	12,239	2,200
Sanofi-Aventis	204,458	15,886
Teva Pharmaceutical Industries Ltd. sponsored ADR	341,419	15,924
Valeant Pharmaceuticals International, Inc. (Canada)	508,900	28,012
Watson Pharmaceuticals, Inc. (a)	179,792	12,069
		257,837
TOTAL HEALTH CARE		1,078,577
INDUSTRIALS - 14.4%
Aerospace & Defense - 3.4%
Bombardier, Inc. Class B (sub. vtg.)	1,287,700	7,790
DigitalGlobe, Inc. (a)	388,961	10,160
Esterline Technologies Corp. (a)	156,121	11,923
GeoEye, Inc. (a)(e)	1,335,110	53,351
Goodrich Corp.	243,654	23,181
Honeywell International, Inc.	587,730	31,208
Meggitt PLC	4,020,941	25,631
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	161,205	$ 26,015
Raytheon Co.	421,426	18,850
Rockwell Collins, Inc.	187,700	10,340
Safran SA	163,500	6,820
Textron, Inc.	1,525,478	35,284
Ultra Electronics Holdings PLC	196,400	5,072
United Technologies Corp.	846,496	70,124
		335,749
Airlines - 0.2%
Copa Holdings SA Class A	257,797	16,914
Building Products - 0.6%
Armstrong World Industries, Inc.	271,340	10,718
Lennox International, Inc.	114,186	4,223
Masco Corp.	1,497,434	15,798
Owens Corning (a)	632,507	22,505
Quanex Building Products Corp.	285,987	4,481
		57,725
Commercial Services & Supplies - 0.8%
Babcock International Group PLC	12,200	135
KAR Auction Services, Inc. (a)	119,585	2,126
Knoll, Inc.	566,988	10,348
Pitney Bowes, Inc. (d)	218,912	4,718
Republic Services, Inc.	710,647	20,630
Schawk, Inc. Class A	205,667	3,247
Steelcase, Inc. Class A	1,357,663	13,482
Swisher Hygiene, Inc. (g)	903,330	4,083
Swisher Hygiene, Inc. (g)	1,177,734	4,791
The Geo Group, Inc. (a)	621,348	12,924
		76,484
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	12,300	304
Chiyoda Corp.	1,679,000	21,510
Dycom Industries, Inc. (a)	776,533	13,232
Fluor Corp.	494,307	31,403
Foster Wheeler AG (a)	1,411,695	38,257
Great Lakes Dredge & Dock Corp.	622,073	3,701
Jacobs Engineering Group, Inc. (a)	122,616	4,799
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc. (a)	361,600	$ 7,550
Shaw Group, Inc. (a)	1,181,531	30,578
		151,334
Electrical Equipment - 1.3%
Alstom SA	319,494	16,873
AMETEK, Inc.	267,932	11,387
Cooper Industries PLC Class A	169,112	8,846
Emerson Electric Co.	653,805	32,095
Fushi Copperweld, Inc. (a)	580,088	4,101
GrafTech International Ltd. (a)	597,247	11,503
Powell Industries, Inc. (a)	45,000	1,734
Prysmian SpA	655,100	12,152
Regal-Beloit Corp.	285,674	17,320
Roper Industries, Inc.	77,639	6,338
Zumtobel AG	347,930	8,176
		130,525
Industrial Conglomerates - 1.9%
Carlisle Companies, Inc.	222,875	9,635
Cookson Group PLC	1,046,653	11,065
Danaher Corp.	299,081	14,688
General Electric Co.	7,129,839	127,695
Koninklijke Philips Electronics NV	532,800	13,233
Rheinmetall AG	202,900	17,029
		193,345
Machinery - 1.7%
Actuant Corp. Class A	589,902	14,576
Charter International PLC	1,453,900	19,094
Cummins, Inc.	102,381	10,738
Dover Corp.	168,071	10,163
Fiat Industrial SpA (a)	1,369,500	18,113
Gardner Denver, Inc.	65,422	5,580
Haitian International Holdings Ltd.	2,203,000	2,668
Ingersoll-Rand Co. Ltd.	697,332	26,094
Kone Oyj (B Shares)	8,100	470
Navistar International Corp. (a)	652,167	33,463
Pall Corp.	271,128	13,443
Stanley Black & Decker, Inc.	287,339	18,898
		173,300
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.6%
CBIZ, Inc. (a)	715,013	$ 5,334
FTI Consulting, Inc. (a)	290,094	10,528
Kforce, Inc. (a)	767,945	10,582
Robert Half International, Inc.	484,515	13,266
SR Teleperformance SA	412,788	10,667
Towers Watson & Co.	140,554	8,595
		58,972
Road & Rail - 1.8%
Arkansas Best Corp.	265,197	6,381
Con-way, Inc.	409,981	15,014
CSX Corp.	2,431,300	59,737
Norfolk Southern Corp.	254,749	19,284
Saia, Inc. (a)(e)	865,075	13,037
Tegma Gestao Logistica	114,400	1,752
Union Pacific Corp.	513,926	52,667
Universal Truckload Services, Inc. (a)	516,527	8,213
		176,085
Trading Companies & Distributors - 0.6%
Barloworld Ltd.	584,400	5,642
Beacon Roofing Supply, Inc. (a)	517,300	11,060
DXP Enterprises, Inc. (a)	200,300	5,446
Kaman Corp.	318,466	11,344
Mills Estruturas e Servicos de Engenharia SA	290,000	3,926
Mitsui & Co. Ltd.	183,900	3,477
Rush Enterprises, Inc. Class A (a)	514,150	10,278
Watsco, Inc.	114,885	6,799
		57,972
TOTAL INDUSTRIALS		1,428,405
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 2.1%
Alcatel-Lucent SA sponsored ADR (a)	2,693,176	10,907
Calix Networks, Inc. (a)	1,225,615	22,478
Cisco Systems, Inc.	4,322,457	69,030
Comverse Technology, Inc. (a)	2,547,500	19,106
Juniper Networks, Inc. (a)	1,090,363	25,504
Polycom, Inc. (a)	265,318	7,172
QUALCOMM, Inc.	510,635	27,973
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Tekelec (a)	939,950	$ 7,379
ViaSat, Inc. (a)	355,398	15,968
		205,517
Computers & Peripherals - 3.6%
Apple, Inc. (a)	775,376	302,767
Hewlett-Packard Co.	1,520,453	53,459
		356,226
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	519,167	18,041
Avnet, Inc. (a)	936,688	27,445
Corning, Inc.	1,804,266	28,706
Funtalk China Holdings Ltd. (a)(d)	653,009	4,571
HLS Systems International Ltd. (a)	486,535	3,391
Ingram Micro, Inc. Class A (a)	371,850	6,898
Jabil Circuit, Inc.	351,252	6,431
Molex, Inc. (d)	629,880	14,790
TE Connectivity Ltd.	584,756	20,133
		130,406
Internet Software & Services - 1.0%
DealerTrack Holdings, Inc. (a)	224,800	5,213
DeNA Co. Ltd.	57,100	2,853
eAccess Ltd. (d)	20,253	8,973
eBay, Inc. (a)	1,061,226	34,755
Facebook, Inc. Class B (a)(g)	488,526	12,213
Google, Inc. Class A (a)	37,649	22,728
Renren, Inc. ADR (d)	828,400	8,972
		95,707
IT Services - 1.8%
Acxiom Corp. (a)	475,918	6,539
Alliance Data Systems Corp. (a)(d)	216,691	21,309
Atos Origin SA	188,010	10,384
Cognizant Technology Solutions Corp. Class A (a)	368,580	25,753
Fidelity National Information Services, Inc.	642,635	19,292
Fiserv, Inc. (a)	167,581	10,115
Heartland Payment Systems, Inc.	413,000	8,690
MasterCard, Inc. Class A	168,526	51,106
Unisys Corp. (a)	588,393	12,221
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Virtusa Corp. (a)	335,742	$ 6,601
Visa, Inc. Class A	111,100	9,503
		181,513
Office Electronics - 0.3%
Xerox Corp.	3,401,481	31,736
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)	1,719,566	12,622
Analog Devices, Inc.	562,140	19,338
ASML Holding NV	1,134,406	40,442
Avago Technologies Ltd.	636,989	21,422
Cymer, Inc. (a)	980,731	43,182
Entropic Communications, Inc. (a)(d)	486,484	3,250
Fairchild Semiconductor International, Inc. (a)	444,156	6,667
Freescale Semiconductor Holdings I Ltd.	1,365,627	22,301
Himax Technologies, Inc. sponsored ADR	1,586,515	2,776
International Rectifier Corp. (a)	27,100	696
Intersil Corp. Class A	1,226,995	14,785
Lam Research Corp. (a)	486,387	19,884
LTX-Credence Corp. (a)(e)	3,354,337	24,118
Marvell Technology Group Ltd. (a)	3,561,372	52,780
Maxim Integrated Products, Inc.	805,357	18,491
Microchip Technology, Inc. (d)	56,679	1,913
Micron Technology, Inc. (a)	3,351,022	24,697
NVIDIA Corp. (a)	770,396	10,655
NXP Semiconductors NV	987,742	19,538
ON Semiconductor Corp. (a)	2,961,294	25,734
Spansion, Inc. Class A (a)	342,948	6,235
Standard Microsystems Corp. (a)	73,600	1,741
TriQuint Semiconductor, Inc. (a)	356,512	2,681
		395,948
Software - 2.3%
Aspen Technology, Inc. (a)	631,355	9,786
Autodesk, Inc. (a)	200,539	6,899
BMC Software, Inc. (a)	459,757	19,871
Check Point Software Technologies Ltd. (a)	261,418	15,071
Citrix Systems, Inc. (a)	143,105	10,309
DemandTec, Inc. (a)	831,862	5,956
Informatica Corp. (a)	327,098	16,725
JDA Software Group, Inc. (a)	430,823	12,046
Micro Focus International PLC	2,179,019	10,374
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	3,293,279	$ 100,708
Pegasystems, Inc.	181,537	7,327
Solera Holdings, Inc.	85,733	4,791
Sourcefire, Inc. (a)	289,775	7,123
TIBCO Software, Inc. (a)	151,198	3,937
		230,923
TOTAL INFORMATION TECHNOLOGY		1,627,976
MATERIALS - 6.3%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	118,149	10,483
Ashland, Inc.	187,460	11,480
CF Industries Holdings, Inc.	40,789	6,335
Clariant AG (Reg.) (a)	1,447,820	22,864
CVR Partners LP	385,700	9,045
Dow Chemical Co.	779,917	27,196
Ecolab, Inc.	224,833	11,242
Ferro Corp. (a)	102,273	1,332
Huabao International Holdings Ltd.	8,219,461	6,960
Israel Chemicals Ltd.	347,600	5,893
Kraton Performance Polymers, Inc. (a)	280,523	10,127
Lanxess AG	69,451	5,604
LyondellBasell Industries NV Class A	475,173	18,750
PolyOne Corp.	644,904	9,996
Spartech Corp. (a)(e)	1,622,853	9,331
The Mosaic Co.	523,160	36,998
W.R. Grace & Co. (a)	1,203,625	60,711
Yara International ASA	299,000	17,137
		281,484
Construction Materials - 0.1%
HeidelbergCement AG	258,244	14,267
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	287,442	17,666
Metals & Mining - 3.2%
Anglo American PLC (United Kingdom)	225,500	10,735
Avion Gold Corp. (a)	3,402,700	7,123
Commercial Metals Co.	1,022,250	14,833
Eldorado Gold Corp.	1,021,878	17,595
First Quantum Minerals Ltd.	66,100	9,164
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	647,185	$ 34,275
Goldcorp, Inc.	805,700	38,531
Grande Cache Coal Corp. (a)	738,500	6,740
Gulf Resources, Inc. (a)	1,894,460	6,631
Iluka Resources Ltd.	85,843	1,675
Ivanhoe Mines Ltd. (a)	1,820,965	47,687
Kenmare Resources PLC (a)	614,300	559
Kinross Gold Corp.	817,445	13,347
Mirabela Nickel Ltd. (a)	2,167,107	4,524
Newcrest Mining Ltd.	892,648	38,787
Pan American Silver Corp.	297,400	8,976
Randgold Resources Ltd. sponsored ADR	365,123	33,157
Reliance Steel & Aluminum Co.	81,850	3,848
Ternium SA sponsored ADR	180,795	5,241
United States Steel Corp. (d)	282,820	11,310
		314,738
TOTAL MATERIALS		628,155
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	369,889	10,823
CenturyLink, Inc.	269,446	9,999
China Unicom (Hong Kong) Ltd.	5,138,000	10,263
Iliad SA	121,637	15,625
Koninklijke KPN NV (d)	710,030	10,147
Telefonica SA sponsored ADR	115,160	2,570
		59,427
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	146,900	7,717
NII Holdings, Inc. (a)	258,000	10,926
SBA Communications Corp. Class A (a)	320,550	12,235
Sprint Nextel Corp. (a)	2,850,607	12,058
TIM Participacoes SA	2,311,706	11,401
Turkcell Iletisim Hizmet AS	1,697,000	8,719
		63,056
TOTAL TELECOMMUNICATION SERVICES		122,483
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 2.6%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	472,195	$ 17,405
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (d)	502,200	7,704
Ceske Energeticke Zavody AS	50,000	2,584
Edison International	328,591	12,509
Fortum Corp.	122,386	3,244
NextEra Energy, Inc.	377,156	20,838
NV Energy, Inc.	486,328	7,217
PPL Corp.	707,453	19,738
Tata Power Co. Ltd.	142,060	4,117
		95,356
Gas Utilities - 0.2%
Aygaz AS	81,860	509
China Gas Holdings Ltd.	11,094,000	4,171
ONEOK, Inc.	130,788	9,520
		14,200
Independent Power Producers & Energy Traders - 0.7%
The AES Corp. (a)	5,940,556	73,128
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	590,285	11,558
CMS Energy Corp.	345,170	6,607
National Grid PLC	1,268,400	12,412
PG&E Corp.	271,157	11,234
Public Service Enterprise Group, Inc.	550,714	18,036
Sempra Energy	223,022	11,305
		71,152
TOTAL UTILITIES		253,836
TOTAL COMMON STOCKS (Cost $8,541,722)		9,802,006
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Co. 4.75%	368,500	17,028
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	157,200	$ 17,630
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. 6.25%	93,800	6,356
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	187,100	10,494
TOTAL CONVERTIBLE PREFERRED STOCKS		51,508
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	96,900	19,416
TOTAL PREFERRED STOCKS (Cost $61,340)		70,924
Investment Companies - 0.2%

Ares Capital Corp. (Cost $13,382)	1,052,680	16,990
Convertible Bonds - 0.2%
	Principal Amount (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	$ 18,163	12,305
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (g)	4,085	4,085
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	$ 4,080	$ 2,739
TOTAL CONVERTIBLE BONDS (Cost $16,737)		19,129
Money Market Funds - 1.7%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	14,746,846	14,747
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	156,594,819	156,595
TOTAL MONEY MARKET FUNDS (Cost $171,342)		171,342
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $8,804,523)		10,080,391
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(137,676)
NET ASSETS - 100%		$ 9,942,715
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,723,000 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,439,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 4,085
Bank of Ireland	7/29/11	$ 6,064
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 12,217
Mood Media Corp.	2/2/11	$ 4,054
Swisher Hygiene, Inc.	3/22/11 - 4/15/11	$ 13,586
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 108
Fidelity Securities Lending Cash Central Fund	2,562
Total	$ 2,670
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Double Eagle Petroleum Co.	$ -	$ 8,444	$ -	$ -	$ 10,542
GeoEye, Inc.	18,774	27,896	-	-	53,351
Gulf Resources, Inc.	5,042	946	2,579	-	-
Gulf Resources, Inc.	16,406	-	-	-	-
LTX-Credence Corp.	24,000	4,614	1,147	-	24,118
O'Charleys, Inc.	9,141	1,279	-	-	9,150
PICO Holdings, Inc.	38,871	687	1,564	-	32,970
Saia, Inc.	11,583	1,315	-	-	13,037
Spartech Corp.	15,775	2,635	1,873	-	9,331
Voyager Oil & Gas, Inc.	-	12,230	1	-	11,252
Voyager Oil & Gas, Inc. warrants 2/4/16	-	108	-	-	1,539
Winnebago Industries, Inc.	16,261	4,025	-	-	-
Total	$ 155,853	$ 64,179	$ 7,164	$ -	$ 165,290
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,088,144	$ 1,082,132	$ 6,012	$ -
Consumer Staples	890,157	861,647	28,510	-
Energy	1,362,630	1,356,090	6,540	-
Financials	1,375,717	1,359,077	10,851	5,789
Health Care	1,078,577	1,016,309	62,268	-
Industrials	1,428,405	1,410,381	18,024	-
Information Technology	1,634,332	1,622,119	-	12,213
Materials	628,155	628,155	-	-
Telecommunication Services	122,483	103,501	18,982	-
Utilities	264,330	251,918	12,412	-
Investment Companies	16,990	16,990	-	-
Corporate Bonds	19,129	-	19,129	-
Money Market Funds	171,342	171,342	-	-
Total Investments in Securities:	$ 10,080,391	$ 9,879,661	$ 182,728	$ 18,002
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(279)
Cost of Purchases	18,281
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 18,002
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (279)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.2%
Canada	3.6%
United Kingdom	1.9%
France	1.6%
Bermuda	1.4%
Switzerland	1.2%
Netherlands	1.1%
Others (Individually Less Than 1%)	10.0%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $41,875,000 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $152,805) - See accompanying schedule: Unaffiliated issuers (cost $8,467,548)	$ 9,743,759
Fidelity Central Funds (cost $171,342)	171,342
Other affiliated issuers (cost $165,633)	165,290
Total Investments (cost $8,804,523)		$ 10,080,391
Cash		104
Foreign currency held at value (cost $527)		527
Receivable for investments sold		112,559
Receivable for fund shares sold		6,308
Dividends receivable		8,055
Interest receivable		649
Distributions receivable from Fidelity Central Funds		409
Other receivables		649
Total assets		10,209,651

Liabilities
Payable for investments purchased	$ 84,500
Payable for fund shares redeemed	16,616
Accrued management fee	6,090
Other affiliated payables	1,719
Other payables and accrued expenses	1,416
Collateral on securities loaned, at value	156,595
Total liabilities		266,936

Net Assets		$ 9,942,715
Net Assets consist of:
Paid in capital		$ 8,758,078
Undistributed net investment income		22,949
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(113,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,274,978
Net Assets		$ 9,942,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Dividend Growth: Net Asset Value, offering price and redemption price per share ($9,308,780 ÷ 321,451 shares)	$ 28.96

Class K: Net Asset Value, offering price and redemption price per share ($633,935 ÷ 21,877 shares)	$ 28.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 122,532
Interest		7,730
Income from Fidelity Central Funds		2,670
Total income		132,932

Expenses
Management fee Basic fee	$ 54,190
Performance adjustment	13,876
Transfer agent fees	19,362
Accounting and security lending fees	1,306
Custodian fees and expenses	514
Independent trustees' compensation	53
Registration fees	148
Audit	88
Legal	43
Miscellaneous	98
Total expenses before reductions	89,678
Expense reductions	(565)	89,113
Net investment income (loss)		43,819
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	809,337
Other affiliated issuers	(5,052)
Foreign currency transactions	(2,084)
Total net realized gain (loss)		802,201
Change in net unrealized appreciation (depreciation) on: Investment securities	997,622
Assets and liabilities in foreign currencies	85
Total change in net unrealized appreciation (depreciation)		997,707
Net gain (loss)		1,799,908
Net increase (decrease) in net assets resulting from operations		$ 1,843,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,819	$ 44,690
Net realized gain (loss)	802,201	922,532
Change in net unrealized appreciation (depreciation)	997,707	264,038
Net increase (decrease) in net assets resulting from operations	1,843,727	1,231,260
Distributions to shareholders from net investment income	(51,737)	(39,369)
Distributions to shareholders from net realized gain	(26,364)	(16,428)
Total distributions	(78,101)	(55,797)
Share transactions - net increase (decrease)	91,677	104,895
Total increase (decrease) in net assets	1,857,303	1,280,358

Net Assets
Beginning of period	8,085,412	6,805,054
End of period (including undistributed net investment income of $22,949 and undistributed net investment income of $31,691, respectively)	$ 9,942,715	$ 8,085,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.84	$ 20.25	$ 25.40	$ 32.73	$ 29.50
Income from Investment Operations
Net investment income (loss) B	.12	.13E	.24	.43	.52 F
Net realized and unrealized gain (loss)	5.23	3.63	(4.01)	(5.08)	3.98
Total from investment operations	5.35	3.76	(3.77)	(4.65)	4.50
Distributions from net investment income	(.15)	(.12)	(.37)	(.45)	(.45)
Distributions from net realized gain	(.08)	(.05)	(1.01)	(2.23)	(.82)
Total distributions	(.23)	(.17)	(1.38) H	(2.68)	(1.27)
Net asset value, end of period	$ 28.96	$ 23.84	$ 20.25	$ 25.40	$ 32.73
Total Return A	22.57%	18.59%	(15.33)%	(15.45)%	15.62%
Ratios to Average Net Assets C,G
Expenses before reductions	.93%	.93%	.62%	.64%	.61%
Expenses net of fee waivers, if any	.93%	.93%	.62%	.64%	.61%
Expenses net of all reductions	.93%	.92%	.62%	.63%	.60%
Net investment income (loss)	.44%	.56% E	1.34%	1.47%	1.62% F
Supplemental Data
Net assets, end of period (in millions)	$ 9,309	$ 7,730	$ 6,603	$ 9,502	$ 16,265
Portfolio turnover rate D	67%	85%	177%	52%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.17	.18 G	.26	.10
Net realized and unrealized gain (loss)	5.22	3.63	(4.00)	(2.41)
Total from investment operations	5.39	3.81	(3.74)	(2.31)
Distributions from net investment income	(.20)	(.16)	(.41)	-
Distributions from net realized gain	(.08)	(.05)	(1.01)	-
Total distributions	(.27) K	(.21)	(1.41) J	-
Net asset value, end of period	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Total Return B,C	22.79%	18.86%	(15.16)%	(8.33)%
Ratios to Average Net Assets E,I
Expenses before reductions	.78%	.72%	.40%	.47% A
Expenses net of fee waivers, if any	.78%	.72%	.40%	.47% A
Expenses net of all reductions	.77%	.71%	.39%	.47% A
Net investment income (loss)	.60%	.76% G	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 633,935	$ 355,463	$ 201,625	$ 92
Portfolio turnover rate F	67%	85%	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,675,274
Gross unrealized depreciation	(473,832)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,201,442

Tax Cost	$ 8,878,949

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,540
Capital loss carryforward	$ (41,875)
Net unrealized appreciation (depreciation)	$ 1,200,553

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 78,101	$ 55,797

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

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4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,534,955 and $6,441,727, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 19,090.21
Class K	272.05
	$ 19,362

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $190 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to fifty-nine dollars under the interfund lending program. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 6,139.35%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

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8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $897. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,562, including $80 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $565 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Dividend Growth	$ 48,547	$ 37,603
Class K	3,190	1,766
Total	$ 51,737	$ 39,369
From net realized gain
Dividend Growth	$ 25,105	$ 15,884
Class K	1,259	544
Total	$ 26,364	$ 16,428

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Dividend Growth
Shares sold	76,617	100,583	$ 2,092,410	$ 2,382,785
Reinvestment of distributions	2,707	2,281	68,380	51,426
Shares redeemed	(82,166)	(104,744)	(2,266,445)	(2,445,083)
Net increase (decrease)	(2,842)	(1,880)	$ (105,655)	$ (10,872)

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class K
Shares sold	11,524	7,715	$ 323,383	$ 180,965
Reinvestment of distributions	175	102	4,449	2,310
Shares redeemed	(4,720)	(2,870)	(130,500)	(67,508)
Net increase (decrease)	6,979	4,947	$ 197,332	$ 115,767

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Mr. James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/12/11	9/09/11	$0.062	$0.015

Dividend Growth designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

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DGF-UANN-0911
1.789245.108

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	22.79%	3.90%	2.60%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: For the year, the fund's Class K shares returned 22.79%, topping the S&P 500. Stock selection in health care, industrials and technology aided performance. From a market-capitalization perspective, investments in the mid- and small-cap segments helped. The fund's foreign exposure lifted overall performance, aided in part by a weaker U.S. dollar. The fund's top relative contributor was Atmel, which makes semiconductors that support various touch-screen applications. Strong consumer demand for smartphones and tablet computers enabled our holdings in the stock to gain more than 186%. Other contributors included drilling rig provider National Oilwell Varco and specialty chemicals manufacturer W.R. Grace. Underweighting two lagging index components, Bank of America and insurance-focused conglomerate Berkshire Hathaway, also helped. Atmel and W.R. Grace were not in the index, and the fund did not hold Atmel or Bank of America at period end. The only significant negative sector influence was consumer discretionary, fueled mainly by poor picks in retailing. In terms of individual detractors, the fund was hurt by underweighting or not owning some strong-performing index components, including energy majors Exxon Mobil and Chevron, technology services heavyweight International Business Machines and Internet retailer Amazon.com.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Dividend Growth	.93%
Actual		$ 1,000.00	$ 993.80	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class K	.78%
Actual		$ 1,000.00	$ 994.90	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.1	2.7
Wells Fargo & Co.	1.5	1.8
Citigroup, Inc.	1.4	1.6
JPMorgan Chase & Co.	1.4	1.6
The Coca-Cola Co.	1.4	1.3
General Electric Co.	1.3	1.3
Procter & Gamble Co.	1.1	0.7
Philip Morris International, Inc.	1.1	0.8
Oracle Corp.	1.0	0.9
Exxon Mobil Corp.	0.9	0.3
	14.2
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.4	17.3
Industrials	14.5	14.5
Financials	14.0	15.8
Energy	13.7	12.2
Consumer Discretionary	11.0	10.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks and Investment Companies 99.0%		Stocks and Investment Companies 97.8%
	Convertible Securities 0.7%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	20.8%	** Foreign investments	19.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.6%
Auto Components - 0.5%
Autoliv, Inc.	32,700	$ 2,163
Minth Group Ltd.	4,178,000	6,712
Modine Manufacturing Co. (a)	659,005	9,826
Tenneco, Inc. (a)	449,723	17,962
TRW Automotive Holdings Corp. (a)	187,287	9,452
		46,115
Automobiles - 0.4%
Bajaj Auto Ltd.	20,403	678
Harley-Davidson, Inc.	307,705	13,351
Honda Motor Co. Ltd.	151,500	6,012
Thor Industries, Inc.	16,300	403
Winnebago Industries, Inc. (a)(d)	1,869,336	15,684
		36,128
Distributors - 0.1%
Silver Base Group Holdings Ltd.	11,002,000	10,079
Diversified Consumer Services - 0.6%
Anhanguera Educacional Participacoes SA	61,200	1,187
DeVry, Inc.	206,485	12,831
Grand Canyon Education, Inc. (a)	555,923	8,556
Service Corp. International	1,072,000	11,224
Stewart Enterprises, Inc. Class A	1,785,724	12,411
Weight Watchers International, Inc.	123,500	9,533
		55,742
Hotels, Restaurants & Leisure - 2.0%
Accor SA	314,961	13,925
Ajisen (China) Holdings Ltd.	1,876,000	3,692
Bravo Brio Restaurant Group, Inc.	482,615	10,786
Brinker International, Inc.	1,096,707	26,343
Club Mediterranee SA (a)	609,547	14,477
Denny's Corp. (a)	2,354,503	8,971
DineEquity, Inc. (a)(d)	462,765	24,110
McDonald's Corp.	262,259	22,680
NH Hoteles SA (a)	613,573	3,861
O'Charleys, Inc. (a)(e)	1,502,425	9,150
Sands China Ltd. (a)	3,935,600	11,841
Spur Corp. Ltd.	2,155,450	4,484
Starbucks Corp.	139,130	5,578
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
WMS Industries, Inc. (a)	977,143	$ 26,940
Wyndham Worldwide Corp.	270,833	9,368
		196,206
Household Durables - 0.4%
Dorel Industries, Inc. Class B (sub. vtg.)	248,500	7,280
Garmin Ltd. (d)	267,668	8,734
Lennar Corp. Class A	109,500	1,937
Newell Rubbermaid, Inc.	692,167	10,742
Standard Pacific Corp. (a)(d)	2,610,820	7,467
Techtronic Industries Co. Ltd.	7,675,000	8,016
		44,176
Internet & Catalog Retail - 0.0%
Liberty Media Corp. Interactive Series A (a)	102,000	1,674
Leisure Equipment & Products - 0.1%
Giant Manufacturing Co. Ltd.	429,000	1,716
Hasbro, Inc.	261,601	10,349
Summer Infant, Inc. (a)	231,730	1,995
		14,060
Media - 2.6%
Antena 3 Television SA	285,600	2,273
Comcast Corp.:
Class A	51,870	1,246
Class A (special) (non-vtg.)	2,514,015	58,677
Dentsu, Inc.	201,300	6,298
DISH Network Corp. Class A (a)	474,345	14,055
Havas SA (d)	474,651	2,230
JC Decaux SA (a)	57,200	1,580
Kabel Deutschland Holding AG (a)	168,900	9,529
MDC Partners, Inc. Class A (sub. vtg.)	1,194,639	23,857
Mood Media Corp.	1,083,500	3,504
Mood Media Corp. (g)	2,002,900	6,478
The Walt Disney Co.	1,283,625	49,574
Time Warner Cable, Inc.	260,956	19,131
Time Warner, Inc.	1,335,749	46,965
Valassis Communications, Inc. (a)	411,984	11,041
		256,438
Multiline Retail - 0.9%
Maoye International Holdings Ltd.	22,874,000	10,918
Marisa Lojas SA	747,600	10,506
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
PPR SA	76,800	$ 14,235
Target Corp.	1,026,921	52,876
		88,535
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	466,900	25,665
American Eagle Outfitters, Inc.	448,713	5,896
Asbury Automotive Group, Inc. (a)	479,969	10,334
Best Buy Co., Inc.	364,842	10,070
Big 5 Sporting Goods Corp.	455,600	3,759
Carphone Warehouse Group PLC	1,419,949	9,621
Casual Male Retail Group, Inc. (a)	1,897,014	7,986
Citi Trends, Inc. (a)	274,100	3,846
DSW, Inc. Class A (a)	69,379	3,676
Fast Retailing Co. Ltd.	36,800	6,541
Foot Locker, Inc.	712,327	15,479
Foschini Ltd.	1,061,804	13,967
GOME Electrical Appliances Holdings Ltd.	6,022,000	2,843
Guess?, Inc.	253,409	9,660
Hengdeli Holdings Ltd.	18,822,000	9,346
Home Depot, Inc.	338,968	11,840
Limited Brands, Inc.	124,700	4,721
Lowe's Companies, Inc.	2,009,712	43,370
Lumber Liquidators Holdings, Inc. (a)(d)	403,619	6,341
MarineMax, Inc. (a)	776,868	7,139
Office Depot, Inc. (a)	122,608	463
OfficeMax, Inc. (a)	1,209,322	8,562
SuperGroup PLC (a)	576,787	10,084
Urban Outfitters, Inc. (a)	544,268	17,710
		248,919
Textiles, Apparel & Luxury Goods - 0.5%
Bosideng International Holdings Ltd.	21,804,000	6,407
G-III Apparel Group Ltd. (a)	441,792	13,638
Peak Sport Products Co. Ltd.	4,855,000	2,822
PVH Corp.	296,663	21,226
VF Corp.	81,636	9,535
		53,628
TOTAL CONSUMER DISCRETIONARY		1,051,700
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 8.9%
Beverages - 2.4%
Anheuser-Busch InBev SA NV	302,047	$ 17,384
Britvic PLC	1,710,164	9,851
Carlsberg A/S Series B	155,800	15,324
Dr Pepper Snapple Group, Inc.	441,360	16,666
Grupo Modelo SAB de CV Series C	2,577,900	15,904
PepsiCo, Inc.	458,223	29,345
The Coca-Cola Co.	2,019,741	137,363
		241,837
Food & Staples Retailing - 1.5%
Casey's General Stores, Inc.	231,842	10,433
CVS Caremark Corp.	2,026,938	73,679
Droga Raia SA	345,600	6,405
Eurocash SA	443,959	4,340
Kroger Co.	250,835	6,238
Susser Holdings Corp. (a)	629,230	10,263
Sysco Corp.	93,955	2,874
Walgreen Co.	988,918	38,607
		152,839
Food Products - 1.7%
Archer Daniels Midland Co.	669,479	20,339
Calavo Growers, Inc.	499,533	10,325
Calbee, Inc.	57,200	2,408
Danone	183,800	13,152
Flowers Foods, Inc. (d)	459,918	10,081
Green Mountain Coffee Roasters, Inc. (a)	312,600	32,495
Kraft Foods, Inc. Class A	1,263,241	43,430
Orion Corp.	2,040	991
Sara Lee Corp.	798,146	15,253
Shenguan Holdings Group Ltd.	4,564,000	2,922
TreeHouse Foods, Inc. (a)	282,074	14,566
		165,962
Household Products - 1.4%
Colgate-Palmolive Co.	43,230	3,648
Procter & Gamble Co.	1,766,302	108,610
Spectrum Brands Holdings, Inc. (a)	411,959	10,999
Unicharm Corp.	314,800	14,234
Youyuan International Holdings Ltd. (a)	8,394,000	3,877
		141,368
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.2%
BaWang International (Group) Holding Ltd.	10,702,000	$ 1,758
Biostime International Holdings Ltd.	1,186,500	2,597
Estee Lauder Companies, Inc. Class A	111,635	11,712
Hengan International Group Co. Ltd.	825,000	7,172
		23,239
Tobacco - 1.7%
Altria Group, Inc.	1,202,848	31,635
British American Tobacco PLC (United Kingdom)	241,000	11,126
Imperial Tobacco Group PLC	389,210	13,526
KT&G Corp.	34,272	2,132
Philip Morris International, Inc.	1,496,319	106,493
		164,912
TOTAL CONSUMER STAPLES		890,157
ENERGY - 13.7%
Energy Equipment & Services - 4.7%
Aker Drilling ASA (a)	1,191,860	3,630
Aker Solutions ASA	1,398,971	24,631
Baker Hughes, Inc.	507,010	39,232
Basic Energy Services, Inc. (a)	81,600	2,643
Cal Dive International, Inc. (a)	1,652,183	9,219
Cameron International Corp. (a)	380,313	21,275
Cathedral Energy Services Ltd.	1,333,000	11,901
Ensco International Ltd. ADR	57,100	3,041
Essential Energy Services Ltd. (a)	2,325,300	5,354
Halliburton Co.	1,170,475	64,060
Helmerich & Payne, Inc.	81,752	5,645
Hornbeck Offshore Services, Inc. (a)	45,000	1,253
ION Geophysical Corp. (a)	2,084,278	21,135
Kvaerner ASA (a)	1,398,971	2,972
National Oilwell Varco, Inc.	1,022,223	82,361
Noble Corp.	329,108	12,134
Pioneer Drilling Co. (a)	228,188	3,713
Saipem SpA	287,799	15,044
Schlumberger Ltd.	947,454	85,621
Superior Energy Services, Inc. (a)	122,634	5,088
Transocean Ltd. (United States)	334,326	20,581
Trinidad Drilling Ltd.	249,200	2,606
Unit Corp. (a)	194,078	11,647
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Vantage Drilling Co. (a)	5,557,916	$ 9,059
Xtreme Coil Drilling Corp. (a)	885,200	4,457
		468,302
Oil, Gas & Consumable Fuels - 9.0%
3Legs Resources PLC	284,300	1,120
Alpha Natural Resources, Inc. (a)	207,839	8,877
Americas Petrogas, Inc. (a)	1,986,700	4,658
Americas Petrogas, Inc. (a)(f)	2,250,000	5,275
Anadarko Petroleum Corp.	348,235	28,750
Apache Corp.	313,528	38,790
Bonavista Energy Corp. (a)(f)	166,200	5,001
BP PLC sponsored ADR	71,503	3,249
BPZ Energy, Inc. (a)(d)	2,387,127	8,641
C&C Energia Ltd. (a)	572,800	6,085
Cabot Oil & Gas Corp.	57,300	4,245
Chesapeake Energy Corp.	959,327	32,953
Chevron Corp.	800,724	83,291
Concho Resources, Inc. (a)	100	9
Crown Point Ventures Ltd. (a)	654,400	1,096
Crown Point Ventures Ltd. (a)(f)	1,487,700	2,491
CVR Energy, Inc. (a)	1,144,744	30,736
Denbury Resources, Inc. (a)	731,593	14,134
Double Eagle Petroleum Co. (a)(e)	977,903	10,542
El Paso Corp.	81,688	1,679
EOG Resources, Inc.	179,445	18,303
EV Energy Partners LP	123,890	8,719
Exxon Mobil Corp.	1,138,674	90,855
Georesources, Inc. (a)	28,600	730
Gran Tierra Energy, Inc. (Canada) (a)	674,500	4,702
Gulfport Energy Corp. (a)	491,957	17,937
HollyFrontier Corp.	565,328	42,620
InterOil Corp. (a)(d)	268,719	16,822
Kosmos Energy Ltd.	530,200	8,054
Madalena Ventures, Inc. (a)	918,000	740
Marathon Oil Corp.	448,256	13,882
Marathon Petroleum Corp.	356,628	15,617
Niko Resources Ltd.	168,100	11,561
Noble Energy, Inc.	207,424	20,676
Northern Oil & Gas, Inc. (a)(d)	2,373,722	52,554
OAO Gazprom sponsored ADR	1,009,700	14,802
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp.	539,522	$ 52,970
Painted Pony Petroleum Ltd. (a)(f)	116,500	1,725
Painted Pony Petroleum Ltd. Class A (a)	61,300	908
Paladin Energy Ltd. (Australia) (a)	3,364,814	9,685
Pan Orient Energy Corp. (a)	938,500	4,312
PetroBakken Energy Ltd. Class A (d)	281,726	4,146
Petroleum Development Corp. (a)	208,509	7,573
Resolute Energy Corp. (a)(d)	973,974	15,866
Suncor Energy, Inc.	271,400	10,403
TAG Oil Ltd. (a)	899,300	6,448
Talisman Energy, Inc.	664,600	12,104
Targa Resources Corp.	148,200	5,003
Tesoro Corp. (a)	922,716	22,413
Tourmaline Oil Corp. (a)(f)	192,600	7,187
Valero Energy Corp.	993,642	24,960
Voyager Oil & Gas, Inc. (a)(d)(e)	3,538,244	11,252
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)(e)	1,198,388	1,539
Whiting Petroleum Corp. (a)	632,309	37,053
Williams Companies, Inc.	901,730	28,585
		894,328
TOTAL ENERGY		1,362,630
FINANCIALS - 13.7%
Capital Markets - 2.1%
American Capital Ltd. (a)	472,225	4,566
Ashmore Group PLC	1,677,600	11,107
Bank of New York Mellon Corp.	516,208	12,962
BlackRock, Inc. Class A	53,484	9,545
FXCM, Inc. Class A (d)	327,100	3,304
Goldman Sachs Group, Inc.	331,877	44,793
GP Investments Ltd. (depositary receipt) (a)	2,714,019	8,486
ICAP PLC	1,355,800	9,967
International Communications Group, Inc. (a)	559,836	6,186
Invesco Ltd.	648,687	14,388
Knight Capital Group, Inc. Class A (a)	709,600	8,026
Morgan Stanley	1,993,624	44,358
State Street Corp.	620,173	25,719
TD Ameritrade Holding Corp.	518,677	9,523
		212,930
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - 3.0%
Associated Banc-Corp.	842,596	$ 11,501
Banco Pine SA	970,700	6,477
Bank of Ireland (g)	42,633,112	5,789
CapitalSource, Inc.	5,432,245	35,092
CIT Group, Inc. (a)	485,710	19,302
Comerica, Inc.	241,002	7,719
Commercial Bank of Qatar GDR (Reg. S)	1,270,830	5,165
Guaranty Trust Bank PLC GDR (Reg. S)	793,992	3,295
Huntington Bancshares, Inc.	940,859	5,687
Itau Unibanco Banco Multiplo SA sponsored ADR	267,500	5,449
KeyCorp	774,000	6,223
Regions Financial Corp.	2,968,759	18,080
SunTrust Banks, Inc.	327,213	8,013
Susquehanna Bancshares, Inc.	900,925	6,784
Wells Fargo & Co.	5,538,941	154,758
		299,334
Consumer Finance - 0.8%
American Express Co.	772,301	38,646
Discover Financial Services	776,127	19,877
Imperial Holdings, Inc. (a)	451,296	4,364
SLM Corp.	698,132	10,884
		73,771
Diversified Financial Services - 3.4%
Citigroup, Inc.	3,647,823	139,858
CME Group, Inc.	58,227	16,839
Infrastructure Development Finance Co. Ltd.	2,345,734	6,688
JPMorgan Chase & Co.	3,440,554	139,170
PICO Holdings, Inc. (a)(e)	1,207,264	32,970
		335,525
Insurance - 1.9%
AEGON NV (a)	1,896,127	10,851
AFLAC, Inc.	516,898	23,808
Assured Guaranty Ltd.	2,289,114	32,391
Berkshire Hathaway, Inc. Class B (a)	368,652	27,343
Genworth Financial, Inc. Class A (a)	3,248,702	27,029
Hanover Insurance Group, Inc.	65,471	2,371
Hartford Financial Services Group, Inc.	159,500	3,735
Lincoln National Corp.	491,950	13,037
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	968,117	$ 39,896
Prudential Financial, Inc.	187,900	11,026
		191,487
Real Estate Investment Trusts - 1.8%
Beni Stabili SpA SIIQ	4,141,000	3,695
Boston Properties, Inc.	112,291	12,056
Campus Crest Communities, Inc.	340,903	4,084
CBL & Associates Properties, Inc.	1,572,040	27,919
Douglas Emmett, Inc.	460,912	9,218
Education Realty Trust, Inc.	826,300	7,255
Excel Trust, Inc.	149,700	1,717
Franklin Street Properties Corp.	606,400	7,647
Prologis, Inc.	847,697	30,203
Public Storage	110,619	13,233
SL Green Realty Corp.	262,270	21,511
Sunstone Hotel Investors, Inc. (a)	407,900	3,634
Weyerhaeuser Co.	1,586,676	31,718
		173,890
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	2,060,326	44,915
Forest City Enterprises, Inc. Class A (a)	531,282	9,568
Iguatemi Empresa de Shopping Centers SA	357,900	7,822
Kenedix, Inc. (a)	45,234	8,845
		71,150
TOTAL FINANCIALS		1,358,087
HEALTH CARE - 10.8%
Biotechnology - 3.0%
Acorda Therapeutics, Inc. (a)	232,700	6,609
Alexion Pharmaceuticals, Inc. (a)	261,400	14,848
Allos Therapeutics, Inc. (a)	122,400	228
AMAG Pharmaceuticals, Inc. (a)	236,392	3,501
Amgen, Inc.	869,759	47,576
Amylin Pharmaceuticals, Inc. (a)	598,370	7,127
Ardea Biosciences, Inc. (a)	753,132	17,623
ARIAD Pharmaceuticals, Inc. (a)	1,842,209	21,904
ArQule, Inc. (a)	1,017,083	5,696
AVEO Pharmaceuticals, Inc. (a)	1,125,309	21,505
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	284,122	$ 28,944
Dynavax Technologies Corp. (a)	2,621,070	7,339
Gilead Sciences, Inc. (a)	222,825	9,439
Horizon Pharma, Inc.	448,800	4,057
Human Genome Sciences, Inc. (a)	349,700	7,347
Infinity Pharmaceuticals, Inc. (a)	175,819	1,582
InterMune, Inc. (a)	200,311	6,686
Isis Pharmaceuticals, Inc. (a)	347,500	3,002
Micromet, Inc. (a)	1,097,200	6,210
NPS Pharmaceuticals, Inc. (a)	553,635	5,348
PDL BioPharma, Inc.	1,012,800	6,269
SIGA Technologies, Inc. (a)(d)	1,719,274	13,084
Theravance, Inc. (a)	1,273,261	27,222
Thrombogenics NV (a)(d)	392,497	9,475
United Therapeutics Corp. (a)	225,400	12,933
ZIOPHARM Oncology, Inc. (a)	1,285,652	6,994
		302,548
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	534,153	31,072
Boston Scientific Corp. (a)	1,864,800	13,352
C. R. Bard, Inc.	218,797	21,591
Conceptus, Inc. (a)(d)	593,201	6,757
Covidien PLC	627,178	31,854
Genmark Diagnostics, Inc. (a)	538,300	2,675
GN Store Nordic AS	842,174	7,634
Orthofix International NV (a)	432,888	18,281
Sirona Dental Systems, Inc. (a)	284,800	14,405
William Demant Holding A/S (a)	115,354	10,123
Zimmer Holdings, Inc. (a)	154,142	9,252
		166,996
Health Care Providers & Services - 3.0%
Accretive Health, Inc. (a)	44,078	1,324
AmerisourceBergen Corp.	240,980	9,232
Brookdale Senior Living, Inc. (a)	1,925,300	41,182
Catalyst Health Solutions, Inc. (a)	323,190	21,179
CIGNA Corp.	789,781	39,307
Community Health Systems, Inc. (a)	342,718	8,856
DaVita, Inc. (a)	222,298	18,571
Diagnosticos da America SA	1,246,000	15,463
Emeritus Corp. (a)	439,233	8,631
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Express Scripts, Inc. (a)	938,600	$ 50,928
HealthSpring, Inc. (a)	155,429	6,379
McKesson Corp.	334,692	27,150
Medco Health Solutions, Inc. (a)	534,961	33,638
Sun Healthcare Group, Inc. (a)	617,262	4,321
Sunrise Senior Living, Inc. (a)	97,528	860
Universal Health Services, Inc. Class B	204,587	10,156
		297,177
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	656,768	27,689
Sequenom, Inc. (a)	802,300	5,664
Thermo Fisher Scientific, Inc. (a)	343,917	20,666
		54,019
Pharmaceuticals - 2.6%
Auxilium Pharmaceuticals, Inc. (a)	195,571	3,665
Cadence Pharmaceuticals, Inc. (a)(d)	3,288,995	28,450
Cardiome Pharma Corp. (a)	719,200	3,576
Columbia Laboratories, Inc. (a)	797,400	2,281
GlaxoSmithKline PLC	989,400	22,061
GlaxoSmithKline PLC sponsored ADR	518,729	23,042
Merck & Co., Inc.	2,237,049	76,350
Novo Nordisk A/S Series B	198,837	24,321
Roche Holding AG (participation certificate)	12,239	2,200
Sanofi-Aventis	204,458	15,886
Teva Pharmaceutical Industries Ltd. sponsored ADR	341,419	15,924
Valeant Pharmaceuticals International, Inc. (Canada)	508,900	28,012
Watson Pharmaceuticals, Inc. (a)	179,792	12,069
		257,837
TOTAL HEALTH CARE		1,078,577
INDUSTRIALS - 14.4%
Aerospace & Defense - 3.4%
Bombardier, Inc. Class B (sub. vtg.)	1,287,700	7,790
DigitalGlobe, Inc. (a)	388,961	10,160
Esterline Technologies Corp. (a)	156,121	11,923
GeoEye, Inc. (a)(e)	1,335,110	53,351
Goodrich Corp.	243,654	23,181
Honeywell International, Inc.	587,730	31,208
Meggitt PLC	4,020,941	25,631
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	161,205	$ 26,015
Raytheon Co.	421,426	18,850
Rockwell Collins, Inc.	187,700	10,340
Safran SA	163,500	6,820
Textron, Inc.	1,525,478	35,284
Ultra Electronics Holdings PLC	196,400	5,072
United Technologies Corp.	846,496	70,124
		335,749
Airlines - 0.2%
Copa Holdings SA Class A	257,797	16,914
Building Products - 0.6%
Armstrong World Industries, Inc.	271,340	10,718
Lennox International, Inc.	114,186	4,223
Masco Corp.	1,497,434	15,798
Owens Corning (a)	632,507	22,505
Quanex Building Products Corp.	285,987	4,481
		57,725
Commercial Services & Supplies - 0.8%
Babcock International Group PLC	12,200	135
KAR Auction Services, Inc. (a)	119,585	2,126
Knoll, Inc.	566,988	10,348
Pitney Bowes, Inc. (d)	218,912	4,718
Republic Services, Inc.	710,647	20,630
Schawk, Inc. Class A	205,667	3,247
Steelcase, Inc. Class A	1,357,663	13,482
Swisher Hygiene, Inc. (g)	903,330	4,083
Swisher Hygiene, Inc. (g)	1,177,734	4,791
The Geo Group, Inc. (a)	621,348	12,924
		76,484
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	12,300	304
Chiyoda Corp.	1,679,000	21,510
Dycom Industries, Inc. (a)	776,533	13,232
Fluor Corp.	494,307	31,403
Foster Wheeler AG (a)	1,411,695	38,257
Great Lakes Dredge & Dock Corp.	622,073	3,701
Jacobs Engineering Group, Inc. (a)	122,616	4,799
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc. (a)	361,600	$ 7,550
Shaw Group, Inc. (a)	1,181,531	30,578
		151,334
Electrical Equipment - 1.3%
Alstom SA	319,494	16,873
AMETEK, Inc.	267,932	11,387
Cooper Industries PLC Class A	169,112	8,846
Emerson Electric Co.	653,805	32,095
Fushi Copperweld, Inc. (a)	580,088	4,101
GrafTech International Ltd. (a)	597,247	11,503
Powell Industries, Inc. (a)	45,000	1,734
Prysmian SpA	655,100	12,152
Regal-Beloit Corp.	285,674	17,320
Roper Industries, Inc.	77,639	6,338
Zumtobel AG	347,930	8,176
		130,525
Industrial Conglomerates - 1.9%
Carlisle Companies, Inc.	222,875	9,635
Cookson Group PLC	1,046,653	11,065
Danaher Corp.	299,081	14,688
General Electric Co.	7,129,839	127,695
Koninklijke Philips Electronics NV	532,800	13,233
Rheinmetall AG	202,900	17,029
		193,345
Machinery - 1.7%
Actuant Corp. Class A	589,902	14,576
Charter International PLC	1,453,900	19,094
Cummins, Inc.	102,381	10,738
Dover Corp.	168,071	10,163
Fiat Industrial SpA (a)	1,369,500	18,113
Gardner Denver, Inc.	65,422	5,580
Haitian International Holdings Ltd.	2,203,000	2,668
Ingersoll-Rand Co. Ltd.	697,332	26,094
Kone Oyj (B Shares)	8,100	470
Navistar International Corp. (a)	652,167	33,463
Pall Corp.	271,128	13,443
Stanley Black & Decker, Inc.	287,339	18,898
		173,300
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.6%
CBIZ, Inc. (a)	715,013	$ 5,334
FTI Consulting, Inc. (a)	290,094	10,528
Kforce, Inc. (a)	767,945	10,582
Robert Half International, Inc.	484,515	13,266
SR Teleperformance SA	412,788	10,667
Towers Watson & Co.	140,554	8,595
		58,972
Road & Rail - 1.8%
Arkansas Best Corp.	265,197	6,381
Con-way, Inc.	409,981	15,014
CSX Corp.	2,431,300	59,737
Norfolk Southern Corp.	254,749	19,284
Saia, Inc. (a)(e)	865,075	13,037
Tegma Gestao Logistica	114,400	1,752
Union Pacific Corp.	513,926	52,667
Universal Truckload Services, Inc. (a)	516,527	8,213
		176,085
Trading Companies & Distributors - 0.6%
Barloworld Ltd.	584,400	5,642
Beacon Roofing Supply, Inc. (a)	517,300	11,060
DXP Enterprises, Inc. (a)	200,300	5,446
Kaman Corp.	318,466	11,344
Mills Estruturas e Servicos de Engenharia SA	290,000	3,926
Mitsui & Co. Ltd.	183,900	3,477
Rush Enterprises, Inc. Class A (a)	514,150	10,278
Watsco, Inc.	114,885	6,799
		57,972
TOTAL INDUSTRIALS		1,428,405
INFORMATION TECHNOLOGY - 16.4%
Communications Equipment - 2.1%
Alcatel-Lucent SA sponsored ADR (a)	2,693,176	10,907
Calix Networks, Inc. (a)	1,225,615	22,478
Cisco Systems, Inc.	4,322,457	69,030
Comverse Technology, Inc. (a)	2,547,500	19,106
Juniper Networks, Inc. (a)	1,090,363	25,504
Polycom, Inc. (a)	265,318	7,172
QUALCOMM, Inc.	510,635	27,973
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Tekelec (a)	939,950	$ 7,379
ViaSat, Inc. (a)	355,398	15,968
		205,517
Computers & Peripherals - 3.6%
Apple, Inc. (a)	775,376	302,767
Hewlett-Packard Co.	1,520,453	53,459
		356,226
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	519,167	18,041
Avnet, Inc. (a)	936,688	27,445
Corning, Inc.	1,804,266	28,706
Funtalk China Holdings Ltd. (a)(d)	653,009	4,571
HLS Systems International Ltd. (a)	486,535	3,391
Ingram Micro, Inc. Class A (a)	371,850	6,898
Jabil Circuit, Inc.	351,252	6,431
Molex, Inc. (d)	629,880	14,790
TE Connectivity Ltd.	584,756	20,133
		130,406
Internet Software & Services - 1.0%
DealerTrack Holdings, Inc. (a)	224,800	5,213
DeNA Co. Ltd.	57,100	2,853
eAccess Ltd. (d)	20,253	8,973
eBay, Inc. (a)	1,061,226	34,755
Facebook, Inc. Class B (a)(g)	488,526	12,213
Google, Inc. Class A (a)	37,649	22,728
Renren, Inc. ADR (d)	828,400	8,972
		95,707
IT Services - 1.8%
Acxiom Corp. (a)	475,918	6,539
Alliance Data Systems Corp. (a)(d)	216,691	21,309
Atos Origin SA	188,010	10,384
Cognizant Technology Solutions Corp. Class A (a)	368,580	25,753
Fidelity National Information Services, Inc.	642,635	19,292
Fiserv, Inc. (a)	167,581	10,115
Heartland Payment Systems, Inc.	413,000	8,690
MasterCard, Inc. Class A	168,526	51,106
Unisys Corp. (a)	588,393	12,221
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Virtusa Corp. (a)	335,742	$ 6,601
Visa, Inc. Class A	111,100	9,503
		181,513
Office Electronics - 0.3%
Xerox Corp.	3,401,481	31,736
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)	1,719,566	12,622
Analog Devices, Inc.	562,140	19,338
ASML Holding NV	1,134,406	40,442
Avago Technologies Ltd.	636,989	21,422
Cymer, Inc. (a)	980,731	43,182
Entropic Communications, Inc. (a)(d)	486,484	3,250
Fairchild Semiconductor International, Inc. (a)	444,156	6,667
Freescale Semiconductor Holdings I Ltd.	1,365,627	22,301
Himax Technologies, Inc. sponsored ADR	1,586,515	2,776
International Rectifier Corp. (a)	27,100	696
Intersil Corp. Class A	1,226,995	14,785
Lam Research Corp. (a)	486,387	19,884
LTX-Credence Corp. (a)(e)	3,354,337	24,118
Marvell Technology Group Ltd. (a)	3,561,372	52,780
Maxim Integrated Products, Inc.	805,357	18,491
Microchip Technology, Inc. (d)	56,679	1,913
Micron Technology, Inc. (a)	3,351,022	24,697
NVIDIA Corp. (a)	770,396	10,655
NXP Semiconductors NV	987,742	19,538
ON Semiconductor Corp. (a)	2,961,294	25,734
Spansion, Inc. Class A (a)	342,948	6,235
Standard Microsystems Corp. (a)	73,600	1,741
TriQuint Semiconductor, Inc. (a)	356,512	2,681
		395,948
Software - 2.3%
Aspen Technology, Inc. (a)	631,355	9,786
Autodesk, Inc. (a)	200,539	6,899
BMC Software, Inc. (a)	459,757	19,871
Check Point Software Technologies Ltd. (a)	261,418	15,071
Citrix Systems, Inc. (a)	143,105	10,309
DemandTec, Inc. (a)	831,862	5,956
Informatica Corp. (a)	327,098	16,725
JDA Software Group, Inc. (a)	430,823	12,046
Micro Focus International PLC	2,179,019	10,374
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	3,293,279	$ 100,708
Pegasystems, Inc.	181,537	7,327
Solera Holdings, Inc.	85,733	4,791
Sourcefire, Inc. (a)	289,775	7,123
TIBCO Software, Inc. (a)	151,198	3,937
		230,923
TOTAL INFORMATION TECHNOLOGY		1,627,976
MATERIALS - 6.3%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	118,149	10,483
Ashland, Inc.	187,460	11,480
CF Industries Holdings, Inc.	40,789	6,335
Clariant AG (Reg.) (a)	1,447,820	22,864
CVR Partners LP	385,700	9,045
Dow Chemical Co.	779,917	27,196
Ecolab, Inc.	224,833	11,242
Ferro Corp. (a)	102,273	1,332
Huabao International Holdings Ltd.	8,219,461	6,960
Israel Chemicals Ltd.	347,600	5,893
Kraton Performance Polymers, Inc. (a)	280,523	10,127
Lanxess AG	69,451	5,604
LyondellBasell Industries NV Class A	475,173	18,750
PolyOne Corp.	644,904	9,996
Spartech Corp. (a)(e)	1,622,853	9,331
The Mosaic Co.	523,160	36,998
W.R. Grace & Co. (a)	1,203,625	60,711
Yara International ASA	299,000	17,137
		281,484
Construction Materials - 0.1%
HeidelbergCement AG	258,244	14,267
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	287,442	17,666
Metals & Mining - 3.2%
Anglo American PLC (United Kingdom)	225,500	10,735
Avion Gold Corp. (a)	3,402,700	7,123
Commercial Metals Co.	1,022,250	14,833
Eldorado Gold Corp.	1,021,878	17,595
First Quantum Minerals Ltd.	66,100	9,164
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	647,185	$ 34,275
Goldcorp, Inc.	805,700	38,531
Grande Cache Coal Corp. (a)	738,500	6,740
Gulf Resources, Inc. (a)	1,894,460	6,631
Iluka Resources Ltd.	85,843	1,675
Ivanhoe Mines Ltd. (a)	1,820,965	47,687
Kenmare Resources PLC (a)	614,300	559
Kinross Gold Corp.	817,445	13,347
Mirabela Nickel Ltd. (a)	2,167,107	4,524
Newcrest Mining Ltd.	892,648	38,787
Pan American Silver Corp.	297,400	8,976
Randgold Resources Ltd. sponsored ADR	365,123	33,157
Reliance Steel & Aluminum Co.	81,850	3,848
Ternium SA sponsored ADR	180,795	5,241
United States Steel Corp. (d)	282,820	11,310
		314,738
TOTAL MATERIALS		628,155
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	369,889	10,823
CenturyLink, Inc.	269,446	9,999
China Unicom (Hong Kong) Ltd.	5,138,000	10,263
Iliad SA	121,637	15,625
Koninklijke KPN NV (d)	710,030	10,147
Telefonica SA sponsored ADR	115,160	2,570
		59,427
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	146,900	7,717
NII Holdings, Inc. (a)	258,000	10,926
SBA Communications Corp. Class A (a)	320,550	12,235
Sprint Nextel Corp. (a)	2,850,607	12,058
TIM Participacoes SA	2,311,706	11,401
Turkcell Iletisim Hizmet AS	1,697,000	8,719
		63,056
TOTAL TELECOMMUNICATION SERVICES		122,483
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 2.6%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	472,195	$ 17,405
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (d)	502,200	7,704
Ceske Energeticke Zavody AS	50,000	2,584
Edison International	328,591	12,509
Fortum Corp.	122,386	3,244
NextEra Energy, Inc.	377,156	20,838
NV Energy, Inc.	486,328	7,217
PPL Corp.	707,453	19,738
Tata Power Co. Ltd.	142,060	4,117
		95,356
Gas Utilities - 0.2%
Aygaz AS	81,860	509
China Gas Holdings Ltd.	11,094,000	4,171
ONEOK, Inc.	130,788	9,520
		14,200
Independent Power Producers & Energy Traders - 0.7%
The AES Corp. (a)	5,940,556	73,128
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	590,285	11,558
CMS Energy Corp.	345,170	6,607
National Grid PLC	1,268,400	12,412
PG&E Corp.	271,157	11,234
Public Service Enterprise Group, Inc.	550,714	18,036
Sempra Energy	223,022	11,305
		71,152
TOTAL UTILITIES		253,836
TOTAL COMMON STOCKS (Cost $8,541,722)		9,802,006
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Co. 4.75%	368,500	17,028
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	157,200	$ 17,630
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. 6.25%	93,800	6,356
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	187,100	10,494
TOTAL CONVERTIBLE PREFERRED STOCKS		51,508
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	96,900	19,416
TOTAL PREFERRED STOCKS (Cost $61,340)		70,924
Investment Companies - 0.2%

Ares Capital Corp. (Cost $13,382)	1,052,680	16,990
Convertible Bonds - 0.2%
	Principal Amount (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (f)	$ 18,163	12,305
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (g)	4,085	4,085
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)	$ 4,080	$ 2,739
TOTAL CONVERTIBLE BONDS (Cost $16,737)		19,129
Money Market Funds - 1.7%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	14,746,846	14,747
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	156,594,819	156,595
TOTAL MONEY MARKET FUNDS (Cost $171,342)		171,342
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $8,804,523)		10,080,391
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(137,676)
NET ASSETS - 100%		$ 9,942,715
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,723,000 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,439,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 4,085
Bank of Ireland	7/29/11	$ 6,064
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 12,217
Mood Media Corp.	2/2/11	$ 4,054
Swisher Hygiene, Inc.	3/22/11 - 4/15/11	$ 13,586
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 108
Fidelity Securities Lending Cash Central Fund	2,562
Total	$ 2,670
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Double Eagle Petroleum Co.	$ -	$ 8,444	$ -	$ -	$ 10,542
GeoEye, Inc.	18,774	27,896	-	-	53,351
Gulf Resources, Inc.	5,042	946	2,579	-	-
Gulf Resources, Inc.	16,406	-	-	-	-
LTX-Credence Corp.	24,000	4,614	1,147	-	24,118
O'Charleys, Inc.	9,141	1,279	-	-	9,150
PICO Holdings, Inc.	38,871	687	1,564	-	32,970
Saia, Inc.	11,583	1,315	-	-	13,037
Spartech Corp.	15,775	2,635	1,873	-	9,331
Voyager Oil & Gas, Inc.	-	12,230	1	-	11,252
Voyager Oil & Gas, Inc. warrants 2/4/16	-	108	-	-	1,539
Winnebago Industries, Inc.	16,261	4,025	-	-	-
Total	$ 155,853	$ 64,179	$ 7,164	$ -	$ 165,290
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,088,144	$ 1,082,132	$ 6,012	$ -
Consumer Staples	890,157	861,647	28,510	-
Energy	1,362,630	1,356,090	6,540	-
Financials	1,375,717	1,359,077	10,851	5,789
Health Care	1,078,577	1,016,309	62,268	-
Industrials	1,428,405	1,410,381	18,024	-
Information Technology	1,634,332	1,622,119	-	12,213
Materials	628,155	628,155	-	-
Telecommunication Services	122,483	103,501	18,982	-
Utilities	264,330	251,918	12,412	-
Investment Companies	16,990	16,990	-	-
Corporate Bonds	19,129	-	19,129	-
Money Market Funds	171,342	171,342	-	-
Total Investments in Securities:	$ 10,080,391	$ 9,879,661	$ 182,728	$ 18,002
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(279)
Cost of Purchases	18,281
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 18,002
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (279)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.2%
Canada	3.6%
United Kingdom	1.9%
France	1.6%
Bermuda	1.4%
Switzerland	1.2%
Netherlands	1.1%
Others (Individually Less Than 1%)	10.0%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $41,875,000 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $152,805) - See accompanying schedule: Unaffiliated issuers (cost $8,467,548)	$ 9,743,759
Fidelity Central Funds (cost $171,342)	171,342
Other affiliated issuers (cost $165,633)	165,290
Total Investments (cost $8,804,523)		$ 10,080,391
Cash		104
Foreign currency held at value (cost $527)		527
Receivable for investments sold		112,559
Receivable for fund shares sold		6,308
Dividends receivable		8,055
Interest receivable		649
Distributions receivable from Fidelity Central Funds		409
Other receivables		649
Total assets		10,209,651

Liabilities
Payable for investments purchased	$ 84,500
Payable for fund shares redeemed	16,616
Accrued management fee	6,090
Other affiliated payables	1,719
Other payables and accrued expenses	1,416
Collateral on securities loaned, at value	156,595
Total liabilities		266,936

Net Assets		$ 9,942,715
Net Assets consist of:
Paid in capital		$ 8,758,078
Undistributed net investment income		22,949
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(113,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,274,978
Net Assets		$ 9,942,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Dividend Growth: Net Asset Value, offering price and redemption price per share ($9,308,780 ÷ 321,451 shares)	$ 28.96

Class K: Net Asset Value, offering price and redemption price per share ($633,935 ÷ 21,877 shares)	$ 28.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 122,532
Interest		7,730
Income from Fidelity Central Funds		2,670
Total income		132,932

Expenses
Management fee Basic fee	$ 54,190
Performance adjustment	13,876
Transfer agent fees	19,362
Accounting and security lending fees	1,306
Custodian fees and expenses	514
Independent trustees' compensation	53
Registration fees	148
Audit	88
Legal	43
Miscellaneous	98
Total expenses before reductions	89,678
Expense reductions	(565)	89,113
Net investment income (loss)		43,819
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	809,337
Other affiliated issuers	(5,052)
Foreign currency transactions	(2,084)
Total net realized gain (loss)		802,201
Change in net unrealized appreciation (depreciation) on: Investment securities	997,622
Assets and liabilities in foreign currencies	85
Total change in net unrealized appreciation (depreciation)		997,707
Net gain (loss)		1,799,908
Net increase (decrease) in net assets resulting from operations		$ 1,843,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,819	$ 44,690
Net realized gain (loss)	802,201	922,532
Change in net unrealized appreciation (depreciation)	997,707	264,038
Net increase (decrease) in net assets resulting from operations	1,843,727	1,231,260
Distributions to shareholders from net investment income	(51,737)	(39,369)
Distributions to shareholders from net realized gain	(26,364)	(16,428)
Total distributions	(78,101)	(55,797)
Share transactions - net increase (decrease)	91,677	104,895
Total increase (decrease) in net assets	1,857,303	1,280,358

Net Assets
Beginning of period	8,085,412	6,805,054
End of period (including undistributed net investment income of $22,949 and undistributed net investment income of $31,691, respectively)	$ 9,942,715	$ 8,085,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.84	$ 20.25	$ 25.40	$ 32.73	$ 29.50
Income from Investment Operations
Net investment income (loss) B	.12	.13E	.24	.43	.52 F
Net realized and unrealized gain (loss)	5.23	3.63	(4.01)	(5.08)	3.98
Total from investment operations	5.35	3.76	(3.77)	(4.65)	4.50
Distributions from net investment income	(.15)	(.12)	(.37)	(.45)	(.45)
Distributions from net realized gain	(.08)	(.05)	(1.01)	(2.23)	(.82)
Total distributions	(.23)	(.17)	(1.38) H	(2.68)	(1.27)
Net asset value, end of period	$ 28.96	$ 23.84	$ 20.25	$ 25.40	$ 32.73
Total Return A	22.57%	18.59%	(15.33)%	(15.45)%	15.62%
Ratios to Average Net Assets C,G
Expenses before reductions	.93%	.93%	.62%	.64%	.61%
Expenses net of fee waivers, if any	.93%	.93%	.62%	.64%	.61%
Expenses net of all reductions	.93%	.92%	.62%	.63%	.60%
Net investment income (loss)	.44%	.56% E	1.34%	1.47%	1.62% F
Supplemental Data
Net assets, end of period (in millions)	$ 9,309	$ 7,730	$ 6,603	$ 9,502	$ 16,265
Portfolio turnover rate D	67%	85%	177%	52%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 23.86	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss) D	.17	.18 G	.26	.10
Net realized and unrealized gain (loss)	5.22	3.63	(4.00)	(2.41)
Total from investment operations	5.39	3.81	(3.74)	(2.31)
Distributions from net investment income	(.20)	(.16)	(.41)	-
Distributions from net realized gain	(.08)	(.05)	(1.01)	-
Total distributions	(.27) K	(.21)	(1.41) J	-
Net asset value, end of period	$ 28.98	$ 23.86	$ 20.26	$ 25.41
Total Return B,C	22.79%	18.86%	(15.16)%	(8.33)%
Ratios to Average Net Assets E,I
Expenses before reductions	.78%	.72%	.40%	.47% A
Expenses net of fee waivers, if any	.78%	.72%	.40%	.47% A
Expenses net of all reductions	.77%	.71%	.39%	.47% A
Net investment income (loss)	.60%	.76% G	1.57%	1.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 633,935	$ 355,463	$ 201,625	$ 92
Portfolio turnover rate F	67%	85%	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.077 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,675,274
Gross unrealized depreciation	(473,832)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,201,442

Tax Cost	$ 8,878,949

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,540
Capital loss carryforward	$ (41,875)
Net unrealized appreciation (depreciation)	$ 1,200,553

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 78,101	$ 55,797

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,534,955 and $6,441,727, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 19,090.21
Class K	272.05
	$ 19,362

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $190 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to fifty-nine dollars under the interfund lending program. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 6,139.35%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $897. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,562, including $80 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $565 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Dividend Growth	$ 48,547	$ 37,603
Class K	3,190	1,766
Total	$ 51,737	$ 39,369
From net realized gain
Dividend Growth	$ 25,105	$ 15,884
Class K	1,259	544
Total	$ 26,364	$ 16,428

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Dividend Growth
Shares sold	76,617	100,583	$ 2,092,410	$ 2,382,785
Reinvestment of distributions	2,707	2,281	68,380	51,426
Shares redeemed	(82,166)	(104,744)	(2,266,445)	(2,445,083)
Net increase (decrease)	(2,842)	(1,880)	$ (105,655)	$ (10,872)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class K
Shares sold	11,524	7,715	$ 323,383	$ 180,965
Reinvestment of distributions	175	102	4,449	2,310
Shares redeemed	(4,720)	(2,870)	(130,500)	(67,508)
Net increase (decrease)	6,979	4,947	$ 197,332	$ 115,767

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Mr. James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/12/11	9/09/11	$0.091	$0.015

Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

DGF-K-UANN-0911
1.863064.102

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.fidelity.advisor.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	19.16%	-4.56%	-1.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity® Growth & Income Portfolio on February 1, 2011: For the year, the fund's Retail Class shares gained 19.16%, modestly trailing the S&P 500. Security selection in retailing, energy and capital goods hurt, as did a modest cash position. Despite good stock picking overall in technology, overweight stakes in networking gear maker Cisco Systems and computer and peripherals maker Hewlett-Packard were the largest individual detractors. Cisco cut its earnings estimates during the second half of the period, and the stock suffered. HP's shares struggled due in part to the August 2010 resignation of its CEO. An average underweighting in tobacco firm Philip Morris International also detracted. I sold the stock before period end because I favored British American Tobacco, an out-of-index holding and the top relative contributor. Stock picking in consumer staples - where I increased exposure - financials and tech added value overall. In financials, the fund got a boost from a sizable stake in Citigroup early in the period, while an overweight in tech giant Apple also helped. In terms of market selection, overweighting banks and industrials was a drag on performance, while industry positioning in consumer staples was beneficial. The fund's foreign holdings also provided a boost, aided by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Growth & Income	.71%
Actual		$ 1,000.00	$ 996.30	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56
Class K	.54%
Actual		$ 1,000.00	$ 997.20	$ 2.67
HypotheticalA		$ 1,000.00	$ 1,022.12	$ 2.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.9	2.5
Chevron Corp.	3.8	0.0
Exxon Mobil Corp.	3.6	5.0
Apple, Inc.	3.6	3.9
JPMorgan Chase & Co.	3.3	2.8
PepsiCo, Inc.	2.1	0.3
Target Corp.	1.9	1.2
Merck & Co., Inc.	1.8	1.1
Google, Inc. Class A	1.7	1.8
The Coca-Cola Co.	1.6	2.2
	27.3
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.1	19.1
Financials	17.6	19.2
Consumer Discretionary	13.2	9.6
Industrials	12.6	15.5
Consumer Staples	11.8	7.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 98.2%
	Convertible Securities 0.8%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	18.7%	** Foreign investments	11.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	112,994	$ 11,336
Distributors - 0.5%
Li & Fung Ltd.	11,452,000	19,043
Pool Corp.	190,179	5,087
		24,130
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc.	118,991	9,185
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp. unit	158,205	5,268
McDonald's Corp.	966,981	83,625
Yum! Brands, Inc.	712,138	37,615
		126,508
Household Durables - 1.3%
D.R. Horton, Inc.	1,573,071	18,688
KB Home (d)	682,300	5,793
Ryland Group, Inc.	1,480,000	21,800
Toll Brothers, Inc. (a)	979,552	19,552
Tupperware Brands Corp.	97,691	6,105
		71,938
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	277,379	10,973
Media - 2.9%
Comcast Corp. Class A	2,365,300	56,815
Kabel Deutschland Holding AG (a)	158,200	8,925
Regal Entertainment Group Class A (d)	343,264	4,390
Time Warner, Inc.	1,895,017	66,629
Viacom, Inc. Class B (non-vtg.)	407,691	19,740
		156,499
Multiline Retail - 2.1%
PPR SA (d)	60,368	11,189
Target Corp.	2,030,609	104,556
		115,745
Specialty Retail - 2.1%
Esprit Holdings Ltd.	2,168,000	6,314
Limited Brands, Inc.	157,100	5,948
Lowe's Companies, Inc.	3,502,483	75,584
Staples, Inc.	1,806,528	29,013
		116,859
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	35,100	$ 4,100
TOTAL CONSUMER DISCRETIONARY		647,273
CONSUMER STAPLES - 11.8%
Beverages - 4.8%
Diageo PLC	1,661,519	33,800
Dr Pepper Snapple Group, Inc.	757,584	28,606
PepsiCo, Inc.	1,789,103	114,574
The Coca-Cola Co.	1,275,569	86,751
		263,731
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	571,204	20,763
Sysco Corp.	260,812	7,978
Walgreen Co.	808,500	31,564
		60,305
Food Products - 0.8%
Danone	618,677	44,270
Tate & Lyle PLC	149,065	1,491
		45,761
Household Products - 3.0%
Colgate-Palmolive Co.	420,356	35,470
Energizer Holdings, Inc. (a)	38,400	3,097
Kimberly-Clark Corp.	725,186	47,398
Procter & Gamble Co.	1,285,267	79,031
		164,996
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	820,532	75,013
Lorillard, Inc.	341,630	36,288
		111,301
TOTAL CONSUMER STAPLES		646,094
ENERGY - 11.5%
Energy Equipment & Services - 1.0%
Exterran Partners LP	763,120	18,086
Saipem SpA	133,169	6,961
Transocean Ltd. (United States)	464,694	28,607
		53,654
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 10.5%
ARC Resources Ltd. (d)	300,400	$ 7,832
Atlas Pipeline Partners, LP	128,400	4,393
Bonavista Energy Corp. (a)(e)(f)	220,600	6,638
Chevron Corp.	1,986,091	206,593
Daylight Energy Ltd. (d)	2,154,000	20,652
EXCO Resources, Inc.	253,100	4,027
Exxon Mobil Corp.	2,435,576	194,335
Inergy LP	34,600	1,094
Legacy Reserves LP	92,830	2,581
Penn West Petroleum Ltd.	266,500	5,936
PetroBakken Energy Ltd. Class A (d)	235,900	3,472
QEP Resources, Inc.	142,200	6,233
Royal Dutch Shell PLC Class A (United Kingdom)	1,800,836	65,970
Suncor Energy, Inc.	715,400	27,421
Williams Companies, Inc.	457,429	14,500
		571,677
TOTAL ENERGY		625,331
FINANCIALS - 17.6%
Capital Markets - 2.7%
AllianceBernstein Holding LP	143,060	2,432
Apollo Global Management LLC Class A	558,717	9,671
Ashmore Group PLC	5,150,313	34,098
Bank of New York Mellon Corp.	176,687	4,437
BlackRock, Inc. Class A	29,100	5,193
Charles Schwab Corp.	398,573	5,951
Goldman Sachs Group, Inc.	75,359	10,171
ICAP PLC	491,900	3,616
KKR & Co. LP	1,033,060	15,134
Morgan Stanley	567,796	12,633
Northern Trust Corp.	505,971	22,721
State Street Corp.	152,500	6,324
The Blackstone Group LP	921,977	15,314
		147,695
Commercial Banks - 7.9%
Banco Daycoval SA (PN)	170,600	1,009
BB&T Corp.	2,179,355	55,966
DBS Group Holdings Ltd.	515,164	6,644
FirstMerit Corp.	107,716	1,574
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Regions Financial Corp.	3,719,724	$ 22,653
Standard Chartered PLC (United Kingdom)	898,053	22,969
SunTrust Banks, Inc.	624,209	15,287
U.S. Bancorp	2,902,500	75,639
Wells Fargo & Co.	7,569,401	211,484
Zions Bancorporation	736,454	16,128
		429,353
Diversified Financial Services - 4.8%
Bank of America Corp.	1,120,753	10,883
Citigroup, Inc.	774,850	29,708
JPMorgan Chase & Co.	4,487,774	181,530
KKR Financial Holdings LLC	4,161,687	39,494
		261,615
Insurance - 0.7%
Everest Re Group Ltd.	136,311	11,194
Fidelity National Financial, Inc. Class A	247,700	4,038
Genworth Financial, Inc. Class A (a)	1,177,857	9,800
MetLife, Inc. unit (a)	135,300	10,574
		35,606
Real Estate Investment Trusts - 1.4%
American Capital Agency Corp.	192,700	5,380
CBL & Associates Properties, Inc.	815,696	14,487
Public Storage	208,966	24,999
Ventas, Inc.	343,500	18,594
Weyerhaeuser Co.	784,900	15,690
		79,150
Thrifts & Mortgage Finance - 0.1%
First Niagara Financial Group, Inc.	524,662	6,427
MGIC Investment Corp. (a)	16,978	68
Radian Group, Inc.	545,030	1,728
		8,223
TOTAL FINANCIALS		961,642
HEALTH CARE - 11.2%
Biotechnology - 1.4%
Amgen, Inc.	1,158,204	63,354
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
ARIAD Pharmaceuticals, Inc. (a)	419,781	$ 4,991
SIGA Technologies, Inc. (a)(d)	1,094,553	8,330
		76,675
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	284,400	8,387
Meridian Bioscience, Inc.	289,522	6,254
Steris Corp.	15,900	556
		15,197
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	529,300	11,322
McKesson Corp.	648,754	52,627
Medco Health Solutions, Inc. (a)	584,375	36,746
		100,695
Life Sciences Tools & Services - 0.5%
Lonza Group AG	131,026	11,186
QIAGEN NV (a)	946,200	16,029
		27,215
Pharmaceuticals - 7.2%
Abbott Laboratories	647,127	33,211
Cardiome Pharma Corp. (a)	593,100	2,949
GlaxoSmithKline PLC sponsored ADR	1,559,969	69,294
Johnson & Johnson	1,123,808	72,812
Merck & Co., Inc.	2,934,546	100,156
Pfizer, Inc.	3,963,400	76,256
Roche Holding AG (participation certificate)	138,182	24,839
Sanofi-Aventis	139,612	10,848
		390,365
TOTAL HEALTH CARE		610,147
INDUSTRIALS - 12.6%
Aerospace & Defense - 4.1%
Embraer SA sponsored ADR	411,300	12,142
Goodrich Corp.	118,300	11,255
Honeywell International, Inc.	967,080	51,352
Rockwell Collins, Inc.	694,200	38,243
The Boeing Co.	696,700	49,096
United Technologies Corp.	782,000	64,781
		226,869
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	7,126	$ 515
United Parcel Service, Inc. Class B	108,200	7,490
		8,005
Building Products - 1.0%
Lennox International, Inc.	297,066	10,986
Owens Corning (a)	861,000	30,634
Quanex Building Products Corp.	781,178	12,241
		53,861
Commercial Services & Supplies - 0.5%
Aggreko PLC	68,150	2,163
Covanta Holding Corp.	162,000	2,799
Healthcare Services Group, Inc.	385,500	6,048
Republic Services, Inc.	438,639	12,734
Waste Management, Inc.	188,668	5,941
		29,685
Electrical Equipment - 0.8%
Emerson Electric Co.	704,325	34,575
Prysmian SpA	428,300	7,945
		42,520
Industrial Conglomerates - 3.0%
Danaher Corp.	857,400	42,107
General Electric Co.	3,826,681	68,536
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	2,069,680	51,266
		161,909
Machinery - 1.8%
Charter International PLC	1,954,800	25,672
Douglas Dynamics, Inc.	355,300	5,397
Graco, Inc.	70,500	3,097
Ingersoll-Rand Co. Ltd.	1,655,764	61,959
		96,125
Professional Services - 0.9%
Bureau Veritas SA	371,766	30,394
IHS, Inc. Class A (a)	63,548	4,683
Michael Page International PLC	1,677,857	13,813
		48,890
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A	137,700	3,364
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Beacon Roofing Supply, Inc. (a)	315,600	$ 6,748
Watsco, Inc.	200,673	11,876
		21,988
TOTAL INDUSTRIALS		689,852
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 2.5%
Cisco Systems, Inc.	4,422,170	70,622
HTC Corp.	76,950	2,286
Juniper Networks, Inc. (a)	963,404	22,534
QUALCOMM, Inc.	781,410	42,806
		138,248
Computers & Peripherals - 5.4%
Apple, Inc. (a)	495,700	193,561
EMC Corp. (a)	1,711,600	44,639
Hewlett-Packard Co.	1,619,295	56,934
		295,134
Electronic Equipment & Components - 0.8%
Coretronic Corp.	8,956,000	10,544
Corning, Inc.	1,687,700	26,851
Everlight Electronics Co. Ltd.	3,402,000	7,303
		44,698
Internet Software & Services - 1.9%
eBay, Inc. (a)	265,540	8,696
Google, Inc. Class A (a)	157,593	95,137
		103,833
IT Services - 4.2%
Fidelity National Information Services, Inc.	552,855	16,597
International Business Machines Corp.	290,500	52,827
MasterCard, Inc. Class A	223,154	67,671
Paychex, Inc.	1,545,278	43,623
Visa, Inc. Class A	590,363	50,500
		231,218
Office Electronics - 0.1%
Xerox Corp.	324,780	3,030
Semiconductors & Semiconductor Equipment - 1.0%
KLA-Tencor Corp.	285,055	11,351
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	3,070,201	15,136
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	4,171,000	$ 10,350
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,265,738	15,645
		52,482
Software - 2.2%
ANSYS, Inc. (a)	162,516	8,223
Autonomy Corp. PLC (a)	1,435,497	39,613
Microsoft Corp.	2,411,274	66,069
Oracle Corp.	149,700	4,578
		118,483
TOTAL INFORMATION TECHNOLOGY		987,126
MATERIALS - 0.9%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	109,656	9,730
Ecolab, Inc.	214,095	10,705
PPG Industries, Inc.	72,000	6,062
Praxair, Inc.	196,828	20,399
		46,896
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV (d)	852,180	12,178
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	212,100	11,142
TOTAL TELECOMMUNICATION SERVICES		23,320
UTILITIES - 1.5%
Electric Utilities - 0.6%
American Electric Power Co., Inc.	238,862	8,804
FirstEnergy Corp.	59,661	2,664
NextEra Energy, Inc.	105,653	5,837
PPL Corp.	518,753	14,473
		31,778
Gas Utilities - 0.2%
National Fuel Gas Co.	147,465	10,674
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.7%
National Grid PLC	3,284,100	$ 32,136
Veolia Environnement	221,789	4,993
		37,129
TOTAL UTILITIES		79,581
TOTAL COMMON STOCKS (Cost $5,236,131)		5,317,262
Preferred Stocks - 1.8%

Convertible Preferred Stocks - 0.6%
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.4%
Alere, Inc. 3.00% (a)	93,854	23,370
Health Care Providers & Services - 0.1%
Omnicare Capital Trust II Series B, 4.00%	79,200	3,684
TOTAL HEALTH CARE		27,054
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	120,200	6,408
TOTAL CONVERTIBLE PREFERRED STOCKS		33,462
Nonconvertible Preferred Stocks - 1.2%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE (Germany)	409,450	31,581
Volkswagen AG	155,275	31,112
		62,693
TOTAL PREFERRED STOCKS (Cost $90,094)		96,155
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Eastman Kodak Co. 7% 4/1/17	$ 8,400	$ 5,247
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.75% 12/15/25	5,450	7,000
TOTAL CONVERTIBLE BONDS (Cost $14,000)		12,247
Money Market Funds - 1.0%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	198	0*
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	55,264,124	55,264
TOTAL MONEY MARKET FUNDS (Cost $55,264)		55,264
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $5,395,489)		5,480,928
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(25,418)
NET ASSETS - 100%		$ 5,455,510
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,638,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 90
Fidelity Securities Lending Cash Central Fund	510
Total	$ 600
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 709,966	$ 709,966	$ -	$ -
Consumer Staples	646,094	612,294	33,800	-
Energy	625,331	552,723	72,608	-
Financials	961,642	951,068	10,574	-
Health Care	637,201	626,353	10,848	-
Industrials	689,852	689,852	-	-
Information Technology	987,126	976,776	10,350	-
Materials	46,896	46,896	-	-
Telecommunication Services	23,320	23,320	-	-
Utilities	85,989	42,452	43,537	-
Corporate Bonds	12,247	-	12,247	-
Money Market Funds	55,264	55,264	-	-
Total Investments in Securities:	$ 5,480,928	$ 5,286,964	$ 193,964	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 3,241
Total Realized Gain (Loss)	(544)
Total Unrealized Gain (Loss)	83
Cost of Purchases	-
Proceeds of Sales	(2,780)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.3%
United Kingdom	7.1%
France	1.9%
Germany	1.6%
Netherlands	1.4%
Canada	1.4%
Switzerland	1.2%
Ireland	1.1%
Taiwan	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $4,828,805,000 of which $1,660,464,000 and $3,168,341,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $52,792) - See accompanying schedule: Unaffiliated issuers (cost $5,340,225)	$ 5,425,664
Fidelity Central Funds (cost $55,264)	55,264
Total Investments (cost $5,395,489)		$ 5,480,928
Cash		39
Foreign currency held at value (cost $68)		68
Receivable for investments sold		110,966
Receivable for fund shares sold		1,026
Dividends receivable		9,120
Interest receivable		220
Distributions receivable from Fidelity Central Funds		24
Other receivables		940
Total assets		5,603,331

Liabilities
Payable for investments purchased Regular delivery	$ 59,009
Delayed delivery	6,592
Payable for fund shares redeemed	8,758
Accrued management fee	2,205
Notes payable to affiliates	14,172
Other affiliated payables	1,110
Other payables and accrued expenses	711
Collateral on securities loaned, at value	55,264
Total liabilities		147,821

Net Assets		$ 5,455,510
Net Assets consist of:
Paid in capital		$ 10,228,736
Undistributed net investment income		3,860
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,862,649)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,563
Net Assets		$ 5,455,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Growth & Income: Net Asset Value, offering price and redemption price per share ($5,052,058 ÷ 271,868 shares)	$ 18.58

Class K: Net Asset Value, offering price and redemption price per share ($403,452 ÷ 21,725 shares)	$ 18.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 107,127
Interest		314
Income from Fidelity Central Funds		600
Total income		108,041

Expenses
Management fee	$ 27,506
Transfer agent fees	12,978
Accounting and security lending fees	1,127
Custodian fees and expenses	231
Independent trustees' compensation	36
Appreciation in deferred trustee compensation account	1
Registration fees	52
Audit	119
Legal	52
Interest	17
Miscellaneous	69
Total expenses before reductions	42,188
Expense reductions	(765)	41,423
Net investment income (loss)		66,618
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,540
Foreign currency transactions	(334)
Futures contracts	415
Total net realized gain (loss)		1,411,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(422,884)
Assets and liabilities in foreign currencies	117
Total change in net unrealized appreciation (depreciation)		(422,767)
Net gain (loss)		988,854
Net increase (decrease) in net assets resulting from operations		$ 1,055,472

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,618	$ 40,566
Net realized gain (loss)	1,411,621	534,831
Change in net unrealized appreciation (depreciation)	(422,767)	81,662
Net increase (decrease) in net assets resulting from operations	1,055,472	657,059
Distributions to shareholders from net investment income	(61,849)	(38,583)
Distributions to shareholders from net realized gain	-	(3,482)
Total distributions	(61,849)	(42,065)
Share transactions - net increase (decrease)	(1,247,529)	(1,247,688)
Total increase (decrease) in net assets	(253,906)	(632,694)

Net Assets
Beginning of period	5,709,416	6,342,110
End of period (including undistributed net investment income of $3,860 and undistributed net investment income of $1,085, respectively)	$ 5,455,510	$ 5,709,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.75	$ 14.38	$ 21.88	$ 31.92	$ 34.16
Income from Investment Operations
Net investment income (loss) B	.20	.10	.15	.35	.27
Net realized and unrealized gain (loss)	2.82	1.37	(7.43)	(6.25)	3.84
Total from investment operations	3.02	1.47	(7.28)	(5.90)	4.11
Distributions from net investment income	(.19)	(.10)	(.19)	(.33)	(.27)
Distributions from net realized gain	-	(.01)	(.03)	(3.81)	(6.08)
Total distributions	(.19)	(.10) F	(.22)	(4.14)	(6.35)
Net asset value, end of period	$ 18.58	$ 15.75	$ 14.38	$ 21.88	$ 31.92
Total Return A	19.16%	10.25%	(33.32)%	(20.91)%	14.28%
Ratios to Average Net Assets C, E
Expenses before reductions	.72%	.75%	.78%	.68%	.68%
Expenses net of fee waivers, if any	.72%	.75%	.78%	.68%	.68%
Expenses net of all reductions	.71%	.74%	.78%	.67%	.67%
Net investment income (loss)	1.09%	.63%	1.07%	1.29%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 5,052	$ 5,417	$ 5,993	$ 12,552	$ 22,693
Portfolio turnover rate D	129%	98%	122%	52%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.23	.13	.16	.09
Net realized and unrealized gain (loss)	2.82	1.37	(7.40)	(3.45)
Total from investment operations	3.05	1.50	(7.24)	(3.36)
Distributions from net investment income	(.22)	(.13)	(.23)	(.10)
Distributions from net realized gain	-	(.01)	(.03)	-
Total distributions	(.22)	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Total Return B, C	19.40%	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.54%	.56%	.55% A
Expenses net of all reductions	.53%	.53%	.55%	.55% A
Net investment income (loss)	1.27%	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,452	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	129%	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships,

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 397,150
Gross unrealized depreciation	(345,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,625

Tax Cost	$ 5,429,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,586
Capital loss carryforward	$ (4,828,805)
Net unrealized appreciation (depreciation)	$ 51,750

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 61,849	$ 42,065

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $415 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,628,344 and $8,873,741, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth and Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 12,686.23
Class K	292.05
	$ 12,978

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $234 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,476.35%		$ 17

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $510. During the period, there were no securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,766. The weighted average interest rate was .59%. The interest expense amounted to four hundred twenty-nine dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $765 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by one hundred sixty-eight dollars.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Growth & Income	$ 54,597	$ 36,263
Class K	7,252	2,320
Total	$ 61,849	$ 38,583
From net realized gain
Growth & Income	$ -	$ 3,285
Class K	-	197
Total	$ -	$ 3,482

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Growth & Income
Shares sold	10,892	18,939	$ 196,623	$ 300,805
Conversion to Class K	-	(593)	-	(8,751)
Reinvestment of distributions	2,827	2,436	52,490	38,201
Shares redeemed	(85,823)	(93,499)	(1,509,810)	(1,487,904)
Net increase (decrease)	(72,104)	(72,717)	$ (1,260,697)	$ (1,157,649)
Class K
Shares sold	26,831	8,408	$ 447,073	$ 133,367
Conversion from Growth & Income	-	593	-	8,751
Reinvestment of distributions	390	161	7,252	2,517
Shares redeemed	(24,047)	(14,911)	(441,157)	(234,674)
Net increase (decrease)	3,174	(5,749)	$ 13,168	$ (90,039)

A Conversion transactions for Class K and Growth & Income are presented for the period August 1, 2009 through August 31, 2009.

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) 1-800-544-8544

Automated line for quickest service

GAI-UANN-0911
1.874515.103

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.fidelity.advisor.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	19.40%	-4.44%	-1.62%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity® Growth & Income Portfolio on February 1, 2011: For the year, the fund's Class K shares gained 19.40%, modestly trailing the S&P 500. Security selection in retailing, energy and capital goods hurt, as did a modest cash position. Despite good stock picking overall in technology, overweight stakes in networking gear maker Cisco Systems and computer and peripherals maker Hewlett-Packard were the largest individual detractors. Cisco cut its earnings estimates during the second half of the period, and the stock suffered. HP's shares struggled due in part to the August 2010 resignation of its CEO. An average underweighting in tobacco firm Philip Morris International also detracted. I sold the stock before period end because I favored British American Tobacco, an out-of-index holding and the top relative contributor. Stock picking in consumer staples - where I increased exposure - financials and tech added value overall. In financials, the fund got a boost from a sizable stake in Citigroup early in the period, while an overweight in tech giant Apple also helped. In terms of market selection, overweighting banks and industrials was a drag on performance, while industry positioning in consumer staples was beneficial. The fund's foreign holdings also provided a boost, aided by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Growth & Income	.71%
Actual		$ 1,000.00	$ 996.30	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56
Class K	.54%
Actual		$ 1,000.00	$ 997.20	$ 2.67
HypotheticalA		$ 1,000.00	$ 1,022.12	$ 2.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.9	2.5
Chevron Corp.	3.8	0.0
Exxon Mobil Corp.	3.6	5.0
Apple, Inc.	3.6	3.9
JPMorgan Chase & Co.	3.3	2.8
PepsiCo, Inc.	2.1	0.3
Target Corp.	1.9	1.2
Merck & Co., Inc.	1.8	1.1
Google, Inc. Class A	1.7	1.8
The Coca-Cola Co.	1.6	2.2
	27.3
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.1	19.1
Financials	17.6	19.2
Consumer Discretionary	13.2	9.6
Industrials	12.6	15.5
Consumer Staples	11.8	7.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 98.2%
	Convertible Securities 0.8%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	18.7%	** Foreign investments	11.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	112,994	$ 11,336
Distributors - 0.5%
Li & Fung Ltd.	11,452,000	19,043
Pool Corp.	190,179	5,087
		24,130
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc.	118,991	9,185
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp. unit	158,205	5,268
McDonald's Corp.	966,981	83,625
Yum! Brands, Inc.	712,138	37,615
		126,508
Household Durables - 1.3%
D.R. Horton, Inc.	1,573,071	18,688
KB Home (d)	682,300	5,793
Ryland Group, Inc.	1,480,000	21,800
Toll Brothers, Inc. (a)	979,552	19,552
Tupperware Brands Corp.	97,691	6,105
		71,938
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	277,379	10,973
Media - 2.9%
Comcast Corp. Class A	2,365,300	56,815
Kabel Deutschland Holding AG (a)	158,200	8,925
Regal Entertainment Group Class A (d)	343,264	4,390
Time Warner, Inc.	1,895,017	66,629
Viacom, Inc. Class B (non-vtg.)	407,691	19,740
		156,499
Multiline Retail - 2.1%
PPR SA (d)	60,368	11,189
Target Corp.	2,030,609	104,556
		115,745
Specialty Retail - 2.1%
Esprit Holdings Ltd.	2,168,000	6,314
Limited Brands, Inc.	157,100	5,948
Lowe's Companies, Inc.	3,502,483	75,584
Staples, Inc.	1,806,528	29,013
		116,859
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	35,100	$ 4,100
TOTAL CONSUMER DISCRETIONARY		647,273
CONSUMER STAPLES - 11.8%
Beverages - 4.8%
Diageo PLC	1,661,519	33,800
Dr Pepper Snapple Group, Inc.	757,584	28,606
PepsiCo, Inc.	1,789,103	114,574
The Coca-Cola Co.	1,275,569	86,751
		263,731
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	571,204	20,763
Sysco Corp.	260,812	7,978
Walgreen Co.	808,500	31,564
		60,305
Food Products - 0.8%
Danone	618,677	44,270
Tate & Lyle PLC	149,065	1,491
		45,761
Household Products - 3.0%
Colgate-Palmolive Co.	420,356	35,470
Energizer Holdings, Inc. (a)	38,400	3,097
Kimberly-Clark Corp.	725,186	47,398
Procter & Gamble Co.	1,285,267	79,031
		164,996
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	820,532	75,013
Lorillard, Inc.	341,630	36,288
		111,301
TOTAL CONSUMER STAPLES		646,094
ENERGY - 11.5%
Energy Equipment & Services - 1.0%
Exterran Partners LP	763,120	18,086
Saipem SpA	133,169	6,961
Transocean Ltd. (United States)	464,694	28,607
		53,654
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 10.5%
ARC Resources Ltd. (d)	300,400	$ 7,832
Atlas Pipeline Partners, LP	128,400	4,393
Bonavista Energy Corp. (a)(e)(f)	220,600	6,638
Chevron Corp.	1,986,091	206,593
Daylight Energy Ltd. (d)	2,154,000	20,652
EXCO Resources, Inc.	253,100	4,027
Exxon Mobil Corp.	2,435,576	194,335
Inergy LP	34,600	1,094
Legacy Reserves LP	92,830	2,581
Penn West Petroleum Ltd.	266,500	5,936
PetroBakken Energy Ltd. Class A (d)	235,900	3,472
QEP Resources, Inc.	142,200	6,233
Royal Dutch Shell PLC Class A (United Kingdom)	1,800,836	65,970
Suncor Energy, Inc.	715,400	27,421
Williams Companies, Inc.	457,429	14,500
		571,677
TOTAL ENERGY		625,331
FINANCIALS - 17.6%
Capital Markets - 2.7%
AllianceBernstein Holding LP	143,060	2,432
Apollo Global Management LLC Class A	558,717	9,671
Ashmore Group PLC	5,150,313	34,098
Bank of New York Mellon Corp.	176,687	4,437
BlackRock, Inc. Class A	29,100	5,193
Charles Schwab Corp.	398,573	5,951
Goldman Sachs Group, Inc.	75,359	10,171
ICAP PLC	491,900	3,616
KKR & Co. LP	1,033,060	15,134
Morgan Stanley	567,796	12,633
Northern Trust Corp.	505,971	22,721
State Street Corp.	152,500	6,324
The Blackstone Group LP	921,977	15,314
		147,695
Commercial Banks - 7.9%
Banco Daycoval SA (PN)	170,600	1,009
BB&T Corp.	2,179,355	55,966
DBS Group Holdings Ltd.	515,164	6,644
FirstMerit Corp.	107,716	1,574
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Regions Financial Corp.	3,719,724	$ 22,653
Standard Chartered PLC (United Kingdom)	898,053	22,969
SunTrust Banks, Inc.	624,209	15,287
U.S. Bancorp	2,902,500	75,639
Wells Fargo & Co.	7,569,401	211,484
Zions Bancorporation	736,454	16,128
		429,353
Diversified Financial Services - 4.8%
Bank of America Corp.	1,120,753	10,883
Citigroup, Inc.	774,850	29,708
JPMorgan Chase & Co.	4,487,774	181,530
KKR Financial Holdings LLC	4,161,687	39,494
		261,615
Insurance - 0.7%
Everest Re Group Ltd.	136,311	11,194
Fidelity National Financial, Inc. Class A	247,700	4,038
Genworth Financial, Inc. Class A (a)	1,177,857	9,800
MetLife, Inc. unit (a)	135,300	10,574
		35,606
Real Estate Investment Trusts - 1.4%
American Capital Agency Corp.	192,700	5,380
CBL & Associates Properties, Inc.	815,696	14,487
Public Storage	208,966	24,999
Ventas, Inc.	343,500	18,594
Weyerhaeuser Co.	784,900	15,690
		79,150
Thrifts & Mortgage Finance - 0.1%
First Niagara Financial Group, Inc.	524,662	6,427
MGIC Investment Corp. (a)	16,978	68
Radian Group, Inc.	545,030	1,728
		8,223
TOTAL FINANCIALS		961,642
HEALTH CARE - 11.2%
Biotechnology - 1.4%
Amgen, Inc.	1,158,204	63,354
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
ARIAD Pharmaceuticals, Inc. (a)	419,781	$ 4,991
SIGA Technologies, Inc. (a)(d)	1,094,553	8,330
		76,675
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	284,400	8,387
Meridian Bioscience, Inc.	289,522	6,254
Steris Corp.	15,900	556
		15,197
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	529,300	11,322
McKesson Corp.	648,754	52,627
Medco Health Solutions, Inc. (a)	584,375	36,746
		100,695
Life Sciences Tools & Services - 0.5%
Lonza Group AG	131,026	11,186
QIAGEN NV (a)	946,200	16,029
		27,215
Pharmaceuticals - 7.2%
Abbott Laboratories	647,127	33,211
Cardiome Pharma Corp. (a)	593,100	2,949
GlaxoSmithKline PLC sponsored ADR	1,559,969	69,294
Johnson & Johnson	1,123,808	72,812
Merck & Co., Inc.	2,934,546	100,156
Pfizer, Inc.	3,963,400	76,256
Roche Holding AG (participation certificate)	138,182	24,839
Sanofi-Aventis	139,612	10,848
		390,365
TOTAL HEALTH CARE		610,147
INDUSTRIALS - 12.6%
Aerospace & Defense - 4.1%
Embraer SA sponsored ADR	411,300	12,142
Goodrich Corp.	118,300	11,255
Honeywell International, Inc.	967,080	51,352
Rockwell Collins, Inc.	694,200	38,243
The Boeing Co.	696,700	49,096
United Technologies Corp.	782,000	64,781
		226,869
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	7,126	$ 515
United Parcel Service, Inc. Class B	108,200	7,490
		8,005
Building Products - 1.0%
Lennox International, Inc.	297,066	10,986
Owens Corning (a)	861,000	30,634
Quanex Building Products Corp.	781,178	12,241
		53,861
Commercial Services & Supplies - 0.5%
Aggreko PLC	68,150	2,163
Covanta Holding Corp.	162,000	2,799
Healthcare Services Group, Inc.	385,500	6,048
Republic Services, Inc.	438,639	12,734
Waste Management, Inc.	188,668	5,941
		29,685
Electrical Equipment - 0.8%
Emerson Electric Co.	704,325	34,575
Prysmian SpA	428,300	7,945
		42,520
Industrial Conglomerates - 3.0%
Danaher Corp.	857,400	42,107
General Electric Co.	3,826,681	68,536
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	2,069,680	51,266
		161,909
Machinery - 1.8%
Charter International PLC	1,954,800	25,672
Douglas Dynamics, Inc.	355,300	5,397
Graco, Inc.	70,500	3,097
Ingersoll-Rand Co. Ltd.	1,655,764	61,959
		96,125
Professional Services - 0.9%
Bureau Veritas SA	371,766	30,394
IHS, Inc. Class A (a)	63,548	4,683
Michael Page International PLC	1,677,857	13,813
		48,890
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A	137,700	3,364
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Beacon Roofing Supply, Inc. (a)	315,600	$ 6,748
Watsco, Inc.	200,673	11,876
		21,988
TOTAL INDUSTRIALS		689,852
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 2.5%
Cisco Systems, Inc.	4,422,170	70,622
HTC Corp.	76,950	2,286
Juniper Networks, Inc. (a)	963,404	22,534
QUALCOMM, Inc.	781,410	42,806
		138,248
Computers & Peripherals - 5.4%
Apple, Inc. (a)	495,700	193,561
EMC Corp. (a)	1,711,600	44,639
Hewlett-Packard Co.	1,619,295	56,934
		295,134
Electronic Equipment & Components - 0.8%
Coretronic Corp.	8,956,000	10,544
Corning, Inc.	1,687,700	26,851
Everlight Electronics Co. Ltd.	3,402,000	7,303
		44,698
Internet Software & Services - 1.9%
eBay, Inc. (a)	265,540	8,696
Google, Inc. Class A (a)	157,593	95,137
		103,833
IT Services - 4.2%
Fidelity National Information Services, Inc.	552,855	16,597
International Business Machines Corp.	290,500	52,827
MasterCard, Inc. Class A	223,154	67,671
Paychex, Inc.	1,545,278	43,623
Visa, Inc. Class A	590,363	50,500
		231,218
Office Electronics - 0.1%
Xerox Corp.	324,780	3,030
Semiconductors & Semiconductor Equipment - 1.0%
KLA-Tencor Corp.	285,055	11,351
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	3,070,201	15,136
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	4,171,000	$ 10,350
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,265,738	15,645
		52,482
Software - 2.2%
ANSYS, Inc. (a)	162,516	8,223
Autonomy Corp. PLC (a)	1,435,497	39,613
Microsoft Corp.	2,411,274	66,069
Oracle Corp.	149,700	4,578
		118,483
TOTAL INFORMATION TECHNOLOGY		987,126
MATERIALS - 0.9%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	109,656	9,730
Ecolab, Inc.	214,095	10,705
PPG Industries, Inc.	72,000	6,062
Praxair, Inc.	196,828	20,399
		46,896
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV (d)	852,180	12,178
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	212,100	11,142
TOTAL TELECOMMUNICATION SERVICES		23,320
UTILITIES - 1.5%
Electric Utilities - 0.6%
American Electric Power Co., Inc.	238,862	8,804
FirstEnergy Corp.	59,661	2,664
NextEra Energy, Inc.	105,653	5,837
PPL Corp.	518,753	14,473
		31,778
Gas Utilities - 0.2%
National Fuel Gas Co.	147,465	10,674
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.7%
National Grid PLC	3,284,100	$ 32,136
Veolia Environnement	221,789	4,993
		37,129
TOTAL UTILITIES		79,581
TOTAL COMMON STOCKS (Cost $5,236,131)		5,317,262
Preferred Stocks - 1.8%

Convertible Preferred Stocks - 0.6%
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.4%
Alere, Inc. 3.00% (a)	93,854	23,370
Health Care Providers & Services - 0.1%
Omnicare Capital Trust II Series B, 4.00%	79,200	3,684
TOTAL HEALTH CARE		27,054
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	120,200	6,408
TOTAL CONVERTIBLE PREFERRED STOCKS		33,462
Nonconvertible Preferred Stocks - 1.2%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE (Germany)	409,450	31,581
Volkswagen AG	155,275	31,112
		62,693
TOTAL PREFERRED STOCKS (Cost $90,094)		96,155
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
Eastman Kodak Co. 7% 4/1/17	$ 8,400	$ 5,247
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.75% 12/15/25	5,450	7,000
TOTAL CONVERTIBLE BONDS (Cost $14,000)		12,247
Money Market Funds - 1.0%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	198	0*
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	55,264,124	55,264
TOTAL MONEY MARKET FUNDS (Cost $55,264)		55,264
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $5,395,489)		5,480,928
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(25,418)
NET ASSETS - 100%		$ 5,455,510
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,638,000 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 90
Fidelity Securities Lending Cash Central Fund	510
Total	$ 600
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 709,966	$ 709,966	$ -	$ -
Consumer Staples	646,094	612,294	33,800	-
Energy	625,331	552,723	72,608	-
Financials	961,642	951,068	10,574	-
Health Care	637,201	626,353	10,848	-
Industrials	689,852	689,852	-	-
Information Technology	987,126	976,776	10,350	-
Materials	46,896	46,896	-	-
Telecommunication Services	23,320	23,320	-	-
Utilities	85,989	42,452	43,537	-
Corporate Bonds	12,247	-	12,247	-
Money Market Funds	55,264	55,264	-	-
Total Investments in Securities:	$ 5,480,928	$ 5,286,964	$ 193,964	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 3,241
Total Realized Gain (Loss)	(544)
Total Unrealized Gain (Loss)	83
Cost of Purchases	-
Proceeds of Sales	(2,780)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.3%
United Kingdom	7.1%
France	1.9%
Germany	1.6%
Netherlands	1.4%
Canada	1.4%
Switzerland	1.2%
Ireland	1.1%
Taiwan	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $4,828,805,000 of which $1,660,464,000 and $3,168,341,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $52,792) - See accompanying schedule: Unaffiliated issuers (cost $5,340,225)	$ 5,425,664
Fidelity Central Funds (cost $55,264)	55,264
Total Investments (cost $5,395,489)		$ 5,480,928
Cash		39
Foreign currency held at value (cost $68)		68
Receivable for investments sold		110,966
Receivable for fund shares sold		1,026
Dividends receivable		9,120
Interest receivable		220
Distributions receivable from Fidelity Central Funds		24
Other receivables		940
Total assets		5,603,331

Liabilities
Payable for investments purchased Regular delivery	$ 59,009
Delayed delivery	6,592
Payable for fund shares redeemed	8,758
Accrued management fee	2,205
Notes payable to affiliates	14,172
Other affiliated payables	1,110
Other payables and accrued expenses	711
Collateral on securities loaned, at value	55,264
Total liabilities		147,821

Net Assets		$ 5,455,510
Net Assets consist of:
Paid in capital		$ 10,228,736
Undistributed net investment income		3,860
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,862,649)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,563
Net Assets		$ 5,455,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Growth & Income: Net Asset Value, offering price and redemption price per share ($5,052,058 ÷ 271,868 shares)	$ 18.58

Class K: Net Asset Value, offering price and redemption price per share ($403,452 ÷ 21,725 shares)	$ 18.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends		$ 107,127
Interest		314
Income from Fidelity Central Funds		600
Total income		108,041

Expenses
Management fee	$ 27,506
Transfer agent fees	12,978
Accounting and security lending fees	1,127
Custodian fees and expenses	231
Independent trustees' compensation	36
Appreciation in deferred trustee compensation account	1
Registration fees	52
Audit	119
Legal	52
Interest	17
Miscellaneous	69
Total expenses before reductions	42,188
Expense reductions	(765)	41,423
Net investment income (loss)		66,618
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,411,540
Foreign currency transactions	(334)
Futures contracts	415
Total net realized gain (loss)		1,411,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(422,884)
Assets and liabilities in foreign currencies	117
Total change in net unrealized appreciation (depreciation)		(422,767)
Net gain (loss)		988,854
Net increase (decrease) in net assets resulting from operations		$ 1,055,472

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,618	$ 40,566
Net realized gain (loss)	1,411,621	534,831
Change in net unrealized appreciation (depreciation)	(422,767)	81,662
Net increase (decrease) in net assets resulting from operations	1,055,472	657,059
Distributions to shareholders from net investment income	(61,849)	(38,583)
Distributions to shareholders from net realized gain	-	(3,482)
Total distributions	(61,849)	(42,065)
Share transactions - net increase (decrease)	(1,247,529)	(1,247,688)
Total increase (decrease) in net assets	(253,906)	(632,694)

Net Assets
Beginning of period	5,709,416	6,342,110
End of period (including undistributed net investment income of $3,860 and undistributed net investment income of $1,085, respectively)	$ 5,455,510	$ 5,709,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.75	$ 14.38	$ 21.88	$ 31.92	$ 34.16
Income from Investment Operations
Net investment income (loss) B	.20	.10	.15	.35	.27
Net realized and unrealized gain (loss)	2.82	1.37	(7.43)	(6.25)	3.84
Total from investment operations	3.02	1.47	(7.28)	(5.90)	4.11
Distributions from net investment income	(.19)	(.10)	(.19)	(.33)	(.27)
Distributions from net realized gain	-	(.01)	(.03)	(3.81)	(6.08)
Total distributions	(.19)	(.10) F	(.22)	(4.14)	(6.35)
Net asset value, end of period	$ 18.58	$ 15.75	$ 14.38	$ 21.88	$ 31.92
Total Return A	19.16%	10.25%	(33.32)%	(20.91)%	14.28%
Ratios to Average Net Assets C, E
Expenses before reductions	.72%	.75%	.78%	.68%	.68%
Expenses net of fee waivers, if any	.72%	.75%	.78%	.68%	.68%
Expenses net of all reductions	.71%	.74%	.78%	.67%	.67%
Net investment income (loss)	1.09%	.63%	1.07%	1.29%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 5,052	$ 5,417	$ 5,993	$ 12,552	$ 22,693
Portfolio turnover rate D	129%	98%	122%	52%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.74	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.23	.13	.16	.09
Net realized and unrealized gain (loss)	2.82	1.37	(7.40)	(3.45)
Total from investment operations	3.05	1.50	(7.24)	(3.36)
Distributions from net investment income	(.22)	(.13)	(.23)	(.10)
Distributions from net realized gain	-	(.01)	(.03)	-
Total distributions	(.22)	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 18.57	$ 15.74	$ 14.38	$ 21.88
Total Return B, C	19.40%	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.54%	.56%	.55% A
Expenses net of all reductions	.53%	.53%	.55%	.55% A
Net investment income (loss)	1.27%	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403,452	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	129%	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships,

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 397,150
Gross unrealized depreciation	(345,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,625

Tax Cost	$ 5,429,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,586
Capital loss carryforward	$ (4,828,805)
Net unrealized appreciation (depreciation)	$ 51,750

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 61,849	$ 42,065

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $415 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,628,344 and $8,873,741, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth and Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 12,686.23
Class K	292.05
	$ 12,978

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $234 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,476.35%		$ 17

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $510. During the period, there were no securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,766. The weighted average interest rate was .59%. The interest expense amounted to four hundred twenty-nine dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $765 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by one hundred sixty-eight dollars.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Growth & Income	$ 54,597	$ 36,263
Class K	7,252	2,320
Total	$ 61,849	$ 38,583
From net realized gain
Growth & Income	$ -	$ 3,285
Class K	-	197
Total	$ -	$ 3,482

Annual Report

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Growth & Income
Shares sold	10,892	18,939	$ 196,623	$ 300,805
Conversion to Class K	-	(593)	-	(8,751)
Reinvestment of distributions	2,827	2,436	52,490	38,201
Shares redeemed	(85,823)	(93,499)	(1,509,810)	(1,487,904)
Net increase (decrease)	(72,104)	(72,717)	$ (1,260,697)	$ (1,157,649)
Class K
Shares sold	26,831	8,408	$ 447,073	$ 133,367
Conversion from Growth & Income	-	593	-	8,751
Reinvestment of distributions	390	161	7,252	2,517
Shares redeemed	(24,047)	(14,911)	(441,157)	(234,674)
Net increase (decrease)	3,174	(5,749)	$ 13,168	$ (90,039)

A Conversion transactions for Class K and Growth & Income are presented for the period August 1, 2009 through August 31, 2009.

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Northern Trust Company

Chicago, IL

GAI-K-UANN-0911
1.863229.102

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Real Estate Fund	17.15%	-2.58%	4.60%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Real Estate Fund, a class of the fund, on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The year ending July 31, 2011, saw tremendous variability in the performance of international real estate securities. Between August 2010 and March 2011, international real estate stocks performed well, led by higher-risk property types. This situation changed abruptly in March with the Japanese earthquake and tsunami and the country's subsequent nuclear disaster. Questions about the impact of these events on global economic growth, along with rising inflation expectations in China and debt crises in Europe and the United States, led investors to favor lower-risk property types over more-speculative opportunities. In this environment, the FTSE® EPRASM/NAREIT® Developed ex North America Index - a proxy for international real estate stocks - returned 20.15%, although more than half of those gains came from a weaker U.S. dollar. In comparison, the U.S. real estate investment trust (REIT) market, as measured by the Dow Jones U.S. Select Real Estate Securities IndexSM, gained 25.23% during the same time span. The MSCI® EAFE® (Europe, Australasia, Far East) Index, which measures the performance of foreign developed-markets equities, rose 17.30%, compared with a return of 19.65% for the U.S. equity benchmark S&P 500® Index.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity® International Real Estate Fund: For the year, the fund's Retail Class shares returned 17.15%, lagging the FTSE® EPRASM/NAREIT® index. Stock picking in Singapore and Hong Kong hurt results, as did poor security selection in the U.K., lacking any exposure to strong-performing Swiss property stocks and a disappointing out-of-benchmark pick in Poland. In contrast, the fund benefited from various non-state-owned Chinese property companies with shares listed in Grand Cayman. Our German holdings also contributed meaningfully. The biggest individual detractor was Westfield Group. This Australia-based global mall developer and operator was hurt by the strength of the Australian dollar. In December 2010, Westfield spun off its Australian retail properties into a new company, a passive investment vehicle called Westfield Retail Trust. I underweighted - and ultimately sold - this latter stock, which proved to be a wise move given its decline. Other detractors of note were Singapore property developers Wing Tai Holdings and CapitaLand, and Hong Kong-based Kerry Properties and New World Development. On the plus side, the fund got a boost from significantly underweighting China Overseas Land & Investment and not owning lagging index constituents Sino Land and Shimao Property Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.42%
Actual		$ 1,000.00	$ 992.50	$ 7.02
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.10
Class T	1.69%
Actual		$ 1,000.00	$ 992.40	$ 8.35
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.17%
Actual		$ 1,000.00	$ 989.10	$ 10.70
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.18%
Actual		$ 1,000.00	$ 990.10	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,013.98	$ 10.89
International Real Estate	1.17%
Actual		$ 1,000.00	$ 994.70	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Institutional Class	1.17%
Actual		$ 1,000.00	$ 994.60	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsui Fudosan Co. Ltd.	6.3	6.7
Sun Hung Kai Properties Ltd.	6.0	8.1
Westfield Group unit	5.9	5.5
Unibail-Rodamco	5.6	4.3
Sumitomo Realty & Development Co. Ltd.	3.9	3.3
Hang Lung Properties Ltd.	3.6	2.8
Hongkong Land Holdings Ltd.	3.6	1.9
Land Securities Group PLC	2.7	2.0
Kerry Properties Ltd.	2.5	2.6
The GPT Group unit	2.5	2.0
	42.6
Top Five Countries as of July 31, 2011
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	21.4	21.8
Japan	18.6	19.4
Australia	13.0	15.5
United Kingdom	10.3	11.9
Singapore	8.8	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	21.2	21.5
REITs - Office Buildings	5.9	5.8
REITs - Industrial Buildings	3.5	2.3
REITs - Shopping Centers	2.3	7.3
REITs - Health Care Facilities	0.5	0.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011**
	Stocks 97.5%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	97.5%	** Foreign investments	98.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 13.0%
Abacus Property Group unit	1,789,587	$ 4,109,211
Charter Hall Group unit	833,740	1,914,416
FKP Property Group unit	6,666,469	4,650,814
Goodman Group unit	6,501,169	4,856,906
The GPT Group unit	2,516,398	8,321,568
Westfield Group unit	2,287,195	20,002,101
TOTAL AUSTRALIA		43,855,016
Bailiwick of Jersey - 0.9%
Atrium European Real Estate Ltd.	462,622	2,965,974
Belgium - 0.5%
Warehouses de Pauw	28,835	1,574,400
Bermuda - 2.0%
Asia Standard International Group	2,218,000	546,404
Csi Properties Ltd.	37,900,000	1,312,967
Great Eagle Holdings Ltd.	1,485,088	4,897,067
TOTAL BERMUDA		6,756,438
Brazil - 1.8%
Aliansce Shopping Centers SA	107,500	931,408
BR Malls Participacoes SA	71,900	837,103
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	129,100	1,690,318
Even Construtora e Incorporadora SA	144,500	707,036
Iguatemi Empresa de Shopping Centers SA	52,800	1,153,894
Tecnisa SA	94,500	723,736
TOTAL BRAZIL		6,043,495
Cayman Islands - 1.6%
Glorious Property Holdings Ltd. (a)	5,474,000	1,685,648
SOHO China Ltd.	3,420,500	3,102,843
SPG Land (Holdings) Ltd.	1,876,000	649,901
TOTAL CAYMAN ISLANDS		5,438,392
Chile - 0.3%
Parque Arauco SA	512,608	1,064,432
France - 7.9%
Altarea	22,697	4,434,605
Societe de la Tour Eiffel	22,995	1,981,761
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	27,600	$ 1,514,503
Unibail-Rodamco	83,907	18,735,300
TOTAL FRANCE		26,666,169
Germany - 2.6%
alstria office REIT-AG	310,465	4,523,369
GSW Immobilien AG	73,550	2,583,884
Hamborner (REIT) AG	67,347	688,017
IVG Immobilien AG (a)	170,100	1,172,182
TOTAL GERMANY		8,967,452
Hong Kong - 21.4%
China Overseas Land & Investment Ltd.	3,418,000	7,674,690
China State Construction International Holdings Ltd.	3,230,539	3,237,254
Hang Lung Properties Ltd.	3,292,000	12,164,746
Hongkong Land Holdings Ltd.	1,798,000	12,082,560
Kerry Properties Ltd.	1,771,000	8,589,366
Magnificent Estates Ltd.	13,844,000	586,174
New World Development Co. Ltd.	3,302,725	4,864,801
Shangri-La Asia Ltd.	658,000	1,696,964
Soundwill Holdings Ltd.	662,000	995,489
Sun Hung Kai Properties Ltd.	1,329,000	20,223,691
TOTAL HONG KONG		72,115,735
Italy - 2.4%
Beni Stabili SpA SIIQ	3,753,700	3,349,366
Immobiliare Grande Distribuzione SpA	2,119,605	4,315,551
Pirelli & C. Real Estate SpA (a)	1,176,200	642,716
TOTAL ITALY		8,307,633
Japan - 18.6%
Goldcrest Co. Ltd.	57,920	1,361,363
Hulic Co. Ltd.	524,000	5,582,797
Japan Retail Fund Investment Corp.	2,294	3,585,632
Kenedix, Inc. (a)(d)	41,527	8,120,332
Mitsubishi Estate Co. Ltd.	79,000	1,420,594
Mitsui Fudosan Co. Ltd.	1,112,000	21,224,293
Nomura Real Estate Holdings, Inc.	198,500	3,649,419
Sumitomo Realty & Development Co. Ltd.	529,000	13,100,422
Tokyo Tatemono Co. Ltd.	959,000	3,924,966
Tosei Corp. (d)	2,140	653,136
TOTAL JAPAN		62,622,954
Common Stocks - continued
	Shares	Value
Netherlands - 1.3%
Corio NV	73,000	$ 4,464,645
Poland - 0.6%
Globe Trade Centre SA (a)	354,000	2,099,267
Russia - 0.5%
LSR Group OJSC GDR (Reg. S)	216,700	1,636,085
Singapore - 8.8%
CapitaLand Ltd.	3,044,900	7,333,148
Global Logistic Properties Ltd.	4,420,000	7,414,691
Mapletree Industrial (REIT)	4,443,000	4,519,931
Parkway Life REIT	1,065,000	1,645,061
Wing Tai Holdings Ltd.	5,302,000	6,516,597
Yanlord Land Group Ltd.	2,080,000	2,150,563
TOTAL SINGAPORE		29,579,991
Spain - 0.2%
Inmobiliaria Colonial SA (a)(d)	96,025	651,235
Sweden - 2.8%
Castellum AB (d)	246,000	3,569,666
Kungsleden AB	196,589	1,812,211
Wihlborgs Fastigheter AB	283,700	3,990,472
TOTAL SWEDEN		9,372,349
United Kingdom - 10.3%
Big Yellow Group PLC	1,174,700	5,532,544
British Land Co. PLC	799,789	7,680,662
Great Portland Estates PLC	331,554	2,265,289
Helical Bar PLC	905,300	3,633,614
Land Securities Group PLC	648,938	9,108,286
Quintain Estates & Development PLC (a)	2,148,600	2,081,014
Safestore Holdings PLC	621,100	1,233,713
St. Modwen Properties PLC	1,122,000	3,188,286
TOTAL UNITED KINGDOM		34,723,408
TOTAL COMMON STOCKS (Cost $356,163,164)		328,905,070
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	3,455,115	$ 3,455,115
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,246,812	2,246,812
TOTAL MONEY MARKET FUNDS (Cost $5,701,927)		5,701,927
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $361,865,091)		334,606,997
NET OTHER ASSETS (LIABILITIES) - 0.8%		2,544,171
NET ASSETS - 100%		$ 337,151,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,442
Fidelity Securities Lending Cash Central Fund	168,341
Total	$ 173,783
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $289,916,707 of which $153,317,175 and $136,599,532 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $2,134,155) - See accompanying schedule: Unaffiliated issuers (cost $356,163,164)	$ 328,905,070
Fidelity Central Funds (cost $5,701,927)	5,701,927
Total Investments (cost $361,865,091)		$ 334,606,997
Foreign currency held at value (cost $234,321)		235,566
Receivable for investments sold		7,589,065
Receivable for fund shares sold		237,833
Dividends receivable		860,853
Distributions receivable from Fidelity Central Funds		9,691
Other receivables		87,555
Total assets		343,627,560

Liabilities
Payable to custodian bank	$ 168,407
Payable for investments purchased	3,139,399
Payable for fund shares redeemed	485,409
Accrued management fee	200,120
Distribution and service plan fees payable	5,831
Other affiliated payables	99,786
Other payables and accrued expenses	130,628
Collateral on securities loaned, at value	2,246,812
Total liabilities		6,476,392

Net Assets		$ 337,151,168
Net Assets consist of:
Paid in capital		$ 647,993,841
Undistributed net investment income		4,912,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,485,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,269,017)
Net Assets		$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,046,650 ÷ 764,709 shares)	$ 9.21

Maximum offering price per share (100/94.25 of $9.21)	$ 9.77
Class T: Net Asset Value and redemption price per share ($2,496,490 ÷ 272,635 shares)	$ 9.16

Maximum offering price per share (100/96.50 of $9.16)	$ 9.49
Class B: Net Asset Value and offering price per share ($570,154 ÷ 62,979 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($3,207,979 ÷ 355,336 shares) A	$ 9.03

International Real Estate: Net Asset Value, offering price and redemption price per share ($322,045,234 ÷ 34,631,945 shares)	$ 9.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,784,661 ÷ 192,333 shares)	$ 9.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011
Investment Income
Dividends		$ 11,535,462
Special dividends		7,319,957
Interest		221
Income from Fidelity Central Funds		173,783
Income before foreign taxes withheld		19,029,423
Less foreign taxes withheld		(861,698)
Total income		18,167,725

Expenses
Management fee	$ 2,554,814
Transfer agent fees	1,087,758
Distribution and service plan fees	76,402
Accounting and security lending fees	187,904
Custodian fees and expenses	220,247
Independent trustees' compensation	1,930
Registration fees	81,632
Audit	81,939
Legal	1,531
Interest	134
Miscellaneous	4,210
Total expenses before reductions	4,298,501
Expense reductions	(215,862)	4,082,639
Net investment income (loss)		14,085,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,029,900
Foreign currency transactions	(598,975)
Total net realized gain (loss)		37,430,925
Change in net unrealized appreciation (depreciation) on: Investment securities	3,872,756
Assets and liabilities in foreign currencies	3,539
Total change in net unrealized appreciation (depreciation)		3,876,295
Net gain (loss)		41,307,220
Net increase (decrease) in net assets resulting from operations		$ 55,392,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,085,086	$ 7,955,511
Net realized gain (loss)	37,430,925	348,071
Change in net unrealized appreciation (depreciation)	3,876,295	9,565,008
Net increase (decrease) in net assets resulting from operations	55,392,306	17,868,590
Distributions to shareholders from net investment income	(13,892,744)	(3,235,770)
Distributions to shareholders from net realized gain	(11,440,782)	(5,017,915)
Total distributions	(25,333,526)	(8,253,685)
Share transactions - net increase (decrease)	(26,030,265)	(26,300,777)
Redemption fees	74,922	80,485
Total increase (decrease) in net assets	4,103,437	(16,605,387)

Net Assets
Beginning of period	333,047,731	349,653,118
End of period (including undistributed net investment income of $4,912,084 and undistributed net investment income of $4,719,742, respectively)	$ 337,151,168	$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.34 H	.17	.18	.20	.11
Net realized and unrealized gain (loss)	1.04	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	1.38	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.33)	(.07)	-	(.31)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.63) L	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B,C,D	16.76%	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.36%	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	3.67% H	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,047	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.31 H	.15	.17	.17	.10
Net realized and unrealized gain (loss)	1.04	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	1.35	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.31)	(.06)	-	(.28)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.60)	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B,C,D	16.54%	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.63%	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	3.41% H	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.03	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	1.29	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.27)	(.04)	-	(.23)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.56)	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B,C,D	15.90%	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	2.92% H	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 570	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.04	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	1.30	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.28)	(.04)	-	(.24)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.57)	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B,C,D	16.07%	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	2.92% H	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,208	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	131%	95%	55%	63%	144%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Income from Investment Operations
Net investment income (loss) B	.36 E	.19	.20	.25	.31
Net realized and unrealized gain (loss)	1.06	.25	(2.59)	(3.50)	2.35
Total from investment operations	1.42	.44	(2.39)	(3.25)	2.66
Distributions from net investment income	(.35)	(.08)	-	(.31)	(.22)
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	(1.42)
Total distributions	(.65) H	(.20)	-	(1.81)	(1.64)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.02
Net asset value, end of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Total Return A	17.15%	5.29%	(22.38)%	(22.97)%	19.01%
Ratios to Average Net Assets C,F
Expenses before reductions	1.17%	1.19%	1.19%	1.11%	1.07%
Expenses net of fee waivers, if any	1.17%	1.19%	1.19%	1.10%	1.06%
Expenses net of all reductions	1.11%	1.14%	1.16%	1.07%	.96%
Net investment income (loss)	3.92% E	2.27%	2.81%	1.86%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 322,045	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138
Portfolio turnover rate D	131%	95%	55%	63%	144%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.36 G	.19	.20	.24	.12
Net realized and unrealized gain (loss)	1.06	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	1.42	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.35)	(.08)	-	(.33)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.65) K	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01	.01
Net asset value, end of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B,C	17.18%	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E,I
Expenses before reductions	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.11%	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	3.92% G	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,785	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,905,181
Gross unrealized depreciation	(44,000,876)
Net unrealized appreciation (depreciation) on securities and other investments	$ (32,095,695)

Tax Cost	$ 366,702,692

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,180,651
Capital loss carryforward	$ (289,916,707)
Net unrealized appreciation (depreciation)	$ (32,107,863)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 25,333,526	$ 8,253,685

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $463,373,103 and $507,984,129, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$ 19,614	$ 99
Class T	.25%	.25%	13,882	-
Class B	.75%	.25%	6,471	4,856
Class C	.75%	.25%	36,435	7,855
			$ 76,402	$ 12,810

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,021
Class T	1,537
Class B*	1,006
Class C*	54
$ 6,618

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,733.30
Class T	8,852.32
Class B	1,948.30
Class C	11,087.30
International Real Estate	1,037,153.30
Institutional Class	4,985.30
	$ 1,087,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $112 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,492,000.44%		$ 134

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $168,341 including. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $215,862 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 287,564	$ 58,598
Class T	96,278	19,755
Class B	19,520	3,225
Class C	109,655	14,423
International Real Estate	13,319,427	3,124,751
Institutional Class	60,300	15,018
Total	$ 13,892,744	$ 3,235,770
From net realized gain
Class A	$ 250,090	$ 101,910
Class T	89,657	37,040
Class B	21,506	9,214
Class C	114,914	39,337
International Real Estate	10,916,536	4,807,309
Institutional Class	48,079	23,105
Total	$ 11,440,782	$ 5,017,915

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	213,763	365,681	$ 1,964,473	$ 3,120,303
Reinvestment of distributions	50,966	15,947	451,020	134,591
Shares redeemed	(357,321)	(343,205)	(3,278,956)	(2,901,988)
Net increase (decrease)	(92,592)	38,423	$ (863,463)	$ 352,906

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class T
Shares sold	73,470	132,643	$ 668,265	$ 1,140,128
Reinvestment of distributions	20,063	6,259	176,852	52,641
Shares redeemed	(119,466)	(93,841)	(1,082,947)	(767,585)
Net increase (decrease)	(25,933)	45,061	$ (237,830)	$ 425,184
Class B
Shares sold	4,563	20,099	$ 41,321	$ 169,130
Reinvestment of distributions	4,289	1,355	37,454	11,297
Shares redeemed	(21,555)	(20,259)	(195,000)	(169,049)
Net increase (decrease)	(12,703)	1,195	$ (116,225)	$ 11,378
Class C
Shares sold	111,487	164,953	$ 1,002,010	$ 1,381,947
Reinvestment of distributions	21,061	5,842	183,176	48,663
Shares redeemed	(162,778)	(92,347)	(1,467,063)	(761,918)
Net increase (decrease)	(30,230)	78,448	$ (281,877)	$ 668,692
International Real Estate
Shares sold	7,219,780	9,224,310	$ 67,747,351	$ 79,406,931
Reinvestment of distributions	2,559,870	875,447	22,802,021	7,441,303
Shares redeemed	(12,440,980)	(13,336,716)	(115,315,484)	(114,385,841)
Net increase (decrease)	(2,661,330)	(3,236,959)	$ (24,766,112)	$ (27,537,607)
Institutional Class
Shares sold	99,324	40,774	$ 925,861	$ 351,025
Reinvestment of distributions	10,892	4,247	96,908	36,016
Shares redeemed	(85,350)	(70,819)	(787,527)	(608,371)
Net increase (decrease)	24,866	(25,798)	$ 235,242	$ (221,330)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment:2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Real Estate Fund voted to pay on September 12, 2011, to shareholders of record at the opening of business on September 9, 2011, a distribution of $.178 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $.139 per share from net investment income.

International Real Estate designates 22% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/09/10	$.178	$.0072
12/20/10	$.089	$.0095
12/31/10	$.042	$.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in April 2010. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IRE-UANN-0911
1.801327.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Real Estate

Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Advisor International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	10.04%	-3.95%	3.53%
Class T (incl. 3.50% sales charge) C	12.46%	-3.70%	3.72%
Class B (incl. contingent deferred sales charge) D	10.90%	-3.73%	3.93%
Class C (incl. contingent deferred sales charge)E	15.07%	-3.43%	3.93%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Real Estate Fund - Class A on September 8, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class A took place on April 4, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The year ending July 31, 2011, saw tremendous variability in the performance of international real estate securities. Between August 2010 and March 2011, international real estate stocks performed well, led by higher-risk property types. This situation changed abruptly in March with the Japanese earthquake and tsunami and the country's subsequent nuclear disaster. Questions about the impact of these events on global economic growth, along with rising inflation expectations in China and debt crises in Europe and the United States, led investors to favor lower-risk property types over more-speculative opportunities. In this environment, the FTSE® EPRASM/NAREIT® Developed ex North America Index - a proxy for international real estate stocks - returned 20.15%, although more than half of those gains came from a weaker U.S. dollar. In comparison, the U.S. real estate investment trust (REIT) market, as measured by the Dow Jones U.S. Select Real Estate Securities IndexSM, gained 25.23% during the same time span. The MSCI® EAFE® (Europe, Australasia, Far East) Index, which measures the performance of foreign developed-markets equities, rose 17.30%, compared with a return of 19.65% for the U.S. equity benchmark S&P 500® Index.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.76%, 16.54%, 15.90% and 16.07%, respectively (excluding sales charges), lagging the FTSE® EPRASM/NAREIT® index. Stock picking in Singapore and Hong Kong hurt results, as did poor security selection in the U.K., lacking any exposure to strong-performing Swiss property stocks and a disappointing out-of-benchmark pick in Poland. In contrast, the fund benefited from various non-state-owned Chinese property companies with shares listed in Grand Cayman. Our German holdings also contributed meaningfully. The biggest individual detractor was Westfield Group. This Australia-based global mall developer and operator was hurt by the strength of the Australian dollar. In December 2010, Westfield spun off its Australian retail properties into a new company, a passive investment vehicle called Westfield Retail Trust. I underweighted - and ultimately sold - this latter stock, which proved to be a wise move given its decline. Other detractors of note were Singapore property developers Wing Tai Holdings and CapitaLand, and Hong Kong-based Kerry Properties and New World Development. On the plus side, the fund got a boost from significantly underweighting China Overseas Land & Investment and not owning lagging index constituents Sino Land and Shimao Property Holdings.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year, the fund's Institutional Class shares returned 17.18%, lagging the FTSE® EPRASM/NAREIT® index. Stock picking in Singapore and Hong Kong hurt results, as did poor security selection in the U.K., lacking any exposure to strong-performing Swiss property stocks and a disappointing out-of-benchmark pick in Poland. In contrast, the fund benefited from various non-state-owned Chinese property companies with shares listed in Grand Cayman. Our German holdings also contributed meaningfully. The biggest individual detractor was Westfield Group. This Australia-based global mall developer and operator was hurt by the strength of the Australian dollar. In December 2010, Westfield spun off its Australian retail properties into a new company, a passive investment vehicle called Westfield Retail Trust. I underweighted - and ultimately sold - this latter stock, which proved to be a wise move given its decline. Other detractors of note were Singapore property developers Wing Tai Holdings and CapitaLand, and Hong Kong-based Kerry Properties and New World Development. On the plus side, the fund got a boost from significantly underweighting China Overseas Land & Investment and not owning lagging index constituents Sino Land and Shimao Property Holdings.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.42%
Actual		$ 1,000.00	$ 992.50	$ 7.02
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.10
Class T	1.69%
Actual		$ 1,000.00	$ 992.40	$ 8.35
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.17%
Actual		$ 1,000.00	$ 989.10	$ 10.70
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.18%
Actual		$ 1,000.00	$ 990.10	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,013.98	$ 10.89
International Real Estate	1.17%
Actual		$ 1,000.00	$ 994.70	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Institutional Class	1.17%
Actual		$ 1,000.00	$ 994.60	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsui Fudosan Co. Ltd.	6.3	6.7
Sun Hung Kai Properties Ltd.	6.0	8.1
Westfield Group unit	5.9	5.5
Unibail-Rodamco	5.6	4.3
Sumitomo Realty & Development Co. Ltd.	3.9	3.3
Hang Lung Properties Ltd.	3.6	2.8
Hongkong Land Holdings Ltd.	3.6	1.9
Land Securities Group PLC	2.7	2.0
Kerry Properties Ltd.	2.5	2.6
The GPT Group unit	2.5	2.0
	42.6
Top Five Countries as of July 31, 2011
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	21.4	21.8
Japan	18.6	19.4
Australia	13.0	15.5
United Kingdom	10.3	11.9
Singapore	8.8	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	21.2	21.5
REITs - Office Buildings	5.9	5.8
REITs - Industrial Buildings	3.5	2.3
REITs - Shopping Centers	2.3	7.3
REITs - Health Care Facilities	0.5	0.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011**
	Stocks 97.5%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	97.5%	** Foreign investments	98.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 13.0%
Abacus Property Group unit	1,789,587	$ 4,109,211
Charter Hall Group unit	833,740	1,914,416
FKP Property Group unit	6,666,469	4,650,814
Goodman Group unit	6,501,169	4,856,906
The GPT Group unit	2,516,398	8,321,568
Westfield Group unit	2,287,195	20,002,101
TOTAL AUSTRALIA		43,855,016
Bailiwick of Jersey - 0.9%
Atrium European Real Estate Ltd.	462,622	2,965,974
Belgium - 0.5%
Warehouses de Pauw	28,835	1,574,400
Bermuda - 2.0%
Asia Standard International Group	2,218,000	546,404
Csi Properties Ltd.	37,900,000	1,312,967
Great Eagle Holdings Ltd.	1,485,088	4,897,067
TOTAL BERMUDA		6,756,438
Brazil - 1.8%
Aliansce Shopping Centers SA	107,500	931,408
BR Malls Participacoes SA	71,900	837,103
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	129,100	1,690,318
Even Construtora e Incorporadora SA	144,500	707,036
Iguatemi Empresa de Shopping Centers SA	52,800	1,153,894
Tecnisa SA	94,500	723,736
TOTAL BRAZIL		6,043,495
Cayman Islands - 1.6%
Glorious Property Holdings Ltd. (a)	5,474,000	1,685,648
SOHO China Ltd.	3,420,500	3,102,843
SPG Land (Holdings) Ltd.	1,876,000	649,901
TOTAL CAYMAN ISLANDS		5,438,392
Chile - 0.3%
Parque Arauco SA	512,608	1,064,432
France - 7.9%
Altarea	22,697	4,434,605
Societe de la Tour Eiffel	22,995	1,981,761
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	27,600	$ 1,514,503
Unibail-Rodamco	83,907	18,735,300
TOTAL FRANCE		26,666,169
Germany - 2.6%
alstria office REIT-AG	310,465	4,523,369
GSW Immobilien AG	73,550	2,583,884
Hamborner (REIT) AG	67,347	688,017
IVG Immobilien AG (a)	170,100	1,172,182
TOTAL GERMANY		8,967,452
Hong Kong - 21.4%
China Overseas Land & Investment Ltd.	3,418,000	7,674,690
China State Construction International Holdings Ltd.	3,230,539	3,237,254
Hang Lung Properties Ltd.	3,292,000	12,164,746
Hongkong Land Holdings Ltd.	1,798,000	12,082,560
Kerry Properties Ltd.	1,771,000	8,589,366
Magnificent Estates Ltd.	13,844,000	586,174
New World Development Co. Ltd.	3,302,725	4,864,801
Shangri-La Asia Ltd.	658,000	1,696,964
Soundwill Holdings Ltd.	662,000	995,489
Sun Hung Kai Properties Ltd.	1,329,000	20,223,691
TOTAL HONG KONG		72,115,735
Italy - 2.4%
Beni Stabili SpA SIIQ	3,753,700	3,349,366
Immobiliare Grande Distribuzione SpA	2,119,605	4,315,551
Pirelli & C. Real Estate SpA (a)	1,176,200	642,716
TOTAL ITALY		8,307,633
Japan - 18.6%
Goldcrest Co. Ltd.	57,920	1,361,363
Hulic Co. Ltd.	524,000	5,582,797
Japan Retail Fund Investment Corp.	2,294	3,585,632
Kenedix, Inc. (a)(d)	41,527	8,120,332
Mitsubishi Estate Co. Ltd.	79,000	1,420,594
Mitsui Fudosan Co. Ltd.	1,112,000	21,224,293
Nomura Real Estate Holdings, Inc.	198,500	3,649,419
Sumitomo Realty & Development Co. Ltd.	529,000	13,100,422
Tokyo Tatemono Co. Ltd.	959,000	3,924,966
Tosei Corp. (d)	2,140	653,136
TOTAL JAPAN		62,622,954
Common Stocks - continued
	Shares	Value
Netherlands - 1.3%
Corio NV	73,000	$ 4,464,645
Poland - 0.6%
Globe Trade Centre SA (a)	354,000	2,099,267
Russia - 0.5%
LSR Group OJSC GDR (Reg. S)	216,700	1,636,085
Singapore - 8.8%
CapitaLand Ltd.	3,044,900	7,333,148
Global Logistic Properties Ltd.	4,420,000	7,414,691
Mapletree Industrial (REIT)	4,443,000	4,519,931
Parkway Life REIT	1,065,000	1,645,061
Wing Tai Holdings Ltd.	5,302,000	6,516,597
Yanlord Land Group Ltd.	2,080,000	2,150,563
TOTAL SINGAPORE		29,579,991
Spain - 0.2%
Inmobiliaria Colonial SA (a)(d)	96,025	651,235
Sweden - 2.8%
Castellum AB (d)	246,000	3,569,666
Kungsleden AB	196,589	1,812,211
Wihlborgs Fastigheter AB	283,700	3,990,472
TOTAL SWEDEN		9,372,349
United Kingdom - 10.3%
Big Yellow Group PLC	1,174,700	5,532,544
British Land Co. PLC	799,789	7,680,662
Great Portland Estates PLC	331,554	2,265,289
Helical Bar PLC	905,300	3,633,614
Land Securities Group PLC	648,938	9,108,286
Quintain Estates & Development PLC (a)	2,148,600	2,081,014
Safestore Holdings PLC	621,100	1,233,713
St. Modwen Properties PLC	1,122,000	3,188,286
TOTAL UNITED KINGDOM		34,723,408
TOTAL COMMON STOCKS (Cost $356,163,164)		328,905,070
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	3,455,115	$ 3,455,115
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,246,812	2,246,812
TOTAL MONEY MARKET FUNDS (Cost $5,701,927)		5,701,927
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $361,865,091)		334,606,997
NET OTHER ASSETS (LIABILITIES) - 0.8%		2,544,171
NET ASSETS - 100%		$ 337,151,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,442
Fidelity Securities Lending Cash Central Fund	168,341
Total	$ 173,783
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $289,916,707 of which $153,317,175 and $136,599,532 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $2,134,155) - See accompanying schedule: Unaffiliated issuers (cost $356,163,164)	$ 328,905,070
Fidelity Central Funds (cost $5,701,927)	5,701,927
Total Investments (cost $361,865,091)		$ 334,606,997
Foreign currency held at value (cost $234,321)		235,566
Receivable for investments sold		7,589,065
Receivable for fund shares sold		237,833
Dividends receivable		860,853
Distributions receivable from Fidelity Central Funds		9,691
Other receivables		87,555
Total assets		343,627,560

Liabilities
Payable to custodian bank	$ 168,407
Payable for investments purchased	3,139,399
Payable for fund shares redeemed	485,409
Accrued management fee	200,120
Distribution and service plan fees payable	5,831
Other affiliated payables	99,786
Other payables and accrued expenses	130,628
Collateral on securities loaned, at value	2,246,812
Total liabilities		6,476,392

Net Assets		$ 337,151,168
Net Assets consist of:
Paid in capital		$ 647,993,841
Undistributed net investment income		4,912,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,485,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,269,017)
Net Assets		$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,046,650 ÷ 764,709 shares)	$ 9.21

Maximum offering price per share (100/94.25 of $9.21)	$ 9.77
Class T: Net Asset Value and redemption price per share ($2,496,490 ÷ 272,635 shares)	$ 9.16

Maximum offering price per share (100/96.50 of $9.16)	$ 9.49
Class B: Net Asset Value and offering price per share ($570,154 ÷ 62,979 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($3,207,979 ÷ 355,336 shares) A	$ 9.03

International Real Estate: Net Asset Value, offering price and redemption price per share ($322,045,234 ÷ 34,631,945 shares)	$ 9.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,784,661 ÷ 192,333 shares)	$ 9.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011
Investment Income
Dividends		$ 11,535,462
Special dividends		7,319,957
Interest		221
Income from Fidelity Central Funds		173,783
Income before foreign taxes withheld		19,029,423
Less foreign taxes withheld		(861,698)
Total income		18,167,725

Expenses
Management fee	$ 2,554,814
Transfer agent fees	1,087,758
Distribution and service plan fees	76,402
Accounting and security lending fees	187,904
Custodian fees and expenses	220,247
Independent trustees' compensation	1,930
Registration fees	81,632
Audit	81,939
Legal	1,531
Interest	134
Miscellaneous	4,210
Total expenses before reductions	4,298,501
Expense reductions	(215,862)	4,082,639
Net investment income (loss)		14,085,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,029,900
Foreign currency transactions	(598,975)
Total net realized gain (loss)		37,430,925
Change in net unrealized appreciation (depreciation) on: Investment securities	3,872,756
Assets and liabilities in foreign currencies	3,539
Total change in net unrealized appreciation (depreciation)		3,876,295
Net gain (loss)		41,307,220
Net increase (decrease) in net assets resulting from operations		$ 55,392,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,085,086	$ 7,955,511
Net realized gain (loss)	37,430,925	348,071
Change in net unrealized appreciation (depreciation)	3,876,295	9,565,008
Net increase (decrease) in net assets resulting from operations	55,392,306	17,868,590
Distributions to shareholders from net investment income	(13,892,744)	(3,235,770)
Distributions to shareholders from net realized gain	(11,440,782)	(5,017,915)
Total distributions	(25,333,526)	(8,253,685)
Share transactions - net increase (decrease)	(26,030,265)	(26,300,777)
Redemption fees	74,922	80,485
Total increase (decrease) in net assets	4,103,437	(16,605,387)

Net Assets
Beginning of period	333,047,731	349,653,118
End of period (including undistributed net investment income of $4,912,084 and undistributed net investment income of $4,719,742, respectively)	$ 337,151,168	$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.34 H	.17	.18	.20	.11
Net realized and unrealized gain (loss)	1.04	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	1.38	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.33)	(.07)	-	(.31)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.63) L	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B,C,D	16.76%	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.36%	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	3.67% H	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,047	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.31 H	.15	.17	.17	.10
Net realized and unrealized gain (loss)	1.04	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	1.35	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.31)	(.06)	-	(.28)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.60)	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B,C,D	16.54%	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.63%	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	3.41% H	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.03	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	1.29	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.27)	(.04)	-	(.23)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.56)	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B,C,D	15.90%	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	2.92% H	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 570	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.04	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	1.30	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.28)	(.04)	-	(.24)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.57)	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B,C,D	16.07%	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	2.92% H	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,208	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Income from Investment Operations
Net investment income (loss) B	.36 E	.19	.20	.25	.31
Net realized and unrealized gain (loss)	1.06	.25	(2.59)	(3.50)	2.35
Total from investment operations	1.42	.44	(2.39)	(3.25)	2.66
Distributions from net investment income	(.35)	(.08)	-	(.31)	(.22)
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	(1.42)
Total distributions	(.65) H	(.20)	-	(1.81)	(1.64)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.02
Net asset value, end of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Total Return A	17.15%	5.29%	(22.38)%	(22.97)%	19.01%
Ratios to Average Net Assets C,F
Expenses before reductions	1.17%	1.19%	1.19%	1.11%	1.07%
Expenses net of fee waivers, if any	1.17%	1.19%	1.19%	1.10%	1.06%
Expenses net of all reductions	1.11%	1.14%	1.16%	1.07%	.96%
Net investment income (loss)	3.92% E	2.27%	2.81%	1.86%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 322,045	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138
Portfolio turnover rate D	131%	95%	55%	63%	144%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.36 G	.19	.20	.24	.12
Net realized and unrealized gain (loss)	1.06	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	1.42	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.35)	(.08)	-	(.33)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.65) K	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01	.01
Net asset value, end of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B,C	17.18%	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E,I
Expenses before reductions	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.11%	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	3.92% G	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,785	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,905,181
Gross unrealized depreciation	(44,000,876)
Net unrealized appreciation (depreciation) on securities and other investments	$ (32,095,695)

Tax Cost	$ 366,702,692

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,180,651
Capital loss carryforward	$ (289,916,707)
Net unrealized appreciation (depreciation)	$ (32,107,863)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 25,333,526	$ 8,253,685

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $463,373,103 and $507,984,129, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$ 19,614	$ 99
Class T	.25%	.25%	13,882	-
Class B	.75%	.25%	6,471	4,856
Class C	.75%	.25%	36,435	7,855
			$ 76,402	$ 12,810

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,021
Class T	1,537
Class B*	1,006
Class C*	54
$ 6,618

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,733.30
Class T	8,852.32
Class B	1,948.30
Class C	11,087.30
International Real Estate	1,037,153.30
Institutional Class	4,985.30
	$ 1,087,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $112 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,492,000.44%		$ 134

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $168,341 including. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $215,862 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 287,564	$ 58,598
Class T	96,278	19,755
Class B	19,520	3,225
Class C	109,655	14,423
International Real Estate	13,319,427	3,124,751
Institutional Class	60,300	15,018
Total	$ 13,892,744	$ 3,235,770
From net realized gain
Class A	$ 250,090	$ 101,910
Class T	89,657	37,040
Class B	21,506	9,214
Class C	114,914	39,337
International Real Estate	10,916,536	4,807,309
Institutional Class	48,079	23,105
Total	$ 11,440,782	$ 5,017,915

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	213,763	365,681	$ 1,964,473	$ 3,120,303
Reinvestment of distributions	50,966	15,947	451,020	134,591
Shares redeemed	(357,321)	(343,205)	(3,278,956)	(2,901,988)
Net increase (decrease)	(92,592)	38,423	$ (863,463)	$ 352,906

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class T
Shares sold	73,470	132,643	$ 668,265	$ 1,140,128
Reinvestment of distributions	20,063	6,259	176,852	52,641
Shares redeemed	(119,466)	(93,841)	(1,082,947)	(767,585)
Net increase (decrease)	(25,933)	45,061	$ (237,830)	$ 425,184
Class B
Shares sold	4,563	20,099	$ 41,321	$ 169,130
Reinvestment of distributions	4,289	1,355	37,454	11,297
Shares redeemed	(21,555)	(20,259)	(195,000)	(169,049)
Net increase (decrease)	(12,703)	1,195	$ (116,225)	$ 11,378
Class C
Shares sold	111,487	164,953	$ 1,002,010	$ 1,381,947
Reinvestment of distributions	21,061	5,842	183,176	48,663
Shares redeemed	(162,778)	(92,347)	(1,467,063)	(761,918)
Net increase (decrease)	(30,230)	78,448	$ (281,877)	$ 668,692
International Real Estate
Shares sold	7,219,780	9,224,310	$ 67,747,351	$ 79,406,931
Reinvestment of distributions	2,559,870	875,447	22,802,021	7,441,303
Shares redeemed	(12,440,980)	(13,336,716)	(115,315,484)	(114,385,841)
Net increase (decrease)	(2,661,330)	(3,236,959)	$ (24,766,112)	$ (27,537,607)
Institutional Class
Shares sold	99,324	40,774	$ 925,861	$ 351,025
Reinvestment of distributions	10,892	4,247	96,908	36,016
Shares redeemed	(85,350)	(70,819)	(787,527)	(608,371)
Net increase (decrease)	24,866	(25,798)	$ 235,242	$ (221,330)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Peter S. Lynch, and Edward C. Johnson 3d may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/12/11	09/09/11	$.123	$.178
Class T	09/12/11	09/09/11	$.107	$.178
Class B	09/12/11	09/09/11	$.074	$.178
Class C	09/12/11	09/09/11	$.077	$.178

Class A designates 23%, 23% and 22%; Class T designates 24%, 24% and 22%; Class B designates 26%, 26% and 22%; and Class C designates 26%, 26% and 22%; of the dividends distributed on September 8, 2010; December 17, 2010 and December 30, 2010; respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	09/09/10	$.170	$.0072
	12/20/10	$.085	$.0095
	12/31/10	$.042	$.0000
	Pay Date	Income	Taxes
Class T	09/09/10	$.161	$.0072
	12/20/10	$.082	$.0095
	12/31/10	$.042	$.0000
	Pay Date	Income	Taxes
Class B	09/09/10	$.147	$.0072
	12/20/10	$.076	$.0095
	12/31/10	$.042	$.0000
	Pay Date	Income	Taxes
Class C	09/09/10	$.153	$.0072
	12/20/10	$.076	$.0095
	12/31/10	$.042	$.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in April 2010. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIRE-UANN-0911
1.843178.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Real Estate

Fund - Institutional Class

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a
class of Fidelity®
International Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class B	17.18%	-2.58%	4.60%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity® International Real Estate Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Real Estate Fund - Institutional Class on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Institutional Class took place on April 4, 2007. See above for additional information regarding the performance of Institutional Class.

Fidelity Advisor®
InternationalReal Estate Fund - CL I
MSCI® EAFE® Index
21,000
17,500
15,000
12,500
10,000
9,000
8,000
$6,600
$15,587
$13,633
2005
2006
2007
2008
2009
2010
2011

Annual Report

Management's Discussion of Fund Performance

Market Recap: The year ending July 31, 2011, saw tremendous variability in the performance of international real estate securities. Between August 2010 and March 2011, international real estate stocks performed well, led by higher-risk property types. This situation changed abruptly in March with the Japanese earthquake and tsunami and the country's subsequent nuclear disaster. Questions about the impact of these events on global economic growth, along with rising inflation expectations in China and debt crises in Europe and the United States, led investors to favor lower-risk property types over more-speculative opportunities. In this environment, the FTSE® EPRASM/NAREIT® Developed ex North America Index - a proxy for international real estate stocks - returned 20.15%, although more than half of those gains came from a weaker U.S. dollar. In comparison, the U.S. real estate investment trust (REIT) market, as measured by the Dow Jones U.S. Select Real Estate Securities IndexSM, gained 25.23% during the same time span. The MSCI® EAFE® (Europe, Australasia, Far East) Index, which measures the performance of foreign developed-markets equities, rose 17.30%, compared with a return of 19.65% for the U.S. equity benchmark S&P 500® Index.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.76%, 16.54%, 15.90% and 16.07%, respectively (excluding sales charges), lagging the FTSE® EPRASM/NAREIT® index. Stock picking in Singapore and Hong Kong hurt results, as did poor security selection in the U.K., lacking any exposure to strong-performing Swiss property stocks and a disappointing out-of-benchmark pick in Poland. In contrast, the fund benefited from various non-state-owned Chinese property companies with shares listed in Grand Cayman. Our German holdings also contributed meaningfully. The biggest individual detractor was Westfield Group. This Australia-based global mall developer and operator was hurt by the strength of the Australian dollar. In December 2010, Westfield spun off its Australian retail properties into a new company, a passive investment vehicle called Westfield Retail Trust. I underweighted - and ultimately sold - this latter stock, which proved to be a wise move given its decline. Other detractors of note were Singapore property developers Wing Tai Holdings and CapitaLand, and Hong Kong-based Kerry Properties and New World Development. On the plus side, the fund got a boost from significantly underweighting China Overseas Land & Investment and not owning lagging index constituents Sino Land and Shimao Property Holdings.

Comments from Guillermo de las Casas, Portfolio Manager of Fidelity Advisor® International Real Estate Fund: For the year, the fund's Institutional Class shares returned 17.18%, lagging the FTSE® EPRASM/NAREIT® index. Stock picking in Singapore and Hong Kong hurt results, as did poor security selection in the U.K., lacking any exposure to strong-performing Swiss property stocks and a disappointing out-of-benchmark pick in Poland. In contrast, the fund benefited from various non-state-owned Chinese property companies with shares listed in Grand Cayman. Our German holdings also contributed meaningfully. The biggest individual detractor was Westfield Group. This Australia-based global mall developer and operator was hurt by the strength of the Australian dollar. In December 2010, Westfield spun off its Australian retail properties into a new company, a passive investment vehicle called Westfield Retail Trust. I underweighted - and ultimately sold - this latter stock, which proved to be a wise move given its decline. Other detractors of note were Singapore property developers Wing Tai Holdings and CapitaLand, and Hong Kong-based Kerry Properties and New World Development. On the plus side, the fund got a boost from significantly underweighting China Overseas Land & Investment and not owning lagging index constituents Sino Land and Shimao Property Holdings.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.42%
Actual		$ 1,000.00	$ 992.50	$ 7.02
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.10
Class T	1.69%
Actual		$ 1,000.00	$ 992.40	$ 8.35
Hypothetical A		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.17%
Actual		$ 1,000.00	$ 989.10	$ 10.70
Hypothetical A		$ 1,000.00	$ 1,014.03	$ 10.84
Class C	2.18%
Actual		$ 1,000.00	$ 990.10	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,013.98	$ 10.89
International Real Estate	1.17%
Actual		$ 1,000.00	$ 994.70	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Institutional Class	1.17%
Actual		$ 1,000.00	$ 994.60	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsui Fudosan Co. Ltd.	6.3	6.7
Sun Hung Kai Properties Ltd.	6.0	8.1
Westfield Group unit	5.9	5.5
Unibail-Rodamco	5.6	4.3
Sumitomo Realty & Development Co. Ltd.	3.9	3.3
Hang Lung Properties Ltd.	3.6	2.8
Hongkong Land Holdings Ltd.	3.6	1.9
Land Securities Group PLC	2.7	2.0
Kerry Properties Ltd.	2.5	2.6
The GPT Group unit	2.5	2.0
	42.6
Top Five Countries as of July 31, 2011
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	21.4	21.8
Japan	18.6	19.4
Australia	13.0	15.5
United Kingdom	10.3	11.9
Singapore	8.8	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	21.2	21.5
REITs - Office Buildings	5.9	5.8
REITs - Industrial Buildings	3.5	2.3
REITs - Shopping Centers	2.3	7.3
REITs - Health Care Facilities	0.5	0.4
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011**
	Stocks 97.5%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	97.5%	** Foreign investments	98.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 13.0%
Abacus Property Group unit	1,789,587	$ 4,109,211
Charter Hall Group unit	833,740	1,914,416
FKP Property Group unit	6,666,469	4,650,814
Goodman Group unit	6,501,169	4,856,906
The GPT Group unit	2,516,398	8,321,568
Westfield Group unit	2,287,195	20,002,101
TOTAL AUSTRALIA		43,855,016
Bailiwick of Jersey - 0.9%
Atrium European Real Estate Ltd.	462,622	2,965,974
Belgium - 0.5%
Warehouses de Pauw	28,835	1,574,400
Bermuda - 2.0%
Asia Standard International Group	2,218,000	546,404
Csi Properties Ltd.	37,900,000	1,312,967
Great Eagle Holdings Ltd.	1,485,088	4,897,067
TOTAL BERMUDA		6,756,438
Brazil - 1.8%
Aliansce Shopping Centers SA	107,500	931,408
BR Malls Participacoes SA	71,900	837,103
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (a)	129,100	1,690,318
Even Construtora e Incorporadora SA	144,500	707,036
Iguatemi Empresa de Shopping Centers SA	52,800	1,153,894
Tecnisa SA	94,500	723,736
TOTAL BRAZIL		6,043,495
Cayman Islands - 1.6%
Glorious Property Holdings Ltd. (a)	5,474,000	1,685,648
SOHO China Ltd.	3,420,500	3,102,843
SPG Land (Holdings) Ltd.	1,876,000	649,901
TOTAL CAYMAN ISLANDS		5,438,392
Chile - 0.3%
Parque Arauco SA	512,608	1,064,432
France - 7.9%
Altarea	22,697	4,434,605
Societe de la Tour Eiffel	22,995	1,981,761
Common Stocks - continued
	Shares	Value
France - continued
Societe Fonciere Lyonnaise SA	27,600	$ 1,514,503
Unibail-Rodamco	83,907	18,735,300
TOTAL FRANCE		26,666,169
Germany - 2.6%
alstria office REIT-AG	310,465	4,523,369
GSW Immobilien AG	73,550	2,583,884
Hamborner (REIT) AG	67,347	688,017
IVG Immobilien AG (a)	170,100	1,172,182
TOTAL GERMANY		8,967,452
Hong Kong - 21.4%
China Overseas Land & Investment Ltd.	3,418,000	7,674,690
China State Construction International Holdings Ltd.	3,230,539	3,237,254
Hang Lung Properties Ltd.	3,292,000	12,164,746
Hongkong Land Holdings Ltd.	1,798,000	12,082,560
Kerry Properties Ltd.	1,771,000	8,589,366
Magnificent Estates Ltd.	13,844,000	586,174
New World Development Co. Ltd.	3,302,725	4,864,801
Shangri-La Asia Ltd.	658,000	1,696,964
Soundwill Holdings Ltd.	662,000	995,489
Sun Hung Kai Properties Ltd.	1,329,000	20,223,691
TOTAL HONG KONG		72,115,735
Italy - 2.4%
Beni Stabili SpA SIIQ	3,753,700	3,349,366
Immobiliare Grande Distribuzione SpA	2,119,605	4,315,551
Pirelli & C. Real Estate SpA (a)	1,176,200	642,716
TOTAL ITALY		8,307,633
Japan - 18.6%
Goldcrest Co. Ltd.	57,920	1,361,363
Hulic Co. Ltd.	524,000	5,582,797
Japan Retail Fund Investment Corp.	2,294	3,585,632
Kenedix, Inc. (a)(d)	41,527	8,120,332
Mitsubishi Estate Co. Ltd.	79,000	1,420,594
Mitsui Fudosan Co. Ltd.	1,112,000	21,224,293
Nomura Real Estate Holdings, Inc.	198,500	3,649,419
Sumitomo Realty & Development Co. Ltd.	529,000	13,100,422
Tokyo Tatemono Co. Ltd.	959,000	3,924,966
Tosei Corp. (d)	2,140	653,136
TOTAL JAPAN		62,622,954
Common Stocks - continued
	Shares	Value
Netherlands - 1.3%
Corio NV	73,000	$ 4,464,645
Poland - 0.6%
Globe Trade Centre SA (a)	354,000	2,099,267
Russia - 0.5%
LSR Group OJSC GDR (Reg. S)	216,700	1,636,085
Singapore - 8.8%
CapitaLand Ltd.	3,044,900	7,333,148
Global Logistic Properties Ltd.	4,420,000	7,414,691
Mapletree Industrial (REIT)	4,443,000	4,519,931
Parkway Life REIT	1,065,000	1,645,061
Wing Tai Holdings Ltd.	5,302,000	6,516,597
Yanlord Land Group Ltd.	2,080,000	2,150,563
TOTAL SINGAPORE		29,579,991
Spain - 0.2%
Inmobiliaria Colonial SA (a)(d)	96,025	651,235
Sweden - 2.8%
Castellum AB (d)	246,000	3,569,666
Kungsleden AB	196,589	1,812,211
Wihlborgs Fastigheter AB	283,700	3,990,472
TOTAL SWEDEN		9,372,349
United Kingdom - 10.3%
Big Yellow Group PLC	1,174,700	5,532,544
British Land Co. PLC	799,789	7,680,662
Great Portland Estates PLC	331,554	2,265,289
Helical Bar PLC	905,300	3,633,614
Land Securities Group PLC	648,938	9,108,286
Quintain Estates & Development PLC (a)	2,148,600	2,081,014
Safestore Holdings PLC	621,100	1,233,713
St. Modwen Properties PLC	1,122,000	3,188,286
TOTAL UNITED KINGDOM		34,723,408
TOTAL COMMON STOCKS (Cost $356,163,164)		328,905,070
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	3,455,115	$ 3,455,115
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,246,812	2,246,812
TOTAL MONEY MARKET FUNDS (Cost $5,701,927)		5,701,927
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $361,865,091)		334,606,997
NET OTHER ASSETS (LIABILITIES) - 0.8%		2,544,171
NET ASSETS - 100%		$ 337,151,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,442
Fidelity Securities Lending Cash Central Fund	168,341
Total	$ 173,783
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $289,916,707 of which $153,317,175 and $136,599,532 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $2,134,155) - See accompanying schedule: Unaffiliated issuers (cost $356,163,164)	$ 328,905,070
Fidelity Central Funds (cost $5,701,927)	5,701,927
Total Investments (cost $361,865,091)		$ 334,606,997
Foreign currency held at value (cost $234,321)		235,566
Receivable for investments sold		7,589,065
Receivable for fund shares sold		237,833
Dividends receivable		860,853
Distributions receivable from Fidelity Central Funds		9,691
Other receivables		87,555
Total assets		343,627,560

Liabilities
Payable to custodian bank	$ 168,407
Payable for investments purchased	3,139,399
Payable for fund shares redeemed	485,409
Accrued management fee	200,120
Distribution and service plan fees payable	5,831
Other affiliated payables	99,786
Other payables and accrued expenses	130,628
Collateral on securities loaned, at value	2,246,812
Total liabilities		6,476,392

Net Assets		$ 337,151,168
Net Assets consist of:
Paid in capital		$ 647,993,841
Undistributed net investment income		4,912,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,485,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,269,017)
Net Assets		$ 337,151,168

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,046,650 ÷ 764,709 shares)	$ 9.21

Maximum offering price per share (100/94.25 of $9.21)	$ 9.77
Class T: Net Asset Value and redemption price per share ($2,496,490 ÷ 272,635 shares)	$ 9.16

Maximum offering price per share (100/96.50 of $9.16)	$ 9.49
Class B: Net Asset Value and offering price per share ($570,154 ÷ 62,979 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($3,207,979 ÷ 355,336 shares) A	$ 9.03

International Real Estate: Net Asset Value, offering price and redemption price per share ($322,045,234 ÷ 34,631,945 shares)	$ 9.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,784,661 ÷ 192,333 shares)	$ 9.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011
Investment Income
Dividends		$ 11,535,462
Special dividends		7,319,957
Interest		221
Income from Fidelity Central Funds		173,783
Income before foreign taxes withheld		19,029,423
Less foreign taxes withheld		(861,698)
Total income		18,167,725

Expenses
Management fee	$ 2,554,814
Transfer agent fees	1,087,758
Distribution and service plan fees	76,402
Accounting and security lending fees	187,904
Custodian fees and expenses	220,247
Independent trustees' compensation	1,930
Registration fees	81,632
Audit	81,939
Legal	1,531
Interest	134
Miscellaneous	4,210
Total expenses before reductions	4,298,501
Expense reductions	(215,862)	4,082,639
Net investment income (loss)		14,085,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,029,900
Foreign currency transactions	(598,975)
Total net realized gain (loss)		37,430,925
Change in net unrealized appreciation (depreciation) on: Investment securities	3,872,756
Assets and liabilities in foreign currencies	3,539
Total change in net unrealized appreciation (depreciation)		3,876,295
Net gain (loss)		41,307,220
Net increase (decrease) in net assets resulting from operations		$ 55,392,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,085,086	$ 7,955,511
Net realized gain (loss)	37,430,925	348,071
Change in net unrealized appreciation (depreciation)	3,876,295	9,565,008
Net increase (decrease) in net assets resulting from operations	55,392,306	17,868,590
Distributions to shareholders from net investment income	(13,892,744)	(3,235,770)
Distributions to shareholders from net realized gain	(11,440,782)	(5,017,915)
Total distributions	(25,333,526)	(8,253,685)
Share transactions - net increase (decrease)	(26,030,265)	(26,300,777)
Redemption fees	74,922	80,485
Total increase (decrease) in net assets	4,103,437	(16,605,387)

Net Assets
Beginning of period	333,047,731	349,653,118
End of period (including undistributed net investment income of $4,912,084 and undistributed net investment income of $4,719,742, respectively)	$ 337,151,168	$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.34 H	.17	.18	.20	.11
Net realized and unrealized gain (loss)	1.04	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	1.38	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.33)	(.07)	-	(.31)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.63) L	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.21	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B,C,D	16.76%	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.42%	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.36%	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	3.67% H	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,047	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.64%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.63 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.31 H	.15	.17	.17	.10
Net realized and unrealized gain (loss)	1.04	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	1.35	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.31)	(.06)	-	(.28)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.60)	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.16	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B,C,D	16.54%	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.69%	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.63%	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	3.41% H	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.38%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.03	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	1.29	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.27)	(.04)	-	(.23)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.56)	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.05	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B,C,D	15.90%	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.17%	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	2.92% H	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 570	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .90%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.26 H	.11	.13	.11	.07
Net realized and unrealized gain (loss)	1.04	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	1.30	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.28)	(.04)	-	(.24)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.57)	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- K	- K	- K	.01	.01
Net asset value, end of period	$ 9.03	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B,C,D	16.07%	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F,J
Expenses before reductions	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.17%	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.11%	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	2.92% H	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,208	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects special dividends which amounted to $.18 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .89%.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Income from Investment Operations
Net investment income (loss) B	.36 E	.19	.20	.25	.31
Net realized and unrealized gain (loss)	1.06	.25	(2.59)	(3.50)	2.35
Total from investment operations	1.42	.44	(2.39)	(3.25)	2.66
Distributions from net investment income	(.35)	(.08)	-	(.31)	(.22)
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	(1.42)
Total distributions	(.65) H	(.20)	-	(1.81)	(1.64)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.02
Net asset value, end of period	$ 9.30	$ 8.53	$ 8.29	$ 10.68	$ 15.73
Total Return A	17.15%	5.29%	(22.38)%	(22.97)%	19.01%
Ratios to Average Net Assets C,F
Expenses before reductions	1.17%	1.19%	1.19%	1.11%	1.07%
Expenses net of fee waivers, if any	1.17%	1.19%	1.19%	1.10%	1.06%
Expenses net of all reductions	1.11%	1.14%	1.16%	1.07%	.96%
Net investment income (loss)	3.92% E	2.27%	2.81%	1.86%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 322,045	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138
Portfolio turnover rate D	131%	95%	55%	63%	144%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.36 G	.19	.20	.24	.12
Net realized and unrealized gain (loss)	1.06	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	1.42	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.35)	(.08)	-	(.33)	-
Distributions from net realized gain	(.29)	(.12)	-	(1.50)	-
Total distributions	(.65) K	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- J	- J	- J	.01	.01
Net asset value, end of period	$ 9.28	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B,C	17.18%	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E,I
Expenses before reductions	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.17%	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.11%	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	3.92% G	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,785	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	131%	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects special dividends which amounted to $.19 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been 1.90%.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.294 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Real Estate and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,905,181
Gross unrealized depreciation	(44,000,876)
Net unrealized appreciation (depreciation) on securities and other investments	$ (32,095,695)

Tax Cost	$ 366,702,692

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,180,651
Capital loss carryforward	$ (289,916,707)
Net unrealized appreciation (depreciation)	$ (32,107,863)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 25,333,526	$ 8,253,685

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $463,373,103 and $507,984,129, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$ 19,614	$ 99
Class T	.25%	.25%	13,882	-
Class B	.75%	.25%	6,471	4,856
Class C	.75%	.25%	36,435	7,855
			$ 76,402	$ 12,810

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,021
Class T	1,537
Class B*	1,006
Class C*	54
$ 6,618

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,733.30
Class T	8,852.32
Class B	1,948.30
Class C	11,087.30
International Real Estate	1,037,153.30
Institutional Class	4,985.30
	$ 1,087,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $112 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,492,000.44%		$ 134

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $168,341 including. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $215,862 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 287,564	$ 58,598
Class T	96,278	19,755
Class B	19,520	3,225
Class C	109,655	14,423
International Real Estate	13,319,427	3,124,751
Institutional Class	60,300	15,018
Total	$ 13,892,744	$ 3,235,770
From net realized gain
Class A	$ 250,090	$ 101,910
Class T	89,657	37,040
Class B	21,506	9,214
Class C	114,914	39,337
International Real Estate	10,916,536	4,807,309
Institutional Class	48,079	23,105
Total	$ 11,440,782	$ 5,017,915

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	213,763	365,681	$ 1,964,473	$ 3,120,303
Reinvestment of distributions	50,966	15,947	451,020	134,591
Shares redeemed	(357,321)	(343,205)	(3,278,956)	(2,901,988)
Net increase (decrease)	(92,592)	38,423	$ (863,463)	$ 352,906

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class T
Shares sold	73,470	132,643	$ 668,265	$ 1,140,128
Reinvestment of distributions	20,063	6,259	176,852	52,641
Shares redeemed	(119,466)	(93,841)	(1,082,947)	(767,585)
Net increase (decrease)	(25,933)	45,061	$ (237,830)	$ 425,184
Class B
Shares sold	4,563	20,099	$ 41,321	$ 169,130
Reinvestment of distributions	4,289	1,355	37,454	11,297
Shares redeemed	(21,555)	(20,259)	(195,000)	(169,049)
Net increase (decrease)	(12,703)	1,195	$ (116,225)	$ 11,378
Class C
Shares sold	111,487	164,953	$ 1,002,010	$ 1,381,947
Reinvestment of distributions	21,061	5,842	183,176	48,663
Shares redeemed	(162,778)	(92,347)	(1,467,063)	(761,918)
Net increase (decrease)	(30,230)	78,448	$ (281,877)	$ 668,692
International Real Estate
Shares sold	7,219,780	9,224,310	$ 67,747,351	$ 79,406,931
Reinvestment of distributions	2,559,870	875,447	22,802,021	7,441,303
Shares redeemed	(12,440,980)	(13,336,716)	(115,315,484)	(114,385,841)
Net increase (decrease)	(2,661,330)	(3,236,959)	$ (24,766,112)	$ (27,537,607)
Institutional Class
Shares sold	99,324	40,774	$ 925,861	$ 351,025
Reinvestment of distributions	10,892	4,247	96,908	36,016
Shares redeemed	(85,350)	(70,819)	(787,527)	(608,371)
Net increase (decrease)	24,866	(25,798)	$ 235,242	$ (221,330)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of approximately 12% of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Peter S. Lynch, and Edward C. Johnson 3d may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay on September 12, 2011, to shareholders of record at the opening of business on September 9, 2011, a distribution of $.178 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $.142 per share from net investment income.

Institutional Class designates 22% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/09/10	$.177	$.0072
12/20/10	$.089	$.0095
12/31/10	$.042	$.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that there was a change in the fund's portfolio manager in April 2010. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIREI-UANN-0911
1.843171.104

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	23.27%	3.34%	13.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year ending July 31, 2011, the fund's Retail Class shares returned 23.27%, outperforming the S&P 500® and the 23.17% gain of the Credit Suisse Leveraged Equity Index. Stock picking in materials, consumer discretionary and captial goods contributed the most versus the S&P 500. Underweighting financials also helped, although that benefit was somewhat offset by weak security selection there. Top relative contributors included chemicals companies Celanese, LyondellBassell Industries and W.R. Grace, and investments in energy companies El Paso and Frontier Oil, now part of HollyFrontier. Conversely, unfavorable stock picks in transportation hurt, as did overweighting banks. The fund's high-yield bond position also was a negative. Delta Air Lines and petroleum shipping company Overseas Shipholding Group detracted, as did underweighting computer giant Apple and not owning integrated oil company Exxon Mobil, two index heavyweights that outperformed. Several of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Leveraged Company Stock	.84%
Actual		$ 1,000.00	$ 989.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Class K	.69%
Actual		$ 1,000.00	$ 990.40	$ 3.41
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.0	2.1
ON Semiconductor Corp.	4.1	5.0
Service Corp. International	3.6	2.8
El Paso Corp.	3.3	2.8
The AES Corp.	3.0	2.8
Peabody Energy Corp.	2.7	2.6
Tenet Healthcare Corp.	2.4	2.6
Comcast Corp. Class A	2.1	1.5
Owens Corning	1.9	1.9
Celanese Corp. Class A	1.8	2.1
	30.9
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.3	17.0
Industrials	16.6	17.0
Materials	15.7	12.6
Energy	15.3	14.1
Information Technology	10.5	11.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 96.6%		Stocks 94.0%
	Bonds 0.1%		Bonds 1.0%
	Convertible Securities 0.0%		Convertible Securities 0.3%
	Other Investments 0.1%		Other Investments 0.5%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	12.4%	** Foreign investments	8.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.3%
Auto Components - 1.8%
Exide Technologies (a)	3,643,393	$ 26,087
Johnson Controls, Inc.	548,300	20,260
Tenneco, Inc. (a)	97,700	3,902
The Goodyear Tire & Rubber Co. (a)	564,063	9,121
TRW Automotive Holdings Corp. (a)	399,400	20,158
		79,528
Automobiles - 1.3%
Daimler AG (United States)	209,400	15,108
General Motors Co.	769,284	21,294
General Motors Co.:
warrants 7/10/16 (a)	437,166	8,232
warrants 7/10/19 (a)	437,166	5,941
Toyota Motor Corp. sponsored ADR (e)	89,500	7,332
		57,907
Diversified Consumer Services - 3.8%
Service Corp. International (f)	15,356,618	160,784
Stewart Enterprises, Inc. Class A	1,515,242	10,531
		171,315
Hotels, Restaurants & Leisure - 1.3%
Ameristar Casinos, Inc.	110,100	2,444
Biglari Holdings, Inc. (a)	32,970	12,139
Domino's Pizza, Inc. (a)	483,695	12,997
O'Charleys, Inc. (a)	207,849	1,266
Penn National Gaming, Inc. (a)	582,836	24,438
Wendy's Co. (a)	546,800	2,882
		56,166
Household Durables - 1.8%
Harman International Industries, Inc.	529,149	22,013
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	2,724
Lennar Corp. Class A	983,400	17,396
Newell Rubbermaid, Inc.	2,516,201	39,051
		81,184
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	1,630,035	10,351
Media - 3.7%
AMC Networks, Inc. Class A	135,331	5,033
Belo Corp. Series A	163,800	1,145
Cablevision Systems Corp. - NY Group Class A	541,324	13,187
Cinemark Holdings, Inc.	1,554,497	30,297
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast Corp. Class A	3,962,898	$ 95,189
Gray Television, Inc. (a)(f)	3,766,164	9,152
LIN TV Corp. Class A (a)	818,437	3,356
Nexstar Broadcasting Group, Inc. Class A (a)(f)	1,130,500	9,903
		167,262
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	385,122	8,292
Charming Shoppes, Inc. (a)	3,932,700	16,124
GameStop Corp. Class A (a)	2,149,577	50,687
Sally Beauty Holdings, Inc. (a)	300,000	5,160
		80,263
Textiles, Apparel & Luxury Goods - 2.6%
Coach, Inc.	314,020	20,273
Deckers Outdoor Corp. (a)	467,786	46,428
Hanesbrands, Inc. (a)	404,100	12,329
PVH Corp.	548,718	39,261
		118,291
TOTAL CONSUMER DISCRETIONARY		822,267
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 0.6%
Whole Foods Market, Inc.	414,669	27,658
Food Products - 2.0%
Darling International, Inc. (a)	4,479,620	75,616
Smithfield Foods, Inc. (a)	559,606	12,323
		87,939
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	9,317
TOTAL CONSUMER STAPLES		124,914
ENERGY - 15.3%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	218,000	16,869
Ensco International Ltd. ADR	110,000	5,858
Exterran Holdings, Inc. (a)	1,019,808	18,846
Halliburton Co.	919,493	50,324
Noble Corp.	524,700	19,346
Oil States International, Inc. (a)	270,700	21,845
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	1,200,000	$ 7,608
Rowan Companies, Inc. (a)	321,100	12,577
Schlumberger Ltd.	109,400	9,886
Transocean Ltd. (United States)	110,000	6,772
		169,931
Oil, Gas & Consumable Fuels - 11.5%
Alpha Natural Resources, Inc. (a)	420,891	17,976
Arch Coal, Inc.	327,055	8,373
Carrizo Oil & Gas, Inc. (a)	438,502	16,838
Chesapeake Energy Corp.	1,036,165	35,592
ConocoPhillips	231,500	16,666
CONSOL Energy, Inc.	270,700	14,510
El Paso Corp.	7,302,530	150,067
Forest Oil Corp. (a)	1,314,652	34,181
HollyFrontier Corp.	812,048	61,220
Nexen, Inc.	188,000	4,386
Overseas Shipholding Group, Inc. (e)	494,592	12,038
Paladin Energy Ltd. (Australia) (a)	2,042,400	5,879
Peabody Energy Corp.	2,135,714	122,739
Range Resources Corp.	272,200	17,737
		518,202
TOTAL ENERGY		688,133
FINANCIALS - 5.5%
Commercial Banks - 3.3%
Huntington Bancshares, Inc.	11,032,080	66,689
Regions Financial Corp.	2,011,695	12,251
SunTrust Banks, Inc.	1,805,500	44,217
Wells Fargo & Co.	894,194	24,984
		148,141
Consumer Finance - 0.6%
American Express Co.	501,647	25,102
Diversified Financial Services - 0.1%
Citigroup, Inc.	163,840	6,282
Insurance - 0.6%
Assured Guaranty Ltd.	1,249,684	17,683
Lincoln National Corp.	435,700	11,546
		29,229
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
FelCor Lodging Trust, Inc. (a)	1,085,852	$ 5,581
Host Hotels & Resorts, Inc.	1,016,122	16,106
Sabra Health Care REIT, Inc.	547,507	7,890
		29,577
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	851,444	10,430
TOTAL FINANCIALS		248,761
HEALTH CARE - 5.5%
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	419,708	12,377
Health Care Providers & Services - 4.0%
Community Health Systems, Inc. (a)	554,676	14,333
DaVita, Inc. (a)	503,747	42,083
HCA Holdings, Inc.	305,500	8,151
Kindred Healthcare, Inc. (a)	108,330	2,041
Sun Healthcare Group, Inc. (a)	547,507	3,833
Tenet Healthcare Corp. (a)	19,484,059	108,331
		178,772
Pharmaceuticals - 1.2%
Hospira, Inc. (a)	630,858	32,249
Merck & Co., Inc.	730,200	24,922
		57,171
TOTAL HEALTH CARE		248,320
INDUSTRIALS - 16.6%
Aerospace & Defense - 0.9%
American Science & Engineering, Inc.	85,370	6,926
Teledyne Technologies, Inc. (a)	340,694	18,476
Textron, Inc.	602,700	13,940
		39,342
Airlines - 1.6%
AMR Corp. (a)(e)	1,140,630	4,836
Delta Air Lines, Inc. (a)	5,499,749	43,393
Southwest Airlines Co.	571,283	5,690
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
United Continental Holdings, Inc. (a)	370,700	$ 6,717
US Airways Group, Inc. (a)	2,034,580	12,696
		73,332
Building Products - 3.2%
Armstrong World Industries, Inc.	1,173,030	46,335
Masco Corp.	976,841	10,306
Owens Corning (a)	2,363,301	84,086
Owens Corning warrants 10/31/13 (a)	406,600	1,586
		142,313
Commercial Services & Supplies - 3.0%
Cenveo, Inc. (a)(f)	3,658,300	21,182
Deluxe Corp.	1,786,873	42,063
R.R. Donnelley & Sons Co.	450,900	8,481
Republic Services, Inc.	1,317,784	38,255
The Brink's Co.	464,740	13,868
Waste Management, Inc.	340,992	10,738
		134,587
Electrical Equipment - 2.5%
Belden, Inc.	1,170,366	43,128
Emerson Electric Co.	163,500	8,026
General Cable Corp. (a)	549,400	21,850
Polypore International, Inc. (a)	548,400	37,291
		110,295
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	109,910	4,751
General Electric Co.	1,103,883	19,771
Tyco International Ltd.	328,233	14,537
		39,059
Machinery - 2.9%
Accuride Corp. warrants 2/26/12 (a)	778,347	54
Fiat Industrial SpA (a)	1,634,423	21,617
Ingersoll-Rand Co. Ltd.	1,346,900	50,401
Navistar International Corp. (a)	69,800	3,581
Stanley Black & Decker, Inc.	349,717	23,001
Timken Co.	464,948	20,304
WABCO Holdings, Inc. (a)	211,533	13,337
		132,295
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	$ 9,322
Road & Rail - 1.2%
Avis Budget Group, Inc. (a)	719,914	10,878
CSX Corp.	328,200	8,064
Hertz Global Holdings, Inc. (a)	2,518,600	35,437
		54,379
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (e)	656,176	10,440
TOTAL INDUSTRIALS		745,364
INFORMATION TECHNOLOGY - 10.5%
Communications Equipment - 0.1%
JDS Uniphase Corp. (a)	163,300	2,147
Computers & Peripherals - 1.2%
Apple, Inc. (a)	139,886	54,623
Electronic Equipment & Components - 1.8%
Avnet, Inc. (a)	328,000	9,610
DDi Corp.	295,899	2,435
Flextronics International Ltd. (a)	7,305,346	47,119
TTM Technologies, Inc. (a)	724,200	10,030
Viasystems Group, Inc. (a)	540,460	12,128
		81,322
Internet Software & Services - 0.1%
VeriSign, Inc.	194,300	6,064
IT Services - 0.6%
Alliance Data Systems Corp. (a)(e)	114,000	11,211
CACI International, Inc. Class A (a)	248,000	14,652
		25,863
Office Electronics - 0.3%
Xerox Corp.	1,215,542	11,341
Semiconductors & Semiconductor Equipment - 6.3%
Amkor Technology, Inc. (a)(e)	5,242,218	27,941
Cypress Semiconductor Corp.	651,200	13,402
Fairchild Semiconductor International, Inc. (a)	548,500	8,233
Freescale Semiconductor Holdings I Ltd.	365,800	5,974
Intel Corp.	454,981	10,160
Intersil Corp. Class A	1,460,387	17,598
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micron Technology, Inc. (a)	1,737,600	$ 12,806
ON Semiconductor Corp. (a)	21,279,802	184,921
		281,035
Software - 0.1%
Microsoft Corp.	108,800	2,981
Nuance Communications, Inc. (a)	163,600	3,274
		6,255
TOTAL INFORMATION TECHNOLOGY		468,650
MATERIALS - 15.7%
Chemicals - 13.0%
Albemarle Corp.	243,379	16,204
Arch Chemicals, Inc.	344,342	16,225
Celanese Corp. Class A	1,506,819	83,071
Dow Chemical Co.	1,651,894	57,602
Ferro Corp. (a)	617,100	8,035
FMC Corp.	178,600	15,640
H.B. Fuller Co.	988,225	22,591
LyondellBasell Industries NV Class A	6,788,309	267,863
OMNOVA Solutions, Inc. (a)(f)	2,749,107	18,584
Phosphate Holdings, Inc. (a)	307,500	2,891
Solutia, Inc. (a)	657,600	14,099
W.R. Grace & Co. (a)	1,225,761	61,827
		584,632
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	571,323	35,114
Metals & Mining - 1.6%
AngloGold Ashanti Ltd. sponsored ADR	526,100	22,065
Compass Minerals International, Inc.	258,500	20,354
Ormet Corp. (a)	330,000	2,079
Ormet Corp. (a)(h)	1,075,000	6,773
Teck Resources Ltd. Class B (sub. vtg.)	417,300	20,677
		71,948
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	518,300	10,464
TOTAL MATERIALS		702,158
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.	771,680	$ 28,637
PAETEC Holding Corp. (a)	2,166,533	9,576
		38,213
Wireless Telecommunication Services - 1.3%
Crown Castle International Corp. (a)	830,591	36,048
Sprint Nextel Corp. (a)	5,692,987	24,081
		60,129
TOTAL TELECOMMUNICATION SERVICES		98,342
UTILITIES - 3.9%
Independent Power Producers & Energy Traders - 3.9%
Calpine Corp. (a)	2,479,900	40,298
The AES Corp. (a)	10,901,923	134,203
		174,501
TOTAL COMMON STOCKS (Cost $3,692,145)		4,321,410
Nonconvertible Preferred Stocks - 0.3%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,671
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125%	439,013	11,248
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		14,919
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	34
7.125% 7/15/13 (d)	8,320	91
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
7.2% 1/15/11 (d)	$ 22,980	$ 250
8.25% 7/15/23 (d)	25,035	273
8.375% 7/15/33 (d)	50,210	547
8.8% 3/1/21 (d)	10,765	117
		1,312
Hotels, Restaurants & Leisure - 0.0%
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	1
7.75% 8/15/16 (d)	9,380	1
		2
TOTAL CONSUMER DISCRETIONARY		1,314
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Regions Bank 6.45% 6/26/37	5,430	4,724
INDUSTRIALS - 0.0%
Airlines - 0.0%
Northwest Airlines, Inc. 9.875% 3/15/07 (d)	7,000	0
TOTAL NONCONVERTIBLE BONDS (Cost $11,655)		6,038
Floating Rate Loans - 0.1%

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7282% 10/10/17 (g) (Cost $4,653)	5,458	4,086
Money Market Funds - 4.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.14% (b)	139,877,222	$ 139,877
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	55,266,648	55,267
TOTAL MONEY MARKET FUNDS (Cost $195,144)		195,144
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $3,922,804)		4,541,597
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(55,438)
NET ASSETS - 100%		$ 4,486,159
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,773,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 250
Fidelity Securities Lending Cash Central Fund	526
Total	$ 776
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 23,767	$ -	$ 1,146	$ -	$ 21,182
Gray Television, Inc.	7,399	1,624	-	-	9,152
Nexstar Broadcasting Group, Inc. Class A	6,105	-	-	-	9,903
OMNOVA Solutions, Inc.	-	22,300	-	-	18,584
ON Semiconductor Corp.	155,780	-	20,281	-	-
Ormet Corp.	957	-	-	-	-
Ormet Corp.	3,118	-	-	-	-
Service Corp. International	150,430	-	18,657	2,859	160,784
Total	$ 347,556	$ 23,924	$ 40,084	$ 2,859	$ 219,605
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 822,267	$ 822,267	$ -	$ -
Consumer Staples	128,585	124,914	-	3,671
Energy	688,133	688,133	-	-
Financials	260,009	260,009	-	-
Health Care	248,320	248,320	-	-
Industrials	745,364	745,364	-	-
Information Technology	468,650	468,650	-	-
Materials	702,158	702,158	-	-
Telecommunication Services	98,342	98,342	-	-
Utilities	174,501	174,501	-	-
Corporate Bonds	6,038	-	4,724	1,314
Floating Rate Loans	4,086	-	4,086	-
Money Market Funds	195,144	195,144	-	-
Total Investments in Securities:	$ 4,541,597	$ 4,527,802	$ 8,810	$ 4,985
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 4,950
Total Realized Gain (Loss)	(1)
Total Unrealized Gain (Loss)	(21,915)
Cost of Purchases	-
Proceeds of Sales	(19,680)
Amortization/Accretion	264
Transfers in to Level 3	41,367
Transfers out of Level 3	-
Ending Balance	$ 4,985
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (21,915)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.6%
Netherlands	6.0%
Ireland	1.1%
Singapore	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $728,972,000 of which $37,148,000 and $691,824,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $53,743) - See accompanying schedule: Unaffiliated issuers (cost $3,510,832)	$ 4,126,848
Fidelity Central Funds (cost $195,144)	195,144
Other affiliated issuers (cost $216,828)	219,605
Total Investments (cost $3,922,804)		$ 4,541,597
Cash		1
Receivable for investments sold		27,147
Receivable for fund shares sold		2,566
Dividends receivable		839
Interest receivable		71
Distributions receivable from Fidelity Central Funds		45
Other receivables		63
Total assets		4,572,329

Liabilities
Payable for investments purchased	$ 13,853
Payable for fund shares redeemed	13,798
Accrued management fee	2,388
Other affiliated payables	814
Other payables and accrued expenses	50
Collateral on securities loaned, at value	55,267
Total liabilities		86,170

Net Assets		$ 4,486,159
Net Assets consist of:
Paid in capital		$ 4,610,149
Distributions in excess of net investment income		(1,080)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(741,705)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		618,795
Net Assets		$ 4,486,159

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,931,252 ÷ 136,261 shares)	$ 28.85

Class K: Net Asset Value, offering price and redemption price per share ($554,907 ÷ 19,225 shares)	$ 28.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends (including $2,859 earned from other affiliated issuers)		$ 34,277
Interest		4,197
Income from Fidelity Central Funds		776
Total income		39,250

Expenses
Management fee	$ 28,332
Transfer agent fees	9,001
Accounting and security lending fees	1,090
Custodian fees and expenses	57
Independent trustees' compensation	25
Registration fees	97
Audit	64
Legal	45
Miscellaneous	52
Total expenses before reductions	38,763
Expense reductions	(204)	38,559
Net investment income (loss)		691
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,112
Other affiliated issuers	16,077
Foreign currency transactions	(13)
Total net realized gain (loss)		265,176
Change in net unrealized appreciation (depreciation) on: Investment securities	656,092
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		656,096
Net gain (loss)		921,272
Net increase (decrease) in net assets resulting from operations		$ 921,963

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 691	$ 13,810
Net realized gain (loss)	265,176	201,065
Change in net unrealized appreciation (depreciation)	656,096	593,648
Net increase (decrease) in net assets resulting from operations	921,963	808,523
Distributions to shareholders from net investment income	(19,058)	(23,690)
Share transactions - net increase (decrease)	(810,250)	(373,729)
Redemption fees	558	970
Total increase (decrease) in net assets	93,213	412,074

Net Assets
Beginning of period	4,392,946	3,980,872
End of period (including distributions in excess of net investment income of $1,080 and undistributed net investment income of $10,281, respectively)	$ 4,486,159	$ 4,392,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.50	$ 19.55	$ 31.09	$ 33.78	$ 28.07
Income from Investment Operations
Net investment income (loss) B	-G	.07	.21	.14	.44 E
Net realized and unrealized gain (loss)	5.46	3.99	(11.37)	(1.06)	6.78
Total from investment operations	5.46	4.06	(11.16)	(.92)	7.22
Distributions from net investment income	(.11)	(.11)	(.14)	(.39)	(.12)
Distributions from net realized gain	-	-	(.25)	(1.39)	(1.40)
Total distributions	(.11)	(.11)	(.39)	(1.78)	(1.52)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 28.85	$ 23.50	$ 19.55	$ 31.09	$ 33.78
Total Return A	23.27%	20.84%	(35.99)%	(2.76)%	27.08%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.92%	.83%	.83%
Expenses net of fee waivers, if any	.85%	.88%	.92%	.83%	.83%
Expenses net of all reductions	.84%	.88%	.92%	.83%	.83%
Net investment income (loss)	- H	.29%	1.17%	.44%	1.43% E
Supplemental Data
Net assets, end of period (in millions)	$ 3,931	$ 3,983	$ 3,714	$ 8,032	$ 7,830
Portfolio turnover rate D	18%	21%	34%	30%	20%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Amount represents less than .01%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.52	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.04	.11	.21	.05
Net realized and unrealized gain (loss)	5.45	4.00	(11.35)	(3.04)
Total from investment operations	5.49	4.11	(11.14)	(2.99)
Distributions from net investment income	(.15)	(.15)	(.17)	-
Distributions from net realized gain	-	-	(.25)	-
Total distributions	(.15)	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	- I	.01	- I
Net asset value, end of period	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Total Return B,C	23.45%	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.69%	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.69%	.71%	.70% A
Net investment income (loss)	.16%	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 554,907	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	18%	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the foreign currency transactions, market discount, equity-debt classifications, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,091,369
Gross unrealized depreciation	(485,274)
Net unrealized appreciation (depreciation) on securities and other investments	$ 606,095

Tax Cost	$ 3,935,502

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (728,972)
Net unrealized appreciation (depreciation)	$ 606,097

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 19,058	$ 23,690

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $807,901 and $1,685,183, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 8,747.21
Class K	254.05
	$ 9,001

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $526. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $203 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Leveraged Company Stock	$ 16,431	$ 21,247
Class K	2,627	2,443
Total	$ 19,058	$ 23,690

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Leveraged Company Stock
Shares sold	21,818	36,532	$ 623,715	$ 843,196
Conversion to Class K	-	(2,316)	-	(48,185)
Reinvestment of distributions	608	940	15,688	20,361
Shares redeemed	(55,621)	(55,646)	(1,504,254)	(1,272,555)
Net increase (decrease)	(33,195)	(20,490)	$ (864,851)	$ (457,183)
Class K
Shares sold	7,678	5,965	$ 217,275	$ 138,844
Conversion from Leveraged Company Stock	-	2,315	-	48,185
Reinvestment of distributions	103	113	2,627	2,443
Shares redeemed	(5,983)	(4,631)	(165,301)	(106,018)
Net increase (decrease)	1,798	3,762	$ 54,601	$ 83,454

A Conversion transactions for Class K and Leveraged Company Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management poitions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Puritan Trust: (2001). Trustee of Fidelity Securities Fund: (2002). Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Market Management Group (Pyramis) (2003-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Name, Age; Principal Occupation
Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Leveraged Company Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the one-year total return of the retail class of the fund was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
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1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
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New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
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3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
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Pennsylvania

600 West DeKalb Pike
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1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
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Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
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2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

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JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

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LSF-UANN-0911
1.789248.108

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	23.45%	3.46%	13.40%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year ending July 31, 2011, the fund's Class K shares returned 23.45%, outperforming the S&P 500® and the 23.17% gain of the Credit Suisse Leveraged Equity Index. Stock picking in materials, consumer discretionary and capital goods contributed the most versus the S&P 500. Underweighting financials also helped, although that benefit was somewhat offset by weak security selection there. Top relative contributors included chemicals companies Celanese, LyondellBassell Industries and W.R. Grace, and investments in energy companies El Paso and Frontier Oil, now part of HollyFrontier. Conversely, unfavorable stock picks in transportation hurt, as did overweighting banks. The fund's high-yield bond position also was a negative. Delta Air Lines and petroleum shipping company Overseas Shipholding Group detracted, as did underweighting computer giant Apple and not owning integrated oil company Exxon Mobil, two index heavyweights that outperformed. Several of the stocks I've mentioned were not part of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Leveraged Company Stock	.84%
Actual		$ 1,000.00	$ 989.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Class K	.69%
Actual		$ 1,000.00	$ 990.40	$ 3.41
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.0	2.1
ON Semiconductor Corp.	4.1	5.0
Service Corp. International	3.6	2.8
El Paso Corp.	3.3	2.8
The AES Corp.	3.0	2.8
Peabody Energy Corp.	2.7	2.6
Tenet Healthcare Corp.	2.4	2.6
Comcast Corp. Class A	2.1	1.5
Owens Corning	1.9	1.9
Celanese Corp. Class A	1.8	2.1
	30.9
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.3	17.0
Industrials	16.6	17.0
Materials	15.7	12.6
Energy	15.3	14.1
Information Technology	10.5	11.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 96.6%		Stocks 94.0%
	Bonds 0.1%		Bonds 1.0%
	Convertible Securities 0.0%		Convertible Securities 0.3%
	Other Investments 0.1%		Other Investments 0.5%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	12.4%	** Foreign investments	8.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.3%
Auto Components - 1.8%
Exide Technologies (a)	3,643,393	$ 26,087
Johnson Controls, Inc.	548,300	20,260
Tenneco, Inc. (a)	97,700	3,902
The Goodyear Tire & Rubber Co. (a)	564,063	9,121
TRW Automotive Holdings Corp. (a)	399,400	20,158
		79,528
Automobiles - 1.3%
Daimler AG (United States)	209,400	15,108
General Motors Co.	769,284	21,294
General Motors Co.:
warrants 7/10/16 (a)	437,166	8,232
warrants 7/10/19 (a)	437,166	5,941
Toyota Motor Corp. sponsored ADR (e)	89,500	7,332
		57,907
Diversified Consumer Services - 3.8%
Service Corp. International (f)	15,356,618	160,784
Stewart Enterprises, Inc. Class A	1,515,242	10,531
		171,315
Hotels, Restaurants & Leisure - 1.3%
Ameristar Casinos, Inc.	110,100	2,444
Biglari Holdings, Inc. (a)	32,970	12,139
Domino's Pizza, Inc. (a)	483,695	12,997
O'Charleys, Inc. (a)	207,849	1,266
Penn National Gaming, Inc. (a)	582,836	24,438
Wendy's Co. (a)	546,800	2,882
		56,166
Household Durables - 1.8%
Harman International Industries, Inc.	529,149	22,013
Hovnanian Enterprises, Inc. Class A (a)(e)	1,419,000	2,724
Lennar Corp. Class A	983,400	17,396
Newell Rubbermaid, Inc.	2,516,201	39,051
		81,184
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	1,630,035	10,351
Media - 3.7%
AMC Networks, Inc. Class A	135,331	5,033
Belo Corp. Series A	163,800	1,145
Cablevision Systems Corp. - NY Group Class A	541,324	13,187
Cinemark Holdings, Inc.	1,554,497	30,297
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast Corp. Class A	3,962,898	$ 95,189
Gray Television, Inc. (a)(f)	3,766,164	9,152
LIN TV Corp. Class A (a)	818,437	3,356
Nexstar Broadcasting Group, Inc. Class A (a)(f)	1,130,500	9,903
		167,262
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	385,122	8,292
Charming Shoppes, Inc. (a)	3,932,700	16,124
GameStop Corp. Class A (a)	2,149,577	50,687
Sally Beauty Holdings, Inc. (a)	300,000	5,160
		80,263
Textiles, Apparel & Luxury Goods - 2.6%
Coach, Inc.	314,020	20,273
Deckers Outdoor Corp. (a)	467,786	46,428
Hanesbrands, Inc. (a)	404,100	12,329
PVH Corp.	548,718	39,261
		118,291
TOTAL CONSUMER DISCRETIONARY		822,267
CONSUMER STAPLES - 2.8%
Food & Staples Retailing - 0.6%
Whole Foods Market, Inc.	414,669	27,658
Food Products - 2.0%
Darling International, Inc. (a)	4,479,620	75,616
Smithfield Foods, Inc. (a)	559,606	12,323
		87,939
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	9,317
TOTAL CONSUMER STAPLES		124,914
ENERGY - 15.3%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	218,000	16,869
Ensco International Ltd. ADR	110,000	5,858
Exterran Holdings, Inc. (a)	1,019,808	18,846
Halliburton Co.	919,493	50,324
Noble Corp.	524,700	19,346
Oil States International, Inc. (a)	270,700	21,845
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Parker Drilling Co. (a)	1,200,000	$ 7,608
Rowan Companies, Inc. (a)	321,100	12,577
Schlumberger Ltd.	109,400	9,886
Transocean Ltd. (United States)	110,000	6,772
		169,931
Oil, Gas & Consumable Fuels - 11.5%
Alpha Natural Resources, Inc. (a)	420,891	17,976
Arch Coal, Inc.	327,055	8,373
Carrizo Oil & Gas, Inc. (a)	438,502	16,838
Chesapeake Energy Corp.	1,036,165	35,592
ConocoPhillips	231,500	16,666
CONSOL Energy, Inc.	270,700	14,510
El Paso Corp.	7,302,530	150,067
Forest Oil Corp. (a)	1,314,652	34,181
HollyFrontier Corp.	812,048	61,220
Nexen, Inc.	188,000	4,386
Overseas Shipholding Group, Inc. (e)	494,592	12,038
Paladin Energy Ltd. (Australia) (a)	2,042,400	5,879
Peabody Energy Corp.	2,135,714	122,739
Range Resources Corp.	272,200	17,737
		518,202
TOTAL ENERGY		688,133
FINANCIALS - 5.5%
Commercial Banks - 3.3%
Huntington Bancshares, Inc.	11,032,080	66,689
Regions Financial Corp.	2,011,695	12,251
SunTrust Banks, Inc.	1,805,500	44,217
Wells Fargo & Co.	894,194	24,984
		148,141
Consumer Finance - 0.6%
American Express Co.	501,647	25,102
Diversified Financial Services - 0.1%
Citigroup, Inc.	163,840	6,282
Insurance - 0.6%
Assured Guaranty Ltd.	1,249,684	17,683
Lincoln National Corp.	435,700	11,546
		29,229
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
FelCor Lodging Trust, Inc. (a)	1,085,852	$ 5,581
Host Hotels & Resorts, Inc.	1,016,122	16,106
Sabra Health Care REIT, Inc.	547,507	7,890
		29,577
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	851,444	10,430
TOTAL FINANCIALS		248,761
HEALTH CARE - 5.5%
Health Care Equipment & Supplies - 0.3%
Alere, Inc. (a)	419,708	12,377
Health Care Providers & Services - 4.0%
Community Health Systems, Inc. (a)	554,676	14,333
DaVita, Inc. (a)	503,747	42,083
HCA Holdings, Inc.	305,500	8,151
Kindred Healthcare, Inc. (a)	108,330	2,041
Sun Healthcare Group, Inc. (a)	547,507	3,833
Tenet Healthcare Corp. (a)	19,484,059	108,331
		178,772
Pharmaceuticals - 1.2%
Hospira, Inc. (a)	630,858	32,249
Merck & Co., Inc.	730,200	24,922
		57,171
TOTAL HEALTH CARE		248,320
INDUSTRIALS - 16.6%
Aerospace & Defense - 0.9%
American Science & Engineering, Inc.	85,370	6,926
Teledyne Technologies, Inc. (a)	340,694	18,476
Textron, Inc.	602,700	13,940
		39,342
Airlines - 1.6%
AMR Corp. (a)(e)	1,140,630	4,836
Delta Air Lines, Inc. (a)	5,499,749	43,393
Southwest Airlines Co.	571,283	5,690
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
United Continental Holdings, Inc. (a)	370,700	$ 6,717
US Airways Group, Inc. (a)	2,034,580	12,696
		73,332
Building Products - 3.2%
Armstrong World Industries, Inc.	1,173,030	46,335
Masco Corp.	976,841	10,306
Owens Corning (a)	2,363,301	84,086
Owens Corning warrants 10/31/13 (a)	406,600	1,586
		142,313
Commercial Services & Supplies - 3.0%
Cenveo, Inc. (a)(f)	3,658,300	21,182
Deluxe Corp.	1,786,873	42,063
R.R. Donnelley & Sons Co.	450,900	8,481
Republic Services, Inc.	1,317,784	38,255
The Brink's Co.	464,740	13,868
Waste Management, Inc.	340,992	10,738
		134,587
Electrical Equipment - 2.5%
Belden, Inc.	1,170,366	43,128
Emerson Electric Co.	163,500	8,026
General Cable Corp. (a)	549,400	21,850
Polypore International, Inc. (a)	548,400	37,291
		110,295
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	109,910	4,751
General Electric Co.	1,103,883	19,771
Tyco International Ltd.	328,233	14,537
		39,059
Machinery - 2.9%
Accuride Corp. warrants 2/26/12 (a)	778,347	54
Fiat Industrial SpA (a)	1,634,423	21,617
Ingersoll-Rand Co. Ltd.	1,346,900	50,401
Navistar International Corp. (a)	69,800	3,581
Stanley Black & Decker, Inc.	349,717	23,001
Timken Co.	464,948	20,304
WABCO Holdings, Inc. (a)	211,533	13,337
		132,295
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Marine - 0.2%
Navios Maritime Holdings, Inc.	2,162,794	$ 9,322
Road & Rail - 1.2%
Avis Budget Group, Inc. (a)	719,914	10,878
CSX Corp.	328,200	8,064
Hertz Global Holdings, Inc. (a)	2,518,600	35,437
		54,379
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co. (e)	656,176	10,440
TOTAL INDUSTRIALS		745,364
INFORMATION TECHNOLOGY - 10.5%
Communications Equipment - 0.1%
JDS Uniphase Corp. (a)	163,300	2,147
Computers & Peripherals - 1.2%
Apple, Inc. (a)	139,886	54,623
Electronic Equipment & Components - 1.8%
Avnet, Inc. (a)	328,000	9,610
DDi Corp.	295,899	2,435
Flextronics International Ltd. (a)	7,305,346	47,119
TTM Technologies, Inc. (a)	724,200	10,030
Viasystems Group, Inc. (a)	540,460	12,128
		81,322
Internet Software & Services - 0.1%
VeriSign, Inc.	194,300	6,064
IT Services - 0.6%
Alliance Data Systems Corp. (a)(e)	114,000	11,211
CACI International, Inc. Class A (a)	248,000	14,652
		25,863
Office Electronics - 0.3%
Xerox Corp.	1,215,542	11,341
Semiconductors & Semiconductor Equipment - 6.3%
Amkor Technology, Inc. (a)(e)	5,242,218	27,941
Cypress Semiconductor Corp.	651,200	13,402
Fairchild Semiconductor International, Inc. (a)	548,500	8,233
Freescale Semiconductor Holdings I Ltd.	365,800	5,974
Intel Corp.	454,981	10,160
Intersil Corp. Class A	1,460,387	17,598
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micron Technology, Inc. (a)	1,737,600	$ 12,806
ON Semiconductor Corp. (a)	21,279,802	184,921
		281,035
Software - 0.1%
Microsoft Corp.	108,800	2,981
Nuance Communications, Inc. (a)	163,600	3,274
		6,255
TOTAL INFORMATION TECHNOLOGY		468,650
MATERIALS - 15.7%
Chemicals - 13.0%
Albemarle Corp.	243,379	16,204
Arch Chemicals, Inc.	344,342	16,225
Celanese Corp. Class A	1,506,819	83,071
Dow Chemical Co.	1,651,894	57,602
Ferro Corp. (a)	617,100	8,035
FMC Corp.	178,600	15,640
H.B. Fuller Co.	988,225	22,591
LyondellBasell Industries NV Class A	6,788,309	267,863
OMNOVA Solutions, Inc. (a)(f)	2,749,107	18,584
Phosphate Holdings, Inc. (a)	307,500	2,891
Solutia, Inc. (a)	657,600	14,099
W.R. Grace & Co. (a)	1,225,761	61,827
		584,632
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	571,323	35,114
Metals & Mining - 1.6%
AngloGold Ashanti Ltd. sponsored ADR	526,100	22,065
Compass Minerals International, Inc.	258,500	20,354
Ormet Corp. (a)	330,000	2,079
Ormet Corp. (a)(h)	1,075,000	6,773
Teck Resources Ltd. Class B (sub. vtg.)	417,300	20,677
		71,948
Paper & Forest Products - 0.3%
Neenah Paper, Inc.	518,300	10,464
TOTAL MATERIALS		702,158
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.	771,680	$ 28,637
PAETEC Holding Corp. (a)	2,166,533	9,576
		38,213
Wireless Telecommunication Services - 1.3%
Crown Castle International Corp. (a)	830,591	36,048
Sprint Nextel Corp. (a)	5,692,987	24,081
		60,129
TOTAL TELECOMMUNICATION SERVICES		98,342
UTILITIES - 3.9%
Independent Power Producers & Energy Traders - 3.9%
Calpine Corp. (a)	2,479,900	40,298
The AES Corp. (a)	10,901,923	134,203
		174,501
TOTAL COMMON STOCKS (Cost $3,692,145)		4,321,410
Nonconvertible Preferred Stocks - 0.3%

CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,671
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I Series 2, 8.125%	439,013	11,248
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,207)		14,919
Nonconvertible Bonds - 0.1%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	34
7.125% 7/15/13 (d)	8,320	91
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
General Motors Corp.: - continued
7.2% 1/15/11 (d)	$ 22,980	$ 250
8.25% 7/15/23 (d)	25,035	273
8.375% 7/15/33 (d)	50,210	547
8.8% 3/1/21 (d)	10,765	117
		1,312
Hotels, Restaurants & Leisure - 0.0%
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	1
7.75% 8/15/16 (d)	9,380	1
		2
TOTAL CONSUMER DISCRETIONARY		1,314
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Regions Bank 6.45% 6/26/37	5,430	4,724
INDUSTRIALS - 0.0%
Airlines - 0.0%
Northwest Airlines, Inc. 9.875% 3/15/07 (d)	7,000	0
TOTAL NONCONVERTIBLE BONDS (Cost $11,655)		6,038
Floating Rate Loans - 0.1%

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7282% 10/10/17 (g) (Cost $4,653)	5,458	4,086
Money Market Funds - 4.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.14% (b)	139,877,222	$ 139,877
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	55,266,648	55,267
TOTAL MONEY MARKET FUNDS (Cost $195,144)		195,144
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $3,922,804)		4,541,597
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(55,438)
NET ASSETS - 100%		$ 4,486,159
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,773,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 250
Fidelity Securities Lending Cash Central Fund	526
Total	$ 776
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 23,767	$ -	$ 1,146	$ -	$ 21,182
Gray Television, Inc.	7,399	1,624	-	-	9,152
Nexstar Broadcasting Group, Inc. Class A	6,105	-	-	-	9,903
OMNOVA Solutions, Inc.	-	22,300	-	-	18,584
ON Semiconductor Corp.	155,780	-	20,281	-	-
Ormet Corp.	957	-	-	-	-
Ormet Corp.	3,118	-	-	-	-
Service Corp. International	150,430	-	18,657	2,859	160,784
Total	$ 347,556	$ 23,924	$ 40,084	$ 2,859	$ 219,605
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 822,267	$ 822,267	$ -	$ -
Consumer Staples	128,585	124,914	-	3,671
Energy	688,133	688,133	-	-
Financials	260,009	260,009	-	-
Health Care	248,320	248,320	-	-
Industrials	745,364	745,364	-	-
Information Technology	468,650	468,650	-	-
Materials	702,158	702,158	-	-
Telecommunication Services	98,342	98,342	-	-
Utilities	174,501	174,501	-	-
Corporate Bonds	6,038	-	4,724	1,314
Floating Rate Loans	4,086	-	4,086	-
Money Market Funds	195,144	195,144	-	-
Total Investments in Securities:	$ 4,541,597	$ 4,527,802	$ 8,810	$ 4,985
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 4,950
Total Realized Gain (Loss)	(1)
Total Unrealized Gain (Loss)	(21,915)
Cost of Purchases	-
Proceeds of Sales	(19,680)
Amortization/Accretion	264
Transfers in to Level 3	41,367
Transfers out of Level 3	-
Ending Balance	$ 4,985
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (21,915)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.6%
Netherlands	6.0%
Ireland	1.1%
Singapore	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $728,972,000 of which $37,148,000 and $691,824,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $53,743) - See accompanying schedule: Unaffiliated issuers (cost $3,510,832)	$ 4,126,848
Fidelity Central Funds (cost $195,144)	195,144
Other affiliated issuers (cost $216,828)	219,605
Total Investments (cost $3,922,804)		$ 4,541,597
Cash		1
Receivable for investments sold		27,147
Receivable for fund shares sold		2,566
Dividends receivable		839
Interest receivable		71
Distributions receivable from Fidelity Central Funds		45
Other receivables		63
Total assets		4,572,329

Liabilities
Payable for investments purchased	$ 13,853
Payable for fund shares redeemed	13,798
Accrued management fee	2,388
Other affiliated payables	814
Other payables and accrued expenses	50
Collateral on securities loaned, at value	55,267
Total liabilities		86,170

Net Assets		$ 4,486,159
Net Assets consist of:
Paid in capital		$ 4,610,149
Distributions in excess of net investment income		(1,080)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(741,705)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		618,795
Net Assets		$ 4,486,159

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,931,252 ÷ 136,261 shares)	$ 28.85

Class K: Net Asset Value, offering price and redemption price per share ($554,907 ÷ 19,225 shares)	$ 28.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011

Investment Income
Dividends (including $2,859 earned from other affiliated issuers)		$ 34,277
Interest		4,197
Income from Fidelity Central Funds		776
Total income		39,250

Expenses
Management fee	$ 28,332
Transfer agent fees	9,001
Accounting and security lending fees	1,090
Custodian fees and expenses	57
Independent trustees' compensation	25
Registration fees	97
Audit	64
Legal	45
Miscellaneous	52
Total expenses before reductions	38,763
Expense reductions	(204)	38,559
Net investment income (loss)		691
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,112
Other affiliated issuers	16,077
Foreign currency transactions	(13)
Total net realized gain (loss)		265,176
Change in net unrealized appreciation (depreciation) on: Investment securities	656,092
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		656,096
Net gain (loss)		921,272
Net increase (decrease) in net assets resulting from operations		$ 921,963

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 691	$ 13,810
Net realized gain (loss)	265,176	201,065
Change in net unrealized appreciation (depreciation)	656,096	593,648
Net increase (decrease) in net assets resulting from operations	921,963	808,523
Distributions to shareholders from net investment income	(19,058)	(23,690)
Share transactions - net increase (decrease)	(810,250)	(373,729)
Redemption fees	558	970
Total increase (decrease) in net assets	93,213	412,074

Net Assets
Beginning of period	4,392,946	3,980,872
End of period (including distributions in excess of net investment income of $1,080 and undistributed net investment income of $10,281, respectively)	$ 4,486,159	$ 4,392,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.50	$ 19.55	$ 31.09	$ 33.78	$ 28.07
Income from Investment Operations
Net investment income (loss) B	-G	.07	.21	.14	.44 E
Net realized and unrealized gain (loss)	5.46	3.99	(11.37)	(1.06)	6.78
Total from investment operations	5.46	4.06	(11.16)	(.92)	7.22
Distributions from net investment income	(.11)	(.11)	(.14)	(.39)	(.12)
Distributions from net realized gain	-	-	(.25)	(1.39)	(1.40)
Total distributions	(.11)	(.11)	(.39)	(1.78)	(1.52)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 28.85	$ 23.50	$ 19.55	$ 31.09	$ 33.78
Total Return A	23.27%	20.84%	(35.99)%	(2.76)%	27.08%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.88%	.92%	.83%	.83%
Expenses net of fee waivers, if any	.85%	.88%	.92%	.83%	.83%
Expenses net of all reductions	.84%	.88%	.92%	.83%	.83%
Net investment income (loss)	- H	.29%	1.17%	.44%	1.43% E
Supplemental Data
Net assets, end of period (in millions)	$ 3,931	$ 3,983	$ 3,714	$ 8,032	$ 7,830
Portfolio turnover rate D	18%	21%	34%	30%	20%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Amount represents less than .01%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 23.52	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.04	.11	.21	.05
Net realized and unrealized gain (loss)	5.45	4.00	(11.35)	(3.04)
Total from investment operations	5.49	4.11	(11.14)	(2.99)
Distributions from net investment income	(.15)	(.15)	(.17)	-
Distributions from net realized gain	-	-	(.25)	-
Total distributions	(.15)	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	- I	.01	- I
Net asset value, end of period	$ 28.86	$ 23.52	$ 19.56	$ 31.11
Total Return B,C	23.45%	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69%	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.69%	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.69%	.71%	.70% A
Net investment income (loss)	.16%	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 554,907	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	18%	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the foreign currency transactions, market discount, equity-debt classifications, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,091,369
Gross unrealized depreciation	(485,274)
Net unrealized appreciation (depreciation) on securities and other investments	$ 606,095

Tax Cost	$ 3,935,502

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (728,972)
Net unrealized appreciation (depreciation)	$ 606,097

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 19,058	$ 23,690

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $807,901 and $1,685,183, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 8,747.21
Class K	254.05
	$ 9,001

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $526. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $203 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Leveraged Company Stock	$ 16,431	$ 21,247
Class K	2,627	2,443
Total	$ 19,058	$ 23,690

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Leveraged Company Stock
Shares sold	21,818	36,532	$ 623,715	$ 843,196
Conversion to Class K	-	(2,316)	-	(48,185)
Reinvestment of distributions	608	940	15,688	20,361
Shares redeemed	(55,621)	(55,646)	(1,504,254)	(1,272,555)
Net increase (decrease)	(33,195)	(20,490)	$ (864,851)	$ (457,183)
Class K
Shares sold	7,678	5,965	$ 217,275	$ 138,844
Conversion from Leveraged Company Stock	-	2,315	-	48,185
Reinvestment of distributions	103	113	2,627	2,443
Shares redeemed	(5,983)	(4,631)	(165,301)	(106,018)
Net increase (decrease)	1,798	3,762	$ 54,601	$ 83,454

A Conversion transactions for Class K and Leveraged Company Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management poitions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Puritan Trust: (2001). Trustee of Fidelity Securities Fund: (2002). Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Market Management Group (Pyramis) (2003-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the one-year total return of the retail class of the fund was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

LSF-K-UANN-0911
1.863381.102

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	31.73%	11.31%	6.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.53%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: During the year, the fund's Retail Class shares returned 31.73%, topping the Nasdaq Composite® Index. Versus the index, stock selection in information technology was a positive factor. Stock picking in health care and consumer discretionary also helped, although the benefits were modestly dampened by unrewarding industry positioning. Rewarding picks and industry selection in industrials further lifted results. The top individual contributor was a large out-of-index position in data center operator Rackspace Hosting, whose stock was buoyed by strong demand for outsourcing corporate technology operations. Other contributors included out-of-benchmark holding Accretive Health, which provides revenue-enhancement services and software for hospitals; graphics chip supplier NVIDIA; women's athletic apparel maker lululemon athletica; and an underweighting in networking equipment provider and weak-performing index component Cisco Systems. Conversely, stock selection in financials hurt. Canadian smartphone maker Research In Motion, the largest individual detractor, lost market share in developed markets and couldn't capitalize on opportunities in emerging markets. Broadband provider Clearwire and for-profit education holding Strayer Education were other notable detractors. I sold Research In Motion and Strayer Education before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
OTC	.96%
Actual		$ 1,000.00	$ 1,037.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Class K	.82%
Actual		$ 1,000.00	$ 1,038.30	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.7	9.8
Google, Inc. Class A	8.4	7.7
Amazon.com, Inc.	4.2	2.2
NVIDIA Corp.	3.6	5.0
Cognizant Technology Solutions Corp. Class A	3.5	1.5
Amgen, Inc.	3.3	1.7
Vertex Pharmaceuticals, Inc.	3.0	0.4
QUALCOMM, Inc.	3.0	2.2
Rackspace Hosting, Inc.	3.0	3.6
Accretive Health, Inc.	2.9	1.3
	46.6
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	58.2	55.3
Consumer Discretionary	17.8	14.5
Health Care	15.3	13.2
Energy	2.8	2.7
Financials	2.4	5.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.6%		Stocks 100.2%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets (0.2)%†
* Foreign investments	8.6%	** Foreign investments	12.5%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.6%
Auto Components - 0.6%
Gentex Corp.	1,498,400	$ 42,465
Automobiles - 2.2%
Tesla Motors, Inc. (a)(d)	5,132,864	144,593
Volkswagen AG sponsored ADR	609,300	22,349
		166,942
Diversified Consumer Services - 0.0%
Coinstar, Inc. (a)	14,600	713
Global Education & Technology Group Ltd. ADR (a)	221,261	1,111
		1,824
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	529,000	24,530
Bravo Brio Restaurant Group, Inc.	661,025	14,774
China Lodging Group Ltd. ADR (a)(d)	188,800	3,236
Ctrip.com International Ltd. sponsored ADR (a)	16,900	779
Dunkin' Brands Group, Inc.	37,400	1,082
Las Vegas Sands Corp. (a)	54,900	2,590
Starbucks Corp.	2,536,800	101,700
Wynn Resorts Ltd.	4,700	722
		149,413
Household Durables - 1.1%
iRobot Corp. (a)(e)	1,657,886	57,960
Lennar Corp. Class A	221,900	3,925
PulteGroup, Inc. (a)	98,700	678
SodaStream International Ltd. (d)	327,858	24,048
Techtronic Industries Co. Ltd.	672,500	702
		87,313
Internet & Catalog Retail - 4.8%
Amazon.com, Inc. (a)	1,462,986	325,544
ASOS PLC (a)	272,328	10,148
E-Commerce China Dangdang, Inc. ADR (d)	62,900	711
Ocado Group PLC (a)	2,604,632	7,282
Priceline.com, Inc. (a)	28,200	15,162
Start Today Co. Ltd.	559,500	13,899
		372,746
Media - 5.8%
Comcast Corp. Class A	9,105,900	218,724
Discovery Communications, Inc. (a)	992,311	39,494
DISH Network Corp. Class A (a)	4,084,200	121,015
Focus Media Holding Ltd. ADR (a)	23,500	773
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
IMAX Corp. (a)	318,700	$ 6,043
Liberty Global, Inc. Class A (a)	17,400	727
Pandora Media, Inc. (d)	1,306,500	19,715
Sirius XM Radio, Inc. (a)(d)	17,256,800	36,412
WPP PLC sponsored ADR	11,900	673
		443,576
Specialty Retail - 0.0%
Francescas Holdings Corp.	9,100	239
I.T Ltd.	722,000	710
Teavana Holdings, Inc.	10,300	290
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	10,400	656
		1,895
Textiles, Apparel & Luxury Goods - 1.2%
Deckers Outdoor Corp. (a)	8,000	794
lululemon athletica, Inc. (a)	1,482,546	89,753
Polo Ralph Lauren Corp. Class A	5,100	689
Steven Madden Ltd. (a)	45,550	1,735
Trinity Ltd.	700,000	776
		93,747
TOTAL CONSUMER DISCRETIONARY		1,359,921
CONSUMER STAPLES - 1.1%
Beverages - 0.0%
Hansen Natural Corp. (a)	8,700	667
Food & Staples Retailing - 0.0%
Droga Raia SA	37,000	686
Whole Foods Market, Inc.	10,900	727
		1,413
Food Products - 1.1%
Green Mountain Coffee Roasters, Inc. (a)	699,500	72,713
Tingyi (Cayman Islands) Holding Corp. ADR	11,100	685
Want Want China Holdings Ltd. ADR	217,500	9,698
		83,096
Personal Products - 0.0%
USANA Health Sciences, Inc. (a)(d)	22,500	615
TOTAL CONSUMER STAPLES		85,791
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 2.8%
Energy Equipment & Services - 1.0%
ION Geophysical Corp. (a)	3,015,000	$ 30,572
Petroleum Geo-Services ASA sponsored ADR (a)	59,600	969
Saipem SpA ADR	1,035,700	26,990
Transocean Ltd. (United States)	401,800	24,735
		83,266
Oil, Gas & Consumable Fuels - 1.8%
Amyris, Inc. (d)	1,014,900	23,495
Brigham Exploration Co. (a)	311,900	9,918
Carrizo Oil & Gas, Inc. (a)	119,200	4,577
Georesources, Inc. (a)(d)(e)	1,869,300	47,705
Gulfport Energy Corp. (a)	83,600	3,048
KiOR, Inc. Class A (d)	122,600	1,772
Petroleum Development Corp. (a)(e)	1,219,551	44,294
Solazyme, Inc.	143,900	3,288
		138,097
TOTAL ENERGY		221,363
FINANCIALS - 2.4%
Capital Markets - 0.1%
Goldman Sachs Group, Inc.	58,000	7,828
Commercial Banks - 0.9%
Associated Banc-Corp.	54,700	747
Fulton Financial Corp.	63,700	647
HDFC Bank Ltd. sponsored ADR	1,251,000	43,485
Huntington Bancshares, Inc.	114,900	695
National Penn Bancshares, Inc.	88,300	710
Popular, Inc. (a)	271,600	652
Standard Chartered PLC	26,500	681
SVB Financial Group (a)	19,800	1,208
Wells Fargo & Co.	739,900	20,673
Zions Bancorporation	62,600	1,371
		70,869
Diversified Financial Services - 1.4%
Citigroup, Inc.	569,060	21,818
CME Group, Inc.	273,100	78,978
Hong Kong Exchanges and Clearing Ltd.	34,800	718
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	17,700	$ 716
NBH Holdings Corp. Class A (a)(f)	110,800	1,994
		104,224
Insurance - 0.0%
Protective Life Corp.	30,300	644
TOTAL FINANCIALS		183,565
HEALTH CARE - 15.3%
Biotechnology - 10.3%
Achillion Pharmaceuticals, Inc. (a)	456,472	3,382
Alexion Pharmaceuticals, Inc. (a)	109,920	6,243
Alnylam Pharmaceuticals, Inc. (a)	69,600	653
Amarin Corp. PLC ADR (a)	5,348,961	72,425
Amgen, Inc.	4,592,100	251,188
Amylin Pharmaceuticals, Inc. (a)	976,939	11,635
Anthera Pharmaceuticals, Inc. (a)	1,404,700	11,195
ARIAD Pharmaceuticals, Inc. (a)	83,400	992
Biogen Idec, Inc. (a)	14,200	1,447
BioMarin Pharmaceutical, Inc. (a)	98,800	3,086
Celgene Corp. (a)	539,616	31,999
Cepheid, Inc. (a)	361,600	13,654
Dendreon Corp. (a)	20,836	769
Genomic Health, Inc. (a)	26,320	707
Human Genome Sciences, Inc. (a)	2,237,012	47,000
ImmunoGen, Inc. (a)	297,309	4,023
Inhibitex, Inc. (a)	179,200	742
InterMune, Inc. (a)	666,320	22,242
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	2,084,400	31,162
Isis Pharmaceuticals, Inc. (a)(d)	80,849	699
NPS Pharmaceuticals, Inc. (a)	337,200	3,257
Pharmasset, Inc. (a)	171,300	20,792
Seattle Genetics, Inc. (a)	535,103	9,113
Targacept, Inc. (a)	216,749	4,430
Theravance, Inc. (a)	53,000	1,133
Vertex Pharmaceuticals, Inc. (a)	4,470,688	231,850
Vical, Inc. (a)	2,303,364	11,079
		796,897
Health Care Equipment & Supplies - 0.2%
Endologix, Inc. (a)	93,600	850
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (a)(d)	358,863	$ 10,339
Masimo Corp.	22,700	631
Zoll Medical Corp. (a)	49,800	3,469
		15,289
Health Care Providers & Services - 3.7%
Accretive Health, Inc. (a)(d)(e)	7,504,545	225,437
Express Scripts, Inc. (a)	1,083,300	58,780
		284,217
Health Care Technology - 0.2%
athenahealth, Inc. (a)	186,300	10,953
SXC Health Solutions Corp. (a)	12,200	772
		11,725
Life Sciences Tools & Services - 0.4%
Fluidigm Corp. (a)(d)	43,083	731
Illumina, Inc. (a)(d)	503,582	31,449
		32,180
Pharmaceuticals - 0.5%
Endocyte, Inc.	706,700	9,420
Shire PLC sponsored ADR	316,100	32,874
		42,294
TOTAL HEALTH CARE		1,182,602
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.1%
Bombardier, Inc.	264,100	1,603
Rolls-Royce Group PLC sponsored ADR	27,400	1,456
		3,059
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	9,500	687
Construction & Engineering - 0.0%
Fluor Corp.	10,500	667
Foster Wheeler AG (a)	53,984	1,463
		2,130
Electrical Equipment - 0.2%
Polypore International, Inc. (a)	182,200	12,390
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.0%
3D Systems Corp. (a)(d)	33,619	$ 720
Chart Industries, Inc. (a)	12,900	684
		1,404
Trading Companies & Distributors - 0.0%
Rush Enterprises, Inc. Class A (a)	34,900	698
TOTAL INDUSTRIALS		20,368
INFORMATION TECHNOLOGY - 58.2%
Communications Equipment - 7.2%
Acme Packet, Inc. (a)	11,074	652
Alcatel-Lucent SA sponsored ADR (a)	6,377,600	25,829
Aruba Networks, Inc. (a)(d)(e)	7,814,527	179,343
Brocade Communications Systems, Inc. (a)	5,544,895	30,386
Cisco Systems, Inc.	900	14
HTC Corp.	14,542	432
Juniper Networks, Inc. (a)	149,803	3,504
Meru Networks, Inc. (a)(d)(e)	969,089	8,324
Polycom, Inc. (a)	1,760,700	47,592
QUALCOMM, Inc.	4,196,400	229,879
Riverbed Technology, Inc. (a)	898,102	25,713
Sandvine Corp. (a)	732,366	1,617
		553,285
Computers & Peripherals - 14.7%
Apple, Inc. (a)	2,310,000	902,004
Dell, Inc. (a)	6,524,400	105,956
Fusion-io, Inc.	298,124	8,827
NetApp, Inc. (a)	1,278,450	60,752
SanDisk Corp. (a)	757,650	32,223
Silicon Graphics International Corp. (a)(d)	1,144,500	16,332
Stratasys, Inc. (a)(d)	142,205	3,626
Synaptics, Inc. (a)(d)	311,707	7,659
		1,137,379
Electronic Equipment & Components - 0.3%
E Ink Holdings, Inc. GDR (a)(f)	35,700	740
FLIR Systems, Inc.	167,000	4,586
HLS Systems International Ltd. (a)(d)	659,100	4,594
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
IPG Photonics Corp. (a)	16,258	$ 979
Maxwell Technologies, Inc. (a)	827,037	13,952
		24,851
Internet Software & Services - 14.8%
Active Network, Inc.	51,200	929
Baidu.com, Inc. sponsored ADR (a)	57,000	8,953
Blinkx PLC (a)	2,725,181	4,887
DeNA Co. Ltd.	306,900	15,332
eBay, Inc. (a)	3,314,094	108,537
Facebook, Inc. Class B (a)(g)	335,669	8,392
Google, Inc. Class A (a)	1,075,022	648,980
IntraLinks Holdings, Inc.	1,221,606	18,666
LinkedIn Corp. (a)(d)	13,300	1,344
LogMeIn, Inc. (a)(d)	881,040	31,321
Mail.ru Group Ltd. GDR (a)(f)	11,300	404
OpenTable, Inc. (a)(d)	836,979	59,308
Rackspace Hosting, Inc. (a)(d)	5,704,134	228,165
Renren, Inc. ADR (d)	131,000	1,419
SINA Corp. (a)	17,500	1,892
Travelzoo, Inc. (a)(d)	11,200	591
Velti PLC (a)	356,351	5,883
Yandex NV	19,800	692
		1,145,695
IT Services - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	3,858,645	269,604
Echo Global Logistics, Inc. (a)(d)	118,457	1,772
hiSoft Technology International Ltd. ADR (a)(d)	1,207,280	16,745
MasterCard, Inc. Class A	9,600	2,911
ServiceSource International, Inc.	27,300	509
		291,541
Semiconductors & Semiconductor Equipment - 6.4%
Avago Technologies Ltd.	948,735	31,906
Cypress Semiconductor Corp.	32,550	670
First Solar, Inc. (a)	5,636	666
Freescale Semiconductor Holdings I Ltd.	116,200	1,898
GT Solar International, Inc. (a)(d)	116,300	1,586
Lam Research Corp. (a)	571,000	23,342
Mellanox Technologies Ltd. (a)	1,242,951	43,317
Micron Technology, Inc. (a)	91,900	677
Netlogic Microsystems, Inc. (a)(d)	1,409,800	48,709
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVIDIA Corp. (a)	19,877,412	$ 274,905
NXP Semiconductors NV	749,234	14,820
Skyworks Solutions, Inc. (a)	968,300	24,508
Standard Microsystems Corp. (a)	29,100	689
Volterra Semiconductor Corp. (a)	1,206,500	31,092
		498,785
Software - 11.0%
Ariba, Inc. (a)	2,120,714	70,132
BMC Software, Inc. (a)	13,600	588
BroadSoft, Inc. (a)	830,880	24,270
Check Point Software Technologies Ltd. (a)	90,282	5,205
Citrix Systems, Inc. (a)	219,200	15,791
DemandTec, Inc. (a)	257,533	1,844
Fortinet, Inc. (a)	33,200	675
Gameloft (a)(e)	7,479,787	51,802
Informatica Corp. (a)	26,700	1,365
Kingdee International Software Group Co. Ltd.	1,288,800	756
Magma Design Automation, Inc. (a)	319,614	2,378
Microsoft Corp.	6,312,565	172,964
MicroStrategy, Inc. Class A (a)	401,600	64,003
Oracle Corp.	5,357,900	163,845
Pegasystems, Inc. (d)	1,268,765	51,207
QLIK Technologies, Inc.	941,600	28,540
Rovi Corp. (a)	841,100	44,553
salesforce.com, Inc. (a)	4,400	637
SuccessFactors, Inc. (a)	1,866,405	50,393
Synchronoss Technologies, Inc. (a)(e)	3,240,027	94,771
Taleo Corp. Class A (a)	261,322	8,650
		854,369
TOTAL INFORMATION TECHNOLOGY		4,505,905
MATERIALS - 1.3%
Chemicals - 0.1%
Celanese Corp. Class A	13,300	733
CF Industries Holdings, Inc.	50,800	7,890
Innophos Holdings, Inc.	15,056	726
		9,349
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.2%
Randgold Resources Ltd. sponsored ADR	986,900	$ 89,620
Royal Gold, Inc.	17,500	1,122
		90,742
TOTAL MATERIALS		100,091
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Cbeyond, Inc. (a)	54,190	609
Wireless Telecommunication Services - 0.4%
Clearwire Corp. Class A (a)(d)	7,718,153	16,748
Sprint Nextel Corp. (a)	2,217,945	9,382
Vodafone Group PLC sponsored ADR	64,400	1,810
		27,940
TOTAL TELECOMMUNICATION SERVICES		28,549
TOTAL COMMON STOCKS (Cost $6,750,604)		7,688,155
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Germany) (Cost $14,198)	258,075	19,905
Money Market Funds - 5.9%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $456,124)	456,124,068	$ 456,124
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $7,220,926)		8,164,184
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(427,008)
NET ASSETS - 100%		$ 7,737,176
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,138,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,392,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 8,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 22
Fidelity Securities Lending Cash Central Fund	6,028
Total	$ 6,050
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 919	$ 126,603	$ 3,893	$ -	$ 225,437
Alphatec Holdings, Inc.	21,863	1,075	11,983	-	-
Aruba Networks, Inc.	-	217,643	31,574	-	179,343
BroadSoft, Inc.	-	60,841	51,535	-	-
Echo Global Logistics, Inc.	2,905	23,108	25,413	-	-
Gameloft	36,748	267	-	-	51,802
Georesources, Inc.	-	70,296	19,299	-	47,705
iRobot Corp.	34,374	3,616	3,199	-	57,960
Meru Networks, Inc.	-	31,697	10,303	-	8,324
Petroleum Development Corp.	-	55,914	2,927	-	44,294
Rackspace Hosting, Inc.	142,387	54,802	131,408	-	-
Synaptics, Inc.	-	54,115	38,400	-	-
Synchronoss Technologies, Inc.	-	86,185	-	-	94,771
Tesla Motors, Inc.	-	131,425	-	-	-
Total	$ 239,196	$ 917,587	$ 329,934	$ -	$ 709,636
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,379,826	$ 1,379,826	$ -	$ -
Consumer Staples	85,791	85,791	-	-
Energy	221,363	221,363	-	-
Financials	183,565	181,571	-	1,994
Health Care	1,182,602	1,182,602	-	-
Industrials	20,368	20,368	-	-
Information Technology	4,505,905	4,497,513	-	8,392
Materials	100,091	100,091	-	-
Telecommunication Services	28,549	28,549	-	-
Money Market Funds	456,124	456,124	-	-
Total Investments in Securities:	$ 8,164,184	$ 8,153,798	$ -	$ 10,386
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 2,161
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(169)
Cost of Purchases	8,394
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 10,386
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (169)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $401,153,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $441,213) - See accompanying schedule: Unaffiliated issuers (cost $6,184,352)	$ 6,998,424
Fidelity Central Funds (cost $456,124)	456,124
Other affiliated issuers (cost $580,450)	709,636
Total Investments (cost $7,220,926)		$ 8,164,184
Receivable for investments sold		361,447
Receivable for fund shares sold		8,694
Dividends receivable		656
Distributions receivable from Fidelity Central Funds		1,183
Other receivables		905
Total assets		8,537,069

Liabilities
Payable to custodian bank	$ 167
Payable for investments purchased	304,166
Payable for fund shares redeemed	16,182
Accrued management fee	4,986
Notes payable to affiliates	16,905
Other affiliated payables	1,158
Other payables and accrued expenses	205
Collateral on securities loaned, at value	456,124
Total liabilities		799,893

Net Assets		$ 7,737,176
Net Assets consist of:
Paid in capital		$ 7,264,375
Accumulated net investment loss		(134)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(470,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		943,229
Net Assets		$ 7,737,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011
OTC: Net Asset Value, offering price and redemption price per share ($6,373,787 ÷ 107,524 shares)	$ 59.28

Class K: Net Asset Value, offering price and redemption price per share ($1,363,389 ÷ 22,872 shares)	$ 59.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2011
Investment Income
Dividends		$ 24,625
Interest		5
Income from Fidelity Central Funds (including $6,028 from security lending)		6,050
Total income		30,680

Expenses
Management fee Basic fee	$ 42,763
Performance adjustment	7,488
Transfer agent fees	11,850
Accounting and security lending fees	1,239
Custodian fees and expenses	388
Independent trustees' compensation	37
Appreciation in deferred trustee compensation account	1
Registration fees	157
Audit	72
Legal	32
Interest	22
Miscellaneous	74
Total expenses before reductions	64,123
Expense reductions	(833)	63,290
Net investment income (loss)		(32,610)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	816,520
Other affiliated issuers	76,660
Foreign currency transactions	137
Total net realized gain (loss)		893,317
Change in net unrealized appreciation (depreciation) on: Investment securities	918,181
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		918,202
Net gain (loss)		1,811,519
Net increase (decrease) in net assets resulting from operations		$ 1,778,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (32,610)	$ (29,657)
Net realized gain (loss)	893,317	1,053,989
Change in net unrealized appreciation (depreciation)	918,202	(204,398)
Net increase (decrease) in net assets resulting from operations	1,778,909	819,934
Share transactions - net increase (decrease)	(58,129)	30,686
Total increase (decrease) in net assets	1,720,780	850,620

Net Assets
Beginning of period	6,016,396	5,165,776
End of period (including accumulated net investment loss of $134 and accumulated net investment loss of $112, respectively)	$ 7,737,176	$ 6,016,396

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 45.00	$ 38.73	$ 44.66	$ 47.09	$ 34.70
Income from Investment Operations
Net investment income (loss) B	(.27)	(.23)	(.12)	(.20)	(.19)
Net realized and unrealized gain (loss)	14.55	6.50	(5.81)	(2.23)	12.58
Total from investment operations	14.28	6.27	(5.93)	(2.43)	12.39
Net asset value, end of period	$ 59.28	$ 45.00	$ 38.73	$ 44.66	$ 47.09
Total Return A	31.73%	16.19%	(13.28)%	(5.16)%	35.71%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	1.06%	1.13%	1.06%	.96%
Expenses net of fee waivers, if any	.94%	1.06%	1.13%	1.06%	.96%
Expenses net of all reductions	.92%	1.04%	1.13%	1.05%	.95%
Net investment income (loss)	(.49)%	(.51)%	(.37)%	(.42)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,374	$ 5,080	$ 4,677	$ 6,871	$ 8,778
Portfolio turnover rate D	158%	163%	151%	145%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.19	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.19)	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	14.61	6.52	(5.80)	(3.06)
Total from investment operations	14.42	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	31.91%	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.80%	.90%	.92%	.91% A
Expenses net of all reductions	.78%	.88%	.92%	.91% A
Net investment income (loss)	(.35)%	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,363,389	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	158%	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis

Annual Report

3. Significant Accounting Policies - continued

Expenses - continued

of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,274,844
Gross unrealized depreciation	(400,727)
Net unrealized appreciation (depreciation) on securities and other investments	$ 874,117

Tax Cost	$ 7,290,067

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (401,153)
Net unrealized appreciation (depreciation)	$ 874,089

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,063,120 and $11,195,626, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 11,228.19
Class K	622.05
	$ 11,850

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $403 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,976.40%		$ 21

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $14,321. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $197 from securities loaned to FCM.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $19,977. The weighted average interest rate was .69%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $833 for the period.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
OTC
Shares sold	24,641	27,879	$ 1,408,789	$ 1,242,349
Conversion to Class K	-	(520)	-	(20,492)
Shares redeemed	(29,999)	(35,233)	(1,594,260)	(1,562,257)
Net increase (decrease)	(5,358)	(7,874)	$ (185,471)	$ (340,400)
Class K
Shares sold	7,657	11,838	$ 426,960	$ 538,757
Conversion from OTC	-	518	-	20,492
Shares redeemed	(5,502)	(4,224)	(299,618)	(188,163)
Net increase (decrease)	2,155	8,132	$ 127,342	$ 371,086

A Conversion transactions for Class K and OTC are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variation in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

OTC-UANN-0911
1.789250.108

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class KA	31.91%	11.43%	6.23%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.53%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: During the year, the fund's Class K shares returned 31.91%, topping the Nasdaq Composite® Index. Versus the index, stock selection in information technology was a positive factor. Stock picking in health care and consumer discretionary also helped, although the benefits were modestly dampened by unrewarding industry positioning. Rewarding picks and industry selection in industrials further lifted results. The top individual contributor was a large out-of-index position in data center operator Rackspace Hosting, whose stock was buoyed by strong demand for outsourcing corporate technology operations. Other contributors included out-of-benchmark holding Accretive Health, which provides revenue-enhancement services and software for hospitals; graphics chip supplier NVIDIA; women's athletic apparel maker lululemon athletica; and an underweighting in networking equipment provider and weak-performing index component Cisco Systems. Conversely, stock selection in financials hurt. Canadian smartphone maker Research In Motion, the largest individual detractor, lost market share in developed markets and couldn't capitalize on opportunities in emerging markets. Broadband provider Clearwire and for-profit education holding Strayer Education were other notable detractors. I sold Research In Motion and Strayer Education before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
OTC	.96%
Actual		$ 1,000.00	$ 1,037.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Class K	.82%
Actual		$ 1,000.00	$ 1,038.30	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.7	9.8
Google, Inc. Class A	8.4	7.7
Amazon.com, Inc.	4.2	2.2
NVIDIA Corp.	3.6	5.0
Cognizant Technology Solutions Corp. Class A	3.5	1.5
Amgen, Inc.	3.3	1.7
Vertex Pharmaceuticals, Inc.	3.0	0.4
QUALCOMM, Inc.	3.0	2.2
Rackspace Hosting, Inc.	3.0	3.6
Accretive Health, Inc.	2.9	1.3
	46.6
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	58.2	55.3
Consumer Discretionary	17.8	14.5
Health Care	15.3	13.2
Energy	2.8	2.7
Financials	2.4	5.2
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.6%		Stocks 100.2%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets (0.2)%†
* Foreign investments	8.6%	** Foreign investments	12.5%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.6%
Auto Components - 0.6%
Gentex Corp.	1,498,400	$ 42,465
Automobiles - 2.2%
Tesla Motors, Inc. (a)(d)	5,132,864	144,593
Volkswagen AG sponsored ADR	609,300	22,349
		166,942
Diversified Consumer Services - 0.0%
Coinstar, Inc. (a)	14,600	713
Global Education & Technology Group Ltd. ADR (a)	221,261	1,111
		1,824
Hotels, Restaurants & Leisure - 1.9%
BJ's Restaurants, Inc. (a)	529,000	24,530
Bravo Brio Restaurant Group, Inc.	661,025	14,774
China Lodging Group Ltd. ADR (a)(d)	188,800	3,236
Ctrip.com International Ltd. sponsored ADR (a)	16,900	779
Dunkin' Brands Group, Inc.	37,400	1,082
Las Vegas Sands Corp. (a)	54,900	2,590
Starbucks Corp.	2,536,800	101,700
Wynn Resorts Ltd.	4,700	722
		149,413
Household Durables - 1.1%
iRobot Corp. (a)(e)	1,657,886	57,960
Lennar Corp. Class A	221,900	3,925
PulteGroup, Inc. (a)	98,700	678
SodaStream International Ltd. (d)	327,858	24,048
Techtronic Industries Co. Ltd.	672,500	702
		87,313
Internet & Catalog Retail - 4.8%
Amazon.com, Inc. (a)	1,462,986	325,544
ASOS PLC (a)	272,328	10,148
E-Commerce China Dangdang, Inc. ADR (d)	62,900	711
Ocado Group PLC (a)	2,604,632	7,282
Priceline.com, Inc. (a)	28,200	15,162
Start Today Co. Ltd.	559,500	13,899
		372,746
Media - 5.8%
Comcast Corp. Class A	9,105,900	218,724
Discovery Communications, Inc. (a)	992,311	39,494
DISH Network Corp. Class A (a)	4,084,200	121,015
Focus Media Holding Ltd. ADR (a)	23,500	773
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
IMAX Corp. (a)	318,700	$ 6,043
Liberty Global, Inc. Class A (a)	17,400	727
Pandora Media, Inc. (d)	1,306,500	19,715
Sirius XM Radio, Inc. (a)(d)	17,256,800	36,412
WPP PLC sponsored ADR	11,900	673
		443,576
Specialty Retail - 0.0%
Francescas Holdings Corp.	9,100	239
I.T Ltd.	722,000	710
Teavana Holdings, Inc.	10,300	290
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	10,400	656
		1,895
Textiles, Apparel & Luxury Goods - 1.2%
Deckers Outdoor Corp. (a)	8,000	794
lululemon athletica, Inc. (a)	1,482,546	89,753
Polo Ralph Lauren Corp. Class A	5,100	689
Steven Madden Ltd. (a)	45,550	1,735
Trinity Ltd.	700,000	776
		93,747
TOTAL CONSUMER DISCRETIONARY		1,359,921
CONSUMER STAPLES - 1.1%
Beverages - 0.0%
Hansen Natural Corp. (a)	8,700	667
Food & Staples Retailing - 0.0%
Droga Raia SA	37,000	686
Whole Foods Market, Inc.	10,900	727
		1,413
Food Products - 1.1%
Green Mountain Coffee Roasters, Inc. (a)	699,500	72,713
Tingyi (Cayman Islands) Holding Corp. ADR	11,100	685
Want Want China Holdings Ltd. ADR	217,500	9,698
		83,096
Personal Products - 0.0%
USANA Health Sciences, Inc. (a)(d)	22,500	615
TOTAL CONSUMER STAPLES		85,791
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 2.8%
Energy Equipment & Services - 1.0%
ION Geophysical Corp. (a)	3,015,000	$ 30,572
Petroleum Geo-Services ASA sponsored ADR (a)	59,600	969
Saipem SpA ADR	1,035,700	26,990
Transocean Ltd. (United States)	401,800	24,735
		83,266
Oil, Gas & Consumable Fuels - 1.8%
Amyris, Inc. (d)	1,014,900	23,495
Brigham Exploration Co. (a)	311,900	9,918
Carrizo Oil & Gas, Inc. (a)	119,200	4,577
Georesources, Inc. (a)(d)(e)	1,869,300	47,705
Gulfport Energy Corp. (a)	83,600	3,048
KiOR, Inc. Class A (d)	122,600	1,772
Petroleum Development Corp. (a)(e)	1,219,551	44,294
Solazyme, Inc.	143,900	3,288
		138,097
TOTAL ENERGY		221,363
FINANCIALS - 2.4%
Capital Markets - 0.1%
Goldman Sachs Group, Inc.	58,000	7,828
Commercial Banks - 0.9%
Associated Banc-Corp.	54,700	747
Fulton Financial Corp.	63,700	647
HDFC Bank Ltd. sponsored ADR	1,251,000	43,485
Huntington Bancshares, Inc.	114,900	695
National Penn Bancshares, Inc.	88,300	710
Popular, Inc. (a)	271,600	652
Standard Chartered PLC	26,500	681
SVB Financial Group (a)	19,800	1,208
Wells Fargo & Co.	739,900	20,673
Zions Bancorporation	62,600	1,371
		70,869
Diversified Financial Services - 1.4%
Citigroup, Inc.	569,060	21,818
CME Group, Inc.	273,100	78,978
Hong Kong Exchanges and Clearing Ltd.	34,800	718
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	17,700	$ 716
NBH Holdings Corp. Class A (a)(f)	110,800	1,994
		104,224
Insurance - 0.0%
Protective Life Corp.	30,300	644
TOTAL FINANCIALS		183,565
HEALTH CARE - 15.3%
Biotechnology - 10.3%
Achillion Pharmaceuticals, Inc. (a)	456,472	3,382
Alexion Pharmaceuticals, Inc. (a)	109,920	6,243
Alnylam Pharmaceuticals, Inc. (a)	69,600	653
Amarin Corp. PLC ADR (a)	5,348,961	72,425
Amgen, Inc.	4,592,100	251,188
Amylin Pharmaceuticals, Inc. (a)	976,939	11,635
Anthera Pharmaceuticals, Inc. (a)	1,404,700	11,195
ARIAD Pharmaceuticals, Inc. (a)	83,400	992
Biogen Idec, Inc. (a)	14,200	1,447
BioMarin Pharmaceutical, Inc. (a)	98,800	3,086
Celgene Corp. (a)	539,616	31,999
Cepheid, Inc. (a)	361,600	13,654
Dendreon Corp. (a)	20,836	769
Genomic Health, Inc. (a)	26,320	707
Human Genome Sciences, Inc. (a)	2,237,012	47,000
ImmunoGen, Inc. (a)	297,309	4,023
Inhibitex, Inc. (a)	179,200	742
InterMune, Inc. (a)	666,320	22,242
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	2,084,400	31,162
Isis Pharmaceuticals, Inc. (a)(d)	80,849	699
NPS Pharmaceuticals, Inc. (a)	337,200	3,257
Pharmasset, Inc. (a)	171,300	20,792
Seattle Genetics, Inc. (a)	535,103	9,113
Targacept, Inc. (a)	216,749	4,430
Theravance, Inc. (a)	53,000	1,133
Vertex Pharmaceuticals, Inc. (a)	4,470,688	231,850
Vical, Inc. (a)	2,303,364	11,079
		796,897
Health Care Equipment & Supplies - 0.2%
Endologix, Inc. (a)	93,600	850
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (a)(d)	358,863	$ 10,339
Masimo Corp.	22,700	631
Zoll Medical Corp. (a)	49,800	3,469
		15,289
Health Care Providers & Services - 3.7%
Accretive Health, Inc. (a)(d)(e)	7,504,545	225,437
Express Scripts, Inc. (a)	1,083,300	58,780
		284,217
Health Care Technology - 0.2%
athenahealth, Inc. (a)	186,300	10,953
SXC Health Solutions Corp. (a)	12,200	772
		11,725
Life Sciences Tools & Services - 0.4%
Fluidigm Corp. (a)(d)	43,083	731
Illumina, Inc. (a)(d)	503,582	31,449
		32,180
Pharmaceuticals - 0.5%
Endocyte, Inc.	706,700	9,420
Shire PLC sponsored ADR	316,100	32,874
		42,294
TOTAL HEALTH CARE		1,182,602
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.1%
Bombardier, Inc.	264,100	1,603
Rolls-Royce Group PLC sponsored ADR	27,400	1,456
		3,059
Air Freight & Logistics - 0.0%
C.H. Robinson Worldwide, Inc.	9,500	687
Construction & Engineering - 0.0%
Fluor Corp.	10,500	667
Foster Wheeler AG (a)	53,984	1,463
		2,130
Electrical Equipment - 0.2%
Polypore International, Inc. (a)	182,200	12,390
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.0%
3D Systems Corp. (a)(d)	33,619	$ 720
Chart Industries, Inc. (a)	12,900	684
		1,404
Trading Companies & Distributors - 0.0%
Rush Enterprises, Inc. Class A (a)	34,900	698
TOTAL INDUSTRIALS		20,368
INFORMATION TECHNOLOGY - 58.2%
Communications Equipment - 7.2%
Acme Packet, Inc. (a)	11,074	652
Alcatel-Lucent SA sponsored ADR (a)	6,377,600	25,829
Aruba Networks, Inc. (a)(d)(e)	7,814,527	179,343
Brocade Communications Systems, Inc. (a)	5,544,895	30,386
Cisco Systems, Inc.	900	14
HTC Corp.	14,542	432
Juniper Networks, Inc. (a)	149,803	3,504
Meru Networks, Inc. (a)(d)(e)	969,089	8,324
Polycom, Inc. (a)	1,760,700	47,592
QUALCOMM, Inc.	4,196,400	229,879
Riverbed Technology, Inc. (a)	898,102	25,713
Sandvine Corp. (a)	732,366	1,617
		553,285
Computers & Peripherals - 14.7%
Apple, Inc. (a)	2,310,000	902,004
Dell, Inc. (a)	6,524,400	105,956
Fusion-io, Inc.	298,124	8,827
NetApp, Inc. (a)	1,278,450	60,752
SanDisk Corp. (a)	757,650	32,223
Silicon Graphics International Corp. (a)(d)	1,144,500	16,332
Stratasys, Inc. (a)(d)	142,205	3,626
Synaptics, Inc. (a)(d)	311,707	7,659
		1,137,379
Electronic Equipment & Components - 0.3%
E Ink Holdings, Inc. GDR (a)(f)	35,700	740
FLIR Systems, Inc.	167,000	4,586
HLS Systems International Ltd. (a)(d)	659,100	4,594
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
IPG Photonics Corp. (a)	16,258	$ 979
Maxwell Technologies, Inc. (a)	827,037	13,952
		24,851
Internet Software & Services - 14.8%
Active Network, Inc.	51,200	929
Baidu.com, Inc. sponsored ADR (a)	57,000	8,953
Blinkx PLC (a)	2,725,181	4,887
DeNA Co. Ltd.	306,900	15,332
eBay, Inc. (a)	3,314,094	108,537
Facebook, Inc. Class B (a)(g)	335,669	8,392
Google, Inc. Class A (a)	1,075,022	648,980
IntraLinks Holdings, Inc.	1,221,606	18,666
LinkedIn Corp. (a)(d)	13,300	1,344
LogMeIn, Inc. (a)(d)	881,040	31,321
Mail.ru Group Ltd. GDR (a)(f)	11,300	404
OpenTable, Inc. (a)(d)	836,979	59,308
Rackspace Hosting, Inc. (a)(d)	5,704,134	228,165
Renren, Inc. ADR (d)	131,000	1,419
SINA Corp. (a)	17,500	1,892
Travelzoo, Inc. (a)(d)	11,200	591
Velti PLC (a)	356,351	5,883
Yandex NV	19,800	692
		1,145,695
IT Services - 3.8%
Cognizant Technology Solutions Corp. Class A (a)	3,858,645	269,604
Echo Global Logistics, Inc. (a)(d)	118,457	1,772
hiSoft Technology International Ltd. ADR (a)(d)	1,207,280	16,745
MasterCard, Inc. Class A	9,600	2,911
ServiceSource International, Inc.	27,300	509
		291,541
Semiconductors & Semiconductor Equipment - 6.4%
Avago Technologies Ltd.	948,735	31,906
Cypress Semiconductor Corp.	32,550	670
First Solar, Inc. (a)	5,636	666
Freescale Semiconductor Holdings I Ltd.	116,200	1,898
GT Solar International, Inc. (a)(d)	116,300	1,586
Lam Research Corp. (a)	571,000	23,342
Mellanox Technologies Ltd. (a)	1,242,951	43,317
Micron Technology, Inc. (a)	91,900	677
Netlogic Microsystems, Inc. (a)(d)	1,409,800	48,709
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NVIDIA Corp. (a)	19,877,412	$ 274,905
NXP Semiconductors NV	749,234	14,820
Skyworks Solutions, Inc. (a)	968,300	24,508
Standard Microsystems Corp. (a)	29,100	689
Volterra Semiconductor Corp. (a)	1,206,500	31,092
		498,785
Software - 11.0%
Ariba, Inc. (a)	2,120,714	70,132
BMC Software, Inc. (a)	13,600	588
BroadSoft, Inc. (a)	830,880	24,270
Check Point Software Technologies Ltd. (a)	90,282	5,205
Citrix Systems, Inc. (a)	219,200	15,791
DemandTec, Inc. (a)	257,533	1,844
Fortinet, Inc. (a)	33,200	675
Gameloft (a)(e)	7,479,787	51,802
Informatica Corp. (a)	26,700	1,365
Kingdee International Software Group Co. Ltd.	1,288,800	756
Magma Design Automation, Inc. (a)	319,614	2,378
Microsoft Corp.	6,312,565	172,964
MicroStrategy, Inc. Class A (a)	401,600	64,003
Oracle Corp.	5,357,900	163,845
Pegasystems, Inc. (d)	1,268,765	51,207
QLIK Technologies, Inc.	941,600	28,540
Rovi Corp. (a)	841,100	44,553
salesforce.com, Inc. (a)	4,400	637
SuccessFactors, Inc. (a)	1,866,405	50,393
Synchronoss Technologies, Inc. (a)(e)	3,240,027	94,771
Taleo Corp. Class A (a)	261,322	8,650
		854,369
TOTAL INFORMATION TECHNOLOGY		4,505,905
MATERIALS - 1.3%
Chemicals - 0.1%
Celanese Corp. Class A	13,300	733
CF Industries Holdings, Inc.	50,800	7,890
Innophos Holdings, Inc.	15,056	726
		9,349
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - 1.2%
Randgold Resources Ltd. sponsored ADR	986,900	$ 89,620
Royal Gold, Inc.	17,500	1,122
		90,742
TOTAL MATERIALS		100,091
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Cbeyond, Inc. (a)	54,190	609
Wireless Telecommunication Services - 0.4%
Clearwire Corp. Class A (a)(d)	7,718,153	16,748
Sprint Nextel Corp. (a)	2,217,945	9,382
Vodafone Group PLC sponsored ADR	64,400	1,810
		27,940
TOTAL TELECOMMUNICATION SERVICES		28,549
TOTAL COMMON STOCKS (Cost $6,750,604)		7,688,155
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Germany) (Cost $14,198)	258,075	19,905
Money Market Funds - 5.9%
	Shares	Value (000s)
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $456,124)	456,124,068	$ 456,124
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $7,220,926)		8,164,184
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(427,008)
NET ASSETS - 100%		$ 7,737,176
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,138,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,392,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 8,394
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 22
Fidelity Securities Lending Cash Central Fund	6,028
Total	$ 6,050
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accretive Health, Inc.	$ 919	$ 126,603	$ 3,893	$ -	$ 225,437
Alphatec Holdings, Inc.	21,863	1,075	11,983	-	-
Aruba Networks, Inc.	-	217,643	31,574	-	179,343
BroadSoft, Inc.	-	60,841	51,535	-	-
Echo Global Logistics, Inc.	2,905	23,108	25,413	-	-
Gameloft	36,748	267	-	-	51,802
Georesources, Inc.	-	70,296	19,299	-	47,705
iRobot Corp.	34,374	3,616	3,199	-	57,960
Meru Networks, Inc.	-	31,697	10,303	-	8,324
Petroleum Development Corp.	-	55,914	2,927	-	44,294
Rackspace Hosting, Inc.	142,387	54,802	131,408	-	-
Synaptics, Inc.	-	54,115	38,400	-	-
Synchronoss Technologies, Inc.	-	86,185	-	-	94,771
Tesla Motors, Inc.	-	131,425	-	-	-
Total	$ 239,196	$ 917,587	$ 329,934	$ -	$ 709,636
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,379,826	$ 1,379,826	$ -	$ -
Consumer Staples	85,791	85,791	-	-
Energy	221,363	221,363	-	-
Financials	183,565	181,571	-	1,994
Health Care	1,182,602	1,182,602	-	-
Industrials	20,368	20,368	-	-
Information Technology	4,505,905	4,497,513	-	8,392
Materials	100,091	100,091	-	-
Telecommunication Services	28,549	28,549	-	-
Money Market Funds	456,124	456,124	-	-
Total Investments in Securities:	$ 8,164,184	$ 8,153,798	$ -	$ 10,386
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 2,161
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(169)
Cost of Purchases	8,394
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 10,386
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (169)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $401,153,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2011
Assets
Investment in securities, at value (including securities loaned of $441,213) - See accompanying schedule: Unaffiliated issuers (cost $6,184,352)	$ 6,998,424
Fidelity Central Funds (cost $456,124)	456,124
Other affiliated issuers (cost $580,450)	709,636
Total Investments (cost $7,220,926)		$ 8,164,184
Receivable for investments sold		361,447
Receivable for fund shares sold		8,694
Dividends receivable		656
Distributions receivable from Fidelity Central Funds		1,183
Other receivables		905
Total assets		8,537,069

Liabilities
Payable to custodian bank	$ 167
Payable for investments purchased	304,166
Payable for fund shares redeemed	16,182
Accrued management fee	4,986
Notes payable to affiliates	16,905
Other affiliated payables	1,158
Other payables and accrued expenses	205
Collateral on securities loaned, at value	456,124
Total liabilities		799,893

Net Assets		$ 7,737,176
Net Assets consist of:
Paid in capital		$ 7,264,375
Accumulated net investment loss		(134)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(470,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		943,229
Net Assets		$ 7,737,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2011
OTC: Net Asset Value, offering price and redemption price per share ($6,373,787 ÷ 107,524 shares)	$ 59.28

Class K: Net Asset Value, offering price and redemption price per share ($1,363,389 ÷ 22,872 shares)	$ 59.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2011
Investment Income
Dividends		$ 24,625
Interest		5
Income from Fidelity Central Funds (including $6,028 from security lending)		6,050
Total income		30,680

Expenses
Management fee Basic fee	$ 42,763
Performance adjustment	7,488
Transfer agent fees	11,850
Accounting and security lending fees	1,239
Custodian fees and expenses	388
Independent trustees' compensation	37
Appreciation in deferred trustee compensation account	1
Registration fees	157
Audit	72
Legal	32
Interest	22
Miscellaneous	74
Total expenses before reductions	64,123
Expense reductions	(833)	63,290
Net investment income (loss)		(32,610)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	816,520
Other affiliated issuers	76,660
Foreign currency transactions	137
Total net realized gain (loss)		893,317
Change in net unrealized appreciation (depreciation) on: Investment securities	918,181
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		918,202
Net gain (loss)		1,811,519
Net increase (decrease) in net assets resulting from operations		$ 1,778,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (32,610)	$ (29,657)
Net realized gain (loss)	893,317	1,053,989
Change in net unrealized appreciation (depreciation)	918,202	(204,398)
Net increase (decrease) in net assets resulting from operations	1,778,909	819,934
Share transactions - net increase (decrease)	(58,129)	30,686
Total increase (decrease) in net assets	1,720,780	850,620

Net Assets
Beginning of period	6,016,396	5,165,776
End of period (including accumulated net investment loss of $134 and accumulated net investment loss of $112, respectively)	$ 7,737,176	$ 6,016,396

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 45.00	$ 38.73	$ 44.66	$ 47.09	$ 34.70
Income from Investment Operations
Net investment income (loss) B	(.27)	(.23)	(.12)	(.20)	(.19)
Net realized and unrealized gain (loss)	14.55	6.50	(5.81)	(2.23)	12.58
Total from investment operations	14.28	6.27	(5.93)	(2.43)	12.39
Net asset value, end of period	$ 59.28	$ 45.00	$ 38.73	$ 44.66	$ 47.09
Total Return A	31.73%	16.19%	(13.28)%	(5.16)%	35.71%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	1.06%	1.13%	1.06%	.96%
Expenses net of fee waivers, if any	.94%	1.06%	1.13%	1.06%	.96%
Expenses net of all reductions	.92%	1.04%	1.13%	1.05%	.95%
Net investment income (loss)	(.49)%	(.51)%	(.37)%	(.42)%	(.45)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,374	$ 5,080	$ 4,677	$ 6,871	$ 8,778
Portfolio turnover rate D	158%	163%	151%	145%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.19	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.19)	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	14.61	6.52	(5.80)	(3.06)
Total from investment operations	14.42	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 59.61	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	31.91%	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.80%	.90%	.92%	.91% A
Expenses net of all reductions	.78%	.88%	.92%	.91% A
Net investment income (loss)	(.35)%	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,363,389	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	158%	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis

Annual Report

3. Significant Accounting Policies - continued

Expenses - continued

of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,274,844
Gross unrealized depreciation	(400,727)
Net unrealized appreciation (depreciation) on securities and other investments	$ 874,117

Tax Cost	$ 7,290,067

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (401,153)
Net unrealized appreciation (depreciation)	$ 874,089

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,063,120 and $11,195,626, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 11,228.19
Class K	622.05
	$ 11,850

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $403 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,976.40%		$ 21

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.
8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $14,321. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $197 from securities loaned to FCM.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $19,977. The weighted average interest rate was .69%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $833 for the period.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
OTC
Shares sold	24,641	27,879	$ 1,408,789	$ 1,242,349
Conversion to Class K	-	(520)	-	(20,492)
Shares redeemed	(29,999)	(35,233)	(1,594,260)	(1,562,257)
Net increase (decrease)	(5,358)	(7,874)	$ (185,471)	$ (340,400)
Class K
Shares sold	7,657	11,838	$ 426,960	$ 538,757
Conversion from OTC	-	518	-	20,492
Shares redeemed	(5,502)	(4,224)	(299,618)	(188,163)
Net increase (decrease)	2,155	8,132	$ 127,342	$ 371,086

A Conversion transactions for Class K and OTC are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variation in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

OTC-K-UANN-0911
1.863303.102

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Real Estate Income Fund	13.41%	4.81%	7.38%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Real Estate Income Fund
S&P 500 Index
20,000
18,000
16,000
14,000
12,000
$10,000
$18,299
$18,039
2003
2004
2005
2006
2007
2008
2009
2010
2011

Annual Report

Management's Discussion of Fund Performance

Market Recap: Commercial real estate fundamentals continued to improve throughout the 12-month period ending July 31, 2011, as limited new building activity, good demand and low interest rates helped boost property values. Occupancy levels and rents gradually increased across almost all property types, with the combination helping to push up cash flows. Real estate investment trusts (REITs) that own apartments and retail properties in well-established neighborhoods were well-positioned, as were office companies focused on central business districts, while industrial and suburban office REITs did not enjoy as much upside. Against this backdrop, almost all types of real estate securities generated healthy gains. During the year, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose 22.37%. Real estate bonds, as measured by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 10.38%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, rose 12.74%. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, gained 19.65%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: The fund's Retail Class shares gained 13.41% for the 12 months ending July 31, 2011. In comparison, the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - did somewhat better, gaining 13.76%. The fund's real estate common stocks were the best-performing securities, gaining about 21%, modestly trailing the average real estate investment trust (REIT) in the NAREIT index. Real estate bonds generated a roughly 13% return, led by commercial mortgage-backed securities (CMBS), which were up approximately 15%. Real estate preferred stocks - the other major category in which the fund invests - also performed well, rising 13% during the year, slightly above the MSCI index. The only major detractor was the fund's cash position of roughly 8%, on average, which earned almost nothing during the year. A notable detractor was the fund's convertible preferred stock holdings in real estate services provider Grubb & Ellis. On the positive side, net lease REIT Lexington Corporate Properties Trust contributed meaningfully. The fund owned this company's common stock, preferred stock and convertible bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.12%
Actual		$ 1,000.00	$ 1,035.30	$ 5.65
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class T	1.15%
Actual		$ 1,000.00	$ 1,034.20	$ 5.80
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class C	1.88%
Actual		$ 1,000.00	$ 1,030.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Real Estate Income	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,035.10	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	1.7
Acadia Realty Trust (SBI)	1.6	1.4
MFA Financial, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.3	1.2
Prologis, Inc.	1.2	0.0
	7.5
Top 5 Bonds as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15	2.4	1.4
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A1A, 0.5065% 9/25/26	1.0	0.1
M/I Homes, Inc. 8.625% 11/15/18	0.9	0.0
Lexington Master Ltd. Partnership 5.45% 1/15/27	0.8	1.0
Cbre Realty Finance Cdo 2007-1/LLC 0.4958% 4/7/52	0.8	0.3
	5.9
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	6.5	9.6
REITs - Health Care Facilities	6.2	8.4
REITs - Management/Investment	5.5	7.1
REITs - Mortgage	5.5	6.8
REITs - Industrial Buildings	3.4	5.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Common Stocks 23.4%		Common Stocks 25.9%
	Preferred Stocks 9.7%		Preferred Stocks 8.6%
	Bonds 48.0%		Bonds 45.8%
	Convertible Securities 7.1%		Convertible Securities 8.8%
	Other Investments 4.0%		Other Investments 2.2%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 8.7%
* Foreign investments	6.3%	** Foreign investments	3.3%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	84,100	$ 4,622,136
Household Durables - 0.6%
Standard Pacific Corp. (a)(f)	2,760,000	7,893,600
Stanley Martin Communities LLC Class B (a)	4,620	3,528,571
		11,422,171
TOTAL CONSUMER DISCRETIONARY		16,044,307
FINANCIALS - 21.2%
Capital Markets - 0.4%
HFF, Inc. (a)	546,564	8,253,116
Real Estate Investment Trusts - 20.7%
Acadia Realty Trust (SBI)	1,342,149	28,171,708
Alexandria Real Estate Equities, Inc.	61,100	5,010,200
American Campus Communities, Inc.	258,700	9,628,814
American Capital Agency Corp.	105,300	2,939,976
Annaly Capital Management, Inc.	217,250	3,645,455
Anworth Mortgage Asset Corp.	793,610	5,499,717
AvalonBay Communities, Inc. (f)	39,225	5,263,603
Brandywine Realty Trust (SBI)	295,700	3,545,443
Canadian (REIT)	107,800	3,765,215
CapLease, Inc.	1,239,200	5,514,440
CBL & Associates Properties, Inc.	325,073	5,773,296
Cedar Shopping Centers, Inc.	271,400	1,346,144
Chartwell Seniors Housing (REIT) (f)	394,700	3,247,166
Chesapeake Lodging Trust	203,500	3,357,750
CommonWealth REIT	111,700	2,638,354
Coresite Realty Corp.	177,500	2,989,100
Cypress Sharpridge Investments, Inc. (f)	640,539	7,885,035
DCT Industrial Trust, Inc.	960,000	5,203,200
DiamondRock Hospitality Co.	386,100	3,945,942
Duke Realty LP	388,583	5,455,705
Dynex Capital, Inc.	1,191,386	10,841,613
Education Realty Trust, Inc.	140,600	1,234,468
Equity Lifestyle Properties, Inc.	352,930	22,996,919
Equity Residential (SBI)	94,900	5,866,718
Excel Trust, Inc.	632,228	7,251,655
H&R REIT/H&R Finance Trust	206,500	4,748,592
HCP, Inc.	241,900	8,884,987
Healthcare Realty Trust, Inc.	206,300	4,043,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	64,300	$ 2,213,849
Hospitality Properties Trust (SBI)	106,400	2,686,600
Lexington Corporate Properties Trust (f)	837,000	7,030,800
LTC Properties, Inc.	247,313	6,714,548
MFA Financial, Inc.	3,579,381	26,809,564
Mid-America Apartment Communities, Inc.	64,600	4,573,034
Monmouth Real Estate Investment Corp. Class A	455,073	3,749,802
National Health Investors, Inc.	148,006	6,732,793
National Retail Properties, Inc.	234,500	5,883,605
Omega Healthcare Investors, Inc. (f)	214,000	4,202,960
Pebblebrook Hotel Trust	239,182	4,728,628
Prologis, Inc.	594,487	21,181,572
Regency Centers Corp.	55,100	2,475,092
RioCan (REIT)	150,900	4,100,234
Senior Housing Properties Trust (SBI)	151,700	3,631,698
Simon Property Group, Inc.	125,801	15,160,279
Stag Industrial, Inc. (f)	382,692	4,703,285
Summit Hotel Properties, Inc.	579,400	6,535,632
Sunstone Hotel Investors, Inc. (a)	450,000	4,009,500
Two Harbors Investment Corp.	467,980	4,586,204
Ventas, Inc. (f)	637,146	34,488,713
Weyerhaeuser Co.	454,429	9,084,036
Whitestone REIT Class B (f)	379,067	4,776,244
		370,753,367
Real Estate Management & Development - 0.1%
Brookfield Asset Management, Inc. Class A	51,000	1,606,762
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		380,613,852
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc. (a)	541,600	11,584,824
Capital Senior Living Corp. (a)	587,750	5,166,323
Emeritus Corp. (a)	333,693	6,557,067
		23,308,214
TOTAL COMMON STOCKS (Cost $361,094,507)		419,966,373
Preferred Stocks - 11.4%
	Shares	Value
Convertible Preferred Stocks - 1.7%
FINANCIALS - 1.7%
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	$ 2,493,750
CommonWealth REIT 6.50%	150,000	3,268,500
Excel Trust, Inc. 7.00% (g)	248,200	5,879,238
Health Care REIT, Inc. Series I, 6.50%	30,000	1,578,750
Lexington Corporate Properties Trust Series C 6.50%	328,036	14,174,436
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	1,992,400
		29,387,074
Real Estate Management & Development - 0.1%
Grubb & Ellis Co. 12.00% (g)	27,500	1,447,875
TOTAL FINANCIALS		30,834,949
Nonconvertible Preferred Stocks - 9.7%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
M/I Homes, Inc. Series A, 9.75% (a)	38,200	611,200
FINANCIALS - 9.6%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	475,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,136,122
		4,611,122
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,722,570
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	161,300	4,151,862
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,799,580
Apartment Investment & Management Co.:
Series T, 8.00%	57,500	1,447,275
Series U, 7.75%	150,773	3,790,433
Brandywine Realty Trust Series C, 7.50%	37,615	933,228
CapLease, Inc. Series A, 8.125%	83,400	2,064,150
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	47,962	$ 1,196,652
7.375%	165,688	4,069,297
Cedar Shopping Centers, Inc. 8.875%	290,352	7,302,353
CenterPoint Properties Trust Series D, 5.377%	3,575	2,180,750
Cogdell Spencer, Inc. 8.50%	114,300	2,858,643
Corporate Office Properties Trust Series H, 7.50%	5,000	125,300
Cousins Properties, Inc. Series A, 7.75%	93,230	2,313,036
Duke Realty LP:
8.375%	128,517	3,333,731
Series L, 6.60%	10,666	257,051
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	150,000
Equity Lifestyle Properties, Inc. 8.034%	790,078	19,917,866
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,014,400
First Potomac Realty Trust 7.75%	80,000	2,032,000
Glimcher Realty Trust Series G, 8.125%	171,111	4,156,286
Hersha Hospitality Trust Series B, 8.00%	80,000	1,936,800
HomeBanc Mortgage Corp. Series A (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,255,756
Series C, 7.00%	58,500	1,428,570
Hudson Pacific Properties, Inc. 8.375%	263,800	6,769,108
Kimco Realty Corp. Series G, 7.75%	113,026	2,929,634
Kite Realty Group Trust 8.25%	96,100	2,383,280
LaSalle Hotel Properties:
Series E, 8.00%	50,468	1,268,766
Series G, 7.25%	114,485	2,799,158
Series H, 7.50%	100,000	2,464,000
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,760,000
Series B, 7.625% (a)	31,240	687,280
Lexington Corporate Properties Trust Series B, 8.05%	40,300	1,004,679
Lexington Realty Trust 7.55%	23,800	585,480
MFA Financial, Inc. Series A, 8.50%	471,886	11,938,716
Monmouth Real Estate Investment Corp. 7.625%	80,000	2,002,400
Newcastle Investment Corp. Series B, 9.75%	31,530	785,097
Parkway Properties, Inc. Series D, 8.00%	237,900	5,947,500
Pebblebrook Hotel Trust Series A, 7.875%	350,000	8,837,500
Prologis, Inc. Series Q, 8.54%	94,446	5,398,184
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	13,300	$ 333,165
6.875%	50,000	1,253,000
7.20%	83,040	2,095,930
7.375%	100,610	2,510,220
Series P, 6.70%	36,000	900,000
Public Storage:
Series K, 7.25%	147,639	3,724,932
Series N, 7.00%	4,200	108,822
Regency Centers Corp.:
7.25%	10,500	262,920
Series C 7.45%	18,000	450,540
Saul Centers, Inc.:
8.00%	93,700	2,354,681
Series B (depositary shares) 9.00%	118,550	3,173,584
Sunstone Hotel Investors, Inc. Series A, 8.00%	102,200	2,474,262
UMH Properties, Inc. Series A, 8.25%	310,000	8,029,000
Vornado Realty Trust 6.75%	20,000	498,400
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,389,443
		166,557,407
Real Estate Management & Development - 0.1%
Vornado Realty LP 7.875%	54,682	1,454,541
TOTAL FINANCIALS		172,623,070
TOTAL NONCONVERTIBLE PREFERRED STOCKS		173,234,270
TOTAL PREFERRED STOCKS (Cost $206,439,030)		204,069,219
Corporate Bonds - 26.6%
		Principal Amount (e)
Convertible Bonds - 5.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	1,157,425
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - 5.4%
Real Estate Investment Trusts - 2.8%
Acadia Realty Trust 3.75% 12/15/26		$ 11,505,000	$ 11,598,478
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,147,500
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,231,800
Developers Diversified Realty Corp. 1.75% 11/15/40		1,000,000	1,070,700
Hospitality Properties Trust 3.8% 3/15/27		6,100,000	6,100,000
Inland Real Estate Corp. 4.625% 11/15/26		10,870,000	10,842,825
ProLogis LP:
1.875% 11/15/37		2,450,000	2,428,563
2.625% 5/15/38		1,500,000	1,492,500
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,809,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,555,000
			50,276,366
Real Estate Management & Development - 2.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,518,750
City Center 8.75% 7/1/13 (i)		8,000,000	7,984,800
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,280,000
4.25% 4/15/30 (g)		2,000,000	1,982,800
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,676,500
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,600,000
Grubb & Ellis Co. 7.95% 5/1/15 (g)		5,500,000	4,662,900
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,118,375
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,191,828
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	15,006,063
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	500,000
			45,522,016
TOTAL FINANCIALS			95,798,382
TOTAL CONVERTIBLE BONDS			96,955,807
Nonconvertible Bonds - 21.2%
CONSUMER DISCRETIONARY - 6.4%
Hotels, Restaurants & Leisure - 0.9%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16 (g)		1,945,000	2,027,663
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,853,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Landry's Restaurants, Inc.:
11.625% 12/1/15		$ 1,000,000	$ 1,085,000
11.625% 12/1/15 (g)		325,000	352,625
Times Square Hotel Trust 8.528% 8/1/26 (g)		8,964,068	10,697,818
			16,016,106
Household Durables - 5.0%
KB Home:
5.75% 2/1/14		510,000	501,075
5.875% 1/15/15		5,000,000	4,675,000
6.25% 6/15/15		8,500,000	8,011,250
7.25% 6/15/18		2,840,000	2,570,200
9.1% 9/15/17		9,625,000	9,576,875
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,010,000
5.6% 5/31/15		5,000,000	4,950,000
6.5% 4/15/16		4,000,000	4,000,000
6.95% 6/1/18		11,000,000	10,780,000
M/I Homes, Inc.:
6.875% 4/1/12		2,150,000	2,182,250
8.625% 11/15/18		16,880,000	16,626,800
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,484,375
7.15% 4/15/20		1,500,000	1,485,000
Ryland Group, Inc. 8.4% 5/15/17		745,000	812,050
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,150,000
8.375% 5/15/18		12,088,000	12,118,220
10.75% 9/15/16		3,000,000	3,420,000
			89,353,095
Multiline Retail - 0.4%
Sears Holdings Corp. 6.625% 10/15/18 (g)		7,065,000	6,499,800
Specialty Retail - 0.1%
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			114,670,251
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 1,195,175	$ 1,320,669
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		4,400,000	4,565,000
			5,885,669
FINANCIALS - 13.5%
Commercial Banks - 0.1%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,800,000
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		10,820,000	11,225,750
Real Estate Investment Trusts - 8.1%
Camden Property Trust 5% 6/15/15		1,100,000	1,204,126
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,793,448
6.25% 6/15/14		5,005,000	5,474,224
Developers Diversified Realty Corp.:
5.375% 10/15/12		500,000	514,388
5.5% 5/1/15		2,000,000	2,157,226
7.5% 4/1/17		6,000,000	6,932,370
7.5% 7/15/18		5,271,000	6,013,889
7.875% 9/1/20		4,637,000	5,489,072
9.625% 3/15/16		3,836,000	4,697,178
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,744,608
6.25% 12/15/14		4,081,000	4,485,178
6.25% 1/15/17		3,000,000	3,298,572
HCP, Inc. 3.75% 2/1/16		2,000,000	2,072,860
Health Care Property Investors, Inc.:
6% 3/1/15		1,000,000	1,107,116
6.3% 9/15/16		5,250,000	5,967,182
7.072% 6/8/15		1,500,000	1,703,930
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,084,039
6.2% 6/1/16		750,000	849,872
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		3,650,000	3,897,010
6.5% 1/17/17		1,875,000	2,130,191
HMB Capital Trust V 3.847% 12/15/36 (d)(g)(i)		2,530,000	0
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust:
5.625% 3/15/17		$ 915,000	$ 959,986
6.75% 2/15/13		610,000	636,954
7.875% 8/15/14		1,000,000	1,134,415
HRPT Properties Trust:
5.75% 11/1/15		3,600,000	3,894,545
6.25% 8/15/16		1,500,000	1,669,115
6.5% 1/15/13		200,000	206,863
iStar Financial, Inc.:
5.875% 3/15/16		3,000,000	2,617,500
5.95% 10/15/13		5,330,000	5,010,200
6.05% 4/15/15		4,725,000	4,347,000
Kimco Realty Corp. 5.783% 3/15/16		450,000	505,254
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (g)		2,000,000	1,955,000
Nationwide Health Properties, Inc.:
6% 5/20/15		3,122,000	3,459,164
6.25% 2/1/13		1,000,000	1,065,264
8.25% 7/1/12		1,300,000	1,356,306
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,152,013
7% 1/15/16		1,295,000	1,340,325
7.5% 2/15/20		1,000,000	1,065,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,935,015
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,040,000
ProLogis LP:
6.25% 3/15/17		4,000,000	4,499,508
6.625% 5/15/18		6,480,000	7,350,426
7.625% 7/1/17		4,690,000	5,550,939
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,318,400
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,126,080
6.75% 4/15/20		2,000,000	2,185,680
8.625% 1/15/12		5,900,000	6,069,094
UDR, Inc. 5.5% 4/1/14		500,000	537,947
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	532,090
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
United Dominion Realty Trust, Inc.: - continued
5.25% 1/15/15		$ 1,000,000	$ 1,081,156
5.25% 1/15/16		4,000,000	4,295,948
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,668,495
			144,182,161
Real Estate Management & Development - 4.6%
AMB Property LP 5.9% 8/15/13		400,000	428,900
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,050,064
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,269,899
5.75% 4/1/12		1,000,000	1,026,487
7.5% 5/15/15		1,000,000	1,158,969
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		1,205,000	1,232,113
11.625% 6/15/17		1,500,000	1,740,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,576,538
6.25% 6/15/14		3,094,000	3,333,528
6.875% 8/15/12		1,000,000	1,038,582
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,658,675
Duke Realty LP:
6.25% 5/15/13		750,000	806,309
7.375% 2/15/15		1,500,000	1,725,500
Forest City Enterprises, Inc.:
6.5% 2/1/17		15,120,000	14,326,200
7.625% 6/1/15		4,180,000	4,159,100
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,102,655
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (g)		2,725,000	2,779,500
6.875% 11/1/14		500,000	511,250
9% 5/15/17		750,000	843,750
Liberty Property LP 6.375% 8/15/12		2,679,000	2,806,727
Post Apartment Homes LP:
5.45% 6/1/12		713,000	731,921
6.3% 6/1/13		2,000,000	2,140,672
Realogy Corp. 7.875% 2/15/19 (g)		2,035,000	2,004,475
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,966,542
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP: - continued
5.875% 6/15/17		$ 400,000	$ 451,781
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17		1,000,000	1,070,000
Ventas Realty LP:
Series 1, 6.5% 6/1/16		11,370,000	11,808,825
3.125% 11/30/15		1,500,000	1,527,668
Wells Operating Partnership II LP 5.875% 4/1/18 (g)		3,000,000	3,196,224
			82,472,854
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,400,000
TOTAL FINANCIALS			241,080,765
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP 7.75% 2/15/19 (g)		5,290,000	5,382,575
Health Care Providers & Services - 0.7%
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		9,245,000	9,383,675
Skilled Healthcare Group, Inc. 11% 1/15/14		3,080,000	3,164,700
			12,548,375
TOTAL HEALTH CARE			17,930,950
TOTAL NONCONVERTIBLE BONDS			379,567,635
TOTAL CORPORATE BONDS (Cost $448,273,114)			476,523,442
Asset-Backed Securities - 6.0%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,356,320
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.5473% 3/23/19 (g)(i)		327,274	281,456
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6863% 3/20/50 (g)(i)		2,250,000	101,250
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		6,875,000	6,905,938
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4358% 1/20/37 (g)(i)		$ 1,397,997	$ 1,132,377
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		1,927,285	1,638,192
CBRE Realty Finance CDO 2007-1/LLC 0.4958% 4/7/52 (g)(i)		24,017,635	14,950,978
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	295,196
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,193,200
Class B2, 1.5963% 12/28/35 (g)(i)		1,575,000	996,188
Class D, 9% 12/28/35 (g)		505,579	126,395
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.7463% 6/28/38 (g)(i)		1,230,000	1,112,535
Class D, 9% 6/28/38 (g)		997,000	697,900
Crest Ltd. Series 2002-IGA:
Class A, 0.7026% 7/28/17 (g)(i)		71,484	70,621
Class B, 1.6026% 7/28/35 (g)(i)		1,500,000	1,462,500
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,457,234
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.619% 11/28/39 (g)(i)		550,000	16,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,643,693
Series 1997-3 Class M1, 7.53% 3/15/28		7,793,391	6,133,445
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35 (i)(j)		1,259,000	62,777
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7373% 8/26/30 (g)(i)		761,339	114,201
Class E, 2.1873% 8/26/30 (g)(i)		1,489,284	48,402
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,294,122	519,477
Merit Securities Corp. Series 13 Class M1, 7.9245% 12/28/33 (i)		1,923,000	1,833,312
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	677,349
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (g)		4,707,451	4,725,104
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A:
Class A2, 4.646% 7/24/39 (g)		$ 809,410	$ 807,386
Class D, 5.194% 7/24/39 (g)		4,590,000	4,406,400
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9223% 2/5/36 (g)(i)		3,473,616	347
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,172,913
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0% 9/25/26 (g)(i)		2,000,000	860,000
Series 2006-1A:
Class A1A, 0.5065% 9/25/26 (g)(i)		20,558,000	17,782,670
Class A1B, 0.5765% 9/25/26 (g)(i)		6,285,000	5,090,850
Class A2A, 0.4665% 9/25/26 (g)(i)		9,385,000	8,352,650
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5785% 11/21/40 (g)(i)		10,500,000	9,345,000
Class F, 2.2085% 11/21/40 (g)(i)		250,000	75,000
TOTAL ASSET-BACKED SECURITIES (Cost $112,500,724)			106,445,756
Collateralized Mortgage Obligations - 1.5%

Private Sponsor - 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.3965% 3/15/22 (g)(i)		502,063	501,392
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.3665% 6/15/22 (g)(i)		3,250,000	2,959,813
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		85,893	28,779
Series 2002-R2 Class 2B3, 4.1067% 7/25/33 (g)(i)		224,890	89,261
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		131,174	66,343
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		157,480	4,506
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,505,859	334,586
Class B3, 5.5% 11/25/33		245,438	18,024
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(i)		175,868	4,700
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4347% 4/25/20 (g)(i)		1,500,000	1,505,811
Series 2010-K6 Class B, 5.5324% 12/26/46 (g)(i)		4,500,000	4,511,809
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.687% 6/15/22 (g)(i)		6,222,957	5,974,039
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		$ 7,120,000	$ 7,262,400
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,623,527
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1358% 7/10/35 (g)(i)		436,056	364,107
Series 2005-A Class B6, 2.1858% 3/10/37 (g)(i)		1,602,399	432,648
Series 2005-B Class B6, 1.7858% 6/10/37 (g)(i)		877,985	70,590
Series 2005-D Class B6, 2.4365% 12/15/37 (g)(i)		443,739	5,902
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		62,752	53,207
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6858% 12/10/35 (g)(i)		408,263	220,462
Series 2004-A Class B7, 4.4358% 2/10/36 (g)(i)		432,933	243,741
Series 2004-B Class B7, 4.1858% 2/10/36 (g)(i)		525,206	288,863
Series 2005-C Class B7, 3.2858% 9/10/37 (g)(i)		1,811,314	45,283
TOTAL PRIVATE SPONSOR			26,609,793
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		181,629	52,747
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.7279% 2/25/42 (g)(i)		113,310	48,651
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		258,627	69,440
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.7969% 6/25/43 (g)(i)		161,769	65,611
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.8751% 10/25/42 (g)(i)		70,645	26,145
TOTAL U.S. GOVERNMENT AGENCY			262,594
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,621,056)			26,872,387
Commercial Mortgage Securities - 19.3%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (j)		6,369,196	6,128,361
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (g)		2,000,000	2,029,557
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		$ 1,565,000	$ 1,611,921
Class B2, 7.525% 4/14/29		560,000	576,868
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,249,757
Series 2005-1 Class CJ, 5.3521% 11/10/42 (i)		3,580,000	3,562,197
Series 2005-6 Class AJ, 5.1947% 9/10/47 (i)		5,000,000	4,768,485
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15 (g)(i)		46,621,689	43,353,492
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2365% 3/15/22 (g)(i)		2,000,000	1,780,000
Class K, 2.1865% 3/15/22 (g)(i)		4,190,000	3,435,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4525% 3/11/39 (i)		5,700,000	5,364,842
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7067% 4/12/38 (g)(i)		2,520,000	2,281,977
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2 Class VPM2, 5.8052% 1/15/46 (g)(i)		3,500,000	3,126,020
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3165% 12/15/20 (g)(i)		8,000,000	7,320,000
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (g)		9,621,611	9,549,449
Series 2001-J1A Class F, 6.8296% 2/16/34 (g)(i)		2,600,000	2,618,331
Communication Mortgage Trust Series 2011-THL Class F, 4.867% 6/9/28 (g)		11,090,000	9,739,096
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/11/30 (g)		3,000,000	3,250,432
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8373% 3/25/17 (g)(i)		2,512,000	2,071,615
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.3873% 3/25/17 (g)(i)		3,860,000	3,090,413
Class G, 7.1873% 3/25/17 (g)(i)		3,272,000	2,078,743
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	690,000
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7285% 11/10/46 (g)(i)		2,980,000	2,638,493
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	998,835
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.2203% 6/10/31 (g)(i)		2,500,000	2,634,334
Series 2000-CKP1 Class B3, 7.958% 11/10/33 (i)		2,970,000	2,962,457
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Extended Stay America Trust Series 2010-ESHA, Class C4, 4.8603% 11/5/27 (g)		$ 5,000,000	$ 5,020,515
FHLMC Multifamily Structured pass-thru Certificates:
Series K013 Class X3, 2.884% 1/25/43 (h)(i)		14,360,000	2,472,370
Series KAIV Class X2, 3.614% 6/25/41 (h)(i)		7,430,000	1,688,096
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,009,696
Class K, 6% 12/12/33 (g)		2,000,000	1,992,651
Freddie Mac Multi-class participation certificates guaranteed:
Series K011 Class X3, 2.5747% 12/25/43 (h)(i)		12,206,096	1,957,810
Series K012 Class X3, 2.2876% 1/25/41 (h)(i)		21,072,888	2,990,454
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		12,783,602	12,464,012
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	826,315
Series 2002-1A Class H, 7.123% 12/10/35 (g)(i)		991,000	998,737
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (i)		1,738,931	1,808,639
Class G, 6.75% 4/15/29 (i)		1,250,000	1,393,740
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		689,776	692,433
Class J, 6.974% 8/15/36		1,500,000	1,505,037
Series 2000-C1 Class K, 7% 3/15/33		1,100,000	785,170
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,077,433
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	2,071,825
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	893,762
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 6.4193% 3/6/20 (g)(i)		1,400,000	1,393,865
Series 2010-C1 Class E, 4% 8/10/43 (g)		3,000,000	2,140,054
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (g)		5,000,000	4,958,500
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(i)		2,895,000	7,238
Class X, 0.9824% 10/15/32 (g)(h)(i)		7,141,456	518
Series 2009-IWST Class D, 7.4453% 12/5/27 (g)(i)		5,000,000	5,508,039
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JP Morgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (g)		$ 4,000,000	$ 3,896,926
Series 2010-CNTR:
Class D, 6.1838% 8/5/32 (g)(i)		4,500,000	4,100,884
Class XB, 0.9305% 8/5/32 (g)(h)		32,655,000	1,777,297
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.3665% 2/15/19 (g)(i)		1,951,254	1,914,134
JP Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		1,392,544	1,437,258
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,378,920
Class H, 6% 7/15/31 (g)		1,305,511	9,139
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,920,000	3,070,380
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,022,379
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,620,226
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,018,671
Series 2005-C2 Class AJ, 5.205% 4/15/30 (i)		8,910,000	8,696,821
Series 2006-C4:
Class AJ, 6.0868% 6/15/38 (i)		6,005,000	5,357,749
Class AM, 6.0868% 6/15/38 (i)		6,700,000	6,911,831
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.7457% 6/25/43 (g)(i)		4,699,000	3,446,830
Series 2011-1 Class B, 5.7457% 6/25/43 (g)(i)		5,720,000	5,282,128
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	505,215
Class G, 4.384% 7/12/37	CAD	355,000	244,471
Class H, 4.384% 7/12/37	CAD	236,000	157,324
Class J, 4.384% 7/12/37	CAD	355,000	229,135
Class K, 4.384% 7/12/37	CAD	355,000	221,908
Class L, 4.384% 7/12/37	CAD	236,000	142,901
Class M, 4.384% 7/12/37	CAD	995,000	457,431
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (g)		3,143,926	1,697,720
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.6735% 5/12/39 (i)		1,200,000	1,243,122
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37 (g)		750,000	75
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class E, 7.983% 1/15/37 (g)		$ 1,453,000	$ 145
Class IO, 8.1746% 1/15/37 (h)(i)		5,165,671	309,940
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		1,718,316	1,683,949
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,263,698
Series 1997-RR Class F, 7.4021% 4/30/39 (g)(i)		2,151,136	2,097,357
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,602,314	1,431,273
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,975,150
Series 2011-C2:
Class D, 5.319% 6/15/44 (g)(i)		4,610,000	4,161,954
Class E, 5.319% 6/15/44 (g)(i)		6,600,000	5,676,000
Class F, 5.319% 6/15/44 (g)(i)		4,440,000	3,352,200
Class XB, 0.465% 6/15/44 (g)(h)(i)		63,708,222	2,125,306
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (h)		3,132,059	2,818,853
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,375,238	3,746,177
RBSCF Trust Series 2010-MB1 Class D, 4.8254% 4/15/24 (g)(i)		5,820,000	5,815,344
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (g)(i)		3,000,000	3,062,209
Class E5, 6.5% 2/18/34 (g)(i)		3,000,000	3,079,962
Structured Asset Securities Corp. Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,187,578
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.9788% 8/15/39 (i)		2,080,000	2,054,505
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		10,630,000	11,161,500
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.7615% 7/15/24 (g)(i)		1,200,000	481,819
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (g)		2,540,000	2,516,273
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,003,088
Series 2004-C11:
Class D, 5.5477% 1/15/41 (i)		5,177,000	5,029,636
Class E, 5.5977% 1/15/41 (i)		3,785,000	3,352,191
Series 2004-C12 Class D, 5.512% 7/15/41 (i)		2,750,000	2,623,939
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2004-C14 Class B, 5.17% 8/15/41		$ 3,180,000	$ 3,307,999
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (g)		4,000,000	3,999,968
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $342,174,310)			345,727,272
Floating Rate Loans - 4.0%

CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.5%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,000,000
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (i)		2,850,000	2,736,000
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack term loan 2.25% 10/27/13 (i)		1,981,937	1,979,459
TOTAL CONSUMER DISCRETIONARY			13,715,459
FINANCIALS - 2.0%
Diversified Financial Services - 0.7%
Capital Automotive LP term loan 5% 3/11/17 (i)		8,399,826	8,399,826
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (i)		4,000,000	4,005,200
			12,405,026
Real Estate Investment Trusts - 0.1%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (i)		1,487,111	1,461,086
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4358% 11/9/16 (i)		1,709,594	1,709,594
CB Richard Ellis Services, Inc. Tranche D, term loan 3.6851% 9/4/19 (i)		4,000,000	3,955,000
Equity Inns Reality LLC:
Tranche A, term loan 9% 11/2/12 (i)		2,000,000	1,797,500
Tranche B 2LN, term loan 6.05% 11/2/12 (i)		5,000,000	4,593,750
Realogy Corp.:
Credit-Linked Deposit 3.1856% 10/10/13 (i)		620,304	589,288
Credit-Linked Deposit 4.4356% 10/10/16 (i)		210,842	191,339
term loan 4.5183% 10/10/16 (i)		1,249,372	1,133,805
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp.: - continued
Tranche 2LN, term loan 13.5% 10/15/17		$ 2,500,000	$ 2,637,500
Tranche B, term loan 3.2683% 10/10/13 (i)		5,234,332	4,972,616
			21,580,392
TOTAL FINANCIALS			35,446,504
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche B, term loan 2.504% 7/25/14 (i)		2,844,254	2,755,371
Tranche DD, term loan 2.504% 7/25/14 (i)		146,026	141,463
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (i)		3,738,937	3,748,284
Universal Health Services, Inc. term loan 4% 11/15/16 (i)		1,908,343	1,908,343
			8,553,461
INDUSTRIALS - 0.6%
Construction & Engineering - 0.6%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		12,000,000	11,595,000
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (i)		2,992,500	2,992,500
TOTAL FLOATING RATE LOANS (Cost $69,310,921)			72,302,924
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	427,000
Preferred Securities - continued
	Principal Amount (e)	Value
FINANCIALS - continued
Diversified Financial Services - continued
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	$ 810,000	$ 8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
		442,008
TOTAL PREFERRED SECURITIES (Cost $3,377,499)		442,008
Money Market Funds - 9.8%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	138,042,360	138,042,360
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	38,026,262	38,026,262
TOTAL MONEY MARKET FUNDS (Cost $176,068,622)		176,068,622
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,750,859,783)		1,828,418,003
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(35,608,954)
NET ASSETS - 100%		$ 1,792,809,049
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $437,234,266 or 24.4% of net assets.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,313,325 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 6,167,702
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 157,393
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 194,899
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,012
Fidelity Securities Lending Cash Central Fund	34,762
Total	$ 241,774
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,655,507	$ 13,126,936	$ -	$ 3,528,571
Financials	584,071,871	559,503,024	19,627,477	4,941,370
Health Care	23,308,214	23,308,214	-	-
Corporate Bonds	476,523,442	-	467,138,642	9,384,800
Asset-Backed Securities	106,445,756	-	27,055,672	79,390,084
Collateralized Mortgage Obligations	26,872,387	-	26,010,387	862,000
Commercial Mortgage Securities	345,727,272	-	313,786,639	31,940,633
Floating Rate Loans	72,302,924	-	63,302,924	9,000,000
Preferred Securities	442,008	-	-	442,008
Money Market Funds	176,068,622	176,068,622	-	-
Total Investments in Securities:	$ 1,828,418,003	$ 772,006,796	$ 916,921,741	$ 139,489,466
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 3,696,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(167,429)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,528,571
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (167,429)
Equities - Financials
Beginning Balance	$ 3,922,244
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,019,250
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(124)
Ending Balance	$ 4,941,370
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,019,250
Corporate Bonds
Beginning Balance	$ 1,370,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	32,708
Cost of Purchases	7,982,092
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,384,800
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 32,708
Asset-Backed Securities
Beginning Balance	$ 16,886,956
Total Realized Gain (Loss)	682,842
Total Unrealized Gain (Loss)	2,505,703
Cost of Purchases	52,080,640
Proceeds of Sales	(9,776,117)
Amortization/Accretion	839,401
Transfers in to Level 3	17,965,015
Transfers out of Level 3	(1,794,356)
Ending Balance	$ 79,390,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,528,507
Collateralized Mortgage Obligations
Beginning Balance	$ 994,555
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	243,838
Cost of Purchases	-
Proceeds of Sales	(340,705)
Amortization/Accretion	(83,120)
Transfers in to Level 3	47,432
Transfers out of Level 3	-
Ending Balance	$ 862,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 243,838
Commercial Mortgage Securities
Beginning Balance	$ 12,252,746
Total Realized Gain (Loss)	(19,472)
Total Unrealized Gain (Loss)	1,649,186
Cost of Purchases	23,418,959
Proceeds of Sales	(2,739,892)
Amortization/Accretion	(109,801)
Transfers in to Level 3	4,543,765
Transfers out of Level 3	(7,054,858)
Ending Balance	$ 31,940,633
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,516,502
Floating Rate Loans
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	62,914
Cost of Purchases	8,928,750
Proceeds of Sales	-
Amortization/Accretion	8,336
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,000,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 62,914
Preferred Securities
Beginning Balance	$ 365,608
Total Realized Gain (Loss)	(2,306,146)
Total Unrealized Gain (Loss)	2,480,412
Cost of Purchases	-
Proceeds of Sales	(99,000)
Amortization/Accretion	1,134
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 442,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 73,873

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.5%
AAA,AA,A	11.4%
BBB	14.5%
BB	5.8%
B	10.1%
CCC,CC,C	3.2%
D	0.1%
Not Rated	11.8%
Equities	34.8%
Short-Term Investments and Net Other Assets	7.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $35,928,878) - See accompanying schedule: Unaffiliated issuers (cost $1,574,791,161)	$ 1,652,349,381
Fidelity Central Funds (cost $176,068,622)	176,068,622
Total Investments (cost $1,750,859,783)		$ 1,828,418,003
Cash		323,241
Receivable for investments sold		2,833,712
Receivable for fund shares sold		3,470,591
Dividends receivable		901,540
Interest receivable		9,533,761
Distributions receivable from Fidelity Central Funds		16,392
Other receivables		16,716
Total assets		1,845,513,956

Liabilities
Payable for investments purchased	$ 8,176,436
Payable for fund shares redeemed	5,093,296
Accrued management fee	834,868
Distribution and service plan fees payable	31,194
Other affiliated payables	466,030
Other payables and accrued expenses	76,821
Collateral on securities loaned, at value	38,026,262
Total liabilities		52,704,907

Net Assets		$ 1,792,809,049
Net Assets consist of:
Paid in capital		$ 1,688,797,987
Undistributed net investment income		20,642,579
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,785,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,583,194
Net Assets		$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,282,886 ÷ 5,620,724 shares)	$ 10.73

Maximum offering price per share (100/96.00 of $10.73)	$ 11.18
Class T: Net Asset Value and redemption price per share ($7,625,672 ÷ 711,056 shares)	$ 10.72

Maximum offering price per share (100/96.00 of $10.72)	$ 11.17
Class C: Net Asset Value and offering price per share ($21,555,207 ÷ 2,019,275 shares)A	$ 10.67

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,660,063,375 ÷ 154,395,428 shares)	$ 10.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($43,281,909 ÷ 4,029,852 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 24,245,563
Interest		63,966,851
Income from Fidelity Central Funds		241,774
Total income		88,454,188

Expenses
Management fee	$ 8,064,128
Transfer agent fees	4,177,653
Distribution and service plan fees	177,614
Accounting and security lending fees	582,960
Custodian fees and expenses	31,621
Independent trustees' compensation	7,337
Registration fees	231,380
Audit	159,849
Legal	4,712
Interest	326
Miscellaneous	13,078
Total expenses before reductions	13,450,658
Expense reductions	(42,341)	13,408,317
Net investment income (loss)		75,045,871
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,478,722
Foreign currency transactions	(4,405)
Total net realized gain (loss)		26,474,317
Change in net unrealized appreciation (depreciation) on: Investment securities	63,155,032
Assets and liabilities in foreign currencies	(714)
Total change in net unrealized appreciation (depreciation)		63,154,318
Net gain (loss)		89,628,635
Net increase (decrease) in net assets resulting from operations		$ 164,674,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,045,871	$ 41,516,164
Net realized gain (loss)	26,474,317	20,625,469
Change in net unrealized appreciation (depreciation)	63,154,318	102,855,727
Net increase (decrease) in net assets resulting from operations	164,674,506	164,997,360
Distributions to shareholders from net investment income	(66,688,371)	(40,150,798)
Share transactions - net increase (decrease)	655,640,999	450,504,667
Redemption fees	331,332	230,512
Total increase (decrease) in net assets	753,958,466	575,581,741

Net Assets
Beginning of period	1,038,850,583	463,268,842
End of period (including undistributed net investment income of $20,642,579 and undistributed net investment income of $11,035,447, respectively)	$ 1,792,809,049	$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.53	.18
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.29	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.73	$ 9.94
Total Return B, C, D	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.09% A
Expenses net of fee waivers, if any	1.13%	1.09% A
Expenses net of all reductions	1.12%	1.09% A
Net investment income (loss)	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,283	$ 3,830
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.17
Net realized and unrealized gain (loss)	.76	(.03)
Total from investment operations	1.28	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.72	$ 9.94
Total Return B, C, D	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.17% A
Expenses net of fee waivers, if any	1.16%	1.17% A
Expenses net of all reductions	1.16%	1.17% A
Net investment income (loss)	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,626	$ 862
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.15
Net realized and unrealized gain (loss)	.74	(.03)
Total from investment operations	1.19	.12
Distributions from net investment income	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.67	$ 9.93
Total Return B, C, D	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.86% A
Expenses net of fee waivers, if any	1.89%	1.86% A
Expenses net of all reductions	1.89%	1.86% A
Net investment income (loss)	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,555	$ 836
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Income from Investment Operations
Net investment income (loss) B	.55	.53	.54	.59	.63
Net realized and unrealized gain (loss)	.76	1.73	(1.27)	(1.48)	(.37)
Total from investment operations	1.31	2.26	(.73)	(.89)	.26
Distributions from net investment income	(.51)	(.52)	(.50)	(.66)	(.58)
Distributions from net realized gain	-	-	-	(.24)	(.24)
Total distributions	(.51)	(.52)	(.50)	(.90)	(.82)
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Total Return A	13.41%	28.29%	(6.92)%	(8.43)%	2.00%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.97%	1.00%	.94%	.88%
Expenses net of fee waivers, if any	.92%	.96%	1.00%	.94%	.88%
Expenses net of all reductions	.92%	.96%	1.00%	.94%	.88%
Net investment income (loss)	5.21%	5.60%	7.15%	5.77%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268
Portfolio turnover rate D	25%	28%	47%	32%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.19
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.31	.15
Distributions from net investment income	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 10.74	$ 9.95
Total Return B, C	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	.85% A
Expenses net of fee waivers, if any	.89%	.85% A
Expenses net of all reductions	.89%	.85% A
Net investment income (loss)	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,282	$ 2,930
Portfolio turnover rate F	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 144,195,864
Gross unrealized depreciation	(67,819,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 76,375,942

Tax Cost	$ 1,752,042,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,446,220
Undistributed long-term capital gain	$ 8,214,193
Net unrealized appreciation (depreciation)	$ 76,400,916

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 66,688,371	$ 40,150,798

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $943,762,957 and $333,450,877, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 69,417	$ 9,683
Class T	-%	.25%	9,295	13
Class C	.75%	.25%	98,902	70,558
			$ 177,614	$ 80,254

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares, and 4.00% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,470
Class T	4,886
Class C*	2,608
$ 36,964

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 67,947.25
Class T	10,398.28
Class C	25,635.26
Real Estate Income	4,020,697.29
Institutional Class	52,976.26
	$ 4,177,653

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,317 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,526 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $34,762, including $8,492 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,530,000. The weighted average interest rate was .71%. The interest expense amounted to $326 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Real Estate Income Class expenses by $16,722.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,961 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $658.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010 A
From net investment income
Class A	$ 1,154,662	$ 23,172
Class T	160,366	6,447
Class C	358,357	3,705
Real Estate Income	64,149,915	40,107,971
Institutional Class	865,071	9,503
Total	$ 66,688,371	$ 40,150,798

A Distributions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Class A
Shares sold	5,544,292	402,260	$ 58,675,375	$ 3,960,293
Reinvestment of distributions	75,836	1,072	799,911	10,302
Shares redeemed	(384,554)	(18,182)	(4,105,728)	(177,559)
Net increase (decrease)	5,235,574	385,150	$ 55,369,558	$ 3,793,036
Class T
Shares sold	662,414	85,986	$ 7,018,853	$ 847,305
Reinvestment of distributions	12,671	671	132,964	6,447
Shares redeemed	(50,669)	(17)	(536,547)	(166)
Net increase (decrease)	624,416	86,640	$ 6,615,270	$ 853,586
Class C
Shares sold	2,030,776	84,053	$ 21,411,850	$ 827,207
Reinvestment of distributions	29,432	378	309,638	3,628
Shares redeemed	(125,083)	(281)	(1,328,625)	(2,700)
Net increase (decrease)	1,935,125	84,150	$ 20,392,863	$ 828,135
Real Estate Income
Shares sold	89,725,340	69,175,263	$ 943,333,748	$ 650,744,676
Reinvestment of distributions	5,601,468	4,018,182	58,273,356	36,922,410
Shares redeemed	(44,449,757)	(26,105,432)	(467,916,333)	(245,525,556)
Net increase (decrease)	50,877,051	47,088,013	$ 533,690,771	$ 442,141,530

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Institutional Class
Shares sold	4,361,479	294,304	$ 46,245,871	$ 2,886,826
Reinvestment of distributions	55,523	902	583,903	8,663
Shares redeemed	(681,623)	(733)	(7,257,237)	(7,109)
Net increase (decrease)	3,735,379	294,473	$ 39,572,537	$ 2,888,380

A Share transactions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 6, 2011, to shareholders of record at the opening of business on September 2, 2011, a distribution of $0.052 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.147 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $10,590,637, or, if subsequently determined to be different, the net capital gain of such year.

The Retail Class designates 1.00% of the dividends distributed in March and June as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

REI-UANN-0911
1.789710.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A , Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge) B	8.74%	3.92%	6.83%
Class T (incl. 4.00% sales charge) C	8.58%	3.88%	6.82%
Class C (incl. contingent deferred sales charge)D	11.25%	4.54%	7.21%

A From February 4, 2003.

B The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

D The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on February 4, 2003, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 14, 2010. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Commercial real estate fundamentals continued to improve throughout the 12-month period ending July 31, 2011, as limited new building activity, good demand and low interest rates helped boost property values. Occupancy levels and rents gradually increased across almost all property types, with the combination helping to push up cash flows. Real estate investment trusts (REITs) that own apartments and retail properties in well-established neighborhoods were well-positioned, as were office companies focused on central business districts, while industrial and suburban office REITs did not enjoy as much upside. Against this backdrop, almost all types of real estate securities generated healthy gains. During the year, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose 22.37%. Real estate bonds, as measured by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 10.38%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, rose 12.74%. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, gained 19.65%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: The fund's Class A, Class T and Class C shares gained 13.27%, 13.11% and 12.25%, respectively (excluding sales charges), for the 12 months ending July 31, 2011. In comparison, the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - did somewhat better, gaining 13.76%. The fund's real estate common stocks were the best-performing securities, gaining about 21%, modestly trailing the average real estate investment trust (REIT) in the NAREIT index. Real estate bonds generated a roughly 13% return, led by commercial mortgage-backed securities (CMBS), which were up approximately 15%. Real estate preferred stocks - the other major category in which the fund invests - also performed well, rising 13% during the year, slightly above the MSCI index. The only major detractor was the fund's cash position of roughly 8%, on average, which earned almost nothing during the year. A notable detractor was the fund's convertible preferred stock holdings in real estate services provider Grubb & Ellis. On the positive side, net lease REIT Lexington Corporate Properties Trust contributed meaningfully. The fund owned this company's common stock, preferred stock and convertible bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.12%
Actual		$ 1,000.00	$ 1,035.30	$ 5.65
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class T	1.15%
Actual		$ 1,000.00	$ 1,034.20	$ 5.80
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class C	1.88%
Actual		$ 1,000.00	$ 1,030.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Real Estate Income	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,035.10	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	1.7
Acadia Realty Trust (SBI)	1.6	1.4
MFA Financial, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.3	1.2
Prologis, Inc.	1.2	0.0
	7.5
Top 5 Bonds as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15	2.4	1.4
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A1A, 0.5065% 9/25/26	1.0	0.1
M/I Homes, Inc. 8.625% 11/15/18	0.9	0.0
Lexington Master Ltd. Partnership 5.45% 1/15/27	0.8	1.0
Cbre Realty Finance Cdo 2007-1/LLC 0.4958% 4/7/52	0.8	0.3
	5.9
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	6.5	9.6
REITs - Health Care Facilities	6.2	8.4
REITs - Management/Investment	5.5	7.1
REITs - Mortgage	5.5	6.8
REITs - Industrial Buildings	3.4	5.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Common Stocks 23.4%		Common Stocks 25.9%
	Preferred Stocks 9.7%		Preferred Stocks 8.6%
	Bonds 48.0%		Bonds 45.8%
	Convertible Securities 7.1%		Convertible Securities 8.8%
	Other Investments 4.0%		Other Investments 2.2%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 8.7%
* Foreign investments	6.3%	** Foreign investments	3.3%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	84,100	$ 4,622,136
Household Durables - 0.6%
Standard Pacific Corp. (a)(f)	2,760,000	7,893,600
Stanley Martin Communities LLC Class B (a)	4,620	3,528,571
		11,422,171
TOTAL CONSUMER DISCRETIONARY		16,044,307
FINANCIALS - 21.2%
Capital Markets - 0.4%
HFF, Inc. (a)	546,564	8,253,116
Real Estate Investment Trusts - 20.7%
Acadia Realty Trust (SBI)	1,342,149	28,171,708
Alexandria Real Estate Equities, Inc.	61,100	5,010,200
American Campus Communities, Inc.	258,700	9,628,814
American Capital Agency Corp.	105,300	2,939,976
Annaly Capital Management, Inc.	217,250	3,645,455
Anworth Mortgage Asset Corp.	793,610	5,499,717
AvalonBay Communities, Inc. (f)	39,225	5,263,603
Brandywine Realty Trust (SBI)	295,700	3,545,443
Canadian (REIT)	107,800	3,765,215
CapLease, Inc.	1,239,200	5,514,440
CBL & Associates Properties, Inc.	325,073	5,773,296
Cedar Shopping Centers, Inc.	271,400	1,346,144
Chartwell Seniors Housing (REIT) (f)	394,700	3,247,166
Chesapeake Lodging Trust	203,500	3,357,750
CommonWealth REIT	111,700	2,638,354
Coresite Realty Corp.	177,500	2,989,100
Cypress Sharpridge Investments, Inc. (f)	640,539	7,885,035
DCT Industrial Trust, Inc.	960,000	5,203,200
DiamondRock Hospitality Co.	386,100	3,945,942
Duke Realty LP	388,583	5,455,705
Dynex Capital, Inc.	1,191,386	10,841,613
Education Realty Trust, Inc.	140,600	1,234,468
Equity Lifestyle Properties, Inc.	352,930	22,996,919
Equity Residential (SBI)	94,900	5,866,718
Excel Trust, Inc.	632,228	7,251,655
H&R REIT/H&R Finance Trust	206,500	4,748,592
HCP, Inc.	241,900	8,884,987
Healthcare Realty Trust, Inc.	206,300	4,043,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	64,300	$ 2,213,849
Hospitality Properties Trust (SBI)	106,400	2,686,600
Lexington Corporate Properties Trust (f)	837,000	7,030,800
LTC Properties, Inc.	247,313	6,714,548
MFA Financial, Inc.	3,579,381	26,809,564
Mid-America Apartment Communities, Inc.	64,600	4,573,034
Monmouth Real Estate Investment Corp. Class A	455,073	3,749,802
National Health Investors, Inc.	148,006	6,732,793
National Retail Properties, Inc.	234,500	5,883,605
Omega Healthcare Investors, Inc. (f)	214,000	4,202,960
Pebblebrook Hotel Trust	239,182	4,728,628
Prologis, Inc.	594,487	21,181,572
Regency Centers Corp.	55,100	2,475,092
RioCan (REIT)	150,900	4,100,234
Senior Housing Properties Trust (SBI)	151,700	3,631,698
Simon Property Group, Inc.	125,801	15,160,279
Stag Industrial, Inc. (f)	382,692	4,703,285
Summit Hotel Properties, Inc.	579,400	6,535,632
Sunstone Hotel Investors, Inc. (a)	450,000	4,009,500
Two Harbors Investment Corp.	467,980	4,586,204
Ventas, Inc. (f)	637,146	34,488,713
Weyerhaeuser Co.	454,429	9,084,036
Whitestone REIT Class B (f)	379,067	4,776,244
		370,753,367
Real Estate Management & Development - 0.1%
Brookfield Asset Management, Inc. Class A	51,000	1,606,762
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		380,613,852
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc. (a)	541,600	11,584,824
Capital Senior Living Corp. (a)	587,750	5,166,323
Emeritus Corp. (a)	333,693	6,557,067
		23,308,214
TOTAL COMMON STOCKS (Cost $361,094,507)		419,966,373
Preferred Stocks - 11.4%
	Shares	Value
Convertible Preferred Stocks - 1.7%
FINANCIALS - 1.7%
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	$ 2,493,750
CommonWealth REIT 6.50%	150,000	3,268,500
Excel Trust, Inc. 7.00% (g)	248,200	5,879,238
Health Care REIT, Inc. Series I, 6.50%	30,000	1,578,750
Lexington Corporate Properties Trust Series C 6.50%	328,036	14,174,436
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	1,992,400
		29,387,074
Real Estate Management & Development - 0.1%
Grubb & Ellis Co. 12.00% (g)	27,500	1,447,875
TOTAL FINANCIALS		30,834,949
Nonconvertible Preferred Stocks - 9.7%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
M/I Homes, Inc. Series A, 9.75% (a)	38,200	611,200
FINANCIALS - 9.6%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	475,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,136,122
		4,611,122
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,722,570
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	161,300	4,151,862
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,799,580
Apartment Investment & Management Co.:
Series T, 8.00%	57,500	1,447,275
Series U, 7.75%	150,773	3,790,433
Brandywine Realty Trust Series C, 7.50%	37,615	933,228
CapLease, Inc. Series A, 8.125%	83,400	2,064,150
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	47,962	$ 1,196,652
7.375%	165,688	4,069,297
Cedar Shopping Centers, Inc. 8.875%	290,352	7,302,353
CenterPoint Properties Trust Series D, 5.377%	3,575	2,180,750
Cogdell Spencer, Inc. 8.50%	114,300	2,858,643
Corporate Office Properties Trust Series H, 7.50%	5,000	125,300
Cousins Properties, Inc. Series A, 7.75%	93,230	2,313,036
Duke Realty LP:
8.375%	128,517	3,333,731
Series L, 6.60%	10,666	257,051
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	150,000
Equity Lifestyle Properties, Inc. 8.034%	790,078	19,917,866
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,014,400
First Potomac Realty Trust 7.75%	80,000	2,032,000
Glimcher Realty Trust Series G, 8.125%	171,111	4,156,286
Hersha Hospitality Trust Series B, 8.00%	80,000	1,936,800
HomeBanc Mortgage Corp. Series A (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,255,756
Series C, 7.00%	58,500	1,428,570
Hudson Pacific Properties, Inc. 8.375%	263,800	6,769,108
Kimco Realty Corp. Series G, 7.75%	113,026	2,929,634
Kite Realty Group Trust 8.25%	96,100	2,383,280
LaSalle Hotel Properties:
Series E, 8.00%	50,468	1,268,766
Series G, 7.25%	114,485	2,799,158
Series H, 7.50%	100,000	2,464,000
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,760,000
Series B, 7.625% (a)	31,240	687,280
Lexington Corporate Properties Trust Series B, 8.05%	40,300	1,004,679
Lexington Realty Trust 7.55%	23,800	585,480
MFA Financial, Inc. Series A, 8.50%	471,886	11,938,716
Monmouth Real Estate Investment Corp. 7.625%	80,000	2,002,400
Newcastle Investment Corp. Series B, 9.75%	31,530	785,097
Parkway Properties, Inc. Series D, 8.00%	237,900	5,947,500
Pebblebrook Hotel Trust Series A, 7.875%	350,000	8,837,500
Prologis, Inc. Series Q, 8.54%	94,446	5,398,184
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	13,300	$ 333,165
6.875%	50,000	1,253,000
7.20%	83,040	2,095,930
7.375%	100,610	2,510,220
Series P, 6.70%	36,000	900,000
Public Storage:
Series K, 7.25%	147,639	3,724,932
Series N, 7.00%	4,200	108,822
Regency Centers Corp.:
7.25%	10,500	262,920
Series C 7.45%	18,000	450,540
Saul Centers, Inc.:
8.00%	93,700	2,354,681
Series B (depositary shares) 9.00%	118,550	3,173,584
Sunstone Hotel Investors, Inc. Series A, 8.00%	102,200	2,474,262
UMH Properties, Inc. Series A, 8.25%	310,000	8,029,000
Vornado Realty Trust 6.75%	20,000	498,400
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,389,443
		166,557,407
Real Estate Management & Development - 0.1%
Vornado Realty LP 7.875%	54,682	1,454,541
TOTAL FINANCIALS		172,623,070
TOTAL NONCONVERTIBLE PREFERRED STOCKS		173,234,270
TOTAL PREFERRED STOCKS (Cost $206,439,030)		204,069,219
Corporate Bonds - 26.6%
		Principal Amount (e)
Convertible Bonds - 5.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	1,157,425
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - 5.4%
Real Estate Investment Trusts - 2.8%
Acadia Realty Trust 3.75% 12/15/26		$ 11,505,000	$ 11,598,478
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,147,500
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,231,800
Developers Diversified Realty Corp. 1.75% 11/15/40		1,000,000	1,070,700
Hospitality Properties Trust 3.8% 3/15/27		6,100,000	6,100,000
Inland Real Estate Corp. 4.625% 11/15/26		10,870,000	10,842,825
ProLogis LP:
1.875% 11/15/37		2,450,000	2,428,563
2.625% 5/15/38		1,500,000	1,492,500
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,809,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,555,000
			50,276,366
Real Estate Management & Development - 2.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,518,750
City Center 8.75% 7/1/13 (i)		8,000,000	7,984,800
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,280,000
4.25% 4/15/30 (g)		2,000,000	1,982,800
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,676,500
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,600,000
Grubb & Ellis Co. 7.95% 5/1/15 (g)		5,500,000	4,662,900
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,118,375
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,191,828
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	15,006,063
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	500,000
			45,522,016
TOTAL FINANCIALS			95,798,382
TOTAL CONVERTIBLE BONDS			96,955,807
Nonconvertible Bonds - 21.2%
CONSUMER DISCRETIONARY - 6.4%
Hotels, Restaurants & Leisure - 0.9%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16 (g)		1,945,000	2,027,663
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,853,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Landry's Restaurants, Inc.:
11.625% 12/1/15		$ 1,000,000	$ 1,085,000
11.625% 12/1/15 (g)		325,000	352,625
Times Square Hotel Trust 8.528% 8/1/26 (g)		8,964,068	10,697,818
			16,016,106
Household Durables - 5.0%
KB Home:
5.75% 2/1/14		510,000	501,075
5.875% 1/15/15		5,000,000	4,675,000
6.25% 6/15/15		8,500,000	8,011,250
7.25% 6/15/18		2,840,000	2,570,200
9.1% 9/15/17		9,625,000	9,576,875
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,010,000
5.6% 5/31/15		5,000,000	4,950,000
6.5% 4/15/16		4,000,000	4,000,000
6.95% 6/1/18		11,000,000	10,780,000
M/I Homes, Inc.:
6.875% 4/1/12		2,150,000	2,182,250
8.625% 11/15/18		16,880,000	16,626,800
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,484,375
7.15% 4/15/20		1,500,000	1,485,000
Ryland Group, Inc. 8.4% 5/15/17		745,000	812,050
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,150,000
8.375% 5/15/18		12,088,000	12,118,220
10.75% 9/15/16		3,000,000	3,420,000
			89,353,095
Multiline Retail - 0.4%
Sears Holdings Corp. 6.625% 10/15/18 (g)		7,065,000	6,499,800
Specialty Retail - 0.1%
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			114,670,251
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 1,195,175	$ 1,320,669
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		4,400,000	4,565,000
			5,885,669
FINANCIALS - 13.5%
Commercial Banks - 0.1%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,800,000
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		10,820,000	11,225,750
Real Estate Investment Trusts - 8.1%
Camden Property Trust 5% 6/15/15		1,100,000	1,204,126
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,793,448
6.25% 6/15/14		5,005,000	5,474,224
Developers Diversified Realty Corp.:
5.375% 10/15/12		500,000	514,388
5.5% 5/1/15		2,000,000	2,157,226
7.5% 4/1/17		6,000,000	6,932,370
7.5% 7/15/18		5,271,000	6,013,889
7.875% 9/1/20		4,637,000	5,489,072
9.625% 3/15/16		3,836,000	4,697,178
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,744,608
6.25% 12/15/14		4,081,000	4,485,178
6.25% 1/15/17		3,000,000	3,298,572
HCP, Inc. 3.75% 2/1/16		2,000,000	2,072,860
Health Care Property Investors, Inc.:
6% 3/1/15		1,000,000	1,107,116
6.3% 9/15/16		5,250,000	5,967,182
7.072% 6/8/15		1,500,000	1,703,930
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,084,039
6.2% 6/1/16		750,000	849,872
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		3,650,000	3,897,010
6.5% 1/17/17		1,875,000	2,130,191
HMB Capital Trust V 3.847% 12/15/36 (d)(g)(i)		2,530,000	0
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust:
5.625% 3/15/17		$ 915,000	$ 959,986
6.75% 2/15/13		610,000	636,954
7.875% 8/15/14		1,000,000	1,134,415
HRPT Properties Trust:
5.75% 11/1/15		3,600,000	3,894,545
6.25% 8/15/16		1,500,000	1,669,115
6.5% 1/15/13		200,000	206,863
iStar Financial, Inc.:
5.875% 3/15/16		3,000,000	2,617,500
5.95% 10/15/13		5,330,000	5,010,200
6.05% 4/15/15		4,725,000	4,347,000
Kimco Realty Corp. 5.783% 3/15/16		450,000	505,254
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (g)		2,000,000	1,955,000
Nationwide Health Properties, Inc.:
6% 5/20/15		3,122,000	3,459,164
6.25% 2/1/13		1,000,000	1,065,264
8.25% 7/1/12		1,300,000	1,356,306
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,152,013
7% 1/15/16		1,295,000	1,340,325
7.5% 2/15/20		1,000,000	1,065,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,935,015
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,040,000
ProLogis LP:
6.25% 3/15/17		4,000,000	4,499,508
6.625% 5/15/18		6,480,000	7,350,426
7.625% 7/1/17		4,690,000	5,550,939
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,318,400
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,126,080
6.75% 4/15/20		2,000,000	2,185,680
8.625% 1/15/12		5,900,000	6,069,094
UDR, Inc. 5.5% 4/1/14		500,000	537,947
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	532,090
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
United Dominion Realty Trust, Inc.: - continued
5.25% 1/15/15		$ 1,000,000	$ 1,081,156
5.25% 1/15/16		4,000,000	4,295,948
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,668,495
			144,182,161
Real Estate Management & Development - 4.6%
AMB Property LP 5.9% 8/15/13		400,000	428,900
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,050,064
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,269,899
5.75% 4/1/12		1,000,000	1,026,487
7.5% 5/15/15		1,000,000	1,158,969
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		1,205,000	1,232,113
11.625% 6/15/17		1,500,000	1,740,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,576,538
6.25% 6/15/14		3,094,000	3,333,528
6.875% 8/15/12		1,000,000	1,038,582
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,658,675
Duke Realty LP:
6.25% 5/15/13		750,000	806,309
7.375% 2/15/15		1,500,000	1,725,500
Forest City Enterprises, Inc.:
6.5% 2/1/17		15,120,000	14,326,200
7.625% 6/1/15		4,180,000	4,159,100
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,102,655
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (g)		2,725,000	2,779,500
6.875% 11/1/14		500,000	511,250
9% 5/15/17		750,000	843,750
Liberty Property LP 6.375% 8/15/12		2,679,000	2,806,727
Post Apartment Homes LP:
5.45% 6/1/12		713,000	731,921
6.3% 6/1/13		2,000,000	2,140,672
Realogy Corp. 7.875% 2/15/19 (g)		2,035,000	2,004,475
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,966,542
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP: - continued
5.875% 6/15/17		$ 400,000	$ 451,781
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17		1,000,000	1,070,000
Ventas Realty LP:
Series 1, 6.5% 6/1/16		11,370,000	11,808,825
3.125% 11/30/15		1,500,000	1,527,668
Wells Operating Partnership II LP 5.875% 4/1/18 (g)		3,000,000	3,196,224
			82,472,854
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,400,000
TOTAL FINANCIALS			241,080,765
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP 7.75% 2/15/19 (g)		5,290,000	5,382,575
Health Care Providers & Services - 0.7%
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		9,245,000	9,383,675
Skilled Healthcare Group, Inc. 11% 1/15/14		3,080,000	3,164,700
			12,548,375
TOTAL HEALTH CARE			17,930,950
TOTAL NONCONVERTIBLE BONDS			379,567,635
TOTAL CORPORATE BONDS (Cost $448,273,114)			476,523,442
Asset-Backed Securities - 6.0%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,356,320
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.5473% 3/23/19 (g)(i)		327,274	281,456
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6863% 3/20/50 (g)(i)		2,250,000	101,250
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		6,875,000	6,905,938
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4358% 1/20/37 (g)(i)		$ 1,397,997	$ 1,132,377
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		1,927,285	1,638,192
CBRE Realty Finance CDO 2007-1/LLC 0.4958% 4/7/52 (g)(i)		24,017,635	14,950,978
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	295,196
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,193,200
Class B2, 1.5963% 12/28/35 (g)(i)		1,575,000	996,188
Class D, 9% 12/28/35 (g)		505,579	126,395
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.7463% 6/28/38 (g)(i)		1,230,000	1,112,535
Class D, 9% 6/28/38 (g)		997,000	697,900
Crest Ltd. Series 2002-IGA:
Class A, 0.7026% 7/28/17 (g)(i)		71,484	70,621
Class B, 1.6026% 7/28/35 (g)(i)		1,500,000	1,462,500
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,457,234
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.619% 11/28/39 (g)(i)		550,000	16,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,643,693
Series 1997-3 Class M1, 7.53% 3/15/28		7,793,391	6,133,445
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35 (i)(j)		1,259,000	62,777
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7373% 8/26/30 (g)(i)		761,339	114,201
Class E, 2.1873% 8/26/30 (g)(i)		1,489,284	48,402
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,294,122	519,477
Merit Securities Corp. Series 13 Class M1, 7.9245% 12/28/33 (i)		1,923,000	1,833,312
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	677,349
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (g)		4,707,451	4,725,104
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A:
Class A2, 4.646% 7/24/39 (g)		$ 809,410	$ 807,386
Class D, 5.194% 7/24/39 (g)		4,590,000	4,406,400
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9223% 2/5/36 (g)(i)		3,473,616	347
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,172,913
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0% 9/25/26 (g)(i)		2,000,000	860,000
Series 2006-1A:
Class A1A, 0.5065% 9/25/26 (g)(i)		20,558,000	17,782,670
Class A1B, 0.5765% 9/25/26 (g)(i)		6,285,000	5,090,850
Class A2A, 0.4665% 9/25/26 (g)(i)		9,385,000	8,352,650
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5785% 11/21/40 (g)(i)		10,500,000	9,345,000
Class F, 2.2085% 11/21/40 (g)(i)		250,000	75,000
TOTAL ASSET-BACKED SECURITIES (Cost $112,500,724)			106,445,756
Collateralized Mortgage Obligations - 1.5%

Private Sponsor - 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.3965% 3/15/22 (g)(i)		502,063	501,392
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.3665% 6/15/22 (g)(i)		3,250,000	2,959,813
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		85,893	28,779
Series 2002-R2 Class 2B3, 4.1067% 7/25/33 (g)(i)		224,890	89,261
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		131,174	66,343
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		157,480	4,506
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,505,859	334,586
Class B3, 5.5% 11/25/33		245,438	18,024
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(i)		175,868	4,700
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4347% 4/25/20 (g)(i)		1,500,000	1,505,811
Series 2010-K6 Class B, 5.5324% 12/26/46 (g)(i)		4,500,000	4,511,809
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.687% 6/15/22 (g)(i)		6,222,957	5,974,039
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		$ 7,120,000	$ 7,262,400
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,623,527
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1358% 7/10/35 (g)(i)		436,056	364,107
Series 2005-A Class B6, 2.1858% 3/10/37 (g)(i)		1,602,399	432,648
Series 2005-B Class B6, 1.7858% 6/10/37 (g)(i)		877,985	70,590
Series 2005-D Class B6, 2.4365% 12/15/37 (g)(i)		443,739	5,902
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		62,752	53,207
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6858% 12/10/35 (g)(i)		408,263	220,462
Series 2004-A Class B7, 4.4358% 2/10/36 (g)(i)		432,933	243,741
Series 2004-B Class B7, 4.1858% 2/10/36 (g)(i)		525,206	288,863
Series 2005-C Class B7, 3.2858% 9/10/37 (g)(i)		1,811,314	45,283
TOTAL PRIVATE SPONSOR			26,609,793
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		181,629	52,747
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.7279% 2/25/42 (g)(i)		113,310	48,651
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		258,627	69,440
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.7969% 6/25/43 (g)(i)		161,769	65,611
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.8751% 10/25/42 (g)(i)		70,645	26,145
TOTAL U.S. GOVERNMENT AGENCY			262,594
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,621,056)			26,872,387
Commercial Mortgage Securities - 19.3%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (j)		6,369,196	6,128,361
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (g)		2,000,000	2,029,557
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		$ 1,565,000	$ 1,611,921
Class B2, 7.525% 4/14/29		560,000	576,868
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,249,757
Series 2005-1 Class CJ, 5.3521% 11/10/42 (i)		3,580,000	3,562,197
Series 2005-6 Class AJ, 5.1947% 9/10/47 (i)		5,000,000	4,768,485
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15 (g)(i)		46,621,689	43,353,492
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2365% 3/15/22 (g)(i)		2,000,000	1,780,000
Class K, 2.1865% 3/15/22 (g)(i)		4,190,000	3,435,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4525% 3/11/39 (i)		5,700,000	5,364,842
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7067% 4/12/38 (g)(i)		2,520,000	2,281,977
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2 Class VPM2, 5.8052% 1/15/46 (g)(i)		3,500,000	3,126,020
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3165% 12/15/20 (g)(i)		8,000,000	7,320,000
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (g)		9,621,611	9,549,449
Series 2001-J1A Class F, 6.8296% 2/16/34 (g)(i)		2,600,000	2,618,331
Communication Mortgage Trust Series 2011-THL Class F, 4.867% 6/9/28 (g)		11,090,000	9,739,096
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/11/30 (g)		3,000,000	3,250,432
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8373% 3/25/17 (g)(i)		2,512,000	2,071,615
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.3873% 3/25/17 (g)(i)		3,860,000	3,090,413
Class G, 7.1873% 3/25/17 (g)(i)		3,272,000	2,078,743
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	690,000
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7285% 11/10/46 (g)(i)		2,980,000	2,638,493
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	998,835
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.2203% 6/10/31 (g)(i)		2,500,000	2,634,334
Series 2000-CKP1 Class B3, 7.958% 11/10/33 (i)		2,970,000	2,962,457
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Extended Stay America Trust Series 2010-ESHA, Class C4, 4.8603% 11/5/27 (g)		$ 5,000,000	$ 5,020,515
FHLMC Multifamily Structured pass-thru Certificates:
Series K013 Class X3, 2.884% 1/25/43 (h)(i)		14,360,000	2,472,370
Series KAIV Class X2, 3.614% 6/25/41 (h)(i)		7,430,000	1,688,096
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,009,696
Class K, 6% 12/12/33 (g)		2,000,000	1,992,651
Freddie Mac Multi-class participation certificates guaranteed:
Series K011 Class X3, 2.5747% 12/25/43 (h)(i)		12,206,096	1,957,810
Series K012 Class X3, 2.2876% 1/25/41 (h)(i)		21,072,888	2,990,454
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		12,783,602	12,464,012
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	826,315
Series 2002-1A Class H, 7.123% 12/10/35 (g)(i)		991,000	998,737
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (i)		1,738,931	1,808,639
Class G, 6.75% 4/15/29 (i)		1,250,000	1,393,740
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		689,776	692,433
Class J, 6.974% 8/15/36		1,500,000	1,505,037
Series 2000-C1 Class K, 7% 3/15/33		1,100,000	785,170
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,077,433
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	2,071,825
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	893,762
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 6.4193% 3/6/20 (g)(i)		1,400,000	1,393,865
Series 2010-C1 Class E, 4% 8/10/43 (g)		3,000,000	2,140,054
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (g)		5,000,000	4,958,500
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(i)		2,895,000	7,238
Class X, 0.9824% 10/15/32 (g)(h)(i)		7,141,456	518
Series 2009-IWST Class D, 7.4453% 12/5/27 (g)(i)		5,000,000	5,508,039
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JP Morgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (g)		$ 4,000,000	$ 3,896,926
Series 2010-CNTR:
Class D, 6.1838% 8/5/32 (g)(i)		4,500,000	4,100,884
Class XB, 0.9305% 8/5/32 (g)(h)		32,655,000	1,777,297
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.3665% 2/15/19 (g)(i)		1,951,254	1,914,134
JP Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		1,392,544	1,437,258
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,378,920
Class H, 6% 7/15/31 (g)		1,305,511	9,139
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,920,000	3,070,380
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,022,379
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,620,226
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,018,671
Series 2005-C2 Class AJ, 5.205% 4/15/30 (i)		8,910,000	8,696,821
Series 2006-C4:
Class AJ, 6.0868% 6/15/38 (i)		6,005,000	5,357,749
Class AM, 6.0868% 6/15/38 (i)		6,700,000	6,911,831
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.7457% 6/25/43 (g)(i)		4,699,000	3,446,830
Series 2011-1 Class B, 5.7457% 6/25/43 (g)(i)		5,720,000	5,282,128
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	505,215
Class G, 4.384% 7/12/37	CAD	355,000	244,471
Class H, 4.384% 7/12/37	CAD	236,000	157,324
Class J, 4.384% 7/12/37	CAD	355,000	229,135
Class K, 4.384% 7/12/37	CAD	355,000	221,908
Class L, 4.384% 7/12/37	CAD	236,000	142,901
Class M, 4.384% 7/12/37	CAD	995,000	457,431
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (g)		3,143,926	1,697,720
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.6735% 5/12/39 (i)		1,200,000	1,243,122
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37 (g)		750,000	75
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class E, 7.983% 1/15/37 (g)		$ 1,453,000	$ 145
Class IO, 8.1746% 1/15/37 (h)(i)		5,165,671	309,940
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		1,718,316	1,683,949
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,263,698
Series 1997-RR Class F, 7.4021% 4/30/39 (g)(i)		2,151,136	2,097,357
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,602,314	1,431,273
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,975,150
Series 2011-C2:
Class D, 5.319% 6/15/44 (g)(i)		4,610,000	4,161,954
Class E, 5.319% 6/15/44 (g)(i)		6,600,000	5,676,000
Class F, 5.319% 6/15/44 (g)(i)		4,440,000	3,352,200
Class XB, 0.465% 6/15/44 (g)(h)(i)		63,708,222	2,125,306
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (h)		3,132,059	2,818,853
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,375,238	3,746,177
RBSCF Trust Series 2010-MB1 Class D, 4.8254% 4/15/24 (g)(i)		5,820,000	5,815,344
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (g)(i)		3,000,000	3,062,209
Class E5, 6.5% 2/18/34 (g)(i)		3,000,000	3,079,962
Structured Asset Securities Corp. Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,187,578
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.9788% 8/15/39 (i)		2,080,000	2,054,505
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		10,630,000	11,161,500
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.7615% 7/15/24 (g)(i)		1,200,000	481,819
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (g)		2,540,000	2,516,273
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,003,088
Series 2004-C11:
Class D, 5.5477% 1/15/41 (i)		5,177,000	5,029,636
Class E, 5.5977% 1/15/41 (i)		3,785,000	3,352,191
Series 2004-C12 Class D, 5.512% 7/15/41 (i)		2,750,000	2,623,939
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2004-C14 Class B, 5.17% 8/15/41		$ 3,180,000	$ 3,307,999
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (g)		4,000,000	3,999,968
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $342,174,310)			345,727,272
Floating Rate Loans - 4.0%

CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.5%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,000,000
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (i)		2,850,000	2,736,000
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack term loan 2.25% 10/27/13 (i)		1,981,937	1,979,459
TOTAL CONSUMER DISCRETIONARY			13,715,459
FINANCIALS - 2.0%
Diversified Financial Services - 0.7%
Capital Automotive LP term loan 5% 3/11/17 (i)		8,399,826	8,399,826
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (i)		4,000,000	4,005,200
			12,405,026
Real Estate Investment Trusts - 0.1%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (i)		1,487,111	1,461,086
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4358% 11/9/16 (i)		1,709,594	1,709,594
CB Richard Ellis Services, Inc. Tranche D, term loan 3.6851% 9/4/19 (i)		4,000,000	3,955,000
Equity Inns Reality LLC:
Tranche A, term loan 9% 11/2/12 (i)		2,000,000	1,797,500
Tranche B 2LN, term loan 6.05% 11/2/12 (i)		5,000,000	4,593,750
Realogy Corp.:
Credit-Linked Deposit 3.1856% 10/10/13 (i)		620,304	589,288
Credit-Linked Deposit 4.4356% 10/10/16 (i)		210,842	191,339
term loan 4.5183% 10/10/16 (i)		1,249,372	1,133,805
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp.: - continued
Tranche 2LN, term loan 13.5% 10/15/17		$ 2,500,000	$ 2,637,500
Tranche B, term loan 3.2683% 10/10/13 (i)		5,234,332	4,972,616
			21,580,392
TOTAL FINANCIALS			35,446,504
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche B, term loan 2.504% 7/25/14 (i)		2,844,254	2,755,371
Tranche DD, term loan 2.504% 7/25/14 (i)		146,026	141,463
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (i)		3,738,937	3,748,284
Universal Health Services, Inc. term loan 4% 11/15/16 (i)		1,908,343	1,908,343
			8,553,461
INDUSTRIALS - 0.6%
Construction & Engineering - 0.6%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		12,000,000	11,595,000
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (i)		2,992,500	2,992,500
TOTAL FLOATING RATE LOANS (Cost $69,310,921)			72,302,924
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	427,000
Preferred Securities - continued
	Principal Amount (e)	Value
FINANCIALS - continued
Diversified Financial Services - continued
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	$ 810,000	$ 8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
		442,008
TOTAL PREFERRED SECURITIES (Cost $3,377,499)		442,008
Money Market Funds - 9.8%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	138,042,360	138,042,360
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	38,026,262	38,026,262
TOTAL MONEY MARKET FUNDS (Cost $176,068,622)		176,068,622
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,750,859,783)		1,828,418,003
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(35,608,954)
NET ASSETS - 100%		$ 1,792,809,049
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $437,234,266 or 24.4% of net assets.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,313,325 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 6,167,702
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 157,393
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 194,899
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,012
Fidelity Securities Lending Cash Central Fund	34,762
Total	$ 241,774
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,655,507	$ 13,126,936	$ -	$ 3,528,571
Financials	584,071,871	559,503,024	19,627,477	4,941,370
Health Care	23,308,214	23,308,214	-	-
Corporate Bonds	476,523,442	-	467,138,642	9,384,800
Asset-Backed Securities	106,445,756	-	27,055,672	79,390,084
Collateralized Mortgage Obligations	26,872,387	-	26,010,387	862,000
Commercial Mortgage Securities	345,727,272	-	313,786,639	31,940,633
Floating Rate Loans	72,302,924	-	63,302,924	9,000,000
Preferred Securities	442,008	-	-	442,008
Money Market Funds	176,068,622	176,068,622	-	-
Total Investments in Securities:	$ 1,828,418,003	$ 772,006,796	$ 916,921,741	$ 139,489,466
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 3,696,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(167,429)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,528,571
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (167,429)
Equities - Financials
Beginning Balance	$ 3,922,244
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,019,250
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(124)
Ending Balance	$ 4,941,370
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,019,250
Corporate Bonds
Beginning Balance	$ 1,370,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	32,708
Cost of Purchases	7,982,092
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,384,800
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 32,708
Asset-Backed Securities
Beginning Balance	$ 16,886,956
Total Realized Gain (Loss)	682,842
Total Unrealized Gain (Loss)	2,505,703
Cost of Purchases	52,080,640
Proceeds of Sales	(9,776,117)
Amortization/Accretion	839,401
Transfers in to Level 3	17,965,015
Transfers out of Level 3	(1,794,356)
Ending Balance	$ 79,390,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,528,507
Collateralized Mortgage Obligations
Beginning Balance	$ 994,555
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	243,838
Cost of Purchases	-
Proceeds of Sales	(340,705)
Amortization/Accretion	(83,120)
Transfers in to Level 3	47,432
Transfers out of Level 3	-
Ending Balance	$ 862,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 243,838
Commercial Mortgage Securities
Beginning Balance	$ 12,252,746
Total Realized Gain (Loss)	(19,472)
Total Unrealized Gain (Loss)	1,649,186
Cost of Purchases	23,418,959
Proceeds of Sales	(2,739,892)
Amortization/Accretion	(109,801)
Transfers in to Level 3	4,543,765
Transfers out of Level 3	(7,054,858)
Ending Balance	$ 31,940,633
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,516,502
Floating Rate Loans
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	62,914
Cost of Purchases	8,928,750
Proceeds of Sales	-
Amortization/Accretion	8,336
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,000,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 62,914
Preferred Securities
Beginning Balance	$ 365,608
Total Realized Gain (Loss)	(2,306,146)
Total Unrealized Gain (Loss)	2,480,412
Cost of Purchases	-
Proceeds of Sales	(99,000)
Amortization/Accretion	1,134
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 442,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 73,873

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.5%
AAA,AA,A	11.4%
BBB	14.5%
BB	5.8%
B	10.1%
CCC,CC,C	3.2%
D	0.1%
Not Rated	11.8%
Equities	34.8%
Short-Term Investments and Net Other Assets	7.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $35,928,878) - See accompanying schedule: Unaffiliated issuers (cost $1,574,791,161)	$ 1,652,349,381
Fidelity Central Funds (cost $176,068,622)	176,068,622
Total Investments (cost $1,750,859,783)		$ 1,828,418,003
Cash		323,241
Receivable for investments sold		2,833,712
Receivable for fund shares sold		3,470,591
Dividends receivable		901,540
Interest receivable		9,533,761
Distributions receivable from Fidelity Central Funds		16,392
Other receivables		16,716
Total assets		1,845,513,956

Liabilities
Payable for investments purchased	$ 8,176,436
Payable for fund shares redeemed	5,093,296
Accrued management fee	834,868
Distribution and service plan fees payable	31,194
Other affiliated payables	466,030
Other payables and accrued expenses	76,821
Collateral on securities loaned, at value	38,026,262
Total liabilities		52,704,907

Net Assets		$ 1,792,809,049
Net Assets consist of:
Paid in capital		$ 1,688,797,987
Undistributed net investment income		20,642,579
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,785,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,583,194
Net Assets		$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,282,886 ÷ 5,620,724 shares)	$ 10.73

Maximum offering price per share (100/96.00 of $10.73)	$ 11.18
Class T: Net Asset Value and redemption price per share ($7,625,672 ÷ 711,056 shares)	$ 10.72

Maximum offering price per share (100/96.00 of $10.72)	$ 11.17
Class C: Net Asset Value and offering price per share ($21,555,207 ÷ 2,019,275 shares)A	$ 10.67

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,660,063,375 ÷ 154,395,428 shares)	$ 10.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($43,281,909 ÷ 4,029,852 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 24,245,563
Interest		63,966,851
Income from Fidelity Central Funds		241,774
Total income		88,454,188

Expenses
Management fee	$ 8,064,128
Transfer agent fees	4,177,653
Distribution and service plan fees	177,614
Accounting and security lending fees	582,960
Custodian fees and expenses	31,621
Independent trustees' compensation	7,337
Registration fees	231,380
Audit	159,849
Legal	4,712
Interest	326
Miscellaneous	13,078
Total expenses before reductions	13,450,658
Expense reductions	(42,341)	13,408,317
Net investment income (loss)		75,045,871
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,478,722
Foreign currency transactions	(4,405)
Total net realized gain (loss)		26,474,317
Change in net unrealized appreciation (depreciation) on: Investment securities	63,155,032
Assets and liabilities in foreign currencies	(714)
Total change in net unrealized appreciation (depreciation)		63,154,318
Net gain (loss)		89,628,635
Net increase (decrease) in net assets resulting from operations		$ 164,674,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,045,871	$ 41,516,164
Net realized gain (loss)	26,474,317	20,625,469
Change in net unrealized appreciation (depreciation)	63,154,318	102,855,727
Net increase (decrease) in net assets resulting from operations	164,674,506	164,997,360
Distributions to shareholders from net investment income	(66,688,371)	(40,150,798)
Share transactions - net increase (decrease)	655,640,999	450,504,667
Redemption fees	331,332	230,512
Total increase (decrease) in net assets	753,958,466	575,581,741

Net Assets
Beginning of period	1,038,850,583	463,268,842
End of period (including undistributed net investment income of $20,642,579 and undistributed net investment income of $11,035,447, respectively)	$ 1,792,809,049	$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.53	.18
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.29	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.73	$ 9.94
Total Return B, C, D	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.09% A
Expenses net of fee waivers, if any	1.13%	1.09% A
Expenses net of all reductions	1.12%	1.09% A
Net investment income (loss)	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,283	$ 3,830
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.17
Net realized and unrealized gain (loss)	.76	(.03)
Total from investment operations	1.28	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.72	$ 9.94
Total Return B, C, D	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.17% A
Expenses net of fee waivers, if any	1.16%	1.17% A
Expenses net of all reductions	1.16%	1.17% A
Net investment income (loss)	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,626	$ 862
Portfolio turnover rate G	25%	28%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.15
Net realized and unrealized gain (loss)	.74	(.03)
Total from investment operations	1.19	.12
Distributions from net investment income	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.67	$ 9.93
Total Return B, C, D	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.86% A
Expenses net of fee waivers, if any	1.89%	1.86% A
Expenses net of all reductions	1.89%	1.86% A
Net investment income (loss)	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,555	$ 836
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Income from Investment Operations
Net investment income (loss) B	.55	.53	.54	.59	.63
Net realized and unrealized gain (loss)	.76	1.73	(1.27)	(1.48)	(.37)
Total from investment operations	1.31	2.26	(.73)	(.89)	.26
Distributions from net investment income	(.51)	(.52)	(.50)	(.66)	(.58)
Distributions from net realized gain	-	-	-	(.24)	(.24)
Total distributions	(.51)	(.52)	(.50)	(.90)	(.82)
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Total Return A	13.41%	28.29%	(6.92)%	(8.43)%	2.00%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.97%	1.00%	.94%	.88%
Expenses net of fee waivers, if any	.92%	.96%	1.00%	.94%	.88%
Expenses net of all reductions	.92%	.96%	1.00%	.94%	.88%
Net investment income (loss)	5.21%	5.60%	7.15%	5.77%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268
Portfolio turnover rate D	25%	28%	47%	32%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.19
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.31	.15
Distributions from net investment income	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 10.74	$ 9.95
Total Return B, C	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	.85% A
Expenses net of fee waivers, if any	.89%	.85% A
Expenses net of all reductions	.89%	.85% A
Net investment income (loss)	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,282	$ 2,930
Portfolio turnover rate F	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 144,195,864
Gross unrealized depreciation	(67,819,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 76,375,942

Tax Cost	$ 1,752,042,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,446,220
Undistributed long-term capital gain	$ 8,214,193
Net unrealized appreciation (depreciation)	$ 76,400,916

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 66,688,371	$ 40,150,798

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $943,762,957 and $333,450,877, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 69,417	$ 9,683
Class T	-%	.25%	9,295	13
Class C	.75%	.25%	98,902	70,558
			$ 177,614	$ 80,254

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares, and 4.00% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,470
Class T	4,886
Class C*	2,608
$ 36,964

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 67,947.25
Class T	10,398.28
Class C	25,635.26
Real Estate Income	4,020,697.29
Institutional Class	52,976.26
	$ 4,177,653

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,317 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,526 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $34,762, including $8,492 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,530,000. The weighted average interest rate was .71%. The interest expense amounted to $326 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Real Estate Income Class expenses by $16,722.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,961 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $658.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010 A
From net investment income
Class A	$ 1,154,662	$ 23,172
Class T	160,366	6,447
Class C	358,357	3,705
Real Estate Income	64,149,915	40,107,971
Institutional Class	865,071	9,503
Total	$ 66,688,371	$ 40,150,798

A Distributions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Class A
Shares sold	5,544,292	402,260	$ 58,675,375	$ 3,960,293
Reinvestment of distributions	75,836	1,072	799,911	10,302
Shares redeemed	(384,554)	(18,182)	(4,105,728)	(177,559)
Net increase (decrease)	5,235,574	385,150	$ 55,369,558	$ 3,793,036
Class T
Shares sold	662,414	85,986	$ 7,018,853	$ 847,305
Reinvestment of distributions	12,671	671	132,964	6,447
Shares redeemed	(50,669)	(17)	(536,547)	(166)
Net increase (decrease)	624,416	86,640	$ 6,615,270	$ 853,586
Class C
Shares sold	2,030,776	84,053	$ 21,411,850	$ 827,207
Reinvestment of distributions	29,432	378	309,638	3,628
Shares redeemed	(125,083)	(281)	(1,328,625)	(2,700)
Net increase (decrease)	1,935,125	84,150	$ 20,392,863	$ 828,135
Real Estate Income
Shares sold	89,725,340	69,175,263	$ 943,333,748	$ 650,744,676
Reinvestment of distributions	5,601,468	4,018,182	58,273,356	36,922,410
Shares redeemed	(44,449,757)	(26,105,432)	(467,916,333)	(245,525,556)
Net increase (decrease)	50,877,051	47,088,013	$ 533,690,771	$ 442,141,530

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Institutional Class
Shares sold	4,361,479	294,304	$ 46,245,871	$ 2,886,826
Reinvestment of distributions	55,523	902	583,903	8,663
Shares redeemed	(681,623)	(733)	(7,257,237)	(7,109)
Net increase (decrease)	3,735,379	294,473	$ 39,572,537	$ 2,888,380

A Share transactions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008
Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/06/11	09/02/11	$0.143	$0.052
Class T	09/06/11	09/02/11	$0.143	$0.052
Class C	09/06/11	09/02/11	$0.124	$0.052

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $10,590,637, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, and Class C designates 1.00% of the dividends distributed in March and June as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

REIA-UANN-0911
1.907548.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate Income
Fund - Institutional Class

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Real Estate Income Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional ClassB	13.44%	4.83%	7.38%

A From February 4, 2003.

B The initial offering of Institutional Class shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Institutional Class on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on April 14, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Commercial real estate fundamentals continued to improve throughout the 12-month period ending July 31, 2011, as limited new building activity, good demand and low interest rates helped boost property values. Occupancy levels and rents gradually increased across almost all property types, with the combination helping to push up cash flows. Real estate investment trusts (REITs) that own apartments and retail properties in well-established neighborhoods were well-positioned, as were office companies focused on central business districts, while industrial and suburban office REITs did not enjoy as much upside. Against this backdrop, almost all types of real estate securities generated healthy gains. During the year, real estate common stocks, as measured by the FTSE® NAREIT® All REITs Index, rose 22.37%. Real estate bonds, as measured by The BofA Merrill LynchSM US Real Estate Index - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 10.38%. The MSCI® REIT Preferred Index, which reflects the performance of real estate preferred stocks, rose 12.74%. In comparison, the S&P 500® Index, a proxy for the broad U.S. stock market, gained 19.65%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor® Real Estate Income Fund: The fund's Institutional Class shares gained 13.44% for the 12 months ending July 31, 2011. In comparison, the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill LynchSM U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index, respectively - did somewhat better, gaining 13.76%. The fund's real estate common stocks were the best-performing securities, gaining about 21%, modestly trailing the average real estate investment trust (REIT) in the NAREIT index. Real estate bonds generated a roughly 13% return, led by commercial mortgage-backed securities (CMBS), which were up approximately 15%. Real estate preferred stocks - the other major category in which the fund invests - also performed well, rising 13% during the year, slightly above the MSCI index. The only major detractor was the fund's cash position of roughly 8%, on average, which earned almost nothing during the year. A notable detractor was the fund's convertible preferred stock holdings in real estate services provider Grubb & Ellis. On the positive side, net lease REIT Lexington Corporate Properties Trust contributed meaningfully. The fund owned this company's common stock, preferred stock and convertible bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.12%
Actual		$ 1,000.00	$ 1,035.30	$ 5.65
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class T	1.15%
Actual		$ 1,000.00	$ 1,034.20	$ 5.80
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class C	1.88%
Actual		$ 1,000.00	$ 1,030.00	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Real Estate Income	.90%
Actual		$ 1,000.00	$ 1,035.70	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,035.10	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Ventas, Inc.	1.9	1.7
Acadia Realty Trust (SBI)	1.6	1.4
MFA Financial, Inc.	1.5	1.6
Equity Lifestyle Properties, Inc.	1.3	1.2
Prologis, Inc.	1.2	0.0
	7.5
Top 5 Bonds as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15	2.4	1.4
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A1A, 0.5065% 9/25/26	1.0	0.1
M/I Homes, Inc. 8.625% 11/15/18	0.9	0.0
Lexington Master Ltd. Partnership 5.45% 1/15/27	0.8	1.0
Cbre Realty Finance Cdo 2007-1/LLC 0.4958% 4/7/52	0.8	0.3
	5.9
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	6.5	9.6
REITs - Health Care Facilities	6.2	8.4
REITs - Management/Investment	5.5	7.1
REITs - Mortgage	5.5	6.8
REITs - Industrial Buildings	3.4	5.7
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Common Stocks 23.4%		Common Stocks 25.9%
	Preferred Stocks 9.7%		Preferred Stocks 8.6%
	Bonds 48.0%		Bonds 45.8%
	Convertible Securities 7.1%		Convertible Securities 8.8%
	Other Investments 4.0%		Other Investments 2.2%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 8.7%
* Foreign investments	6.3%	** Foreign investments	3.3%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	84,100	$ 4,622,136
Household Durables - 0.6%
Standard Pacific Corp. (a)(f)	2,760,000	7,893,600
Stanley Martin Communities LLC Class B (a)	4,620	3,528,571
		11,422,171
TOTAL CONSUMER DISCRETIONARY		16,044,307
FINANCIALS - 21.2%
Capital Markets - 0.4%
HFF, Inc. (a)	546,564	8,253,116
Real Estate Investment Trusts - 20.7%
Acadia Realty Trust (SBI)	1,342,149	28,171,708
Alexandria Real Estate Equities, Inc.	61,100	5,010,200
American Campus Communities, Inc.	258,700	9,628,814
American Capital Agency Corp.	105,300	2,939,976
Annaly Capital Management, Inc.	217,250	3,645,455
Anworth Mortgage Asset Corp.	793,610	5,499,717
AvalonBay Communities, Inc. (f)	39,225	5,263,603
Brandywine Realty Trust (SBI)	295,700	3,545,443
Canadian (REIT)	107,800	3,765,215
CapLease, Inc.	1,239,200	5,514,440
CBL & Associates Properties, Inc.	325,073	5,773,296
Cedar Shopping Centers, Inc.	271,400	1,346,144
Chartwell Seniors Housing (REIT) (f)	394,700	3,247,166
Chesapeake Lodging Trust	203,500	3,357,750
CommonWealth REIT	111,700	2,638,354
Coresite Realty Corp.	177,500	2,989,100
Cypress Sharpridge Investments, Inc. (f)	640,539	7,885,035
DCT Industrial Trust, Inc.	960,000	5,203,200
DiamondRock Hospitality Co.	386,100	3,945,942
Duke Realty LP	388,583	5,455,705
Dynex Capital, Inc.	1,191,386	10,841,613
Education Realty Trust, Inc.	140,600	1,234,468
Equity Lifestyle Properties, Inc.	352,930	22,996,919
Equity Residential (SBI)	94,900	5,866,718
Excel Trust, Inc.	632,228	7,251,655
H&R REIT/H&R Finance Trust	206,500	4,748,592
HCP, Inc.	241,900	8,884,987
Healthcare Realty Trust, Inc.	206,300	4,043,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Highwoods Properties, Inc. (SBI)	64,300	$ 2,213,849
Hospitality Properties Trust (SBI)	106,400	2,686,600
Lexington Corporate Properties Trust (f)	837,000	7,030,800
LTC Properties, Inc.	247,313	6,714,548
MFA Financial, Inc.	3,579,381	26,809,564
Mid-America Apartment Communities, Inc.	64,600	4,573,034
Monmouth Real Estate Investment Corp. Class A	455,073	3,749,802
National Health Investors, Inc.	148,006	6,732,793
National Retail Properties, Inc.	234,500	5,883,605
Omega Healthcare Investors, Inc. (f)	214,000	4,202,960
Pebblebrook Hotel Trust	239,182	4,728,628
Prologis, Inc.	594,487	21,181,572
Regency Centers Corp.	55,100	2,475,092
RioCan (REIT)	150,900	4,100,234
Senior Housing Properties Trust (SBI)	151,700	3,631,698
Simon Property Group, Inc.	125,801	15,160,279
Stag Industrial, Inc. (f)	382,692	4,703,285
Summit Hotel Properties, Inc.	579,400	6,535,632
Sunstone Hotel Investors, Inc. (a)	450,000	4,009,500
Two Harbors Investment Corp.	467,980	4,586,204
Ventas, Inc. (f)	637,146	34,488,713
Weyerhaeuser Co.	454,429	9,084,036
Whitestone REIT Class B (f)	379,067	4,776,244
		370,753,367
Real Estate Management & Development - 0.1%
Brookfield Asset Management, Inc. Class A	51,000	1,606,762
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		380,613,852
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc. (a)	541,600	11,584,824
Capital Senior Living Corp. (a)	587,750	5,166,323
Emeritus Corp. (a)	333,693	6,557,067
		23,308,214
TOTAL COMMON STOCKS (Cost $361,094,507)		419,966,373
Preferred Stocks - 11.4%
	Shares	Value
Convertible Preferred Stocks - 1.7%
FINANCIALS - 1.7%
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. Series D 7.00%	95,000	$ 2,493,750
CommonWealth REIT 6.50%	150,000	3,268,500
Excel Trust, Inc. 7.00% (g)	248,200	5,879,238
Health Care REIT, Inc. Series I, 6.50%	30,000	1,578,750
Lexington Corporate Properties Trust Series C 6.50%	328,036	14,174,436
Ramco-Gershenson Properties Trust (SBI) Series D, 7.25%	40,000	1,992,400
		29,387,074
Real Estate Management & Development - 0.1%
Grubb & Ellis Co. 12.00% (g)	27,500	1,447,875
TOTAL FINANCIALS		30,834,949
Nonconvertible Preferred Stocks - 9.7%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
M/I Homes, Inc. Series A, 9.75% (a)	38,200	611,200
FINANCIALS - 9.6%
Diversified Financial Services - 0.2%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	475,000
Red Lion Hotels Capital Trust 9.50%	163,225	4,136,122
		4,611,122
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,722,570
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	161,300	4,151,862
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,799,580
Apartment Investment & Management Co.:
Series T, 8.00%	57,500	1,447,275
Series U, 7.75%	150,773	3,790,433
Brandywine Realty Trust Series C, 7.50%	37,615	933,228
CapLease, Inc. Series A, 8.125%	83,400	2,064,150
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	47,962	$ 1,196,652
7.375%	165,688	4,069,297
Cedar Shopping Centers, Inc. 8.875%	290,352	7,302,353
CenterPoint Properties Trust Series D, 5.377%	3,575	2,180,750
Cogdell Spencer, Inc. 8.50%	114,300	2,858,643
Corporate Office Properties Trust Series H, 7.50%	5,000	125,300
Cousins Properties, Inc. Series A, 7.75%	93,230	2,313,036
Duke Realty LP:
8.375%	128,517	3,333,731
Series L, 6.60%	10,666	257,051
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	150,000
Equity Lifestyle Properties, Inc. 8.034%	790,078	19,917,866
Essex Property Trust, Inc. Series H, 7.125%	40,000	1,014,400
First Potomac Realty Trust 7.75%	80,000	2,032,000
Glimcher Realty Trust Series G, 8.125%	171,111	4,156,286
Hersha Hospitality Trust Series B, 8.00%	80,000	1,936,800
HomeBanc Mortgage Corp. Series A (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,255,756
Series C, 7.00%	58,500	1,428,570
Hudson Pacific Properties, Inc. 8.375%	263,800	6,769,108
Kimco Realty Corp. Series G, 7.75%	113,026	2,929,634
Kite Realty Group Trust 8.25%	96,100	2,383,280
LaSalle Hotel Properties:
Series E, 8.00%	50,468	1,268,766
Series G, 7.25%	114,485	2,799,158
Series H, 7.50%	100,000	2,464,000
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,760,000
Series B, 7.625% (a)	31,240	687,280
Lexington Corporate Properties Trust Series B, 8.05%	40,300	1,004,679
Lexington Realty Trust 7.55%	23,800	585,480
MFA Financial, Inc. Series A, 8.50%	471,886	11,938,716
Monmouth Real Estate Investment Corp. 7.625%	80,000	2,002,400
Newcastle Investment Corp. Series B, 9.75%	31,530	785,097
Parkway Properties, Inc. Series D, 8.00%	237,900	5,947,500
Pebblebrook Hotel Trust Series A, 7.875%	350,000	8,837,500
Prologis, Inc. Series Q, 8.54%	94,446	5,398,184
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	13,300	$ 333,165
6.875%	50,000	1,253,000
7.20%	83,040	2,095,930
7.375%	100,610	2,510,220
Series P, 6.70%	36,000	900,000
Public Storage:
Series K, 7.25%	147,639	3,724,932
Series N, 7.00%	4,200	108,822
Regency Centers Corp.:
7.25%	10,500	262,920
Series C 7.45%	18,000	450,540
Saul Centers, Inc.:
8.00%	93,700	2,354,681
Series B (depositary shares) 9.00%	118,550	3,173,584
Sunstone Hotel Investors, Inc. Series A, 8.00%	102,200	2,474,262
UMH Properties, Inc. Series A, 8.25%	310,000	8,029,000
Vornado Realty Trust 6.75%	20,000	498,400
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,389,443
		166,557,407
Real Estate Management & Development - 0.1%
Vornado Realty LP 7.875%	54,682	1,454,541
TOTAL FINANCIALS		172,623,070
TOTAL NONCONVERTIBLE PREFERRED STOCKS		173,234,270
TOTAL PREFERRED STOCKS (Cost $206,439,030)		204,069,219
Corporate Bonds - 26.6%
		Principal Amount (e)
Convertible Bonds - 5.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	1,157,425
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - 5.4%
Real Estate Investment Trusts - 2.8%
Acadia Realty Trust 3.75% 12/15/26		$ 11,505,000	$ 11,598,478
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,147,500
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,231,800
Developers Diversified Realty Corp. 1.75% 11/15/40		1,000,000	1,070,700
Hospitality Properties Trust 3.8% 3/15/27		6,100,000	6,100,000
Inland Real Estate Corp. 4.625% 11/15/26		10,870,000	10,842,825
ProLogis LP:
1.875% 11/15/37		2,450,000	2,428,563
2.625% 5/15/38		1,500,000	1,492,500
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,809,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,555,000
			50,276,366
Real Estate Management & Development - 2.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,518,750
City Center 8.75% 7/1/13 (i)		8,000,000	7,984,800
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,280,000
4.25% 4/15/30 (g)		2,000,000	1,982,800
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,676,500
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,600,000
Grubb & Ellis Co. 7.95% 5/1/15 (g)		5,500,000	4,662,900
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,118,375
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,191,828
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	15,006,063
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	500,000
			45,522,016
TOTAL FINANCIALS			95,798,382
TOTAL CONVERTIBLE BONDS			96,955,807
Nonconvertible Bonds - 21.2%
CONSUMER DISCRETIONARY - 6.4%
Hotels, Restaurants & Leisure - 0.9%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16 (g)		1,945,000	2,027,663
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17		1,700,000	1,853,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Landry's Restaurants, Inc.:
11.625% 12/1/15		$ 1,000,000	$ 1,085,000
11.625% 12/1/15 (g)		325,000	352,625
Times Square Hotel Trust 8.528% 8/1/26 (g)		8,964,068	10,697,818
			16,016,106
Household Durables - 5.0%
KB Home:
5.75% 2/1/14		510,000	501,075
5.875% 1/15/15		5,000,000	4,675,000
6.25% 6/15/15		8,500,000	8,011,250
7.25% 6/15/18		2,840,000	2,570,200
9.1% 9/15/17		9,625,000	9,576,875
Lennar Corp.:
5.5% 9/1/14		1,000,000	1,010,000
5.6% 5/31/15		5,000,000	4,950,000
6.5% 4/15/16		4,000,000	4,000,000
6.95% 6/1/18		11,000,000	10,780,000
M/I Homes, Inc.:
6.875% 4/1/12		2,150,000	2,182,250
8.625% 11/15/18		16,880,000	16,626,800
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,484,375
7.15% 4/15/20		1,500,000	1,485,000
Ryland Group, Inc. 8.4% 5/15/17		745,000	812,050
Standard Pacific Corp.:
7% 8/15/15		4,000,000	4,150,000
8.375% 5/15/18		12,088,000	12,118,220
10.75% 9/15/16		3,000,000	3,420,000
			89,353,095
Multiline Retail - 0.4%
Sears Holdings Corp. 6.625% 10/15/18 (g)		7,065,000	6,499,800
Specialty Retail - 0.1%
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			114,670,251
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		$ 1,195,175	$ 1,320,669
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		4,400,000	4,565,000
			5,885,669
FINANCIALS - 13.5%
Commercial Banks - 0.1%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,800,000
Diversified Financial Services - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		10,820,000	11,225,750
Real Estate Investment Trusts - 8.1%
Camden Property Trust 5% 6/15/15		1,100,000	1,204,126
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		2,526,000	2,793,448
6.25% 6/15/14		5,005,000	5,474,224
Developers Diversified Realty Corp.:
5.375% 10/15/12		500,000	514,388
5.5% 5/1/15		2,000,000	2,157,226
7.5% 4/1/17		6,000,000	6,932,370
7.5% 7/15/18		5,271,000	6,013,889
7.875% 9/1/20		4,637,000	5,489,072
9.625% 3/15/16		3,836,000	4,697,178
Equity One, Inc.:
5.375% 10/15/15		3,500,000	3,744,608
6.25% 12/15/14		4,081,000	4,485,178
6.25% 1/15/17		3,000,000	3,298,572
HCP, Inc. 3.75% 2/1/16		2,000,000	2,072,860
Health Care Property Investors, Inc.:
6% 3/1/15		1,000,000	1,107,116
6.3% 9/15/16		5,250,000	5,967,182
7.072% 6/8/15		1,500,000	1,703,930
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,084,039
6.2% 6/1/16		750,000	849,872
Healthcare Realty Trust, Inc.:
5.125% 4/1/14		3,650,000	3,897,010
6.5% 1/17/17		1,875,000	2,130,191
HMB Capital Trust V 3.847% 12/15/36 (d)(g)(i)		2,530,000	0
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust:
5.625% 3/15/17		$ 915,000	$ 959,986
6.75% 2/15/13		610,000	636,954
7.875% 8/15/14		1,000,000	1,134,415
HRPT Properties Trust:
5.75% 11/1/15		3,600,000	3,894,545
6.25% 8/15/16		1,500,000	1,669,115
6.5% 1/15/13		200,000	206,863
iStar Financial, Inc.:
5.875% 3/15/16		3,000,000	2,617,500
5.95% 10/15/13		5,330,000	5,010,200
6.05% 4/15/15		4,725,000	4,347,000
Kimco Realty Corp. 5.783% 3/15/16		450,000	505,254
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (g)		2,000,000	1,955,000
Nationwide Health Properties, Inc.:
6% 5/20/15		3,122,000	3,459,164
6.25% 2/1/13		1,000,000	1,065,264
8.25% 7/1/12		1,300,000	1,356,306
Omega Healthcare Investors, Inc.:
6.75% 10/15/22		2,115,000	2,152,013
7% 1/15/16		1,295,000	1,340,325
7.5% 2/15/20		1,000,000	1,065,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,935,015
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,040,000
ProLogis LP:
6.25% 3/15/17		4,000,000	4,499,508
6.625% 5/15/18		6,480,000	7,350,426
7.625% 7/1/17		4,690,000	5,550,939
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		2,000,000	2,318,400
Senior Housing Properties Trust:
4.3% 1/15/16		5,000,000	5,126,080
6.75% 4/15/20		2,000,000	2,185,680
8.625% 1/15/12		5,900,000	6,069,094
UDR, Inc. 5.5% 4/1/14		500,000	537,947
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	532,090
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
United Dominion Realty Trust, Inc.: - continued
5.25% 1/15/15		$ 1,000,000	$ 1,081,156
5.25% 1/15/16		4,000,000	4,295,948
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,668,495
			144,182,161
Real Estate Management & Development - 4.6%
AMB Property LP 5.9% 8/15/13		400,000	428,900
BioMed Realty LP 3.85% 4/15/16		2,000,000	2,050,064
Brandywine Operating Partnership LP:
5.4% 11/1/14		6,750,000	7,269,899
5.75% 4/1/12		1,000,000	1,026,487
7.5% 5/15/15		1,000,000	1,158,969
CB Richard Ellis Services, Inc.:
6.625% 10/15/20		1,205,000	1,232,113
11.625% 6/15/17		1,500,000	1,740,000
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,576,538
6.25% 6/15/14		3,094,000	3,333,528
6.875% 8/15/12		1,000,000	1,038,582
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,658,675
Duke Realty LP:
6.25% 5/15/13		750,000	806,309
7.375% 2/15/15		1,500,000	1,725,500
Forest City Enterprises, Inc.:
6.5% 2/1/17		15,120,000	14,326,200
7.625% 6/1/15		4,180,000	4,159,100
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	3,102,655
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (g)		2,725,000	2,779,500
6.875% 11/1/14		500,000	511,250
9% 5/15/17		750,000	843,750
Liberty Property LP 6.375% 8/15/12		2,679,000	2,806,727
Post Apartment Homes LP:
5.45% 6/1/12		713,000	731,921
6.3% 6/1/13		2,000,000	2,140,672
Realogy Corp. 7.875% 2/15/19 (g)		2,035,000	2,004,475
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,966,542
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Regency Centers LP: - continued
5.875% 6/15/17		$ 400,000	$ 451,781
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17		1,000,000	1,070,000
Ventas Realty LP:
Series 1, 6.5% 6/1/16		11,370,000	11,808,825
3.125% 11/30/15		1,500,000	1,527,668
Wells Operating Partnership II LP 5.875% 4/1/18 (g)		3,000,000	3,196,224
			82,472,854
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,400,000
TOTAL FINANCIALS			241,080,765
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.3%
Aviv Healthcare Properties LP 7.75% 2/15/19 (g)		5,290,000	5,382,575
Health Care Providers & Services - 0.7%
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		9,245,000	9,383,675
Skilled Healthcare Group, Inc. 11% 1/15/14		3,080,000	3,164,700
			12,548,375
TOTAL HEALTH CARE			17,930,950
TOTAL NONCONVERTIBLE BONDS			379,567,635
TOTAL CORPORATE BONDS (Cost $448,273,114)			476,523,442
Asset-Backed Securities - 6.0%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,356,320
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.5473% 3/23/19 (g)(i)		327,274	281,456
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.6863% 3/20/50 (g)(i)		2,250,000	101,250
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		6,875,000	6,905,938
Asset-Backed Securities - continued
		Principal Amount (e)	Value
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.4358% 1/20/37 (g)(i)		$ 1,397,997	$ 1,132,377
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		1,927,285	1,638,192
CBRE Realty Finance CDO 2007-1/LLC 0.4958% 4/7/52 (g)(i)		24,017,635	14,950,978
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	295,196
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,193,200
Class B2, 1.5963% 12/28/35 (g)(i)		1,575,000	996,188
Class D, 9% 12/28/35 (g)		505,579	126,395
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.7463% 6/28/38 (g)(i)		1,230,000	1,112,535
Class D, 9% 6/28/38 (g)		997,000	697,900
Crest Ltd. Series 2002-IGA:
Class A, 0.7026% 7/28/17 (g)(i)		71,484	70,621
Class B, 1.6026% 7/28/35 (g)(i)		1,500,000	1,462,500
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		9,500,000	8,457,234
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.619% 11/28/39 (g)(i)		550,000	16,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,643,693
Series 1997-3 Class M1, 7.53% 3/15/28		7,793,391	6,133,445
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35 (i)(j)		1,259,000	62,777
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.7373% 8/26/30 (g)(i)		761,339	114,201
Class E, 2.1873% 8/26/30 (g)(i)		1,489,284	48,402
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,294,122	519,477
Merit Securities Corp. Series 13 Class M1, 7.9245% 12/28/33 (i)		1,923,000	1,833,312
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	677,349
Newcastle Investment Trust Series 2011-MH1 Class A, 2.45% 12/10/33 (g)		4,707,451	4,725,104
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A:
Class A2, 4.646% 7/24/39 (g)		$ 809,410	$ 807,386
Class D, 5.194% 7/24/39 (g)		4,590,000	4,406,400
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9223% 2/5/36 (g)(i)		3,473,616	347
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,172,913
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0% 9/25/26 (g)(i)		2,000,000	860,000
Series 2006-1A:
Class A1A, 0.5065% 9/25/26 (g)(i)		20,558,000	17,782,670
Class A1B, 0.5765% 9/25/26 (g)(i)		6,285,000	5,090,850
Class A2A, 0.4665% 9/25/26 (g)(i)		9,385,000	8,352,650
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.5785% 11/21/40 (g)(i)		10,500,000	9,345,000
Class F, 2.2085% 11/21/40 (g)(i)		250,000	75,000
TOTAL ASSET-BACKED SECURITIES (Cost $112,500,724)			106,445,756
Collateralized Mortgage Obligations - 1.5%

Private Sponsor - 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.3965% 3/15/22 (g)(i)		502,063	501,392
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.3665% 6/15/22 (g)(i)		3,250,000	2,959,813
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		85,893	28,779
Series 2002-R2 Class 2B3, 4.1067% 7/25/33 (g)(i)		224,890	89,261
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		131,174	66,343
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		157,480	4,506
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,505,859	334,586
Class B3, 5.5% 11/25/33		245,438	18,024
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(i)		175,868	4,700
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4347% 4/25/20 (g)(i)		1,500,000	1,505,811
Series 2010-K6 Class B, 5.5324% 12/26/46 (g)(i)		4,500,000	4,511,809
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.687% 6/15/22 (g)(i)		6,222,957	5,974,039
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		$ 7,120,000	$ 7,262,400
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,623,527
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1358% 7/10/35 (g)(i)		436,056	364,107
Series 2005-A Class B6, 2.1858% 3/10/37 (g)(i)		1,602,399	432,648
Series 2005-B Class B6, 1.7858% 6/10/37 (g)(i)		877,985	70,590
Series 2005-D Class B6, 2.4365% 12/15/37 (g)(i)		443,739	5,902
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		62,752	53,207
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.6858% 12/10/35 (g)(i)		408,263	220,462
Series 2004-A Class B7, 4.4358% 2/10/36 (g)(i)		432,933	243,741
Series 2004-B Class B7, 4.1858% 2/10/36 (g)(i)		525,206	288,863
Series 2005-C Class B7, 3.2858% 9/10/37 (g)(i)		1,811,314	45,283
TOTAL PRIVATE SPONSOR			26,609,793
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		181,629	52,747
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.7279% 2/25/42 (g)(i)		113,310	48,651
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		258,627	69,440
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.7969% 6/25/43 (g)(i)		161,769	65,611
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.8751% 10/25/42 (g)(i)		70,645	26,145
TOTAL U.S. GOVERNMENT AGENCY			262,594
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,621,056)			26,872,387
Commercial Mortgage Securities - 19.3%

ACGS Series 2004-1 Class P, 7.4651% 8/1/19 (j)		6,369,196	6,128,361
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (g)		2,000,000	2,029,557
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		$ 1,565,000	$ 1,611,921
Class B2, 7.525% 4/14/29		560,000	576,868
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,249,757
Series 2005-1 Class CJ, 5.3521% 11/10/42 (i)		3,580,000	3,562,197
Series 2005-6 Class AJ, 5.1947% 9/10/47 (i)		5,000,000	4,768,485
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.937% 11/15/15 (g)(i)		46,621,689	43,353,492
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class J, 1.2365% 3/15/22 (g)(i)		2,000,000	1,780,000
Class K, 2.1865% 3/15/22 (g)(i)		4,190,000	3,435,800
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4525% 3/11/39 (i)		5,700,000	5,364,842
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7067% 4/12/38 (g)(i)		2,520,000	2,281,977
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2 Class VPM2, 5.8052% 1/15/46 (g)(i)		3,500,000	3,126,020
COMM pass-thru certificates:
floater Series 2006-FL12 Class AJ, 0.3165% 12/15/20 (g)(i)		8,000,000	7,320,000
sequential payer Series 2004-RS1 Class A, 5.648% 3/3/41 (g)		9,621,611	9,549,449
Series 2001-J1A Class F, 6.8296% 2/16/34 (g)(i)		2,600,000	2,618,331
Communication Mortgage Trust Series 2011-THL Class F, 4.867% 6/9/28 (g)		11,090,000	9,739,096
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/11/30 (g)		3,000,000	3,250,432
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.8373% 3/25/17 (g)(i)		2,512,000	2,071,615
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.3873% 3/25/17 (g)(i)		3,860,000	3,090,413
Class G, 7.1873% 3/25/17 (g)(i)		3,272,000	2,078,743
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	690,000
DBUBS Mortgage Trust Series 2011-LC1A Class E, 5.7285% 11/10/46 (g)(i)		2,980,000	2,638,493
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	998,835
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.2203% 6/10/31 (g)(i)		2,500,000	2,634,334
Series 2000-CKP1 Class B3, 7.958% 11/10/33 (i)		2,970,000	2,962,457
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Extended Stay America Trust Series 2010-ESHA, Class C4, 4.8603% 11/5/27 (g)		$ 5,000,000	$ 5,020,515
FHLMC Multifamily Structured pass-thru Certificates:
Series K013 Class X3, 2.884% 1/25/43 (h)(i)		14,360,000	2,472,370
Series KAIV Class X2, 3.614% 6/25/41 (h)(i)		7,430,000	1,688,096
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,009,696
Class K, 6% 12/12/33 (g)		2,000,000	1,992,651
Freddie Mac Multi-class participation certificates guaranteed:
Series K011 Class X3, 2.5747% 12/25/43 (h)(i)		12,206,096	1,957,810
Series K012 Class X3, 2.2876% 1/25/41 (h)(i)		21,072,888	2,990,454
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		12,783,602	12,464,012
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	826,315
Series 2002-1A Class H, 7.123% 12/10/35 (g)(i)		991,000	998,737
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (i)		1,738,931	1,808,639
Class G, 6.75% 4/15/29 (i)		1,250,000	1,393,740
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		689,776	692,433
Class J, 6.974% 8/15/36		1,500,000	1,505,037
Series 2000-C1 Class K, 7% 3/15/33		1,100,000	785,170
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,077,433
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	2,071,825
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	893,762
GS Mortgage Securities Corp. II:
floater Series 2007-EOP Class L, 6.4193% 3/6/20 (g)(i)		1,400,000	1,393,865
Series 2010-C1 Class E, 4% 8/10/43 (g)		3,000,000	2,140,054
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (g)		5,000,000	4,958,500
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(i)		2,895,000	7,238
Class X, 0.9824% 10/15/32 (g)(h)(i)		7,141,456	518
Series 2009-IWST Class D, 7.4453% 12/5/27 (g)(i)		5,000,000	5,508,039
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
JP Morgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2010-CNTM Class MZ, 8.5% 8/5/20 (g)		$ 4,000,000	$ 3,896,926
Series 2010-CNTR:
Class D, 6.1838% 8/5/32 (g)(i)		4,500,000	4,100,884
Class XB, 0.9305% 8/5/32 (g)(h)		32,655,000	1,777,297
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.3665% 2/15/19 (g)(i)		1,951,254	1,914,134
JP Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		1,392,544	1,437,258
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,378,920
Class H, 6% 7/15/31 (g)		1,305,511	9,139
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,920,000	3,070,380
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	2,022,379
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,620,226
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	2,018,671
Series 2005-C2 Class AJ, 5.205% 4/15/30 (i)		8,910,000	8,696,821
Series 2006-C4:
Class AJ, 6.0868% 6/15/38 (i)		6,005,000	5,357,749
Class AM, 6.0868% 6/15/38 (i)		6,700,000	6,911,831
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.7457% 6/25/43 (g)(i)		4,699,000	3,446,830
Series 2011-1 Class B, 5.7457% 6/25/43 (g)(i)		5,720,000	5,282,128
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	505,215
Class G, 4.384% 7/12/37	CAD	355,000	244,471
Class H, 4.384% 7/12/37	CAD	236,000	157,324
Class J, 4.384% 7/12/37	CAD	355,000	229,135
Class K, 4.384% 7/12/37	CAD	355,000	221,908
Class L, 4.384% 7/12/37	CAD	236,000	142,901
Class M, 4.384% 7/12/37	CAD	995,000	457,431
Merrill Lynch Mortgage Investors Trust Series 1999-C1 Class G, 6.71% 11/15/31 (g)		3,143,926	1,697,720
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.6735% 5/12/39 (i)		1,200,000	1,243,122
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37 (g)		750,000	75
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class E, 7.983% 1/15/37 (g)		$ 1,453,000	$ 145
Class IO, 8.1746% 1/15/37 (h)(i)		5,165,671	309,940
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		1,718,316	1,683,949
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	8,263,698
Series 1997-RR Class F, 7.4021% 4/30/39 (g)(i)		2,151,136	2,097,357
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,602,314	1,431,273
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,975,150
Series 2011-C2:
Class D, 5.319% 6/15/44 (g)(i)		4,610,000	4,161,954
Class E, 5.319% 6/15/44 (g)(i)		6,600,000	5,676,000
Class F, 5.319% 6/15/44 (g)(i)		4,440,000	3,352,200
Class XB, 0.465% 6/15/44 (g)(h)(i)		63,708,222	2,125,306
NationsLink Funding Corp. Series 1999-SL Class X, 11/10/30 (h)		3,132,059	2,818,853
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,375,238	3,746,177
RBSCF Trust Series 2010-MB1 Class D, 4.8254% 4/15/24 (g)(i)		5,820,000	5,815,344
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-MMA:
Class E3, 6.5% 2/18/34 (g)(i)		3,000,000	3,062,209
Class E5, 6.5% 2/18/34 (g)(i)		3,000,000	3,079,962
Structured Asset Securities Corp. Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,187,578
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.9788% 8/15/39 (i)		2,080,000	2,054,505
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		10,630,000	11,161,500
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.7615% 7/15/24 (g)(i)		1,200,000	481,819
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (g)		2,540,000	2,516,273
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	2,003,088
Series 2004-C11:
Class D, 5.5477% 1/15/41 (i)		5,177,000	5,029,636
Class E, 5.5977% 1/15/41 (i)		3,785,000	3,352,191
Series 2004-C12 Class D, 5.512% 7/15/41 (i)		2,750,000	2,623,939
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2004-C14 Class B, 5.17% 8/15/41		$ 3,180,000	$ 3,307,999
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (g)		4,000,000	3,999,968
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $342,174,310)			345,727,272
Floating Rate Loans - 4.0%

CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.5%
Extended Stay America, Inc. term loan 9.75% 11/1/15		9,000,000	9,000,000
Media - 0.1%
PRIMEDIA, Inc. Tranche B, term loan 7.5% 1/13/18 (i)		2,850,000	2,736,000
Specialty Retail - 0.1%
The Pep Boys - Manny, Moe & Jack term loan 2.25% 10/27/13 (i)		1,981,937	1,979,459
TOTAL CONSUMER DISCRETIONARY			13,715,459
FINANCIALS - 2.0%
Diversified Financial Services - 0.7%
Capital Automotive LP term loan 5% 3/11/17 (i)		8,399,826	8,399,826
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (i)		4,000,000	4,005,200
			12,405,026
Real Estate Investment Trusts - 0.1%
iStar Financial, Inc. Tranche A 1LN, term loan 5% 6/28/13 (i)		1,487,111	1,461,086
Real Estate Management & Development - 1.2%
CB Richard Ellis Group, Inc. Tranche B, term loan 3.4358% 11/9/16 (i)		1,709,594	1,709,594
CB Richard Ellis Services, Inc. Tranche D, term loan 3.6851% 9/4/19 (i)		4,000,000	3,955,000
Equity Inns Reality LLC:
Tranche A, term loan 9% 11/2/12 (i)		2,000,000	1,797,500
Tranche B 2LN, term loan 6.05% 11/2/12 (i)		5,000,000	4,593,750
Realogy Corp.:
Credit-Linked Deposit 3.1856% 10/10/13 (i)		620,304	589,288
Credit-Linked Deposit 4.4356% 10/10/16 (i)		210,842	191,339
term loan 4.5183% 10/10/16 (i)		1,249,372	1,133,805
Floating Rate Loans - continued
		Principal Amount (e)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Realogy Corp.: - continued
Tranche 2LN, term loan 13.5% 10/15/17		$ 2,500,000	$ 2,637,500
Tranche B, term loan 3.2683% 10/10/13 (i)		5,234,332	4,972,616
			21,580,392
TOTAL FINANCIALS			35,446,504
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
Tranche B, term loan 2.504% 7/25/14 (i)		2,844,254	2,755,371
Tranche DD, term loan 2.504% 7/25/14 (i)		146,026	141,463
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (i)		3,738,937	3,748,284
Universal Health Services, Inc. term loan 4% 11/15/16 (i)		1,908,343	1,908,343
			8,553,461
INDUSTRIALS - 0.6%
Construction & Engineering - 0.6%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (i)		12,000,000	11,595,000
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (i)		2,992,500	2,992,500
TOTAL FLOATING RATE LOANS (Cost $69,310,921)			72,302,924
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	15,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	427,000
Preferred Securities - continued
	Principal Amount (e)	Value
FINANCIALS - continued
Diversified Financial Services - continued
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	$ 810,000	$ 8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
		442,008
TOTAL PREFERRED SECURITIES (Cost $3,377,499)		442,008
Money Market Funds - 9.8%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	138,042,360	138,042,360
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	38,026,262	38,026,262
TOTAL MONEY MARKET FUNDS (Cost $176,068,622)		176,068,622
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,750,859,783)		1,828,418,003
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(35,608,954)
NET ASSETS - 100%		$ 1,792,809,049
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $437,234,266 or 24.4% of net assets.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,313,325 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
ACGS Series 2004-1 Class P, 7.4651% 8/1/19	2/17/11	$ 6,167,702
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 157,393
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 194,899
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.6873% 6/25/35	6/3/05	$ 1,110,697
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,012
Fidelity Securities Lending Cash Central Fund	34,762
Total	$ 241,774
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,655,507	$ 13,126,936	$ -	$ 3,528,571
Financials	584,071,871	559,503,024	19,627,477	4,941,370
Health Care	23,308,214	23,308,214	-	-
Corporate Bonds	476,523,442	-	467,138,642	9,384,800
Asset-Backed Securities	106,445,756	-	27,055,672	79,390,084
Collateralized Mortgage Obligations	26,872,387	-	26,010,387	862,000
Commercial Mortgage Securities	345,727,272	-	313,786,639	31,940,633
Floating Rate Loans	72,302,924	-	63,302,924	9,000,000
Preferred Securities	442,008	-	-	442,008
Money Market Funds	176,068,622	176,068,622	-	-
Total Investments in Securities:	$ 1,828,418,003	$ 772,006,796	$ 916,921,741	$ 139,489,466
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 3,696,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(167,429)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,528,571
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (167,429)
Equities - Financials
Beginning Balance	$ 3,922,244
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,019,250
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(124)
Ending Balance	$ 4,941,370
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,019,250
Corporate Bonds
Beginning Balance	$ 1,370,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	32,708
Cost of Purchases	7,982,092
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,384,800
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 32,708
Asset-Backed Securities
Beginning Balance	$ 16,886,956
Total Realized Gain (Loss)	682,842
Total Unrealized Gain (Loss)	2,505,703
Cost of Purchases	52,080,640
Proceeds of Sales	(9,776,117)
Amortization/Accretion	839,401
Transfers in to Level 3	17,965,015
Transfers out of Level 3	(1,794,356)
Ending Balance	$ 79,390,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,528,507
Collateralized Mortgage Obligations
Beginning Balance	$ 994,555
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	243,838
Cost of Purchases	-
Proceeds of Sales	(340,705)
Amortization/Accretion	(83,120)
Transfers in to Level 3	47,432
Transfers out of Level 3	-
Ending Balance	$ 862,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 243,838
Commercial Mortgage Securities
Beginning Balance	$ 12,252,746
Total Realized Gain (Loss)	(19,472)
Total Unrealized Gain (Loss)	1,649,186
Cost of Purchases	23,418,959
Proceeds of Sales	(2,739,892)
Amortization/Accretion	(109,801)
Transfers in to Level 3	4,543,765
Transfers out of Level 3	(7,054,858)
Ending Balance	$ 31,940,633
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 1,516,502
Floating Rate Loans
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	62,914
Cost of Purchases	8,928,750
Proceeds of Sales	-
Amortization/Accretion	8,336
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 9,000,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 62,914
Preferred Securities
Beginning Balance	$ 365,608
Total Realized Gain (Loss)	(2,306,146)
Total Unrealized Gain (Loss)	2,480,412
Cost of Purchases	-
Proceeds of Sales	(99,000)
Amortization/Accretion	1,134
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 442,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ 73,873

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.5%
AAA,AA,A	11.4%
BBB	14.5%
BB	5.8%
B	10.1%
CCC,CC,C	3.2%
D	0.1%
Not Rated	11.8%
Equities	34.8%
Short-Term Investments and Net Other Assets	7.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $35,928,878) - See accompanying schedule: Unaffiliated issuers (cost $1,574,791,161)	$ 1,652,349,381
Fidelity Central Funds (cost $176,068,622)	176,068,622
Total Investments (cost $1,750,859,783)		$ 1,828,418,003
Cash		323,241
Receivable for investments sold		2,833,712
Receivable for fund shares sold		3,470,591
Dividends receivable		901,540
Interest receivable		9,533,761
Distributions receivable from Fidelity Central Funds		16,392
Other receivables		16,716
Total assets		1,845,513,956

Liabilities
Payable for investments purchased	$ 8,176,436
Payable for fund shares redeemed	5,093,296
Accrued management fee	834,868
Distribution and service plan fees payable	31,194
Other affiliated payables	466,030
Other payables and accrued expenses	76,821
Collateral on securities loaned, at value	38,026,262
Total liabilities		52,704,907

Net Assets		$ 1,792,809,049
Net Assets consist of:
Paid in capital		$ 1,688,797,987
Undistributed net investment income		20,642,579
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,785,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,583,194
Net Assets		$ 1,792,809,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,282,886 ÷ 5,620,724 shares)	$ 10.73

Maximum offering price per share (100/96.00 of $10.73)	$ 11.18
Class T: Net Asset Value and redemption price per share ($7,625,672 ÷ 711,056 shares)	$ 10.72

Maximum offering price per share (100/96.00 of $10.72)	$ 11.17
Class C: Net Asset Value and offering price per share ($21,555,207 ÷ 2,019,275 shares)A	$ 10.67

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,660,063,375 ÷ 154,395,428 shares)	$ 10.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($43,281,909 ÷ 4,029,852 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 24,245,563
Interest		63,966,851
Income from Fidelity Central Funds		241,774
Total income		88,454,188

Expenses
Management fee	$ 8,064,128
Transfer agent fees	4,177,653
Distribution and service plan fees	177,614
Accounting and security lending fees	582,960
Custodian fees and expenses	31,621
Independent trustees' compensation	7,337
Registration fees	231,380
Audit	159,849
Legal	4,712
Interest	326
Miscellaneous	13,078
Total expenses before reductions	13,450,658
Expense reductions	(42,341)	13,408,317
Net investment income (loss)		75,045,871
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,478,722
Foreign currency transactions	(4,405)
Total net realized gain (loss)		26,474,317
Change in net unrealized appreciation (depreciation) on: Investment securities	63,155,032
Assets and liabilities in foreign currencies	(714)
Total change in net unrealized appreciation (depreciation)		63,154,318
Net gain (loss)		89,628,635
Net increase (decrease) in net assets resulting from operations		$ 164,674,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,045,871	$ 41,516,164
Net realized gain (loss)	26,474,317	20,625,469
Change in net unrealized appreciation (depreciation)	63,154,318	102,855,727
Net increase (decrease) in net assets resulting from operations	164,674,506	164,997,360
Distributions to shareholders from net investment income	(66,688,371)	(40,150,798)
Share transactions - net increase (decrease)	655,640,999	450,504,667
Redemption fees	331,332	230,512
Total increase (decrease) in net assets	753,958,466	575,581,741

Net Assets
Beginning of period	1,038,850,583	463,268,842
End of period (including undistributed net investment income of $20,642,579 and undistributed net investment income of $11,035,447, respectively)	$ 1,792,809,049	$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.53	.18
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.29	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.73	$ 9.94
Total Return B, C, D	13.27%	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.09% A
Expenses net of fee waivers, if any	1.13%	1.09% A
Expenses net of all reductions	1.12%	1.09% A
Net investment income (loss)	5.00%	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,283	$ 3,830
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.52	.17
Net realized and unrealized gain (loss)	.76	(.03)
Total from investment operations	1.28	.14
Distributions from net investment income	(.50)	(.15)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.72	$ 9.94
Total Return B, C, D	13.11%	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.17% A
Expenses net of fee waivers, if any	1.16%	1.17% A
Expenses net of all reductions	1.16%	1.17% A
Net investment income (loss)	4.96%	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,626	$ 862
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.45	.15
Net realized and unrealized gain (loss)	.74	(.03)
Total from investment operations	1.19	.12
Distributions from net investment income	(.45)	(.14)
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 10.67	$ 9.93
Total Return B, C, D	12.25%	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.86% A
Expenses net of fee waivers, if any	1.89%	1.86% A
Expenses net of all reductions	1.89%	1.86% A
Net investment income (loss)	4.23%	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,555	$ 836
Portfolio turnover rate G	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Income from Investment Operations
Net investment income (loss) B	.55	.53	.54	.59	.63
Net realized and unrealized gain (loss)	.76	1.73	(1.27)	(1.48)	(.37)
Total from investment operations	1.31	2.26	(.73)	(.89)	.26
Distributions from net investment income	(.51)	(.52)	(.50)	(.66)	(.58)
Distributions from net realized gain	-	-	-	(.24)	(.24)
Total distributions	(.51)	(.52)	(.50)	(.90)	(.82)
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 10.75	$ 9.95	$ 8.21	$ 9.43	$ 11.22
Total Return A	13.41%	28.29%	(6.92)%	(8.43)%	2.00%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.97%	1.00%	.94%	.88%
Expenses net of fee waivers, if any	.92%	.96%	1.00%	.94%	.88%
Expenses net of all reductions	.92%	.96%	1.00%	.94%	.88%
Net investment income (loss)	5.21%	5.60%	7.15%	5.77%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,660,063	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268
Portfolio turnover rate D	25%	28%	47%	32%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.55	.19
Net realized and unrealized gain (loss)	.76	(.04)
Total from investment operations	1.31	.15
Distributions from net investment income	(.52)	(.15)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 10.74	$ 9.95
Total Return B, C	13.44%	1.58%
Ratios to Average Net Assets E, H
Expenses before reductions	.89%	.85% A
Expenses net of fee waivers, if any	.89%	.85% A
Expenses net of all reductions	.89%	.85% A
Net investment income (loss)	5.24%	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,282	$ 2,930
Portfolio turnover rate F	25%	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 144,195,864
Gross unrealized depreciation	(67,819,922)
Net unrealized appreciation (depreciation) on securities and other investments	$ 76,375,942

Tax Cost	$ 1,752,042,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,446,220
Undistributed long-term capital gain	$ 8,214,193
Net unrealized appreciation (depreciation)	$ 76,400,916

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 66,688,371	$ 40,150,798

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $943,762,957 and $333,450,877, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 69,417	$ 9,683
Class T	-%	.25%	9,295	13
Class C	.75%	.25%	98,902	70,558
			$ 177,614	$ 80,254

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares, and 4.00% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,470
Class T	4,886
Class C*	2,608
$ 36,964

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 67,947.25
Class T	10,398.28
Class C	25,635.26
Real Estate Income	4,020,697.29
Institutional Class	52,976.26
	$ 4,177,653

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,317 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,526 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $34,762, including $8,492 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,530,000. The weighted average interest rate was .71%. The interest expense amounted to $326 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Real Estate Income Class expenses by $16,722.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,961 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $658.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010 A
From net investment income
Class A	$ 1,154,662	$ 23,172
Class T	160,366	6,447
Class C	358,357	3,705
Real Estate Income	64,149,915	40,107,971
Institutional Class	865,071	9,503
Total	$ 66,688,371	$ 40,150,798

A Distributions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Class A
Shares sold	5,544,292	402,260	$ 58,675,375	$ 3,960,293
Reinvestment of distributions	75,836	1,072	799,911	10,302
Shares redeemed	(384,554)	(18,182)	(4,105,728)	(177,559)
Net increase (decrease)	5,235,574	385,150	$ 55,369,558	$ 3,793,036
Class T
Shares sold	662,414	85,986	$ 7,018,853	$ 847,305
Reinvestment of distributions	12,671	671	132,964	6,447
Shares redeemed	(50,669)	(17)	(536,547)	(166)
Net increase (decrease)	624,416	86,640	$ 6,615,270	$ 853,586
Class C
Shares sold	2,030,776	84,053	$ 21,411,850	$ 827,207
Reinvestment of distributions	29,432	378	309,638	3,628
Shares redeemed	(125,083)	(281)	(1,328,625)	(2,700)
Net increase (decrease)	1,935,125	84,150	$ 20,392,863	$ 828,135
Real Estate Income
Shares sold	89,725,340	69,175,263	$ 943,333,748	$ 650,744,676
Reinvestment of distributions	5,601,468	4,018,182	58,273,356	36,922,410
Shares redeemed	(44,449,757)	(26,105,432)	(467,916,333)	(245,525,556)
Net increase (decrease)	50,877,051	47,088,013	$ 533,690,771	$ 442,141,530

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010 A	2011	2010 A
Institutional Class
Shares sold	4,361,479	294,304	$ 46,245,871	$ 2,886,826
Reinvestment of distributions	55,523	902	583,903	8,663
Shares redeemed	(681,623)	(733)	(7,257,237)	(7,109)
Net increase (decrease)	3,735,379	294,473	$ 39,572,537	$ 2,888,380

A Share transactions for Class A, Class T, Class C and Institutional Class Shares are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008
Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 6, 2011, to shareholders of record at the opening of business on September 2, 2011, a distribution of $0.052 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.15 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $10,590,637, or, if subsequently determined to be different, the net capital gain of such year.

The Institutional Class designates 1.00% of the dividends distributed in March and June as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

REII-UANN-0911
1.907540.101

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	28.50%	3.00%
Class F B	28.74%	3.12%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Richard Thompson, Co-Portfolio Manager of Fidelity® Series Small Cap Opportunities Fund: For the year ending July 31, 2011, the fund's Series Small Cap Opportunities and Class F shares returned 28.50% and 28.74%, respectively, solidly outpacing the Russell 2000®. Security selection was the main driver of the fund's outperformance, with the largest relative gains coming from health care, consumer discretionary, consumer staples, software/services and materials. On the other hand, picks in technology hardware/equipment and positioning in energy - by far the benchmark's strongest-performing sector - and financials, mainly banks, detracted. The fund's modest cash position also hampered returns. In terms of individual securities, two out-of-index names helped the most. Green Mountain Coffee Roasters, a leader in specialty coffee and coffee makers, provided the biggest boost, while premium bedding manufacturer Tempur-Pedic International also lifted results. Holdings in Terremark Worldwide, a global provider of managed IT infrastructure services, and global specialty chemicals producer Rockwood Holdings also worked in our favor. Conversely, Platinum Underwriters Holdings, a reinsurance company, and data-storage products manufacturer Quantum held back performance. At period end, the fund did not own Terremark and Platinum Underwriters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Series Small Cap Opportunities	1.09%
Actual		$ 1,000.00	$ 1,025.60	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46
Class F	.89%
Actual		$ 1,000.00	$ 1,027.30	$ 4.47
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Home Properties, Inc.	1.3	0.7
National Penn Bancshares, Inc.	1.2	1.2
Waddell & Reed Financial, Inc. Class A	1.1	1.1
Tempur-Pedic International, Inc.	1.1	0.9
National Retail Properties, Inc.	1.1	0.6
CapitalSource, Inc.	1.1	1.2
Teledyne Technologies, Inc.	1.1	0.6
Ramco-Gershenson Properties Trust (SBI)	1.0	0.8
Forestar Group, Inc.	1.0	1.1
ProAssurance Corp.	1.0	0.0
	11.0
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.1	20.0
Information Technology	16.5	19.0
Industrials	14.5	15.7
Consumer Discretionary	13.6	13.4
Health Care	11.7	11.3
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks and Equity Futures 96.7%		Stocks and Equity Futures 98.6%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	7.0%	** Foreign investments	7.6%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.8%
Tenneco, Inc. (a)	394,286	$ 15,747,783
Hotels, Restaurants & Leisure - 1.7%
Cracker Barrel Old Country Store, Inc.	159,812	7,209,119
Vail Resorts, Inc. (d)	193,259	8,841,599
WMS Industries, Inc. (a)	161,400	4,449,798
Wyndham Worldwide Corp.	327,100	11,314,389
		31,814,905
Household Durables - 2.8%
iRobot Corp. (a)	332,383	11,620,110
La-Z-Boy, Inc. (a)	574,390	5,037,400
Meritage Homes Corp. (a)	429,600	9,386,760
Mohawk Industries, Inc. (a)	121,800	6,337,254
Tempur-Pedic International, Inc. (a)	290,806	20,940,940
		53,322,464
Media - 0.5%
MDC Partners, Inc. Class A (sub. vtg.)	472,600	9,437,823
Multiline Retail - 0.4%
Dollarama, Inc.	243,066	8,131,033
Specialty Retail - 5.4%
Ascena Retail Group, Inc. (a)	407,880	13,182,682
Cabela's, Inc. Class A (a)	545,238	14,917,712
DSW, Inc. Class A (a)	296,358	15,701,047
Fourlis Holdings SA (a)	543,800	3,187,945
GameStop Corp. Class A (a)	429,700	10,132,326
Shoe Carnival, Inc. (a)	485,814	15,346,864
Signet Jewelers Ltd. (a)	309,300	13,250,412
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	247,308	15,587,823
		101,306,811
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	96,933	9,620,600
G-III Apparel Group Ltd. (a)	485,300	14,981,211
PVH Corp.	185,000	13,236,750
		37,838,561
TOTAL CONSUMER DISCRETIONARY		257,599,380
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 3.0%
Beverages - 0.7%
Hansen Natural Corp. (a)	89,400	$ 6,849,828
Primo Water Corp.	444,900	6,406,560
		13,256,388
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	129,229	5,815,305
United Natural Foods, Inc. (a)	122,955	5,133,371
		10,948,676
Food Products - 1.2%
Chiquita Brands International, Inc. (a)	300,830	3,561,827
Diamond Foods, Inc. (d)	52,200	3,736,998
Green Mountain Coffee Roasters, Inc. (a)	144,500	15,020,775
		22,319,600
Personal Products - 0.5%
Elizabeth Arden, Inc. (a)	292,984	9,439,944
Nutraceutical International Corp. (a)	95,073	1,407,080
		10,847,024
TOTAL CONSUMER STAPLES		57,371,688
ENERGY - 7.4%
Energy Equipment & Services - 1.9%
Newpark Resources, Inc. (a)	1,099,328	10,212,757
Superior Energy Services, Inc. (a)	344,300	14,285,007
Willbros Group, Inc. (a)	1,146,818	10,550,726
		35,048,490
Oil, Gas & Consumable Fuels - 5.5%
Atlas Pipeline Partners, LP	402,329	13,763,675
Berry Petroleum Co. Class A	317,200	18,191,420
Cloud Peak Energy, Inc. (a)	611,800	13,643,140
Energen Corp.	68,238	4,013,077
Petroleum Development Corp. (a)	402,429	14,616,221
SM Energy Co.	232,207	17,496,797
Targa Resources Corp.	301,200	10,168,512
Whiting Petroleum Corp. (a)	220,470	12,919,542
		104,812,384
TOTAL ENERGY		139,860,874
Common Stocks - continued
	Shares	Value
FINANCIALS - 21.1%
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)	177,000	$ 18,466,410
Duff & Phelps Corp. Class A	993,177	11,312,286
Waddell & Reed Financial, Inc. Class A	580,300	21,297,010
		51,075,706
Commercial Banks - 5.2%
Associated Banc-Corp.	1,106,728	15,106,837
CapitalSource, Inc.	3,106,100	20,065,406
Cathay General Bancorp	607,724	8,423,055
City National Corp.	309,400	16,608,592
National Penn Bancshares, Inc.	2,861,700	23,008,068
PacWest Bancorp	618,000	12,267,300
Western Liberty Bancorp (a)(e)	1,000,000	3,020,000
		98,499,258
Diversified Financial Services - 0.0%
57th Street General Acquisition Corp. (a)	64,600	849,490
Insurance - 3.4%
Alterra Capital Holdings Ltd.	706,811	15,401,412
Amerisafe, Inc. (a)	818,100	17,597,331
Endurance Specialty Holdings Ltd.	319,300	13,008,282
ProAssurance Corp. (a)	274,376	19,110,288
		65,117,313
Real Estate Investment Trusts - 6.7%
American Assets Trust, Inc.	852,600	18,748,674
Franklin Street Properties Corp.	1,474,900	18,598,489
Glimcher Realty Trust	744,500	7,333,325
Highwoods Properties, Inc. (SBI)	472,500	16,268,175
Home Properties, Inc.	391,549	25,654,291
National Retail Properties, Inc.	800,700	20,089,563
Ramco-Gershenson Properties Trust (SBI)	1,599,150	19,621,571
		126,314,088
Real Estate Management & Development - 1.0%
Forestar Group, Inc. (a)	1,200,300	19,564,890
Thrifts & Mortgage Finance - 2.1%
Astoria Financial Corp.	1,074,300	12,515,595
Washington Federal, Inc.	1,039,500	17,577,945
WSFS Financial Corp.	218,759	8,686,920
		38,780,460
TOTAL FINANCIALS		400,201,205
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.6%
Biotechnology - 2.6%
Achillion Pharmaceuticals, Inc. (a)	588,816	$ 4,363,127
Ardea Biosciences, Inc. (a)	194,301	4,546,643
ARIAD Pharmaceuticals, Inc. (a)	562,623	6,689,587
ArQule, Inc. (a)	492,442	2,757,675
BioMarin Pharmaceutical, Inc. (a)	132,994	4,153,403
Chelsea Therapeutics International Ltd. (a)	698,599	3,506,967
Dynavax Technologies Corp. (a)	1,663,159	4,656,845
Infinity Pharmaceuticals, Inc. (a)	184,643	1,661,787
Pharmasset, Inc. (a)	33,133	4,021,684
SIGA Technologies, Inc. (a)(d)	130,330	991,811
Targacept, Inc. (a)	154,378	3,155,486
Telik, Inc. (a)	1,198,957	611,468
Theravance, Inc. (a)	194,319	4,154,540
ZIOPHARM Oncology, Inc. (a)(d)	611,219	3,325,031
		48,596,054
Health Care Equipment & Supplies - 1.7%
Analogic Corp.	184,887	9,945,072
Endologix, Inc. (a)	660,603	5,998,275
Sirona Dental Systems, Inc. (a)	216,800	10,965,744
Uroplasty, Inc. (a)(d)	734,391	5,001,203
		31,910,294
Health Care Providers & Services - 5.4%
Accretive Health, Inc. (a)(d)	302,992	9,101,880
Air Methods Corp. (a)	136,577	9,574,048
Catalyst Health Solutions, Inc. (a)	121,799	7,981,488
Centene Corp. (a)	148,547	4,873,827
Corvel Corp. (a)	143,734	6,633,324
Health Management Associates, Inc. Class A (a)	648,662	6,162,289
HealthSpring, Inc. (a)	258,100	10,592,424
Humana, Inc.	110,172	8,216,628
MEDNAX, Inc. (a)	141,825	9,666,792
Omnicare, Inc.	169,093	5,157,337
PSS World Medical, Inc. (a)	449,869	10,765,365
Universal Health Services, Inc. Class B	152,500	7,570,100
Wellcare Health Plans, Inc. (a)	140,375	6,155,444
		102,450,946
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.6%
Epocrates, Inc. (a)	400,785	$ 6,588,905
Omnicell, Inc. (a)	343,444	5,876,327
		12,465,232
Life Sciences Tools & Services - 0.3%
eResearchTechnology, Inc. (a)	858,769	5,470,359
Sequenom, Inc. (a)	18,319	129,332
		5,599,691
Pharmaceuticals - 1.0%
Cardiome Pharma Corp. (a)	424,143	2,108,729
Columbia Laboratories, Inc. (a)(d)	730,232	2,088,464
Endocyte, Inc. (d)	186,900	2,491,377
Questcor Pharmaceuticals, Inc. (a)	253,262	7,863,785
XenoPort, Inc. (a)	552,700	3,918,643
		18,470,998
TOTAL HEALTH CARE		219,493,215
INDUSTRIALS - 14.5%
Aerospace & Defense - 1.1%
Teledyne Technologies, Inc. (a)	367,549	19,932,182
Air Freight & Logistics - 0.4%
UTI Worldwide, Inc.	525,800	8,502,186
Building Products - 1.9%
A.O. Smith Corp.	344,561	14,288,945
AAON, Inc.	488,850	11,087,118
Armstrong World Industries, Inc.	262,174	10,355,873
		35,731,936
Commercial Services & Supplies - 1.5%
Swisher Hygiene, Inc. (g)	961,491	3,911,345
Sykes Enterprises, Inc. (a)	600,998	11,599,261
United Stationers, Inc.	398,800	12,797,492
		28,308,098
Construction & Engineering - 0.8%
Foster Wheeler AG (a)	349,228	9,464,079
Shaw Group, Inc. (a)	224,513	5,810,396
		15,274,475
Electrical Equipment - 2.1%
General Cable Corp. (a)	424,185	16,869,837
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
GrafTech International Ltd. (a)	661,603	$ 12,742,474
Regal-Beloit Corp.	161,500	9,791,745
		39,404,056
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	225,200	9,735,396
Machinery - 3.9%
Accuride Corp. (a)	639,565	7,323,019
Actuant Corp. Class A	472,431	11,673,770
Altra Holdings, Inc. (a)	415,723	9,245,680
CLARCOR, Inc.	290,186	12,785,595
Greenbrier Companies, Inc. (a)	332,370	6,687,284
John Bean Technologies Corp.	382,981	6,763,444
TriMas Corp. (a)	350,008	8,389,692
Wabtec Corp.	160,454	10,352,492
		73,220,976
Professional Services - 0.5%
Advisory Board Co. (a)	191,495	10,252,642
Road & Rail - 0.5%
Kansas City Southern (a)	157,700	9,359,495
Trading Companies & Distributors - 1.3%
Interline Brands, Inc. (a)	570,893	9,551,040
Watsco, Inc.	252,077	14,917,917
		24,468,957
TOTAL INDUSTRIALS		274,190,399
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 2.9%
Anaren, Inc. (a)	199,505	3,992,095
Aruba Networks, Inc. (a)	146,410	3,360,110
Brocade Communications Systems, Inc. (a)	1,713,090	9,387,733
Comtech Telecommunications Corp.	343,053	9,245,278
DG FastChannel, Inc. (a)	336,615	9,512,740
Ixia (a)	1,009,808	10,098,080
NETGEAR, Inc. (a)	152,763	5,027,430
Oclaro, Inc. (a)(d)	953,643	4,482,122
		55,105,588
Computers & Peripherals - 3.3%
Lexmark International, Inc. Class A (a)	240,600	8,076,942
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	500,100	$ 9,976,995
Quantum Corp. (a)	5,895,546	15,505,286
STEC, Inc. (a)(d)	378,146	3,845,745
Super Micro Computer, Inc. (a)	769,380	10,840,564
Synaptics, Inc. (a)(d)	588,777	14,466,251
		62,711,783
Electronic Equipment & Components - 0.5%
Fabrinet (a)	541,946	8,345,968
Internet Software & Services - 3.0%
Constant Contact, Inc. (a)(d)	313,789	5,940,026
InfoSpace, Inc. (a)	587,289	5,596,864
Rackspace Hosting, Inc. (a)	232,299	9,291,960
Travelzoo, Inc. (a)(d)	196,776	10,389,773
VeriSign, Inc.	501,709	15,658,338
Web.com, Inc. (a)(d)	1,213,417	10,544,594
		57,421,555
IT Services - 1.0%
Camelot Information Systems, Inc. ADR (d)	423,915	4,981,001
hiSoft Technology International Ltd. ADR (a)(d)	369,224	5,121,137
Syntel, Inc.	170,005	9,345,175
		19,447,313
Semiconductors & Semiconductor Equipment - 1.3%
Marvell Technology Group Ltd. (a)	539,456	7,994,738
Micron Technology, Inc. (a)	782,288	5,765,463
Semtech Corp. (a)	236,151	5,502,318
TriQuint Semiconductor, Inc. (a)	762,306	5,732,541
		24,995,060
Software - 4.5%
Aspen Technology, Inc. (a)	543,950	8,431,225
AutoNavi Holdings Ltd. ADR	369,600	6,120,576
BroadSoft, Inc. (a)(d)	197,496	5,768,858
JDA Software Group, Inc. (a)	330,553	9,242,262
Kenexa Corp. (a)	309,745	7,920,180
Micro Focus International PLC	1,918,807	9,134,749
Nuance Communications, Inc. (a)	387,700	7,757,877
Parametric Technology Corp. (a)	689,530	14,335,329
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
SolarWinds, Inc. (a)	275,365	$ 5,923,101
Synchronoss Technologies, Inc. (a)	340,144	9,949,212
		84,583,369
TOTAL INFORMATION TECHNOLOGY		312,610,636
MATERIALS - 5.3%
Chemicals - 2.2%
Cabot Corp.	318,000	12,433,800
Rockwood Holdings, Inc. (a)	275,250	16,644,368
Solutia, Inc. (a)	618,610	13,262,998
		42,341,166
Containers & Packaging - 0.6%
Rock-Tenn Co. Class A	178,500	10,970,610
Metals & Mining - 2.5%
Carpenter Technology Corp.	281,387	16,162,869
Coeur d'Alene Mines Corp. (a)	396,700	10,825,943
Compass Minerals International, Inc.	149,500	11,771,630
HudBay Minerals, Inc.	568,900	7,830,265
		46,590,707
TOTAL MATERIALS		99,902,483
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
AboveNet, Inc.	74,114	4,512,801
PAETEC Holding Corp. (a)	1,023,457	4,523,680
VocalTec Communications Ltd. (a)(d)	41,000	901,590
		9,938,071
Wireless Telecommunication Services - 0.3%
Clearwire Corp. Class A (a)(d)	914,000	1,983,380
NII Holdings, Inc. (a)	85,157	3,606,399
		5,589,779
TOTAL TELECOMMUNICATION SERVICES		15,527,850
UTILITIES - 2.9%
Electric Utilities - 1.6%
Cleco Corp.	280,400	9,735,488
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Great Plains Energy, Inc.	330,700	$ 6,670,219
IDACORP, Inc.	212,593	8,335,772
Westar Energy, Inc.	245,900	6,346,679
		31,088,158
Gas Utilities - 0.8%
Northwest Natural Gas Co.	144,570	6,449,268
Southwest Gas Corp.	232,362	8,664,779
		15,114,047
Multi-Utilities - 0.5%
NorthWestern Energy Corp.	270,600	8,664,613
TOTAL UTILITIES		54,866,818
TOTAL COMMON STOCKS (Cost $1,523,735,245)		1,831,624,548
Convertible Preferred Stocks - 0.1%

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (g) (Cost $2,665,600)	380,800	2,665,600
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 9/8/11 to 9/15/11 (f) (Cost $1,074,945)	$ 1,075,000	1,074,887
Money Market Funds - 5.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	74,195,462	$ 74,195,462
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	31,263,683	31,263,683
TOTAL MONEY MARKET FUNDS (Cost $105,459,145)		105,459,145
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,632,934,935)		1,940,824,180
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(46,433,109)
NET ASSETS - 100%		$ 1,894,391,071
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
4 NYFE Russell Mini Index Contracts	Sept. 2011	$ 318,200	$ 8,026

The face value of futures purchased as a percentage of net assets is 0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,074,887.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,576,945 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 2,665,600
Swisher Hygiene, Inc.	4/15/11	$ 7,403,481
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 76,795
Fidelity Securities Lending Cash Central Fund	472,365
Total	$ 549,160
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Western Liberty Bancorp	$ 6,240,000	$ -	$ -	$ -	$ 3,020,000
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 257,599,380	$ 257,599,380	$ -	$ -
Consumer Staples	57,371,688	57,371,688	-	-
Energy	139,860,874	139,860,874	-	-
Financials	400,201,205	400,201,205	-	-
Health Care	222,158,815	219,493,215	-	2,665,600
Industrials	274,190,399	270,279,054	3,911,345	-
Information Technology	312,610,636	312,610,636	-	-
Materials	99,902,483	99,902,483	-	-
Telecommunication Services	15,527,850	15,527,850	-	-
Utilities	54,866,818	54,866,818	-	-
U.S. Government and Government Agency Obligations	1,074,887	-	1,074,887	-
Money Market Funds	105,459,145	105,459,145	-	-
Total Investments in Securities:	$ 1,940,824,180	$ 1,933,172,348	$ 4,986,232	$ 2,665,600
Derivative Instruments:
Assets
Futures Contracts	$ 8,026	$ 8,026	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	2,665,600
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,665,600
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 8,026	$ -
Total Value of Derivatives	$ 8,026	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $28,760,809) - See accompanying schedule: Unaffiliated issuers (cost $1,517,815,304)	$ 1,832,345,035
Fidelity Central Funds (cost $105,459,145)	105,459,145
Other affiliated issuers (cost $9,660,486)	3,020,000
Total Investments (cost $1,632,934,935)		$ 1,940,824,180
Cash		294,597
Receivable for investments sold		9,752,874
Receivable for fund shares sold		361,575
Dividends receivable		1,080,118
Distributions receivable from Fidelity Central Funds		77,268
Other receivables		99,404
Total assets		1,952,490,016

Liabilities
Payable for investments purchased	$ 11,498,091
Payable for fund shares redeemed	13,544,668
Accrued management fee	1,408,404
Payable for daily variation margin on futures contracts	30,221
Other affiliated payables	298,941
Other payables and accrued expenses	54,937
Collateral on securities loaned, at value	31,263,683
Total liabilities		58,098,945

Net Assets		$ 1,894,391,071
Net Assets consist of:
Paid in capital		$ 1,573,231,155
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,258,189
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		307,901,727
Net Assets		$ 1,894,391,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,415,569,964 ÷ 126,151,966 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($478,821,107 ÷ 42,495,047 shares)	$ 11.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 14,209,721
Special dividends		4,242,609
Interest		1,804
Income from Fidelity Central Funds		549,160
Total income		19,003,294

Expenses
Management fee Basic fee	$ 12,783,591
Performance adjustment	2,486,396
Transfer agent fees	3,075,444
Accounting and security lending fees	564,948
Custodian fees and expenses	71,380
Independent trustees' compensation	9,449
Audit	62,128
Legal	11,704
Interest	594
Miscellaneous	19,231
Total expenses before reductions	19,084,865
Expense reductions	(113,867)	18,970,998
Net investment income (loss)		32,296
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	318,830,605
Foreign currency transactions	50,742
Futures contracts	2,656,632
Total net realized gain (loss)		321,537,979
Change in net unrealized appreciation (depreciation) on: Investment securities	104,042,652
Assets and liabilities in foreign currencies	(3,861)
Futures contracts	61,794
Total change in net unrealized appreciation (depreciation)		104,100,585
Net gain (loss)		425,638,564
Net increase (decrease) in net assets resulting from operations		$ 425,670,860

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,296	$ (828,847)
Net realized gain (loss)	321,537,979	289,207,936
Change in net unrealized appreciation (depreciation)	104,100,585	50,277,887
Net increase (decrease) in net assets resulting from operations	425,670,860	338,656,976
Distributions to shareholders from net realized gain	(6,204,046)	-
Share transactions - net increase (decrease)	(63,505,361)	(84,503,551)
Total increase (decrease) in net assets	355,961,453	254,153,425

Net Assets
Beginning of period	1,538,429,618	1,284,276,193
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $47,686, respectively)	$ 1,894,391,071	$ 1,538,429,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.76	$ 6.94	$ 7.97	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(-) G, K	(.01)	.03	.02	.01
Net realized and unrealized gain (loss)	2.50	1.83	(1.02)	(1.66)	(.36)
Total from investment operations	2.50	1.82	(.99)	(1.64)	(.35)
Distributions from net investment income	- L	-	(.04)	(.02)	-
Distributions from net realized gain	(.04) L	-	-	(.02)	-
Total distributions	(.04)	-	(.04)	(.04)	-
Redemption fees added to paid in capital J	-	-	-	-D, K	-D,K
Net asset value, end of period	$ 11.22	$ 8.76	$ 6.94	$ 7.97	$ 9.65
Total Return B, C	28.50%	26.22%	(12.34)%	(17.10)%	(3.50)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.10%	1.02%	.93%	.93%	1.00% A
Expenses net of fee waivers, if any	1.10%	1.02%	.93%	.93%	1.00% A
Expenses net of all reductions	1.09%	1.01%	.93%	.92%	.98% A
Net investment income (loss)	(.04)% G	(.07)%	.49%	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,415,570	$ 1,363,646	$ 1,284,079	$ 1,348,258	$ 984,470
Portfolio turnover rate F	73%	104%	167%	179%	176% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

H For the period March 22, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The redemption fee was eliminated during the year ended July 31, 2009.

K Amount represents less than $.01 per share.

L The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.79	$ 6.94	$ 6.24
Income from Investment Operations
Net investment income (loss)D	.02G	.01	-J
Net realized and unrealized gain (loss)	2.50	1.84	.70
Total from investment operations	2.52	1.85	.70
Distributions from net realized gain	(.04) K	-	-
Net asset value, end of period	$ 11.27	$ 8.79	$ 6.94
Total ReturnB, C	28.74%	26.66%	11.22%
Ratios to Average Net AssetsE, I
Expenses before reductions	.89%	.78%	.68% A
Expenses net of fee waivers, if any	.89%	.78%	.68% A
Expenses net of all reductions	.88%	.77%	.68% A
Net investment income (loss)	.17% G	.17%	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 478,821	$ 174,783	$ 197
Portfolio turnover rateF	73%	104%	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities shares and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

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3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 408,545,958
Gross unrealized depreciation	(104,238,893)
Net unrealized appreciation (depreciation) on securities and other investments	$ 304,307,065

Tax Cost	$ 1,636,517,115

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 16,848,398
Net unrealized appreciation (depreciation)	$ 304,311,521

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Long-term Capital Gains	$ 6,204,046	$ -

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock markets.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the

Annual Report

5. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $2,656,632 and a change in net unrealized appreciation (depreciation) of $61,794 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,273,721,749 and $1,370,454,593, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 3,075,444.21

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $66,015 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,416,000.41%		$ 594

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

8. Committed Line of Credit - continued

amounted to $5,897 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $472,365. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $113,867 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net realized gain
Series Small Cap Opportunities	$ 4,912,757	$ -
Class F	1,291,289	-
Total	$ 6,204,046	$ -

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Series Small Cap Opportunities
Shares sold	16,351,707	23,783,608	$ 173,441,686	$ 194,753,795
Reinvestment of distributions	455,386	-	4,912,757	-
Shares redeemed	(46,302,549)	(53,284,371)	(481,366,419)	(444,895,516)
Net increase (decrease)	(29,495,456)	(29,500,763)	$ (303,011,976)	$ (250,141,721)
Class F
Shares sold	27,247,978	21,585,308	$ 289,602,420	$ 180,598,380
Reinvestment of distributions	119,471	-	1,291,289	-
Shares redeemed	(4,765,328)	(1,720,780)	(51,387,094)	(14,960,210)
Net increase (decrease)	22,602,121	19,864,528	$ 239,506,615	$ 165,638,170

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At period end, mutual funds managed by FMR or an affiliate were owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analyis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Small Cap Opportunities	09/12/2011	09/09/2011	$.10
Class F	09/12/2011	09/09/2011	$.10

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $23,204,995, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015
General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

SMO-ANN-0911
1.839807.104

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Small Cap Growth Fund	30.20%	6.81%	9.31%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Fidelity Small Cap Growth Fund
Russell 2000® Growth Index
20,000
17,500
15,000
12,500
10,000
9,000
8,000
$7,000
2005
2006
2007
2008
2009
2010
2011
$18,225
$15,481

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year, the fund's Retail Class shares rose 30.20%, outpacing the 29.32% return of the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retailing. Security selection in materials also contributed, as did positioning within technology. In contrast, my choices in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, the stock of Digital River, which builds and operates electronic storefronts, did poorly. Touch-screen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 1,058.70	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.90	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,055.20	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,055.30	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.50	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class F	.70%
Actual		$ 1,000.00	$ 1,061.50	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.51
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,060.40	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Esterline Technologies Corp.	1.4	1.3
Rockwood Holdings, Inc.	1.4	0.0
DSW, Inc. Class A	1.3	1.0
Solera Holdings, Inc.	1.3	1.1
Steven Madden Ltd.	1.3	0.9
Catalyst Health Solutions, Inc.	1.2	0.5
Carpenter Technology Corp.	1.2	0.8
The Cooper Companies, Inc.	1.2	1.0
Rowan Companies, Inc.	1.2	1.1
Sally Beauty Holdings, Inc.	1.2	0.7
	12.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	30.3
Industrials	20.1	20.9
Health Care	17.5	17.8
Consumer Discretionary	17.0	16.1
Energy	6.2	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	13.7%	** Foreign investments	13.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.7%
Modine Manufacturing Co. (a)	769,000	$ 11,465,791
Tenneco, Inc. (a)	508,000	20,289,520
		31,755,311
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	278,000	13,516,360
Household Durables - 1.0%
Tempur-Pedic International, Inc. (a)	242,000	17,426,420
Internet & Catalog Retail - 0.7%
Start Today Co. Ltd.	540,000	13,414,929
Multiline Retail - 1.4%
Dollarama, Inc.	415,000	13,882,562
Marisa Lojas SA	856,600	12,038,345
		25,920,907
Specialty Retail - 7.0%
Delticom AG	111,910	11,694,830
DSW, Inc. Class A (a)(d)	442,000	23,417,160
Jos. A. Bank Clothiers, Inc. (a)(d)	213,900	10,975,209
Sally Beauty Holdings, Inc. (a)	1,242,000	21,362,400
Signet Jewelers Ltd. (a)	466,400	19,980,576
SuperGroup PLC (a)(d)	560,000	9,790,502
Tom Tailor Holding AG (a)	721,621	15,397,388
Tractor Supply Co.	240,000	15,820,800
		128,438,865
Textiles, Apparel & Luxury Goods - 4.5%
G-III Apparel Group Ltd. (a)	250,300	7,726,761
PVH Corp.	257,559	18,428,346
Steven Madden Ltd. (a)	602,500	22,955,250
Ted Baker PLC	1,371,073	18,073,550
Warnaco Group, Inc. (a)	273,000	14,550,900
		81,734,807
TOTAL CONSUMER DISCRETIONARY		312,207,599
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.7%
Fresh Market, Inc. (d)	356,600	12,669,998
Food Products - 0.9%
Calavo Growers, Inc. (d)(e)	814,046	16,826,331
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Inter Parfums, Inc.	897,000	$ 17,975,880
TOTAL CONSUMER STAPLES		47,472,209
ENERGY - 6.2%
Energy Equipment & Services - 3.3%
ION Geophysical Corp. (a)	2,055,000	20,837,700
Newpark Resources, Inc. (a)	1,928,900	17,919,481
Rowan Companies, Inc. (a)	556,000	21,778,520
		60,535,701
Oil, Gas & Consumable Fuels - 2.9%
Gulfport Energy Corp. (a)	495,000	18,047,700
Petroleum Development Corp. (a)	547,200	19,874,304
Targa Resources Corp. (d)	474,500	16,019,120
		53,941,124
TOTAL ENERGY		114,476,825
FINANCIALS - 3.9%
Capital Markets - 0.6%
Financial Engines, Inc. (a)	510,000	12,117,600
Commercial Banks - 1.5%
Banco Pine SA	1,860,300	12,412,394
CapitalSource, Inc.	2,385,000	15,407,100
		27,819,494
Real Estate Investment Trusts - 0.8%
CBL & Associates Properties, Inc.	797,000	14,154,720
Real Estate Management & Development - 1.0%
Jones Lang LaSalle, Inc.	216,900	18,462,528
TOTAL FINANCIALS		72,554,342
HEALTH CARE - 17.5%
Biotechnology - 2.1%
Acadia Pharmaceuticals, Inc. (a)	68,900	112,307
Acorda Therapeutics, Inc. (a)	1,000	28,400
Affymax, Inc. (a)	15,100	99,811
Alnylam Pharmaceuticals, Inc. (a)	5,400	50,652
AMAG Pharmaceuticals, Inc. (a)	12,700	188,087
Ardea Biosciences, Inc. (a)	249,263	5,832,754
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	295,000	$ 9,212,850
BioMimetic Therapeutics, Inc. (a)	52,500	202,650
Dyax Corp. (a)	2,300	3,772
Emergent BioSolutions, Inc. (a)	7,800	161,070
Enzon Pharmaceuticals, Inc. (a)	7,800	75,816
Horizon Pharma, Inc.	550,000	4,972,000
Maxygen, Inc.	38,400	208,512
Momenta Pharmaceuticals, Inc. (a)	5,700	100,662
Myrexis, Inc. (a)	36,900	125,091
Myriad Genetics, Inc. (a)	7,700	163,779
Omeros Corp. (a)	5,500	22,330
PDL BioPharma, Inc. (d)	1,560,000	9,656,400
Repligen Corp. (a)	19,000	67,070
SuperGen, Inc. (a)	73,600	225,216
Theravance, Inc. (a)(d)	299,000	6,392,620
Vanda Pharmaceuticals, Inc. (a)	29,303	210,396
		38,112,245
Health Care Equipment & Supplies - 4.1%
Cyberonics, Inc. (a)	415,000	11,263,100
Integra LifeSciences Holdings Corp. (a)	317,400	14,305,218
Sirona Dental Systems, Inc. (a)	255,000	12,897,900
The Cooper Companies, Inc.	286,000	21,876,140
Wright Medical Group, Inc. (a)	1,020,000	15,952,800
		76,295,158
Health Care Providers & Services - 6.9%
Accretive Health, Inc. (a)(d)	355,000	10,664,200
Air Methods Corp. (a)	280,000	19,628,000
Catalyst Health Solutions, Inc. (a)	343,000	22,476,790
Corvel Corp. (a)	400,000	18,460,000
IPC The Hospitalist Co., Inc. (a)	310,000	14,021,300
MWI Veterinary Supply, Inc. (a)	180,000	16,030,800
PSS World Medical, Inc. (a)	610,000	14,597,300
Synergy Health PLC	695,411	10,845,074
		126,723,464
Life Sciences Tools & Services - 2.8%
Bruker BioSciences Corp. (a)	1,059,000	18,235,980
PerkinElmer, Inc.	704,800	17,239,408
QIAGEN NV (a)(d)	966,000	16,364,040
		51,839,428
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.6%
Cadence Pharmaceuticals, Inc. (a)(d)	767,693	$ 6,640,544
Cardiome Pharma Corp. (a)	1,025,000	5,096,033
Hikma Pharmaceuticals PLC	262,838	2,946,973
Questcor Pharmaceuticals, Inc. (a)	495,000	15,369,750
		30,053,300
TOTAL HEALTH CARE		323,023,595
INDUSTRIALS - 20.1%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	332,000	25,354,840
Teledyne Technologies, Inc. (a)	387,000	20,987,010
TransDigm Group, Inc. (a)	164,000	14,771,480
Triumph Group, Inc. (d)	258,000	13,890,720
		75,004,050
Building Products - 1.5%
A.O. Smith Corp.	242,000	10,035,740
Armstrong World Industries, Inc.	449,000	17,735,500
		27,771,240
Commercial Services & Supplies - 2.3%
Higher One Holdings, Inc. (a)(d)	695,000	13,795,750
Sykes Enterprises, Inc. (a)	472,621	9,121,585
Waste Connections, Inc.	626,500	20,198,360
		43,115,695
Construction & Engineering - 2.5%
Foster Wheeler AG (a)	484,000	13,116,400
KBR, Inc.	595,980	21,246,687
Outotec OYJ	245,000	12,085,130
		46,448,217
Electrical Equipment - 3.6%
Acuity Brands, Inc.	320,500	15,605,145
GrafTech International Ltd. (a)	705,000	13,578,300
Regal-Beloit Corp.	302,000	18,310,260
Zumtobel AG	755,596	17,756,266
		65,249,971
Machinery - 2.1%
Blount International, Inc. (a)	744,000	12,372,720
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Nordson Corp.	263,000	$ 13,420,890
Wabtec Corp.	195,000	12,581,400
		38,375,010
Professional Services - 0.6%
Advisory Board Co. (a)	205,000	10,975,700
Road & Rail - 0.5%
Contrans Group, Inc. Class A (d)	1,106,800	9,846,975
Trading Companies & Distributors - 2.9%
Interline Brands, Inc. (a)	127,442	2,132,105
Rush Enterprises, Inc. Class A (a)	928,254	18,555,797
Watsco, Inc.	224,000	13,256,320
WESCO International, Inc. (a)	382,000	19,363,580
		53,307,802
TOTAL INDUSTRIALS		370,094,660
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.4%
Anaren, Inc. (a)	571,774	11,441,198
DG FastChannel, Inc. (a)	527,329	14,902,318
Polycom, Inc. (a)	699,000	18,893,970
		45,237,486
Computers & Peripherals - 1.6%
Super Micro Computer, Inc. (a)	834,923	11,764,065
Synaptics, Inc. (a)(d)	726,000	17,837,820
		29,601,885
Electronic Equipment & Components - 3.7%
Fabrinet (a)	505,000	7,777,000
Insight Enterprises, Inc. (a)	837,400	14,093,442
Jabil Circuit, Inc.	1,163,000	21,294,530
OSI Systems, Inc. (a)	329,000	13,584,410
SYNNEX Corp. (a)	432,800	12,256,896
		69,006,278
Internet Software & Services - 6.2%
Demand Media, Inc. (d)	960,000	9,734,400
Digital River, Inc. (a)	501,000	12,775,500
LivePerson, Inc. (a)(d)	1,080,000	13,294,800
Open Text Corp. (a)	190,000	12,825,099
Perficient, Inc. (a)(e)	1,718,502	17,202,205
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Rackspace Hosting, Inc. (a)(d)	525,000	$ 21,000,000
Sohu.com, Inc. (a)	182,000	16,398,200
Travelzoo, Inc. (a)(d)	198,000	10,454,400
		113,684,604
IT Services - 2.4%
Virtusa Corp. (a)	900,000	17,694,000
WNS Holdings Ltd. sponsored ADR (a)	613,457	6,134,570
Wright Express Corp. (a)	420,000	20,664,000
		44,492,570
Semiconductors & Semiconductor Equipment - 5.1%
Ceva, Inc. (a)	396,700	11,988,274
Cymer, Inc. (a)	306,901	13,512,851
Entegris, Inc. (a)	2,321,500	19,895,255
Hittite Microwave Corp. (a)	183,821	10,292,138
International Rectifier Corp. (a)	533,000	13,692,770
Semtech Corp. (a)	461,744	10,758,635
Standard Microsystems Corp. (a)	557,185	13,182,997
		93,322,920
Software - 5.4%
Aspen Technology, Inc. (a)	600,000	9,300,000
BroadSoft, Inc. (a)	344,591	10,065,503
ebix.com, Inc. (a)(d)	717,510	14,127,772
Informatica Corp. (a)	274,000	14,009,620
Kenexa Corp. (a)	450,000	11,506,500
Solera Holdings, Inc.	417,000	23,301,960
TIBCO Software, Inc. (a)	638,000	16,613,520
		98,924,875
TOTAL INFORMATION TECHNOLOGY		494,270,618
MATERIALS - 4.6%
Chemicals - 2.3%
Rockwood Holdings, Inc. (a)	418,000	25,276,460
Solutia, Inc. (a)	797,000	17,087,680
		42,364,140
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.3%
Carpenter Technology Corp.	382,000	$ 21,942,080
Royal Gold, Inc.	323,000	20,704,300
		42,646,380
TOTAL MATERIALS		85,010,520
TOTAL COMMON STOCKS (Cost $1,533,825,944)		1,819,110,368
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 0.14% (b)	45,332,402	45,332,402
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	115,743,521	115,743,521
TOTAL MONEY MARKET FUNDS (Cost $161,075,923)		161,075,923
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $1,694,901,867)		1,980,186,291
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(137,048,070)
NET ASSETS - 100%		$ 1,843,138,221
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,582
Fidelity Securities Lending Cash Central Fund	1,308,812
Total	$ 1,399,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 12,651,852	$ 4,843,498	$ -	$ 351,475	$ 16,826,331
Online Resources Corp.	7,777,946	567,018	12,586,965	-	-
Perficient, Inc.	13,394,542	1,718,096	-	-	17,202,205
Total	$ 33,824,340	$ 7,128,612	$ 12,586,965	$ 351,475	$ 34,028,536
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	2.3%
United Kingdom	2.2%
Germany	1.4%
Brazil	1.3%
Bermuda	1.1%
Austria	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $848,304 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $112,721,987) - See accompanying schedule: Unaffiliated issuers (cost $1,500,388,101)	$ 1,785,081,832
Fidelity Central Funds (cost $161,075,923)	161,075,923
Other affiliated issuers (cost $33,437,843)	34,028,536
Total Investments (cost $1,694,901,867)		$ 1,980,186,291
Cash		1,964,053
Receivable for investments sold		19,020,388
Receivable for fund shares sold		1,316,311
Dividends receivable		824,348
Distributions receivable from Fidelity Central Funds		197,247
Other receivables		74,114
Total assets		2,003,582,752

Liabilities
Payable for investments purchased	$ 30,247,562
Payable for fund shares redeemed	12,682,146
Accrued management fee	1,278,818
Distribution and service plan fees payable	54,160
Other affiliated payables	363,790
Other payables and accrued expenses	74,534
Collateral on securities loaned, at value	115,743,521
Total liabilities		160,444,531

Net Assets		$ 1,843,138,221
Net Assets consist of:
Paid in capital		$ 1,539,978,386
Accumulated net investment loss		(848,304)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,720,049
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		285,288,090
Net Assets		$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,272,316 ÷ 4,096,233 shares)	$ 16.42

Maximum offering price per share (100/94.25 of $16.42)	$ 17.42
Class T: Net Asset Value and redemption price per share ($30,763,609 ÷ 1,890,561 shares)	$ 16.27

Maximum offering price per share (100/96.50 of $16.27)	$ 16.86
Class B: Net Asset Value and offering price per share ($5,295,068 ÷ 333,961 shares)A	$ 15.86

Class C: Net Asset Value and offering price per share ($24,913,614 ÷ 1,574,146 shares)A	$ 15.83

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,382,688,082 ÷ 83,048,741 shares)	$ 16.65

Class F: Net Asset Value, offering price and redemption price per share ($290,765,137 ÷ 17,378,109 shares)	$ 16.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($41,440,395 ÷ 2,484,480 shares)	$ 16.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $351,475 earned from other affiliated issuers)		$ 9,421,086
Special dividends		2,295,657
Interest		70
Income from Fidelity Central Funds (including $1,308,812 from security lending)		1,399,394
Total income		13,116,207

Expenses
Management fee Basic fee	$ 12,213,765
Performance adjustment	(1,097,151)
Transfer agent fees	3,857,683
Distribution and service plan fees	581,456
Accounting and security lending fees	552,489
Custodian fees and expenses	119,815
Independent trustees' compensation	9,001
Registration fees	106,385
Audit	57,065
Legal	6,456
Miscellaneous	17,324
Total expenses before reductions	16,424,288
Expense reductions	(205,467)	16,218,821
Net investment income (loss)		(3,102,614)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	220,513,485
Other affiliated issuers	1,387,149
Foreign currency transactions	(835,104)
Total net realized gain (loss)		221,065,530
Change in net unrealized appreciation (depreciation) on: Investment securities	210,248,116
Assets and liabilities in foreign currencies	5,252
Total change in net unrealized appreciation (depreciation)		210,253,368
Net gain (loss)		431,318,898
Net increase (decrease) in net assets resulting from operations		$ 428,216,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,102,614)	$ (4,269,128)
Net realized gain (loss)	221,065,530	242,038,859
Change in net unrealized appreciation (depreciation)	210,253,368	(34,116,702)
Net increase (decrease) in net assets resulting from operations	428,216,284	203,653,029
Distributions to shareholders from net realized gain	(3,013,255)	-
Share transactions - net increase (decrease)	(17,486,495)	46,578,163
Redemption fees	229,000	232,258
Total increase (decrease) in net assets	407,945,534	250,463,450

Net Assets
Beginning of period	1,435,192,687	1,184,729,237
End of period (including accumulated net investment loss of $848,304 and undistributed net investment income of $0, respectively)	$ 1,843,138,221	$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.06)	(.11)	(.12) H
Net realized and unrealized gain (loss)	3.84	1.94	(2.35)	(1.73)	3.39
Total from investment operations	3.77	1.87	(2.41)	(1.84)	3.27
Distributions from net realized gain	(.01) K	-	-	(1.02)	(.09)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Total Return A,B	29.78%	17.33%	(18.26)%	(12.26)%	25.52%
Ratios to Average Net Assets D,I
Expenses before reductions	1.25%	1.35%	1.33%	1.40%	1.44%
Expenses net of fee waivers, if any	1.25%	1.35%	1.33%	1.40%	1.40%
Expenses net of all reductions	1.23%	1.34%	1.33%	1.39%	1.39%
Net investment income (loss)	(.47)% F	(.56)% G	(.64)%	(.74)%	(.80)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,272	$ 50,620	$ 40,211	$ 42,187	$ 33,588
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.10) G	(.09)	(.15)	(.16) H
Net realized and unrealized gain (loss)	3.81	1.93	(2.34)	(1.73)	3.38
Total from investment operations	3.70	1.83	(2.43)	(1.88)	3.22
Distributions from net realized gain	-	-	-	(.96)	(.07)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Total Return A,B	29.44%	17.04%	(18.45)%	(12.50)%	25.18%
Ratios to Average Net Assets D,I
Expenses before reductions	1.50%	1.61%	1.60%	1.65%	1.67%
Expenses net of fee waivers, if any	1.50%	1.61%	1.60%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.60%	1.59%	1.65%	1.65%
Net investment income (loss)	(.73)% F	(.82)% G	(.91)%	(.99)%	(1.05)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,764	$ 23,930	$ 21,533	$ 21,754	$ 26,419
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.74	1.89	(2.33)	(1.71)	3.36
Total from investment operations	3.56	1.73	(2.46)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.89)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Total Return A,B	28.94%	16.37%	(18.88)%	(12.92)%	24.57%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.08%	2.15%	2.15%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,295	$ 5,142	$ 4,171	$ 5,517	$ 6,242
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.73	1.89	(2.32)	(1.71)	3.36
Total from investment operations	3.55	1.73	(2.45)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.91)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Total Return A,B	28.91%	16.40%	(18.85)%	(12.94)%	24.59%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.07%	2.14%	2.14%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,914	$ 18,091	$ 14,267	$ 15,946	$ 22,348
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.04) F	(.04)	(.07)	(.08) G
Net realized and unrealized gain (loss)	3.90	1.96	(2.36)	(1.74)	3.40
Total from investment operations	3.87	1.92	(2.40)	(1.81)	3.32
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.10)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Total Return A	30.20%	17.63%	(18.06)%	(11.98)%	25.84%
Ratios to Average Net Assets C,H
Expenses before reductions	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of fee waivers, if any	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of all reductions	.93%	1.07%	1.08%	1.10%	1.09%
Net investment income (loss)	(.17)% E	(.29)% F	(.39)%	(.45)%	(.50)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	- I,L	(.01)
Net realized and unrealized gain (loss)	3.91	1.95	.88
Total from investment operations	3.92	1.95	.87
Distributions from net realized gain	(.04) M	-	-
Redemption fees added to paid in capital D,L	-	-	-
Net asset value, end of period	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,K
Expenses before reductions	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.70%	.78%	.74% A
Expenses net of all reductions	.68%	.77%	.73% A
Net investment income (loss)	.08% H	-% G,I	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

J For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03)	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.91	1.95	(2.36)	(1.74)	3.41
Total from investment operations	3.88	1.92	(2.39)	(1.80)	3.34
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.11)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Total Return A	30.24%	17.60%	(17.97)%	(11.93)%	25.99%
Ratios to Average Net Assets C,H
Expenses before reductions	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of fee waivers, if any	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of all reductions	.93%	1.02%	1.04%	1.03%	1.05%
Net investment income (loss)	(.17)% E	(.24)% F	(.36)%	(.38)%	(.46)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,440	$ 25,650	$ 19,204	$ 22,444	$ 18,671
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 354,172,386
Gross unrealized depreciation	(75,667,186)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,505,200

Tax Cost	$ 1,701,681,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 25,499,273
Net unrealized appreciation (depreciation)	$ 278,508,866

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Long-term Capital Gains	$ 3,013,255	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,788,943,155 and $1,761,314,998, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 156,403	$ 4,810
Class T	.25%	.25%	145,496	-
Class B	.75%	.25%	55,389	41,618
Class C	.75%	.25%	224,168	46,361
			$ 581,456	$ 92,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,915
Class T	6,692
Class B*	11,257
Class C*	2,120
$ 49,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 187,257.30
Class T	88,193.30
Class B	16,587.30
Class C	67,033.30
Small Cap Growth	3,412,823.25
Institutional Class	85,790.24
	$ 3,857,683

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,765 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,614 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,457,312. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $19,296 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $205,159 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $308.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net realized gain
Class A	$ 40,130	$ -
Small Cap Growth	2,420,020	-
Class F	492,928	-
Institutional Class	60,177	-
Total	$ 3,013,255	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,459,436	1,755,238	$ 22,640,692	$ 21,749,463
Reinvestment of distributions	2,323	-	36,172	-
Shares redeemed	(1,364,690)	(1,481,231)	(20,977,078)	(17,861,442)
Net increase (decrease)	97,069	274,007	$ 1,699,786	$ 3,888,021
Class T
Shares sold	420,613	492,575	$ 6,491,294	$ 6,056,365
Shares redeemed	(434,512)	(592,408)	(6,714,256)	(7,232,100)
Net increase (decrease)	(13,899)	(99,833)	$ (222,962)	$ (1,175,735)
Class B
Shares sold	25,204	117,304	$ 366,276	$ 1,414,923
Shares redeemed	(109,118)	(93,928)	(1,597,390)	(1,126,513)
Net increase (decrease)	(83,914)	23,376	$ (1,231,114)	$ 288,410
Class C
Shares sold	469,568	479,633	$ 7,154,653	$ 5,791,649
Shares redeemed	(368,398)	(358,550)	(5,494,248)	(4,319,904)
Net increase (decrease)	101,170	121,083	$ 1,660,405	$ 1,471,745
Small Cap Growth
Shares sold	19,971,507	22,893,960	$ 315,167,556	$ 285,679,819
Reinvestment of distributions	153,921	-	2,384,001	-
Shares redeemed	(31,144,660)	(28,450,958)	(483,710,319)	(351,525,118)
Net increase (decrease)	(11,019,232)	(5,556,998)	$ (166,158,762)	$ (65,845,299)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class F
Shares sold	11,382,202	8,663,528	$ 176,012,143	$ 109,176,128
Reinvestment of distributions	31,816	-	492,928	-
Shares redeemed	(2,356,621)	(357,394)	(37,493,486)	(4,690,130)
Net increase (decrease)	9,057,397	8,306,134	$ 139,011,585	$ 104,485,998
Institutional Class
Shares sold	1,038,111	1,109,901	$ 16,415,657	$ 14,013,757
Reinvestment of distributions	2,532	-	39,301	-
Shares redeemed	(555,221)	(871,545)	(8,700,391)	(10,548,734)
Net increase (decrease)	485,422	238,356	$ 7,754,567	$ 3,465,023

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay on September 12, 2011, to shareholders of record at the opening of business on September 9, 2011, a distribution of $0.234 per share derived from capital gains realized from sales of portfolio securities.

The Retail Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Retail Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $28,512,528, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCP-UANN-0911
1.803694.106

Fidelity®

Small Cap Growth

Fund
Class F

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

p20

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class F B	30.56%	6.93%	9.41%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the year, the fund's Class F shares rose 30.56%, outpacing the 29.32% return of the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retailing. Security selection in materials also contributed, as did positioning within technology. In contrast, my choices in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, the stock of Digital River, which builds and operates electronic storefronts, did poorly. Touch-screen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 1,058.70	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.90	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,055.20	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,055.30	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.50	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class F	.70%
Actual		$ 1,000.00	$ 1,061.50	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.51
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,060.40	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Esterline Technologies Corp.	1.4	1.3
Rockwood Holdings, Inc.	1.4	0.0
DSW, Inc. Class A	1.3	1.0
Solera Holdings, Inc.	1.3	1.1
Steven Madden Ltd.	1.3	0.9
Catalyst Health Solutions, Inc.	1.2	0.5
Carpenter Technology Corp.	1.2	0.8
The Cooper Companies, Inc.	1.2	1.0
Rowan Companies, Inc.	1.2	1.1
Sally Beauty Holdings, Inc.	1.2	0.7
	12.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	30.3
Industrials	20.1	20.9
Health Care	17.5	17.8
Consumer Discretionary	17.0	16.1
Energy	6.2	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	13.7%	** Foreign investments	13.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.7%
Modine Manufacturing Co. (a)	769,000	$ 11,465,791
Tenneco, Inc. (a)	508,000	20,289,520
		31,755,311
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	278,000	13,516,360
Household Durables - 1.0%
Tempur-Pedic International, Inc. (a)	242,000	17,426,420
Internet & Catalog Retail - 0.7%
Start Today Co. Ltd.	540,000	13,414,929
Multiline Retail - 1.4%
Dollarama, Inc.	415,000	13,882,562
Marisa Lojas SA	856,600	12,038,345
		25,920,907
Specialty Retail - 7.0%
Delticom AG	111,910	11,694,830
DSW, Inc. Class A (a)(d)	442,000	23,417,160
Jos. A. Bank Clothiers, Inc. (a)(d)	213,900	10,975,209
Sally Beauty Holdings, Inc. (a)	1,242,000	21,362,400
Signet Jewelers Ltd. (a)	466,400	19,980,576
SuperGroup PLC (a)(d)	560,000	9,790,502
Tom Tailor Holding AG (a)	721,621	15,397,388
Tractor Supply Co.	240,000	15,820,800
		128,438,865
Textiles, Apparel & Luxury Goods - 4.5%
G-III Apparel Group Ltd. (a)	250,300	7,726,761
PVH Corp.	257,559	18,428,346
Steven Madden Ltd. (a)	602,500	22,955,250
Ted Baker PLC	1,371,073	18,073,550
Warnaco Group, Inc. (a)	273,000	14,550,900
		81,734,807
TOTAL CONSUMER DISCRETIONARY		312,207,599
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.7%
Fresh Market, Inc. (d)	356,600	12,669,998
Food Products - 0.9%
Calavo Growers, Inc. (d)(e)	814,046	16,826,331
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Inter Parfums, Inc.	897,000	$ 17,975,880
TOTAL CONSUMER STAPLES		47,472,209
ENERGY - 6.2%
Energy Equipment & Services - 3.3%
ION Geophysical Corp. (a)	2,055,000	20,837,700
Newpark Resources, Inc. (a)	1,928,900	17,919,481
Rowan Companies, Inc. (a)	556,000	21,778,520
		60,535,701
Oil, Gas & Consumable Fuels - 2.9%
Gulfport Energy Corp. (a)	495,000	18,047,700
Petroleum Development Corp. (a)	547,200	19,874,304
Targa Resources Corp. (d)	474,500	16,019,120
		53,941,124
TOTAL ENERGY		114,476,825
FINANCIALS - 3.9%
Capital Markets - 0.6%
Financial Engines, Inc. (a)	510,000	12,117,600
Commercial Banks - 1.5%
Banco Pine SA	1,860,300	12,412,394
CapitalSource, Inc.	2,385,000	15,407,100
		27,819,494
Real Estate Investment Trusts - 0.8%
CBL & Associates Properties, Inc.	797,000	14,154,720
Real Estate Management & Development - 1.0%
Jones Lang LaSalle, Inc.	216,900	18,462,528
TOTAL FINANCIALS		72,554,342
HEALTH CARE - 17.5%
Biotechnology - 2.1%
Acadia Pharmaceuticals, Inc. (a)	68,900	112,307
Acorda Therapeutics, Inc. (a)	1,000	28,400
Affymax, Inc. (a)	15,100	99,811
Alnylam Pharmaceuticals, Inc. (a)	5,400	50,652
AMAG Pharmaceuticals, Inc. (a)	12,700	188,087
Ardea Biosciences, Inc. (a)	249,263	5,832,754
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	295,000	$ 9,212,850
BioMimetic Therapeutics, Inc. (a)	52,500	202,650
Dyax Corp. (a)	2,300	3,772
Emergent BioSolutions, Inc. (a)	7,800	161,070
Enzon Pharmaceuticals, Inc. (a)	7,800	75,816
Horizon Pharma, Inc.	550,000	4,972,000
Maxygen, Inc.	38,400	208,512
Momenta Pharmaceuticals, Inc. (a)	5,700	100,662
Myrexis, Inc. (a)	36,900	125,091
Myriad Genetics, Inc. (a)	7,700	163,779
Omeros Corp. (a)	5,500	22,330
PDL BioPharma, Inc. (d)	1,560,000	9,656,400
Repligen Corp. (a)	19,000	67,070
SuperGen, Inc. (a)	73,600	225,216
Theravance, Inc. (a)(d)	299,000	6,392,620
Vanda Pharmaceuticals, Inc. (a)	29,303	210,396
		38,112,245
Health Care Equipment & Supplies - 4.1%
Cyberonics, Inc. (a)	415,000	11,263,100
Integra LifeSciences Holdings Corp. (a)	317,400	14,305,218
Sirona Dental Systems, Inc. (a)	255,000	12,897,900
The Cooper Companies, Inc.	286,000	21,876,140
Wright Medical Group, Inc. (a)	1,020,000	15,952,800
		76,295,158
Health Care Providers & Services - 6.9%
Accretive Health, Inc. (a)(d)	355,000	10,664,200
Air Methods Corp. (a)	280,000	19,628,000
Catalyst Health Solutions, Inc. (a)	343,000	22,476,790
Corvel Corp. (a)	400,000	18,460,000
IPC The Hospitalist Co., Inc. (a)	310,000	14,021,300
MWI Veterinary Supply, Inc. (a)	180,000	16,030,800
PSS World Medical, Inc. (a)	610,000	14,597,300
Synergy Health PLC	695,411	10,845,074
		126,723,464
Life Sciences Tools & Services - 2.8%
Bruker BioSciences Corp. (a)	1,059,000	18,235,980
PerkinElmer, Inc.	704,800	17,239,408
QIAGEN NV (a)(d)	966,000	16,364,040
		51,839,428
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.6%
Cadence Pharmaceuticals, Inc. (a)(d)	767,693	$ 6,640,544
Cardiome Pharma Corp. (a)	1,025,000	5,096,033
Hikma Pharmaceuticals PLC	262,838	2,946,973
Questcor Pharmaceuticals, Inc. (a)	495,000	15,369,750
		30,053,300
TOTAL HEALTH CARE		323,023,595
INDUSTRIALS - 20.1%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	332,000	25,354,840
Teledyne Technologies, Inc. (a)	387,000	20,987,010
TransDigm Group, Inc. (a)	164,000	14,771,480
Triumph Group, Inc. (d)	258,000	13,890,720
		75,004,050
Building Products - 1.5%
A.O. Smith Corp.	242,000	10,035,740
Armstrong World Industries, Inc.	449,000	17,735,500
		27,771,240
Commercial Services & Supplies - 2.3%
Higher One Holdings, Inc. (a)(d)	695,000	13,795,750
Sykes Enterprises, Inc. (a)	472,621	9,121,585
Waste Connections, Inc.	626,500	20,198,360
		43,115,695
Construction & Engineering - 2.5%
Foster Wheeler AG (a)	484,000	13,116,400
KBR, Inc.	595,980	21,246,687
Outotec OYJ	245,000	12,085,130
		46,448,217
Electrical Equipment - 3.6%
Acuity Brands, Inc.	320,500	15,605,145
GrafTech International Ltd. (a)	705,000	13,578,300
Regal-Beloit Corp.	302,000	18,310,260
Zumtobel AG	755,596	17,756,266
		65,249,971
Machinery - 2.1%
Blount International, Inc. (a)	744,000	12,372,720
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Nordson Corp.	263,000	$ 13,420,890
Wabtec Corp.	195,000	12,581,400
		38,375,010
Professional Services - 0.6%
Advisory Board Co. (a)	205,000	10,975,700
Road & Rail - 0.5%
Contrans Group, Inc. Class A (d)	1,106,800	9,846,975
Trading Companies & Distributors - 2.9%
Interline Brands, Inc. (a)	127,442	2,132,105
Rush Enterprises, Inc. Class A (a)	928,254	18,555,797
Watsco, Inc.	224,000	13,256,320
WESCO International, Inc. (a)	382,000	19,363,580
		53,307,802
TOTAL INDUSTRIALS		370,094,660
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.4%
Anaren, Inc. (a)	571,774	11,441,198
DG FastChannel, Inc. (a)	527,329	14,902,318
Polycom, Inc. (a)	699,000	18,893,970
		45,237,486
Computers & Peripherals - 1.6%
Super Micro Computer, Inc. (a)	834,923	11,764,065
Synaptics, Inc. (a)(d)	726,000	17,837,820
		29,601,885
Electronic Equipment & Components - 3.7%
Fabrinet (a)	505,000	7,777,000
Insight Enterprises, Inc. (a)	837,400	14,093,442
Jabil Circuit, Inc.	1,163,000	21,294,530
OSI Systems, Inc. (a)	329,000	13,584,410
SYNNEX Corp. (a)	432,800	12,256,896
		69,006,278
Internet Software & Services - 6.2%
Demand Media, Inc. (d)	960,000	9,734,400
Digital River, Inc. (a)	501,000	12,775,500
LivePerson, Inc. (a)(d)	1,080,000	13,294,800
Open Text Corp. (a)	190,000	12,825,099
Perficient, Inc. (a)(e)	1,718,502	17,202,205
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Rackspace Hosting, Inc. (a)(d)	525,000	$ 21,000,000
Sohu.com, Inc. (a)	182,000	16,398,200
Travelzoo, Inc. (a)(d)	198,000	10,454,400
		113,684,604
IT Services - 2.4%
Virtusa Corp. (a)	900,000	17,694,000
WNS Holdings Ltd. sponsored ADR (a)	613,457	6,134,570
Wright Express Corp. (a)	420,000	20,664,000
		44,492,570
Semiconductors & Semiconductor Equipment - 5.1%
Ceva, Inc. (a)	396,700	11,988,274
Cymer, Inc. (a)	306,901	13,512,851
Entegris, Inc. (a)	2,321,500	19,895,255
Hittite Microwave Corp. (a)	183,821	10,292,138
International Rectifier Corp. (a)	533,000	13,692,770
Semtech Corp. (a)	461,744	10,758,635
Standard Microsystems Corp. (a)	557,185	13,182,997
		93,322,920
Software - 5.4%
Aspen Technology, Inc. (a)	600,000	9,300,000
BroadSoft, Inc. (a)	344,591	10,065,503
ebix.com, Inc. (a)(d)	717,510	14,127,772
Informatica Corp. (a)	274,000	14,009,620
Kenexa Corp. (a)	450,000	11,506,500
Solera Holdings, Inc.	417,000	23,301,960
TIBCO Software, Inc. (a)	638,000	16,613,520
		98,924,875
TOTAL INFORMATION TECHNOLOGY		494,270,618
MATERIALS - 4.6%
Chemicals - 2.3%
Rockwood Holdings, Inc. (a)	418,000	25,276,460
Solutia, Inc. (a)	797,000	17,087,680
		42,364,140
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.3%
Carpenter Technology Corp.	382,000	$ 21,942,080
Royal Gold, Inc.	323,000	20,704,300
		42,646,380
TOTAL MATERIALS		85,010,520
TOTAL COMMON STOCKS (Cost $1,533,825,944)		1,819,110,368
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 0.14% (b)	45,332,402	45,332,402
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	115,743,521	115,743,521
TOTAL MONEY MARKET FUNDS (Cost $161,075,923)		161,075,923
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $1,694,901,867)		1,980,186,291
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(137,048,070)
NET ASSETS - 100%		$ 1,843,138,221
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,582
Fidelity Securities Lending Cash Central Fund	1,308,812
Total	$ 1,399,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 12,651,852	$ 4,843,498	$ -	$ 351,475	$ 16,826,331
Online Resources Corp.	7,777,946	567,018	12,586,965	-	-
Perficient, Inc.	13,394,542	1,718,096	-	-	17,202,205
Total	$ 33,824,340	$ 7,128,612	$ 12,586,965	$ 351,475	$ 34,028,536
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	2.3%
United Kingdom	2.2%
Germany	1.4%
Brazil	1.3%
Bermuda	1.1%
Austria	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $848,304 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $112,721,987) - See accompanying schedule: Unaffiliated issuers (cost $1,500,388,101)	$ 1,785,081,832
Fidelity Central Funds (cost $161,075,923)	161,075,923
Other affiliated issuers (cost $33,437,843)	34,028,536
Total Investments (cost $1,694,901,867)		$ 1,980,186,291
Cash		1,964,053
Receivable for investments sold		19,020,388
Receivable for fund shares sold		1,316,311
Dividends receivable		824,348
Distributions receivable from Fidelity Central Funds		197,247
Other receivables		74,114
Total assets		2,003,582,752

Liabilities
Payable for investments purchased	$ 30,247,562
Payable for fund shares redeemed	12,682,146
Accrued management fee	1,278,818
Distribution and service plan fees payable	54,160
Other affiliated payables	363,790
Other payables and accrued expenses	74,534
Collateral on securities loaned, at value	115,743,521
Total liabilities		160,444,531

Net Assets		$ 1,843,138,221
Net Assets consist of:
Paid in capital		$ 1,539,978,386
Accumulated net investment loss		(848,304)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,720,049
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		285,288,090
Net Assets		$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,272,316 ÷ 4,096,233 shares)	$ 16.42

Maximum offering price per share (100/94.25 of $16.42)	$ 17.42
Class T: Net Asset Value and redemption price per share ($30,763,609 ÷ 1,890,561 shares)	$ 16.27

Maximum offering price per share (100/96.50 of $16.27)	$ 16.86
Class B: Net Asset Value and offering price per share ($5,295,068 ÷ 333,961 shares)A	$ 15.86

Class C: Net Asset Value and offering price per share ($24,913,614 ÷ 1,574,146 shares)A	$ 15.83

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,382,688,082 ÷ 83,048,741 shares)	$ 16.65

Class F: Net Asset Value, offering price and redemption price per share ($290,765,137 ÷ 17,378,109 shares)	$ 16.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($41,440,395 ÷ 2,484,480 shares)	$ 16.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $351,475 earned from other affiliated issuers)		$ 9,421,086
Special dividends		2,295,657
Interest		70
Income from Fidelity Central Funds (including $1,308,812 from security lending)		1,399,394
Total income		13,116,207

Expenses
Management fee Basic fee	$ 12,213,765
Performance adjustment	(1,097,151)
Transfer agent fees	3,857,683
Distribution and service plan fees	581,456
Accounting and security lending fees	552,489
Custodian fees and expenses	119,815
Independent trustees' compensation	9,001
Registration fees	106,385
Audit	57,065
Legal	6,456
Miscellaneous	17,324
Total expenses before reductions	16,424,288
Expense reductions	(205,467)	16,218,821
Net investment income (loss)		(3,102,614)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	220,513,485
Other affiliated issuers	1,387,149
Foreign currency transactions	(835,104)
Total net realized gain (loss)		221,065,530
Change in net unrealized appreciation (depreciation) on: Investment securities	210,248,116
Assets and liabilities in foreign currencies	5,252
Total change in net unrealized appreciation (depreciation)		210,253,368
Net gain (loss)		431,318,898
Net increase (decrease) in net assets resulting from operations		$ 428,216,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,102,614)	$ (4,269,128)
Net realized gain (loss)	221,065,530	242,038,859
Change in net unrealized appreciation (depreciation)	210,253,368	(34,116,702)
Net increase (decrease) in net assets resulting from operations	428,216,284	203,653,029
Distributions to shareholders from net realized gain	(3,013,255)	-
Share transactions - net increase (decrease)	(17,486,495)	46,578,163
Redemption fees	229,000	232,258
Total increase (decrease) in net assets	407,945,534	250,463,450

Net Assets
Beginning of period	1,435,192,687	1,184,729,237
End of period (including accumulated net investment loss of $848,304 and undistributed net investment income of $0, respectively)	$ 1,843,138,221	$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.06)	(.11)	(.12) H
Net realized and unrealized gain (loss)	3.84	1.94	(2.35)	(1.73)	3.39
Total from investment operations	3.77	1.87	(2.41)	(1.84)	3.27
Distributions from net realized gain	(.01) K	-	-	(1.02)	(.09)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Total Return A,B	29.78%	17.33%	(18.26)%	(12.26)%	25.52%
Ratios to Average Net Assets D,I
Expenses before reductions	1.25%	1.35%	1.33%	1.40%	1.44%
Expenses net of fee waivers, if any	1.25%	1.35%	1.33%	1.40%	1.40%
Expenses net of all reductions	1.23%	1.34%	1.33%	1.39%	1.39%
Net investment income (loss)	(.47)% F	(.56)% G	(.64)%	(.74)%	(.80)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,272	$ 50,620	$ 40,211	$ 42,187	$ 33,588
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.10) G	(.09)	(.15)	(.16) H
Net realized and unrealized gain (loss)	3.81	1.93	(2.34)	(1.73)	3.38
Total from investment operations	3.70	1.83	(2.43)	(1.88)	3.22
Distributions from net realized gain	-	-	-	(.96)	(.07)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Total Return A,B	29.44%	17.04%	(18.45)%	(12.50)%	25.18%
Ratios to Average Net Assets D,I
Expenses before reductions	1.50%	1.61%	1.60%	1.65%	1.67%
Expenses net of fee waivers, if any	1.50%	1.61%	1.60%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.60%	1.59%	1.65%	1.65%
Net investment income (loss)	(.73)% F	(.82)% G	(.91)%	(.99)%	(1.05)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,764	$ 23,930	$ 21,533	$ 21,754	$ 26,419
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.74	1.89	(2.33)	(1.71)	3.36
Total from investment operations	3.56	1.73	(2.46)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.89)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Total Return A,B	28.94%	16.37%	(18.88)%	(12.92)%	24.57%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.08%	2.15%	2.15%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,295	$ 5,142	$ 4,171	$ 5,517	$ 6,242
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.73	1.89	(2.32)	(1.71)	3.36
Total from investment operations	3.55	1.73	(2.45)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.91)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Total Return A,B	28.91%	16.40%	(18.85)%	(12.94)%	24.59%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.07%	2.14%	2.14%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,914	$ 18,091	$ 14,267	$ 15,946	$ 22,348
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.04) F	(.04)	(.07)	(.08) G
Net realized and unrealized gain (loss)	3.90	1.96	(2.36)	(1.74)	3.40
Total from investment operations	3.87	1.92	(2.40)	(1.81)	3.32
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.10)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Total Return A	30.20%	17.63%	(18.06)%	(11.98)%	25.84%
Ratios to Average Net Assets C,H
Expenses before reductions	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of fee waivers, if any	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of all reductions	.93%	1.07%	1.08%	1.10%	1.09%
Net investment income (loss)	(.17)% E	(.29)% F	(.39)%	(.45)%	(.50)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	- I,L	(.01)
Net realized and unrealized gain (loss)	3.91	1.95	.88
Total from investment operations	3.92	1.95	.87
Distributions from net realized gain	(.04) M	-	-
Redemption fees added to paid in capital D,L	-	-	-
Net asset value, end of period	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,K
Expenses before reductions	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.70%	.78%	.74% A
Expenses net of all reductions	.68%	.77%	.73% A
Net investment income (loss)	.08% H	-% G,I	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

J For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03)	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.91	1.95	(2.36)	(1.74)	3.41
Total from investment operations	3.88	1.92	(2.39)	(1.80)	3.34
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.11)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Total Return A	30.24%	17.60%	(17.97)%	(11.93)%	25.99%
Ratios to Average Net Assets C,H
Expenses before reductions	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of fee waivers, if any	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of all reductions	.93%	1.02%	1.04%	1.03%	1.05%
Net investment income (loss)	(.17)% E	(.24)% F	(.36)%	(.38)%	(.46)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,440	$ 25,650	$ 19,204	$ 22,444	$ 18,671
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 354,172,386
Gross unrealized depreciation	(75,667,186)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,505,200

Tax Cost	$ 1,701,681,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 25,499,273
Net unrealized appreciation (depreciation)	$ 278,508,866

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Long-term Capital Gains	$ 3,013,255	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,788,943,155 and $1,761,314,998, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 156,403	$ 4,810
Class T	.25%	.25%	145,496	-
Class B	.75%	.25%	55,389	41,618
Class C	.75%	.25%	224,168	46,361
			$ 581,456	$ 92,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,915
Class T	6,692
Class B*	11,257
Class C*	2,120
$ 49,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 187,257.30
Class T	88,193.30
Class B	16,587.30
Class C	67,033.30
Small Cap Growth	3,412,823.25
Institutional Class	85,790.24
	$ 3,857,683

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,765 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,614 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,457,312. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $19,296 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $205,159 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $308.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net realized gain
Class A	$ 40,130	$ -
Small Cap Growth	2,420,020	-
Class F	492,928	-
Institutional Class	60,177	-
Total	$ 3,013,255	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,459,436	1,755,238	$ 22,640,692	$ 21,749,463
Reinvestment of distributions	2,323	-	36,172	-
Shares redeemed	(1,364,690)	(1,481,231)	(20,977,078)	(17,861,442)
Net increase (decrease)	97,069	274,007	$ 1,699,786	$ 3,888,021
Class T
Shares sold	420,613	492,575	$ 6,491,294	$ 6,056,365
Shares redeemed	(434,512)	(592,408)	(6,714,256)	(7,232,100)
Net increase (decrease)	(13,899)	(99,833)	$ (222,962)	$ (1,175,735)
Class B
Shares sold	25,204	117,304	$ 366,276	$ 1,414,923
Shares redeemed	(109,118)	(93,928)	(1,597,390)	(1,126,513)
Net increase (decrease)	(83,914)	23,376	$ (1,231,114)	$ 288,410
Class C
Shares sold	469,568	479,633	$ 7,154,653	$ 5,791,649
Shares redeemed	(368,398)	(358,550)	(5,494,248)	(4,319,904)
Net increase (decrease)	101,170	121,083	$ 1,660,405	$ 1,471,745
Small Cap Growth
Shares sold	19,971,507	22,893,960	$ 315,167,556	$ 285,679,819
Reinvestment of distributions	153,921	-	2,384,001	-
Shares redeemed	(31,144,660)	(28,450,958)	(483,710,319)	(351,525,118)
Net increase (decrease)	(11,019,232)	(5,556,998)	$ (166,158,762)	$ (65,845,299)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class F
Shares sold	11,382,202	8,663,528	$ 176,012,143	$ 109,176,128
Reinvestment of distributions	31,816	-	492,928	-
Shares redeemed	(2,356,621)	(357,394)	(37,493,486)	(4,690,130)
Net increase (decrease)	9,057,397	8,306,134	$ 139,011,585	$ 104,485,998
Institutional Class
Shares sold	1,038,111	1,109,901	$ 16,415,657	$ 14,013,757
Reinvestment of distributions	2,532	-	39,301	-
Shares redeemed	(555,221)	(871,545)	(8,700,391)	(10,548,734)
Net increase (decrease)	485,422	238,356	$ 7,754,567	$ 3,465,023

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	9/12/11	9/09/11	$0.234

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $28,512,528, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCP-F-ANN-0911
1.891906.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	22.32%	5.26%	8.05%
Class T (incl. 3.50% sales charge)	24.90%	5.48%	8.16%
Class B (incl. contingent deferred sales charge) B	23.94%	5.39%	8.18%
Class C (incl. contingent deferred sales charge) C	27.91%	5.72%	8.19%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 29.78%, 29.44%, 28.94% and 28.91%, respectively (excluding sales charges), versus 29.32% for the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retailing. Security selection in materials also contributed, as did positioning within technology. In contrast, my choices in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, the stock of Digital River, which builds and operates electronic storefronts, did poorly. Touch-screen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Institutional Class shares returned 30.24%, outpacing the 29.32% return of the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retail. Security selection in materials also contributed. In contrast, positioning in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, Digital River, which builds and operates electronic storefronts, did poorly. Touchscreen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 1,058.70	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.90	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,055.20	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,055.30	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.50	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class F	.70%
Actual		$ 1,000.00	$ 1,061.50	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.51
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,060.40	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Esterline Technologies Corp.	1.4	1.3
Rockwood Holdings, Inc.	1.4	0.0
DSW, Inc. Class A	1.3	1.0
Solera Holdings, Inc.	1.3	1.1
Steven Madden Ltd.	1.3	0.9
Catalyst Health Solutions, Inc.	1.2	0.5
Carpenter Technology Corp.	1.2	0.8
The Cooper Companies, Inc.	1.2	1.0
Rowan Companies, Inc.	1.2	1.1
Sally Beauty Holdings, Inc.	1.2	0.7
	12.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	30.3
Industrials	20.1	20.9
Health Care	17.5	17.8
Consumer Discretionary	17.0	16.1
Energy	6.2	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	13.7%	** Foreign investments	13.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.7%
Modine Manufacturing Co. (a)	769,000	$ 11,465,791
Tenneco, Inc. (a)	508,000	20,289,520
		31,755,311
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	278,000	13,516,360
Household Durables - 1.0%
Tempur-Pedic International, Inc. (a)	242,000	17,426,420
Internet & Catalog Retail - 0.7%
Start Today Co. Ltd.	540,000	13,414,929
Multiline Retail - 1.4%
Dollarama, Inc.	415,000	13,882,562
Marisa Lojas SA	856,600	12,038,345
		25,920,907
Specialty Retail - 7.0%
Delticom AG	111,910	11,694,830
DSW, Inc. Class A (a)(d)	442,000	23,417,160
Jos. A. Bank Clothiers, Inc. (a)(d)	213,900	10,975,209
Sally Beauty Holdings, Inc. (a)	1,242,000	21,362,400
Signet Jewelers Ltd. (a)	466,400	19,980,576
SuperGroup PLC (a)(d)	560,000	9,790,502
Tom Tailor Holding AG (a)	721,621	15,397,388
Tractor Supply Co.	240,000	15,820,800
		128,438,865
Textiles, Apparel & Luxury Goods - 4.5%
G-III Apparel Group Ltd. (a)	250,300	7,726,761
PVH Corp.	257,559	18,428,346
Steven Madden Ltd. (a)	602,500	22,955,250
Ted Baker PLC	1,371,073	18,073,550
Warnaco Group, Inc. (a)	273,000	14,550,900
		81,734,807
TOTAL CONSUMER DISCRETIONARY		312,207,599
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.7%
Fresh Market, Inc. (d)	356,600	12,669,998
Food Products - 0.9%
Calavo Growers, Inc. (d)(e)	814,046	16,826,331
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Inter Parfums, Inc.	897,000	$ 17,975,880
TOTAL CONSUMER STAPLES		47,472,209
ENERGY - 6.2%
Energy Equipment & Services - 3.3%
ION Geophysical Corp. (a)	2,055,000	20,837,700
Newpark Resources, Inc. (a)	1,928,900	17,919,481
Rowan Companies, Inc. (a)	556,000	21,778,520
		60,535,701
Oil, Gas & Consumable Fuels - 2.9%
Gulfport Energy Corp. (a)	495,000	18,047,700
Petroleum Development Corp. (a)	547,200	19,874,304
Targa Resources Corp. (d)	474,500	16,019,120
		53,941,124
TOTAL ENERGY		114,476,825
FINANCIALS - 3.9%
Capital Markets - 0.6%
Financial Engines, Inc. (a)	510,000	12,117,600
Commercial Banks - 1.5%
Banco Pine SA	1,860,300	12,412,394
CapitalSource, Inc.	2,385,000	15,407,100
		27,819,494
Real Estate Investment Trusts - 0.8%
CBL & Associates Properties, Inc.	797,000	14,154,720
Real Estate Management & Development - 1.0%
Jones Lang LaSalle, Inc.	216,900	18,462,528
TOTAL FINANCIALS		72,554,342
HEALTH CARE - 17.5%
Biotechnology - 2.1%
Acadia Pharmaceuticals, Inc. (a)	68,900	112,307
Acorda Therapeutics, Inc. (a)	1,000	28,400
Affymax, Inc. (a)	15,100	99,811
Alnylam Pharmaceuticals, Inc. (a)	5,400	50,652
AMAG Pharmaceuticals, Inc. (a)	12,700	188,087
Ardea Biosciences, Inc. (a)	249,263	5,832,754
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	295,000	$ 9,212,850
BioMimetic Therapeutics, Inc. (a)	52,500	202,650
Dyax Corp. (a)	2,300	3,772
Emergent BioSolutions, Inc. (a)	7,800	161,070
Enzon Pharmaceuticals, Inc. (a)	7,800	75,816
Horizon Pharma, Inc.	550,000	4,972,000
Maxygen, Inc.	38,400	208,512
Momenta Pharmaceuticals, Inc. (a)	5,700	100,662
Myrexis, Inc. (a)	36,900	125,091
Myriad Genetics, Inc. (a)	7,700	163,779
Omeros Corp. (a)	5,500	22,330
PDL BioPharma, Inc. (d)	1,560,000	9,656,400
Repligen Corp. (a)	19,000	67,070
SuperGen, Inc. (a)	73,600	225,216
Theravance, Inc. (a)(d)	299,000	6,392,620
Vanda Pharmaceuticals, Inc. (a)	29,303	210,396
		38,112,245
Health Care Equipment & Supplies - 4.1%
Cyberonics, Inc. (a)	415,000	11,263,100
Integra LifeSciences Holdings Corp. (a)	317,400	14,305,218
Sirona Dental Systems, Inc. (a)	255,000	12,897,900
The Cooper Companies, Inc.	286,000	21,876,140
Wright Medical Group, Inc. (a)	1,020,000	15,952,800
		76,295,158
Health Care Providers & Services - 6.9%
Accretive Health, Inc. (a)(d)	355,000	10,664,200
Air Methods Corp. (a)	280,000	19,628,000
Catalyst Health Solutions, Inc. (a)	343,000	22,476,790
Corvel Corp. (a)	400,000	18,460,000
IPC The Hospitalist Co., Inc. (a)	310,000	14,021,300
MWI Veterinary Supply, Inc. (a)	180,000	16,030,800
PSS World Medical, Inc. (a)	610,000	14,597,300
Synergy Health PLC	695,411	10,845,074
		126,723,464
Life Sciences Tools & Services - 2.8%
Bruker BioSciences Corp. (a)	1,059,000	18,235,980
PerkinElmer, Inc.	704,800	17,239,408
QIAGEN NV (a)(d)	966,000	16,364,040
		51,839,428
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.6%
Cadence Pharmaceuticals, Inc. (a)(d)	767,693	$ 6,640,544
Cardiome Pharma Corp. (a)	1,025,000	5,096,033
Hikma Pharmaceuticals PLC	262,838	2,946,973
Questcor Pharmaceuticals, Inc. (a)	495,000	15,369,750
		30,053,300
TOTAL HEALTH CARE		323,023,595
INDUSTRIALS - 20.1%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	332,000	25,354,840
Teledyne Technologies, Inc. (a)	387,000	20,987,010
TransDigm Group, Inc. (a)	164,000	14,771,480
Triumph Group, Inc. (d)	258,000	13,890,720
		75,004,050
Building Products - 1.5%
A.O. Smith Corp.	242,000	10,035,740
Armstrong World Industries, Inc.	449,000	17,735,500
		27,771,240
Commercial Services & Supplies - 2.3%
Higher One Holdings, Inc. (a)(d)	695,000	13,795,750
Sykes Enterprises, Inc. (a)	472,621	9,121,585
Waste Connections, Inc.	626,500	20,198,360
		43,115,695
Construction & Engineering - 2.5%
Foster Wheeler AG (a)	484,000	13,116,400
KBR, Inc.	595,980	21,246,687
Outotec OYJ	245,000	12,085,130
		46,448,217
Electrical Equipment - 3.6%
Acuity Brands, Inc.	320,500	15,605,145
GrafTech International Ltd. (a)	705,000	13,578,300
Regal-Beloit Corp.	302,000	18,310,260
Zumtobel AG	755,596	17,756,266
		65,249,971
Machinery - 2.1%
Blount International, Inc. (a)	744,000	12,372,720
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Nordson Corp.	263,000	$ 13,420,890
Wabtec Corp.	195,000	12,581,400
		38,375,010
Professional Services - 0.6%
Advisory Board Co. (a)	205,000	10,975,700
Road & Rail - 0.5%
Contrans Group, Inc. Class A (d)	1,106,800	9,846,975
Trading Companies & Distributors - 2.9%
Interline Brands, Inc. (a)	127,442	2,132,105
Rush Enterprises, Inc. Class A (a)	928,254	18,555,797
Watsco, Inc.	224,000	13,256,320
WESCO International, Inc. (a)	382,000	19,363,580
		53,307,802
TOTAL INDUSTRIALS		370,094,660
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.4%
Anaren, Inc. (a)	571,774	11,441,198
DG FastChannel, Inc. (a)	527,329	14,902,318
Polycom, Inc. (a)	699,000	18,893,970
		45,237,486
Computers & Peripherals - 1.6%
Super Micro Computer, Inc. (a)	834,923	11,764,065
Synaptics, Inc. (a)(d)	726,000	17,837,820
		29,601,885
Electronic Equipment & Components - 3.7%
Fabrinet (a)	505,000	7,777,000
Insight Enterprises, Inc. (a)	837,400	14,093,442
Jabil Circuit, Inc.	1,163,000	21,294,530
OSI Systems, Inc. (a)	329,000	13,584,410
SYNNEX Corp. (a)	432,800	12,256,896
		69,006,278
Internet Software & Services - 6.2%
Demand Media, Inc. (d)	960,000	9,734,400
Digital River, Inc. (a)	501,000	12,775,500
LivePerson, Inc. (a)(d)	1,080,000	13,294,800
Open Text Corp. (a)	190,000	12,825,099
Perficient, Inc. (a)(e)	1,718,502	17,202,205
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Rackspace Hosting, Inc. (a)(d)	525,000	$ 21,000,000
Sohu.com, Inc. (a)	182,000	16,398,200
Travelzoo, Inc. (a)(d)	198,000	10,454,400
		113,684,604
IT Services - 2.4%
Virtusa Corp. (a)	900,000	17,694,000
WNS Holdings Ltd. sponsored ADR (a)	613,457	6,134,570
Wright Express Corp. (a)	420,000	20,664,000
		44,492,570
Semiconductors & Semiconductor Equipment - 5.1%
Ceva, Inc. (a)	396,700	11,988,274
Cymer, Inc. (a)	306,901	13,512,851
Entegris, Inc. (a)	2,321,500	19,895,255
Hittite Microwave Corp. (a)	183,821	10,292,138
International Rectifier Corp. (a)	533,000	13,692,770
Semtech Corp. (a)	461,744	10,758,635
Standard Microsystems Corp. (a)	557,185	13,182,997
		93,322,920
Software - 5.4%
Aspen Technology, Inc. (a)	600,000	9,300,000
BroadSoft, Inc. (a)	344,591	10,065,503
ebix.com, Inc. (a)(d)	717,510	14,127,772
Informatica Corp. (a)	274,000	14,009,620
Kenexa Corp. (a)	450,000	11,506,500
Solera Holdings, Inc.	417,000	23,301,960
TIBCO Software, Inc. (a)	638,000	16,613,520
		98,924,875
TOTAL INFORMATION TECHNOLOGY		494,270,618
MATERIALS - 4.6%
Chemicals - 2.3%
Rockwood Holdings, Inc. (a)	418,000	25,276,460
Solutia, Inc. (a)	797,000	17,087,680
		42,364,140
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.3%
Carpenter Technology Corp.	382,000	$ 21,942,080
Royal Gold, Inc.	323,000	20,704,300
		42,646,380
TOTAL MATERIALS		85,010,520
TOTAL COMMON STOCKS (Cost $1,533,825,944)		1,819,110,368
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 0.14% (b)	45,332,402	45,332,402
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	115,743,521	115,743,521
TOTAL MONEY MARKET FUNDS (Cost $161,075,923)		161,075,923
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $1,694,901,867)		1,980,186,291
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(137,048,070)
NET ASSETS - 100%		$ 1,843,138,221
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,582
Fidelity Securities Lending Cash Central Fund	1,308,812
Total	$ 1,399,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 12,651,852	$ 4,843,498	$ -	$ 351,475	$ 16,826,331
Online Resources Corp.	7,777,946	567,018	12,586,965	-	-
Perficient, Inc.	13,394,542	1,718,096	-	-	17,202,205
Total	$ 33,824,340	$ 7,128,612	$ 12,586,965	$ 351,475	$ 34,028,536
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	2.3%
United Kingdom	2.2%
Germany	1.4%
Brazil	1.3%
Bermuda	1.1%
Austria	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $848,304 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $112,721,987) - See accompanying schedule: Unaffiliated issuers (cost $1,500,388,101)	$ 1,785,081,832
Fidelity Central Funds (cost $161,075,923)	161,075,923
Other affiliated issuers (cost $33,437,843)	34,028,536
Total Investments (cost $1,694,901,867)		$ 1,980,186,291
Cash		1,964,053
Receivable for investments sold		19,020,388
Receivable for fund shares sold		1,316,311
Dividends receivable		824,348
Distributions receivable from Fidelity Central Funds		197,247
Other receivables		74,114
Total assets		2,003,582,752

Liabilities
Payable for investments purchased	$ 30,247,562
Payable for fund shares redeemed	12,682,146
Accrued management fee	1,278,818
Distribution and service plan fees payable	54,160
Other affiliated payables	363,790
Other payables and accrued expenses	74,534
Collateral on securities loaned, at value	115,743,521
Total liabilities		160,444,531

Net Assets		$ 1,843,138,221
Net Assets consist of:
Paid in capital		$ 1,539,978,386
Accumulated net investment loss		(848,304)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,720,049
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		285,288,090
Net Assets		$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,272,316 ÷ 4,096,233 shares)	$ 16.42

Maximum offering price per share (100/94.25 of $16.42)	$ 17.42
Class T: Net Asset Value and redemption price per share ($30,763,609 ÷ 1,890,561 shares)	$ 16.27

Maximum offering price per share (100/96.50 of $16.27)	$ 16.86
Class B: Net Asset Value and offering price per share ($5,295,068 ÷ 333,961 shares)A	$ 15.86

Class C: Net Asset Value and offering price per share ($24,913,614 ÷ 1,574,146 shares)A	$ 15.83

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,382,688,082 ÷ 83,048,741 shares)	$ 16.65

Class F: Net Asset Value, offering price and redemption price per share ($290,765,137 ÷ 17,378,109 shares)	$ 16.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($41,440,395 ÷ 2,484,480 shares)	$ 16.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $351,475 earned from other affiliated issuers)		$ 9,421,086
Special dividends		2,295,657
Interest		70
Income from Fidelity Central Funds (including $1,308,812 from security lending)		1,399,394
Total income		13,116,207

Expenses
Management fee Basic fee	$ 12,213,765
Performance adjustment	(1,097,151)
Transfer agent fees	3,857,683
Distribution and service plan fees	581,456
Accounting and security lending fees	552,489
Custodian fees and expenses	119,815
Independent trustees' compensation	9,001
Registration fees	106,385
Audit	57,065
Legal	6,456
Miscellaneous	17,324
Total expenses before reductions	16,424,288
Expense reductions	(205,467)	16,218,821
Net investment income (loss)		(3,102,614)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	220,513,485
Other affiliated issuers	1,387,149
Foreign currency transactions	(835,104)
Total net realized gain (loss)		221,065,530
Change in net unrealized appreciation (depreciation) on: Investment securities	210,248,116
Assets and liabilities in foreign currencies	5,252
Total change in net unrealized appreciation (depreciation)		210,253,368
Net gain (loss)		431,318,898
Net increase (decrease) in net assets resulting from operations		$ 428,216,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,102,614)	$ (4,269,128)
Net realized gain (loss)	221,065,530	242,038,859
Change in net unrealized appreciation (depreciation)	210,253,368	(34,116,702)
Net increase (decrease) in net assets resulting from operations	428,216,284	203,653,029
Distributions to shareholders from net realized gain	(3,013,255)	-
Share transactions - net increase (decrease)	(17,486,495)	46,578,163
Redemption fees	229,000	232,258
Total increase (decrease) in net assets	407,945,534	250,463,450

Net Assets
Beginning of period	1,435,192,687	1,184,729,237
End of period (including accumulated net investment loss of $848,304 and undistributed net investment income of $0, respectively)	$ 1,843,138,221	$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.06)	(.11)	(.12) H
Net realized and unrealized gain (loss)	3.84	1.94	(2.35)	(1.73)	3.39
Total from investment operations	3.77	1.87	(2.41)	(1.84)	3.27
Distributions from net realized gain	(.01) K	-	-	(1.02)	(.09)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Total Return A,B	29.78%	17.33%	(18.26)%	(12.26)%	25.52%
Ratios to Average Net Assets D,I
Expenses before reductions	1.25%	1.35%	1.33%	1.40%	1.44%
Expenses net of fee waivers, if any	1.25%	1.35%	1.33%	1.40%	1.40%
Expenses net of all reductions	1.23%	1.34%	1.33%	1.39%	1.39%
Net investment income (loss)	(.47)% F	(.56)% G	(.64)%	(.74)%	(.80)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,272	$ 50,620	$ 40,211	$ 42,187	$ 33,588
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.10) G	(.09)	(.15)	(.16) H
Net realized and unrealized gain (loss)	3.81	1.93	(2.34)	(1.73)	3.38
Total from investment operations	3.70	1.83	(2.43)	(1.88)	3.22
Distributions from net realized gain	-	-	-	(.96)	(.07)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Total Return A,B	29.44%	17.04%	(18.45)%	(12.50)%	25.18%
Ratios to Average Net Assets D,I
Expenses before reductions	1.50%	1.61%	1.60%	1.65%	1.67%
Expenses net of fee waivers, if any	1.50%	1.61%	1.60%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.60%	1.59%	1.65%	1.65%
Net investment income (loss)	(.73)% F	(.82)% G	(.91)%	(.99)%	(1.05)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,764	$ 23,930	$ 21,533	$ 21,754	$ 26,419
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.74	1.89	(2.33)	(1.71)	3.36
Total from investment operations	3.56	1.73	(2.46)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.89)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Total Return A,B	28.94%	16.37%	(18.88)%	(12.92)%	24.57%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.08%	2.15%	2.15%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,295	$ 5,142	$ 4,171	$ 5,517	$ 6,242
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.73	1.89	(2.32)	(1.71)	3.36
Total from investment operations	3.55	1.73	(2.45)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.91)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Total Return A,B	28.91%	16.40%	(18.85)%	(12.94)%	24.59%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.07%	2.14%	2.14%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,914	$ 18,091	$ 14,267	$ 15,946	$ 22,348
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.04) F	(.04)	(.07)	(.08) G
Net realized and unrealized gain (loss)	3.90	1.96	(2.36)	(1.74)	3.40
Total from investment operations	3.87	1.92	(2.40)	(1.81)	3.32
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.10)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Total Return A	30.20%	17.63%	(18.06)%	(11.98)%	25.84%
Ratios to Average Net Assets C,H
Expenses before reductions	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of fee waivers, if any	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of all reductions	.93%	1.07%	1.08%	1.10%	1.09%
Net investment income (loss)	(.17)% E	(.29)% F	(.39)%	(.45)%	(.50)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	- I,L	(.01)
Net realized and unrealized gain (loss)	3.91	1.95	.88
Total from investment operations	3.92	1.95	.87
Distributions from net realized gain	(.04) M	-	-
Redemption fees added to paid in capital D,L	-	-	-
Net asset value, end of period	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,K
Expenses before reductions	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.70%	.78%	.74% A
Expenses net of all reductions	.68%	.77%	.73% A
Net investment income (loss)	.08% H	-% G,I	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

J For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03)	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.91	1.95	(2.36)	(1.74)	3.41
Total from investment operations	3.88	1.92	(2.39)	(1.80)	3.34
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.11)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Total Return A	30.24%	17.60%	(17.97)%	(11.93)%	25.99%
Ratios to Average Net Assets C,H
Expenses before reductions	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of fee waivers, if any	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of all reductions	.93%	1.02%	1.04%	1.03%	1.05%
Net investment income (loss)	(.17)% E	(.24)% F	(.36)%	(.38)%	(.46)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,440	$ 25,650	$ 19,204	$ 22,444	$ 18,671
Portfolio turnover rate D	106%	105%	150%	113%	91%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 354,172,386
Gross unrealized depreciation	(75,667,186)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,505,200

Tax Cost	$ 1,701,681,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 25,499,273
Net unrealized appreciation (depreciation)	$ 278,508,866

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Long-term Capital Gains	$ 3,013,255	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,788,943,155 and $1,761,314,998, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 156,403	$ 4,810
Class T	.25%	.25%	145,496	-
Class B	.75%	.25%	55,389	41,618
Class C	.75%	.25%	224,168	46,361
			$ 581,456	$ 92,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,915
Class T	6,692
Class B*	11,257
Class C*	2,120
$ 49,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 187,257.30
Class T	88,193.30
Class B	16,587.30
Class C	67,033.30
Small Cap Growth	3,412,823.25
Institutional Class	85,790.24
	$ 3,857,683

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,765 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,614 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,457,312. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $19,296 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $205,159 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $308.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net realized gain
Class A	$ 40,130	$ -
Small Cap Growth	2,420,020	-
Class F	492,928	-
Institutional Class	60,177	-
Total	$ 3,013,255	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,459,436	1,755,238	$ 22,640,692	$ 21,749,463
Reinvestment of distributions	2,323	-	36,172	-
Shares redeemed	(1,364,690)	(1,481,231)	(20,977,078)	(17,861,442)
Net increase (decrease)	97,069	274,007	$ 1,699,786	$ 3,888,021
Class T
Shares sold	420,613	492,575	$ 6,491,294	$ 6,056,365
Shares redeemed	(434,512)	(592,408)	(6,714,256)	(7,232,100)
Net increase (decrease)	(13,899)	(99,833)	$ (222,962)	$ (1,175,735)
Class B
Shares sold	25,204	117,304	$ 366,276	$ 1,414,923
Shares redeemed	(109,118)	(93,928)	(1,597,390)	(1,126,513)
Net increase (decrease)	(83,914)	23,376	$ (1,231,114)	$ 288,410
Class C
Shares sold	469,568	479,633	$ 7,154,653	$ 5,791,649
Shares redeemed	(368,398)	(358,550)	(5,494,248)	(4,319,904)
Net increase (decrease)	101,170	121,083	$ 1,660,405	$ 1,471,745
Small Cap Growth
Shares sold	19,971,507	22,893,960	$ 315,167,556	$ 285,679,819
Reinvestment of distributions	153,921	-	2,384,001	-
Shares redeemed	(31,144,660)	(28,450,958)	(483,710,319)	(351,525,118)
Net increase (decrease)	(11,019,232)	(5,556,998)	$ (166,158,762)	$ (65,845,299)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class F
Shares sold	11,382,202	8,663,528	$ 176,012,143	$ 109,176,128
Reinvestment of distributions	31,816	-	492,928	-
Shares redeemed	(2,356,621)	(357,394)	(37,493,486)	(4,690,130)
Net increase (decrease)	9,057,397	8,306,134	$ 139,011,585	$ 104,485,998
Institutional Class
Shares sold	1,038,111	1,109,901	$ 16,415,657	$ 14,013,757
Reinvestment of distributions	2,532	-	39,301	-
Shares redeemed	(555,221)	(871,545)	(8,700,391)	(10,548,734)
Net increase (decrease)	485,422	238,356	$ 7,754,567	$ 3,465,023

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.

Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate. The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment:2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	9/12/11	9/09/11	$0.234
Class T	9/12/11	9/09/11	$0.234
Class B	9/12/11	9/09/11	$0.234
Class C	9/12/11	9/09/11	$0.234

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $28,512,528, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0911
1.803713.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class	30.24%	6.87%	9.34%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Fidelity Advisor® Small Cap Growth Fund - Inst. CL
Russell 2000® Growth Index
20,000
17,500
15,000
12,500
10,000
9,000
8,000
$7,000
$18,257
$15,481
2005
2006
2007
2008
2009
2010
2011

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 29.78%, 29.44%, 28.94% and 28.91%, respectively (excluding sales charges), versus 29.32% for the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retailing. Security selection in materials also contributed, as did positioning within technology. In contrast, my choices in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, the stock of Digital River, which builds and operates electronic storefronts, did poorly. Touch-screen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor® Small Cap Growth Fund: For the year, the fund's Institutional Class shares returned 30.24%, outpacing the 29.32% return of the Russell 2000® Growth Index. The fund's positioning in consumer discretionary helped, led by stock picking in retail. Security selection in materials also contributed. In contrast, positioning in energy hurt, as did weak stock selection in banks; a modest cash position in a rising market; and the fund's non-U.S. holdings, despite a weaker U.S. dollar. Individually, Fossil did extremely well, and I sold the stock after it reached my target price. Tempur-Pedic International, a maker of premium foam mattresses and pillows, also helped. In health care, drugmaker Questcor Pharmaceuticals contributed, thanks to the strength of its primary product, Achtar®. Shoe retailer DSW also contributed. Of these stocks, only Questcor and DSW were in the benchmark. On the negative side, Digital River, which builds and operates electronic storefronts, did poorly. Touchscreen manufacturer Synaptics and urban-oriented retailer Citi Trends, the latter of which the fund no longer held at period end, also disappointed.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 1,058.70	$ 6.38
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,057.90	$ 7.65
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,055.20	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,055.30	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Small Cap Growth	.93%
Actual		$ 1,000.00	$ 1,060.50	$ 4.75
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class F	.70%
Actual		$ 1,000.00	$ 1,061.50	$ 3.58
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.51
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,060.40	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Esterline Technologies Corp.	1.4	1.3
Rockwood Holdings, Inc.	1.4	0.0
DSW, Inc. Class A	1.3	1.0
Solera Holdings, Inc.	1.3	1.1
Steven Madden Ltd.	1.3	0.9
Catalyst Health Solutions, Inc.	1.2	0.5
Carpenter Technology Corp.	1.2	0.8
The Cooper Companies, Inc.	1.2	1.0
Rowan Companies, Inc.	1.2	1.1
Sally Beauty Holdings, Inc.	1.2	0.7
	12.7
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.8	30.3
Industrials	20.1	20.9
Health Care	17.5	17.8
Consumer Discretionary	17.0	16.1
Energy	6.2	3.8
Asset Allocation (% of fund's net assets)
As of July 31, 2011 *		As of January 31, 2011 **
	Stocks 98.7%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	13.7%	** Foreign investments	13.8%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.7%
Modine Manufacturing Co. (a)	769,000	$ 11,465,791
Tenneco, Inc. (a)	508,000	20,289,520
		31,755,311
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	278,000	13,516,360
Household Durables - 1.0%
Tempur-Pedic International, Inc. (a)	242,000	17,426,420
Internet & Catalog Retail - 0.7%
Start Today Co. Ltd.	540,000	13,414,929
Multiline Retail - 1.4%
Dollarama, Inc.	415,000	13,882,562
Marisa Lojas SA	856,600	12,038,345
		25,920,907
Specialty Retail - 7.0%
Delticom AG	111,910	11,694,830
DSW, Inc. Class A (a)(d)	442,000	23,417,160
Jos. A. Bank Clothiers, Inc. (a)(d)	213,900	10,975,209
Sally Beauty Holdings, Inc. (a)	1,242,000	21,362,400
Signet Jewelers Ltd. (a)	466,400	19,980,576
SuperGroup PLC (a)(d)	560,000	9,790,502
Tom Tailor Holding AG (a)	721,621	15,397,388
Tractor Supply Co.	240,000	15,820,800
		128,438,865
Textiles, Apparel & Luxury Goods - 4.5%
G-III Apparel Group Ltd. (a)	250,300	7,726,761
PVH Corp.	257,559	18,428,346
Steven Madden Ltd. (a)	602,500	22,955,250
Ted Baker PLC	1,371,073	18,073,550
Warnaco Group, Inc. (a)	273,000	14,550,900
		81,734,807
TOTAL CONSUMER DISCRETIONARY		312,207,599
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.7%
Fresh Market, Inc. (d)	356,600	12,669,998
Food Products - 0.9%
Calavo Growers, Inc. (d)(e)	814,046	16,826,331
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Inter Parfums, Inc.	897,000	$ 17,975,880
TOTAL CONSUMER STAPLES		47,472,209
ENERGY - 6.2%
Energy Equipment & Services - 3.3%
ION Geophysical Corp. (a)	2,055,000	20,837,700
Newpark Resources, Inc. (a)	1,928,900	17,919,481
Rowan Companies, Inc. (a)	556,000	21,778,520
		60,535,701
Oil, Gas & Consumable Fuels - 2.9%
Gulfport Energy Corp. (a)	495,000	18,047,700
Petroleum Development Corp. (a)	547,200	19,874,304
Targa Resources Corp. (d)	474,500	16,019,120
		53,941,124
TOTAL ENERGY		114,476,825
FINANCIALS - 3.9%
Capital Markets - 0.6%
Financial Engines, Inc. (a)	510,000	12,117,600
Commercial Banks - 1.5%
Banco Pine SA	1,860,300	12,412,394
CapitalSource, Inc.	2,385,000	15,407,100
		27,819,494
Real Estate Investment Trusts - 0.8%
CBL & Associates Properties, Inc.	797,000	14,154,720
Real Estate Management & Development - 1.0%
Jones Lang LaSalle, Inc.	216,900	18,462,528
TOTAL FINANCIALS		72,554,342
HEALTH CARE - 17.5%
Biotechnology - 2.1%
Acadia Pharmaceuticals, Inc. (a)	68,900	112,307
Acorda Therapeutics, Inc. (a)	1,000	28,400
Affymax, Inc. (a)	15,100	99,811
Alnylam Pharmaceuticals, Inc. (a)	5,400	50,652
AMAG Pharmaceuticals, Inc. (a)	12,700	188,087
Ardea Biosciences, Inc. (a)	249,263	5,832,754
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	295,000	$ 9,212,850
BioMimetic Therapeutics, Inc. (a)	52,500	202,650
Dyax Corp. (a)	2,300	3,772
Emergent BioSolutions, Inc. (a)	7,800	161,070
Enzon Pharmaceuticals, Inc. (a)	7,800	75,816
Horizon Pharma, Inc.	550,000	4,972,000
Maxygen, Inc.	38,400	208,512
Momenta Pharmaceuticals, Inc. (a)	5,700	100,662
Myrexis, Inc. (a)	36,900	125,091
Myriad Genetics, Inc. (a)	7,700	163,779
Omeros Corp. (a)	5,500	22,330
PDL BioPharma, Inc. (d)	1,560,000	9,656,400
Repligen Corp. (a)	19,000	67,070
SuperGen, Inc. (a)	73,600	225,216
Theravance, Inc. (a)(d)	299,000	6,392,620
Vanda Pharmaceuticals, Inc. (a)	29,303	210,396
		38,112,245
Health Care Equipment & Supplies - 4.1%
Cyberonics, Inc. (a)	415,000	11,263,100
Integra LifeSciences Holdings Corp. (a)	317,400	14,305,218
Sirona Dental Systems, Inc. (a)	255,000	12,897,900
The Cooper Companies, Inc.	286,000	21,876,140
Wright Medical Group, Inc. (a)	1,020,000	15,952,800
		76,295,158
Health Care Providers & Services - 6.9%
Accretive Health, Inc. (a)(d)	355,000	10,664,200
Air Methods Corp. (a)	280,000	19,628,000
Catalyst Health Solutions, Inc. (a)	343,000	22,476,790
Corvel Corp. (a)	400,000	18,460,000
IPC The Hospitalist Co., Inc. (a)	310,000	14,021,300
MWI Veterinary Supply, Inc. (a)	180,000	16,030,800
PSS World Medical, Inc. (a)	610,000	14,597,300
Synergy Health PLC	695,411	10,845,074
		126,723,464
Life Sciences Tools & Services - 2.8%
Bruker BioSciences Corp. (a)	1,059,000	18,235,980
PerkinElmer, Inc.	704,800	17,239,408
QIAGEN NV (a)(d)	966,000	16,364,040
		51,839,428
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.6%
Cadence Pharmaceuticals, Inc. (a)(d)	767,693	$ 6,640,544
Cardiome Pharma Corp. (a)	1,025,000	5,096,033
Hikma Pharmaceuticals PLC	262,838	2,946,973
Questcor Pharmaceuticals, Inc. (a)	495,000	15,369,750
		30,053,300
TOTAL HEALTH CARE		323,023,595
INDUSTRIALS - 20.1%
Aerospace & Defense - 4.1%
Esterline Technologies Corp. (a)	332,000	25,354,840
Teledyne Technologies, Inc. (a)	387,000	20,987,010
TransDigm Group, Inc. (a)	164,000	14,771,480
Triumph Group, Inc. (d)	258,000	13,890,720
		75,004,050
Building Products - 1.5%
A.O. Smith Corp.	242,000	10,035,740
Armstrong World Industries, Inc.	449,000	17,735,500
		27,771,240
Commercial Services & Supplies - 2.3%
Higher One Holdings, Inc. (a)(d)	695,000	13,795,750
Sykes Enterprises, Inc. (a)	472,621	9,121,585
Waste Connections, Inc.	626,500	20,198,360
		43,115,695
Construction & Engineering - 2.5%
Foster Wheeler AG (a)	484,000	13,116,400
KBR, Inc.	595,980	21,246,687
Outotec OYJ	245,000	12,085,130
		46,448,217
Electrical Equipment - 3.6%
Acuity Brands, Inc.	320,500	15,605,145
GrafTech International Ltd. (a)	705,000	13,578,300
Regal-Beloit Corp.	302,000	18,310,260
Zumtobel AG	755,596	17,756,266
		65,249,971
Machinery - 2.1%
Blount International, Inc. (a)	744,000	12,372,720
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Nordson Corp.	263,000	$ 13,420,890
Wabtec Corp.	195,000	12,581,400
		38,375,010
Professional Services - 0.6%
Advisory Board Co. (a)	205,000	10,975,700
Road & Rail - 0.5%
Contrans Group, Inc. Class A (d)	1,106,800	9,846,975
Trading Companies & Distributors - 2.9%
Interline Brands, Inc. (a)	127,442	2,132,105
Rush Enterprises, Inc. Class A (a)	928,254	18,555,797
Watsco, Inc.	224,000	13,256,320
WESCO International, Inc. (a)	382,000	19,363,580
		53,307,802
TOTAL INDUSTRIALS		370,094,660
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 2.4%
Anaren, Inc. (a)	571,774	11,441,198
DG FastChannel, Inc. (a)	527,329	14,902,318
Polycom, Inc. (a)	699,000	18,893,970
		45,237,486
Computers & Peripherals - 1.6%
Super Micro Computer, Inc. (a)	834,923	11,764,065
Synaptics, Inc. (a)(d)	726,000	17,837,820
		29,601,885
Electronic Equipment & Components - 3.7%
Fabrinet (a)	505,000	7,777,000
Insight Enterprises, Inc. (a)	837,400	14,093,442
Jabil Circuit, Inc.	1,163,000	21,294,530
OSI Systems, Inc. (a)	329,000	13,584,410
SYNNEX Corp. (a)	432,800	12,256,896
		69,006,278
Internet Software & Services - 6.2%
Demand Media, Inc. (d)	960,000	9,734,400
Digital River, Inc. (a)	501,000	12,775,500
LivePerson, Inc. (a)(d)	1,080,000	13,294,800
Open Text Corp. (a)	190,000	12,825,099
Perficient, Inc. (a)(e)	1,718,502	17,202,205
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Rackspace Hosting, Inc. (a)(d)	525,000	$ 21,000,000
Sohu.com, Inc. (a)	182,000	16,398,200
Travelzoo, Inc. (a)(d)	198,000	10,454,400
		113,684,604
IT Services - 2.4%
Virtusa Corp. (a)	900,000	17,694,000
WNS Holdings Ltd. sponsored ADR (a)	613,457	6,134,570
Wright Express Corp. (a)	420,000	20,664,000
		44,492,570
Semiconductors & Semiconductor Equipment - 5.1%
Ceva, Inc. (a)	396,700	11,988,274
Cymer, Inc. (a)	306,901	13,512,851
Entegris, Inc. (a)	2,321,500	19,895,255
Hittite Microwave Corp. (a)	183,821	10,292,138
International Rectifier Corp. (a)	533,000	13,692,770
Semtech Corp. (a)	461,744	10,758,635
Standard Microsystems Corp. (a)	557,185	13,182,997
		93,322,920
Software - 5.4%
Aspen Technology, Inc. (a)	600,000	9,300,000
BroadSoft, Inc. (a)	344,591	10,065,503
ebix.com, Inc. (a)(d)	717,510	14,127,772
Informatica Corp. (a)	274,000	14,009,620
Kenexa Corp. (a)	450,000	11,506,500
Solera Holdings, Inc.	417,000	23,301,960
TIBCO Software, Inc. (a)	638,000	16,613,520
		98,924,875
TOTAL INFORMATION TECHNOLOGY		494,270,618
MATERIALS - 4.6%
Chemicals - 2.3%
Rockwood Holdings, Inc. (a)	418,000	25,276,460
Solutia, Inc. (a)	797,000	17,087,680
		42,364,140
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.3%
Carpenter Technology Corp.	382,000	$ 21,942,080
Royal Gold, Inc.	323,000	20,704,300
		42,646,380
TOTAL MATERIALS		85,010,520
TOTAL COMMON STOCKS (Cost $1,533,825,944)		1,819,110,368
Money Market Funds - 8.7%

Fidelity Cash Central Fund, 0.14% (b)	45,332,402	45,332,402
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	115,743,521	115,743,521
TOTAL MONEY MARKET FUNDS (Cost $161,075,923)		161,075,923
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $1,694,901,867)		1,980,186,291
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(137,048,070)
NET ASSETS - 100%		$ 1,843,138,221
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,582
Fidelity Securities Lending Cash Central Fund	1,308,812
Total	$ 1,399,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Calavo Growers, Inc.	$ 12,651,852	$ 4,843,498	$ -	$ 351,475	$ 16,826,331
Online Resources Corp.	7,777,946	567,018	12,586,965	-	-
Perficient, Inc.	13,394,542	1,718,096	-	-	17,202,205
Total	$ 33,824,340	$ 7,128,612	$ 12,586,965	$ 351,475	$ 34,028,536
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	2.3%
United Kingdom	2.2%
Germany	1.4%
Brazil	1.3%
Bermuda	1.1%
Austria	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%
Income Tax Information
The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $848,304 of currency losses recognized during the period November 1, 2010 to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $112,721,987) - See accompanying schedule: Unaffiliated issuers (cost $1,500,388,101)	$ 1,785,081,832
Fidelity Central Funds (cost $161,075,923)	161,075,923
Other affiliated issuers (cost $33,437,843)	34,028,536
Total Investments (cost $1,694,901,867)		$ 1,980,186,291
Cash		1,964,053
Receivable for investments sold		19,020,388
Receivable for fund shares sold		1,316,311
Dividends receivable		824,348
Distributions receivable from Fidelity Central Funds		197,247
Other receivables		74,114
Total assets		2,003,582,752

Liabilities
Payable for investments purchased	$ 30,247,562
Payable for fund shares redeemed	12,682,146
Accrued management fee	1,278,818
Distribution and service plan fees payable	54,160
Other affiliated payables	363,790
Other payables and accrued expenses	74,534
Collateral on securities loaned, at value	115,743,521
Total liabilities		160,444,531

Net Assets		$ 1,843,138,221
Net Assets consist of:
Paid in capital		$ 1,539,978,386
Accumulated net investment loss		(848,304)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,720,049
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		285,288,090
Net Assets		$ 1,843,138,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,272,316 ÷ 4,096,233 shares)	$ 16.42

Maximum offering price per share (100/94.25 of $16.42)	$ 17.42
Class T: Net Asset Value and redemption price per share ($30,763,609 ÷ 1,890,561 shares)	$ 16.27

Maximum offering price per share (100/96.50 of $16.27)	$ 16.86
Class B: Net Asset Value and offering price per share ($5,295,068 ÷ 333,961 shares)A	$ 15.86

Class C: Net Asset Value and offering price per share ($24,913,614 ÷ 1,574,146 shares)A	$ 15.83

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,382,688,082 ÷ 83,048,741 shares)	$ 16.65

Class F: Net Asset Value, offering price and redemption price per share ($290,765,137 ÷ 17,378,109 shares)	$ 16.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($41,440,395 ÷ 2,484,480 shares)	$ 16.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $351,475 earned from other affiliated issuers)		$ 9,421,086
Special dividends		2,295,657
Interest		70
Income from Fidelity Central Funds (including $1,308,812 from security lending)		1,399,394
Total income		13,116,207

Expenses
Management fee Basic fee	$ 12,213,765
Performance adjustment	(1,097,151)
Transfer agent fees	3,857,683
Distribution and service plan fees	581,456
Accounting and security lending fees	552,489
Custodian fees and expenses	119,815
Independent trustees' compensation	9,001
Registration fees	106,385
Audit	57,065
Legal	6,456
Miscellaneous	17,324
Total expenses before reductions	16,424,288
Expense reductions	(205,467)	16,218,821
Net investment income (loss)		(3,102,614)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	220,513,485
Other affiliated issuers	1,387,149
Foreign currency transactions	(835,104)
Total net realized gain (loss)		221,065,530
Change in net unrealized appreciation (depreciation) on: Investment securities	210,248,116
Assets and liabilities in foreign currencies	5,252
Total change in net unrealized appreciation (depreciation)		210,253,368
Net gain (loss)		431,318,898
Net increase (decrease) in net assets resulting from operations		$ 428,216,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,102,614)	$ (4,269,128)
Net realized gain (loss)	221,065,530	242,038,859
Change in net unrealized appreciation (depreciation)	210,253,368	(34,116,702)
Net increase (decrease) in net assets resulting from operations	428,216,284	203,653,029
Distributions to shareholders from net realized gain	(3,013,255)	-
Share transactions - net increase (decrease)	(17,486,495)	46,578,163
Redemption fees	229,000	232,258
Total increase (decrease) in net assets	407,945,534	250,463,450

Net Assets
Beginning of period	1,435,192,687	1,184,729,237
End of period (including accumulated net investment loss of $848,304 and undistributed net investment income of $0, respectively)	$ 1,843,138,221	$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.07) G	(.06)	(.11)	(.12) H
Net realized and unrealized gain (loss)	3.84	1.94	(2.35)	(1.73)	3.39
Total from investment operations	3.77	1.87	(2.41)	(1.84)	3.27
Distributions from net realized gain	(.01) K	-	-	(1.02)	(.09)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.42	$ 12.66	$ 10.79	$ 13.20	$ 16.06
Total Return A,B	29.78%	17.33%	(18.26)%	(12.26)%	25.52%
Ratios to Average Net Assets D,I
Expenses before reductions	1.25%	1.35%	1.33%	1.40%	1.44%
Expenses net of fee waivers, if any	1.25%	1.35%	1.33%	1.40%	1.40%
Expenses net of all reductions	1.23%	1.34%	1.33%	1.39%	1.39%
Net investment income (loss)	(.47)% F	(.56)% G	(.64)%	(.74)%	(.80)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,272	$ 50,620	$ 40,211	$ 42,187	$ 33,588
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.10) G	(.09)	(.15)	(.16) H
Net realized and unrealized gain (loss)	3.81	1.93	(2.34)	(1.73)	3.38
Total from investment operations	3.70	1.83	(2.43)	(1.88)	3.22
Distributions from net realized gain	-	-	-	(.96)	(.07)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 16.27	$ 12.57	$ 10.74	$ 13.17	$ 16.01
Total Return A,B	29.44%	17.04%	(18.45)%	(12.50)%	25.18%
Ratios to Average Net Assets D,I
Expenses before reductions	1.50%	1.61%	1.60%	1.65%	1.67%
Expenses net of fee waivers, if any	1.50%	1.61%	1.60%	1.65%	1.65%
Expenses net of all reductions	1.49%	1.60%	1.59%	1.65%	1.65%
Net investment income (loss)	(.73)% F	(.82)% G	(.91)%	(.99)%	(1.05)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,764	$ 23,930	$ 21,533	$ 21,754	$ 26,419
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.74	1.89	(2.33)	(1.71)	3.36
Total from investment operations	3.56	1.73	(2.46)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.89)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.86	$ 12.30	$ 10.57	$ 13.03	$ 15.85
Total Return A,B	28.94%	16.37%	(18.88)%	(12.92)%	24.57%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.08%	2.15%	2.15%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,295	$ 5,142	$ 4,171	$ 5,517	$ 6,242
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.18) F	(.16) G	(.13)	(.22)	(.23) H
Net realized and unrealized gain (loss)	3.73	1.89	(2.32)	(1.71)	3.36
Total from investment operations	3.55	1.73	(2.45)	(1.93)	3.13
Distributions from net realized gain	-	-	-	(.91)	(.06)
Redemption fees added to paid in capital C,J	-	-	-	-	-
Net asset value, end of period	$ 15.83	$ 12.28	$ 10.55	$ 13.00	$ 15.84
Total Return A,B	28.91%	16.40%	(18.85)%	(12.94)%	24.59%
Ratios to Average Net Assets D,I
Expenses before reductions	2.00%	2.11%	2.08%	2.15%	2.20%
Expenses net of fee waivers, if any	2.00%	2.11%	2.08%	2.15%	2.15%
Expenses net of all reductions	1.98%	2.09%	2.07%	2.14%	2.14%
Net investment income (loss)	(1.22)% F	(1.32)% G	(1.39)%	(1.49)%	(1.55)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,914	$ 18,091	$ 14,267	$ 15,946	$ 22,348
Portfolio turnover rate E	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.36)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.04) F	(.04)	(.07)	(.08) G
Net realized and unrealized gain (loss)	3.90	1.96	(2.36)	(1.74)	3.40
Total from investment operations	3.87	1.92	(2.40)	(1.81)	3.32
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.10)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.65	$ 12.81	$ 10.89	$ 13.29	$ 16.15
Total Return A	30.20%	17.63%	(18.06)%	(11.98)%	25.84%
Ratios to Average Net Assets C,H
Expenses before reductions	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of fee waivers, if any	.95%	1.08%	1.08%	1.11%	1.10%
Expenses net of all reductions	.93%	1.07%	1.08%	1.10%	1.09%
Net investment income (loss)	(.17)% E	(.29)% F	(.39)%	(.45)%	(.50)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,382,688	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	.01 H	- I,L	(.01)
Net realized and unrealized gain (loss)	3.91	1.95	.88
Total from investment operations	3.92	1.95	.87
Distributions from net realized gain	(.04) M	-	-
Redemption fees added to paid in capital D,L	-	-	-
Net asset value, end of period	$ 16.73	$ 12.85	$ 10.90
Total Return B,C	30.56%	17.89%	8.67%
Ratios to Average Net Assets E,K
Expenses before reductions	.70%	.78%	.74% A
Expenses net of fee waivers, if any	.70%	.78%	.74% A
Expenses net of all reductions	.68%	.77%	.73% A
Net investment income (loss)	.08% H	-% G,I	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,765	$ 106,941	$ 159
Portfolio turnover rate F	106%	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

J For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03) F	(.03)	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.91	1.95	(2.36)	(1.74)	3.41
Total from investment operations	3.88	1.92	(2.39)	(1.80)	3.34
Distributions from net realized gain	(.03) J	-	-	(1.05)	(.11)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 16.68	$ 12.83	$ 10.91	$ 13.30	$ 16.15
Total Return A	30.24%	17.60%	(17.97)%	(11.93)%	25.99%
Ratios to Average Net Assets C,H
Expenses before reductions	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of fee waivers, if any	.94%	1.03%	1.05%	1.04%	1.05%
Expenses net of all reductions	.93%	1.02%	1.04%	1.03%	1.05%
Net investment income (loss)	(.17)% E	(.24)% F	(.36)%	(.38)%	(.46)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,440	$ 25,650	$ 19,204	$ 22,444	$ 18,671
Portfolio turnover rate D	106%	105%	150%	113%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.30)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth, Class F, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclasses.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 354,172,386
Gross unrealized depreciation	(75,667,186)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,505,200

Tax Cost	$ 1,701,681,091

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 25,499,273
Net unrealized appreciation (depreciation)	$ 278,508,866

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Long-term Capital Gains	$ 3,013,255	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,788,943,155 and $1,761,314,998, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 156,403	$ 4,810
Class T	.25%	.25%	145,496	-
Class B	.75%	.25%	55,389	41,618
Class C	.75%	.25%	224,168	46,361
			$ 581,456	$ 92,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,915
Class T	6,692
Class B*	11,257
Class C*	2,120
$ 49,984

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 187,257.30
Class T	88,193.30
Class B	16,587.30
Class C	67,033.30
Small Cap Growth	3,412,823.25
Institutional Class	85,790.24
	$ 3,857,683

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,765 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,614 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,457,312. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $19,296 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $205,159 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $308.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net realized gain
Class A	$ 40,130	$ -
Small Cap Growth	2,420,020	-
Class F	492,928	-
Institutional Class	60,177	-
Total	$ 3,013,255	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,459,436	1,755,238	$ 22,640,692	$ 21,749,463
Reinvestment of distributions	2,323	-	36,172	-
Shares redeemed	(1,364,690)	(1,481,231)	(20,977,078)	(17,861,442)
Net increase (decrease)	97,069	274,007	$ 1,699,786	$ 3,888,021
Class T
Shares sold	420,613	492,575	$ 6,491,294	$ 6,056,365
Shares redeemed	(434,512)	(592,408)	(6,714,256)	(7,232,100)
Net increase (decrease)	(13,899)	(99,833)	$ (222,962)	$ (1,175,735)
Class B
Shares sold	25,204	117,304	$ 366,276	$ 1,414,923
Shares redeemed	(109,118)	(93,928)	(1,597,390)	(1,126,513)
Net increase (decrease)	(83,914)	23,376	$ (1,231,114)	$ 288,410
Class C
Shares sold	469,568	479,633	$ 7,154,653	$ 5,791,649
Shares redeemed	(368,398)	(358,550)	(5,494,248)	(4,319,904)
Net increase (decrease)	101,170	121,083	$ 1,660,405	$ 1,471,745
Small Cap Growth
Shares sold	19,971,507	22,893,960	$ 315,167,556	$ 285,679,819
Reinvestment of distributions	153,921	-	2,384,001	-
Shares redeemed	(31,144,660)	(28,450,958)	(483,710,319)	(351,525,118)
Net increase (decrease)	(11,019,232)	(5,556,998)	$ (166,158,762)	$ (65,845,299)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class F
Shares sold	11,382,202	8,663,528	$ 176,012,143	$ 109,176,128
Reinvestment of distributions	31,816	-	492,928	-
Shares redeemed	(2,356,621)	(357,394)	(37,493,486)	(4,690,130)
Net increase (decrease)	9,057,397	8,306,134	$ 139,011,585	$ 104,485,998
Institutional Class
Shares sold	1,038,111	1,109,901	$ 16,415,657	$ 14,013,757
Reinvestment of distributions	2,532	-	39,301	-
Shares redeemed	(555,221)	(871,545)	(8,700,391)	(10,548,734)
Net increase (decrease)	485,422	238,356	$ 7,754,567	$ 3,465,023

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.

Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate. The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment:2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	9/12/11	9/09/11	$0.234

The Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $28,512,528, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0911
1.803721.106

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Value Fund	17.03%	6.09%	9.38%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Retail Class shares gained 17.03%, versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.44%
Actual		$ 1,000.00	$ 992.30	$ 7.11
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class T	1.69%
Actual		$ 1,000.00	$ 991.00	$ 8.34
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.20%
Actual		$ 1,000.00	$ 988.10	$ 10.84
HypotheticalA		$ 1,000.00	$ 1,013.88	$ 10.99
Class C	2.18%
Actual		$ 1,000.00	$ 988.80	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,013.98	$ 10.89
Small Cap Value	1.11%
Actual		$ 1,000.00	$ 993.60	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class F	.88%
Actual		$ 1,000.00	$ 994.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	1.10%
Actual		$ 1,000.00	$ 993.60	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Berry Petroleum Co. Class A	3.4	3.4
DCT Industrial Trust, Inc.	3.0	2.7
Superior Energy Services, Inc.	2.8	3.3
WESCO International, Inc.	2.7	3.3
MEDNAX, Inc.	2.7	1.8
Highwoods Properties, Inc. (SBI)	2.6	2.4
UGI Corp.	2.6	2.6
United Stationers, Inc.	2.5	2.3
TCF Financial Corp.	2.4	2.8
Regis Corp.	2.4	1.5
	27.1
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.2	37.0
Industrials	12.5	13.0
Consumer Discretionary	11.9	10.7
Information Technology	11.6	9.2
Health Care	8.3	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.3%	** Foreign investments	9.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Diversified Consumer Services - 3.4%
Matthews International Corp. Class A	740,187	$ 26,787,368
Regis Corp. (d)(e)	4,045,824	60,080,486
		86,867,854
Household Durables - 4.7%
M.D.C. Holdings, Inc. (d)(e)	2,424,300	54,813,423
Meritage Homes Corp. (a)	1,536,160	33,565,096
Ryland Group, Inc. (d)	2,153,837	31,726,019
		120,104,538
Specialty Retail - 3.3%
Asbury Automotive Group, Inc. (a)	1,465,159	31,544,873
Ascena Retail Group, Inc. (a)	960,700	31,049,824
Tsutsumi Jewelry Co. Ltd.	791,400	20,081,910
		82,676,607
TOTAL CONSUMER DISCRETIONARY		289,648,999
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.4%
Ingles Markets, Inc. Class A (e)	664,024	10,225,970
Food Products - 2.5%
Chiquita Brands International, Inc. (a)	2,070,900	24,519,456
Dean Foods Co. (a)	3,500,000	38,570,000
		63,089,456
TOTAL CONSUMER STAPLES		73,315,426
ENERGY - 6.2%
Energy Equipment & Services - 2.8%
Superior Energy Services, Inc. (a)	1,741,700	72,263,133
Oil, Gas & Consumable Fuels - 3.4%
Berry Petroleum Co. Class A	1,500,000	86,025,000
TOTAL ENERGY		158,288,133
FINANCIALS - 34.4%
Capital Markets - 2.6%
Knight Capital Group, Inc. Class A (a)	2,029,826	22,957,332
Waddell & Reed Financial, Inc. Class A	1,210,000	44,407,000
		67,364,332
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 10.8%
Associated Banc-Corp.	3,832,650	$ 52,315,673
CapitalSource, Inc.	6,515,270	42,088,644
City National Corp.	784,900	42,133,432
National Penn Bancshares, Inc.	3,766,604	30,283,496
PacWest Bancorp (e)	1,857,600	36,873,360
TCF Financial Corp. (d)	4,855,800	61,765,776
Western Liberty Bancorp (a)(e)	2,400,000	7,248,000
		272,708,381
Insurance - 7.2%
Alterra Capital Holdings Ltd.	2,357,411	51,367,986
Aspen Insurance Holdings Ltd.	1,320,200	34,193,180
Platinum Underwriters Holdings Ltd.	1,576,975	54,169,091
ProAssurance Corp. (a)	600,000	41,790,000
		181,520,257
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc.	219,100	17,966,200
American Assets Trust, Inc.	225,200	4,952,148
DCT Industrial Trust, Inc. (d)(e)	13,830,586	74,961,776
Franklin Street Properties Corp. (d)	3,160,000	39,847,600
Highwoods Properties, Inc. (SBI) (d)	1,940,330	66,805,562
National Retail Properties, Inc. (d)	1,240,000	31,111,600
		235,644,886
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,818,152	56,131,471
Washington Federal, Inc.	3,486,175	58,951,219
		115,082,690
TOTAL FINANCIALS		872,320,546
HEALTH CARE - 8.3%
Health Care Providers & Services - 8.3%
Centene Corp. (a)	1,324,832	43,467,738
Chemed Corp.	510,200	31,025,262
MEDNAX, Inc. (a)	981,500	66,899,040
Providence Service Corp. (a)(e)	1,016,495	12,045,466
Team Health Holdings, Inc. (a)	2,565,700	56,471,057
		209,908,563
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 12.5%
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	2,420,000	$ 20,739,400
HNI Corp. (d)(e)	2,349,671	49,131,621
Knoll, Inc.	1,412,898	25,785,389
United Stationers, Inc.	1,980,800	63,563,872
		159,220,282
Machinery - 2.3%
Blount International, Inc. (a)(e)	2,604,723	43,316,543
Columbus McKinnon Corp. (NY Shares) (a)	960,000	15,792,000
		59,108,543
Trading Companies & Distributors - 3.9%
H&E Equipment Services, Inc. (a)(e)	2,439,408	29,272,896
WESCO International, Inc. (a)	1,350,000	68,431,500
		97,704,396
TOTAL INDUSTRIALS		316,033,221
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	36,369,577
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,753,100	51,070,005
Macnica, Inc.	677,400	16,168,178
Ryoyo Electro Corp. (e)	1,972,700	19,684,709
SYNNEX Corp. (a)	675,710	19,136,107
Tech Data Corp. (a)	1,189,600	55,518,632
		161,577,631
Internet Software & Services - 1.8%
DealerTrack Holdings, Inc. (a)	1,083,804	25,133,415
j2 Global Communications, Inc.	730,149	19,524,184
		44,657,599
Semiconductors & Semiconductor Equipment - 0.6%
Miraial Co. Ltd. (e)	720,200	15,046,860
Software - 1.4%
Monotype Imaging Holdings, Inc. (a)(e)	2,583,700	35,396,690
TOTAL INFORMATION TECHNOLOGY		293,048,357
Common Stocks - continued
	Shares	Value
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	834,380	$ 47,926,787
Haynes International, Inc. (e)	675,317	42,301,857
RTI International Metals, Inc. (a)	870,997	27,932,874
		118,161,518
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc. (d)	2,160,000	55,749,600
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	42,174,580
UGI Corp.	2,150,000	65,145,000
		107,319,580
TOTAL UTILITIES		163,069,180
TOTAL COMMON STOCKS (Cost $2,112,389,704)		2,493,793,943
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,006,400
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	19,953,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		31,960,312
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	13,763,496	$ 13,763,496
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	102,468,175	102,468,175
TOTAL MONEY MARKET FUNDS (Cost $116,231,671)		116,231,671
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $2,248,976,145)		2,641,985,926
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(108,404,928)
NET ASSETS - 100%		$ 2,533,580,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,932
Fidelity Securities Lending Cash Central Fund	121,080
Total	$ 142,012
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 22,027,864	$ 1,922,616	$ 12,330,836	$ -	$ -
Blount International, Inc.	27,740,300	-	-	-	43,316,543
Columbus McKinnon Corp. (NY Shares)	-	19,267,200	-	-	-
DCT Industrial Trust, Inc.	46,900,000	19,790,290	-	1,656,573	74,961,776
H&E Equipment Services, Inc.	30,357,850	-	20,687,104	-	29,272,896
Haynes International, Inc.	-	33,108,436	-	183,909	42,301,857
HNI Corp.	55,547,499	5,138,794	-	2,048,207	49,131,621
Ingles Markets, Inc. Class A	13,634,514	-	3,506,026	475,816	10,225,970
M.D.C. Holdings, Inc.	35,651,616	32,061,128	-	1,524,300	54,813,423
Miraial Co. Ltd.	15,372,473	3,618,630	-	502,071	15,046,860
Monotype Imaging Holdings, Inc.	11,299,816	12,600,234	-	-	35,396,690
PacWest Bancorp	37,552,606	1,164,578	-	73,220	36,873,360
Providence Service Corp.	14,637,528	-	-	-	12,045,466
Regis Corp.	41,819,783	36,022,139	15,089,522	575,173	60,080,486
RTI International Metals, Inc.	48,035,903	-	23,272,802	-	-
Ryoyo Electro Corp.	18,932,046	2,120,893	-	687,612	19,684,709
TradeStation Group, Inc.	13,178,039	-	19,917,635	-	-
Western Liberty Bancorp	14,976,000	-	-	-	7,248,000
Total	$ 447,663,837	$ 166,814,938	$ 94,803,925	$ 7,726,881	$ 490,399,657
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $99,483,856) - See accompanying schedule: Unaffiliated issuers (cost $1,664,327,198)	$ 2,035,354,598
Fidelity Central Funds (cost $116,231,671)	116,231,671
Other affiliated issuers (cost $468,417,276)	490,399,657
Total Investments (cost $2,248,976,145)		$ 2,641,985,926
Receivable for investments sold		174,323
Receivable for fund shares sold		3,317,218
Dividends receivable		2,265,074
Distributions receivable from Fidelity Central Funds		10,990
Other receivables		49,926
Total assets		2,647,803,457

Liabilities
Payable for investments purchased	$ 1,298,673
Payable for fund shares redeemed	7,914,722
Accrued management fee	1,855,015
Distribution and service plan fees payable	103,978
Other affiliated payables	528,715
Other payables and accrued expenses	53,181
Collateral on securities loaned, at value	102,468,175
Total liabilities		114,222,459

Net Assets		$ 2,533,580,998
Net Assets consist of:
Paid in capital		$ 2,012,724,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		127,839,572
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,017,324
Net Assets		$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($140,706,656 ÷ 9,092,403 shares)	$ 15.48

Maximum offering price per share (100/94.25 of $15.48)	$ 16.42
Class T: Net Asset Value and redemption price per share ($55,845,206 ÷ 3,640,410 shares)	$ 15.34

Maximum offering price per share (100/96.50 of $15.34)	$ 15.90
Class B: Net Asset Value and offering price per share ($8,548,930 ÷ 569,799 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($47,457,202 ÷ 3,162,480 shares)A	$ 15.01

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,899,804,971 ÷ 121,599,609 shares)	$ 15.62

Class F: Net Asset Value, offering price and redemption price per share ($279,652,893 ÷ 17,875,122 shares)	$ 15.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($101,565,140 ÷ 6,496,759 shares)	$ 15.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $7,726,881 earned from other affiliated issuers)		$ 27,691,950
Special dividends		9,360,000
Interest		82
Income from Fidelity Central Funds		142,012
Total income		37,194,044

Expenses
Management fee Basic fee	$ 17,642,979
Performance adjustment	3,308,761
Transfer agent fees	5,701,385
Distribution and service plan fees	1,163,925
Accounting and security lending fees	761,810
Custodian fees and expenses	41,873
Independent trustees' compensation	13,098
Registration fees	144,204
Audit	59,297
Legal	9,329
Interest	1,171
Miscellaneous	25,364
Total expenses before reductions	28,873,196
Expense reductions	(44,627)	28,828,569
Net investment income (loss)		8,365,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	159,718,329
Other affiliated issuers	(4,266,450)
Foreign currency transactions	29,684
Total net realized gain (loss)		155,481,563
Change in net unrealized appreciation (depreciation) on: Investment securities	203,702,039
Assets and liabilities in foreign currencies	(584)
Total change in net unrealized appreciation (depreciation)		203,701,455
Net gain (loss)		359,183,018
Net increase (decrease) in net assets resulting from operations		$ 367,548,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,365,475	$ 6,962,574
Net realized gain (loss)	155,481,563	188,495,963
Change in net unrealized appreciation (depreciation)	203,701,455	137,333,657
Net increase (decrease) in net assets resulting from operations	367,548,493	332,792,194
Distributions to shareholders from net investment income	(16,151,065)	(6,560,137)
Distributions to shareholders from net realized gain	(20,051,059)	-
Total distributions	(36,202,124)	(6,560,137)
Share transactions - net increase (decrease)	54,629,275	209,101,603
Redemption fees	445,888	534,282
Total increase (decrease) in net assets	386,421,532	535,867,942

Net Assets
Beginning of period	2,147,159,466	1,611,291,524
End of period (including undistributed net investment of $0 and undistributed net investment income of $5,209,766, respectively)	$ 2,533,580,998	$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Income from Investment Operations
Net investment income (loss) C	.01 F	.02 G	.08	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	2.33	(.60)	(1.98)	1.90
Total from investment operations	2.23	2.35	(.52)	(1.99)	1.84
Distributions from net investment income	(.08)	(.03)	(.06)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.67)
Total distributions	(.20)	(.03)	(.17)	(.53)	(.67)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Total Return A,B	16.72%	21.16%	(4.37)%	(14.35)%	14.59%
Ratios to Average Net Assets D,H
Expenses before reductions	1.44%	1.47%	1.45%	1.43%	1.45%
Expenses net of fee waivers, if any	1.43%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.43%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	.06% F	.17% G	.81%	(.05)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,707	$ 96,994	$ 55,029	$ 52,446	$ 61,357
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.01) G	.05	(.04)	(.10)
Net realized and unrealized gain (loss)	2.20	2.31	(.59)	(1.97)	1.90
Total from investment operations	2.17	2.30	(.54)	(2.01)	1.80
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.65)
Total distributions	(.17)	(.01)	(.15)	(.53)	(.65)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Total ReturnA,B	16.36%	20.87%	(4.57)%	(14.58)%	14.34%
Ratios to Average Net Assets D,H
Expenses before reductions	1.70%	1.72%	1.70%	1.68%	1.66%
Expenses net of fee waivers, if any	1.69%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.69%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(.19)% F	(.08)% G	.56%	(.30)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,845	$ 44,091	$ 28,534	$ 32,091	$ 51,518
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.15	2.27	(.59)	(1.96)	1.90
Total from investment operations	2.05	2.20	(.58)	(2.06)	1.73
Distributions from net investment income	(.01)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.13)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Total Return A,B	15.80%	20.22%	(5.05)%	(15.04)%	13.78%
Ratios to Average Net Assets D,H
Expenses before reductions	2.20%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.19%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.69)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,549	$ 9,747	$ 7,153	$ 7,886	$ 12,075
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.17	2.26	(.58)	(1.96)	1.90
Total from investment operations	2.07	2.19	(.57)	(2.06)	1.73
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.14)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Total ReturnA,B	15.91%	20.11%	(4.98)%	(15.04)%	13.77%
Ratios to Average Net Assets D,H
Expenses before reductions	2.18%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.18%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.18%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.68)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,457	$ 37,346	$ 21,345	$ 20,924	$ 34,155
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.05 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.60)	(1.99)	1.91
Total from investment operations	2.29	2.39	(.50)	(1.96)	1.89
Distributions from net investment income	(.10)	(.05)	(.08)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.23)	(.05)	(.19)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Total Return A	17.03%	21.32%	(4.15)%	(14.10)%	14.96%
Ratios to Average Net Assets C,G
Expenses before reductions	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of fee waivers, if any	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of all reductions	1.13%	1.17%	1.20%	1.13%	1.11%
Net investment income (loss)	.37% E	.39% F	1.01%	.22%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01) %.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	2.23	2.34	.94
Total from investment operations	2.32	2.43	.95
Distributions from net investment income	(.14)	(.07)	-
Distributions from net realized gain	(.13)	-	-
Total distributions	(.26) L	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-
Net asset value, end of period	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.88%	.90%	.86%A
Expenses net of all reductions	.88%	.89%	.86%A
Net investment income (loss)	.61% G	.67% H	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.06 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.59)	(1.99)	1.91
Total from investment operations	2.29	2.40	(.49)	(1.96)	1.89
Distributions from net investment income	(.11)	(.06)	(.07)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.24)	(.06)	(.18)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Total Return A	17.02%	21.42%	(4.04)%	(14.10)%	14.99%
Ratios to Average Net Assets C,G
Expenses before reductions	1.10%	1.12%	1.20%	1.13%	1.10%
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.13%	1.10%
Expenses net of all reductions	1.10%	1.12%	1.15%	1.13%	1.10%
Net investment income (loss)	.39% E	.45% F	1.06%	.22%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,565	$ 78,440	$ 10,336	$ 8,584	$ 11,594
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 530,639,044
Gross unrealized depreciation	(140,116,602)
Net unrealized appreciation (depreciation) on securities and other investments	$ 390,522,442

Tax Cost	$ 2,251,463,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 130,326,950
Net unrealized appreciation (depreciation)	$ 390,529,985

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 16,899,273	$ 6,560,137
Long-term Capital Gains	19,302,851	-
Total	$ 36,202,124	$ 6,560,137

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $587,909,809 and $542,085,214, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 320,077	$ 13,128
Class T	.25%	.25%	280,302	522
Class B	.75%	.25%	97,826	73,433
Class C	.75%	.25%	465,720	134,667
			$ 1,163,925	$ 221,750

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,912
Class T	9,625
Class B*	23,049
Class C*	5,402
$ 98,988

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,730.30
Class T	173,683.31
Class B	30,729.31
Class C	139,095.30
Small Cap Value	4,748,341.24
Institutional Class	220,807.22
	$ 5,701,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,259 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,022,450.42%		$ 1,171

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $121,080. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser
Class A	1.40%	$ 9,560
Class T	1.65%	4,801
Class B	2.15%	1,186
Class C	2.15%	3,342
		$ 18,889

* Effective October 1, 2010 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,738 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 602,963	$ 159,193
Class T	175,083	36,920
Class B	8,350	-
Class C	50,685	-
Small Cap Value	13,136,446	6,230,380
Class F	1,502,640	28,266
Institutional Class	674,898	105,378
Total	$ 16,151,065	$ 6,560,137
From net realized gain
Class A	$ 938,086	$ -
Class T	417,804	-
Class B	85,354	-
Class C	362,483	-
Small Cap Value	16,213,209	-
Class F	1,278,822	-
Institutional Class	755,301	-
Total	$ 20,051,059	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,641,222	4,231,111	$ 70,784,911	$ 54,936,600
Reinvestment of distributions	98,821	12,276	1,412,739	146,358
Shares redeemed	(2,860,682)	(1,973,236)	(43,524,578)	(25,421,999)
Net increase (decrease)	1,879,361	2,270,151	$ 28,673,072	$ 29,660,959
Class T
Shares sold	1,830,956	1,449,265	$ 27,619,849	$ 18,793,141
Reinvestment of distributions	40,370	3,030	573,649	35,906
Shares redeemed	(1,537,319)	(727,616)	(23,500,005)	(9,211,959)
Net increase (decrease)	334,007	724,679	$ 4,693,493	$ 9,617,088
Class B
Shares sold	84,331	262,419	$ 1,230,023	$ 3,340,905
Reinvestment of distributions	5,817	-	79,168	-
Shares redeemed	(265,513)	(174,554)	(3,874,627)	(2,189,700)
Net increase (decrease)	(175,365)	87,865	$ (2,565,436)	$ 1,151,205
Class C
Shares sold	1,131,174	1,327,692	$ 16,672,873	$ 17,060,657
Reinvestment of distributions	25,779	-	354,104	-
Shares redeemed	(848,659)	(434,251)	(12,648,504)	(5,448,332)
Net increase (decrease)	308,294	893,441	$ 4,378,473	$ 11,612,325
Small Cap Value
Shares sold	35,677,635	45,122,251	$ 541,990,483	$ 585,925,779
Reinvestment of distributions	1,987,755	507,903	28,460,668	6,101,827
Shares redeemed	(46,640,533)	(47,781,912)	(708,788,001)	(605,149,428)
Net increase (decrease)	(8,975,143)	(2,151,758)	$ (138,336,850)	$ (13,121,822)
Class F
Shares sold	11,644,633	8,411,513	$ 177,097,711	$ 109,778,609
Reinvestment of distributions	192,943	2,350	2,781,462	28,266
Shares redeemed	(2,052,505)	(337,999)	(32,200,197)	(4,618,215)
Net increase (decrease)	9,785,071	8,075,864	$ 147,678,976	$ 105,188,660
Institutional Class
Shares sold	4,417,342	5,522,070	$ 67,359,213	$ 73,692,691
Reinvestment of distributions	90,435	7,512	1,288,856	90,344
Shares redeemed	(3,788,938)	(671,565)	(58,540,522)	(8,789,847)
Net increase (decrease)	718,839	4,858,017	$ 10,107,547	$ 64,993,188

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds® and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Small Cap Value	09/12/2011	09/09/2011	$0.815

Small Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $147,340,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCV-UANN-0911
1.803705.106

Fidelity®

Small Cap Value

Fund
Class F

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class F B	17.31%	6.21%	9.46%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Small Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Class F shares returned 17.31%, versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.44%
Actual		$ 1,000.00	$ 992.30	$ 7.11
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class T	1.69%
Actual		$ 1,000.00	$ 991.00	$ 8.34
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.20%
Actual		$ 1,000.00	$ 988.10	$ 10.84
HypotheticalA		$ 1,000.00	$ 1,013.88	$ 10.99
Class C	2.18%
Actual		$ 1,000.00	$ 988.80	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,013.98	$ 10.89
Small Cap Value	1.11%
Actual		$ 1,000.00	$ 993.60	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class F	.88%
Actual		$ 1,000.00	$ 994.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	1.10%
Actual		$ 1,000.00	$ 993.60	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Berry Petroleum Co. Class A	3.4	3.4
DCT Industrial Trust, Inc.	3.0	2.7
Superior Energy Services, Inc.	2.8	3.3
WESCO International, Inc.	2.7	3.3
MEDNAX, Inc.	2.7	1.8
Highwoods Properties, Inc. (SBI)	2.6	2.4
UGI Corp.	2.6	2.6
United Stationers, Inc.	2.5	2.3
TCF Financial Corp.	2.4	2.8
Regis Corp.	2.4	1.5
	27.1
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.2	37.0
Industrials	12.5	13.0
Consumer Discretionary	11.9	10.7
Information Technology	11.6	9.2
Health Care	8.3	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.3%	** Foreign investments	9.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Diversified Consumer Services - 3.4%
Matthews International Corp. Class A	740,187	$ 26,787,368
Regis Corp. (d)(e)	4,045,824	60,080,486
		86,867,854
Household Durables - 4.7%
M.D.C. Holdings, Inc. (d)(e)	2,424,300	54,813,423
Meritage Homes Corp. (a)	1,536,160	33,565,096
Ryland Group, Inc. (d)	2,153,837	31,726,019
		120,104,538
Specialty Retail - 3.3%
Asbury Automotive Group, Inc. (a)	1,465,159	31,544,873
Ascena Retail Group, Inc. (a)	960,700	31,049,824
Tsutsumi Jewelry Co. Ltd.	791,400	20,081,910
		82,676,607
TOTAL CONSUMER DISCRETIONARY		289,648,999
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.4%
Ingles Markets, Inc. Class A (e)	664,024	10,225,970
Food Products - 2.5%
Chiquita Brands International, Inc. (a)	2,070,900	24,519,456
Dean Foods Co. (a)	3,500,000	38,570,000
		63,089,456
TOTAL CONSUMER STAPLES		73,315,426
ENERGY - 6.2%
Energy Equipment & Services - 2.8%
Superior Energy Services, Inc. (a)	1,741,700	72,263,133
Oil, Gas & Consumable Fuels - 3.4%
Berry Petroleum Co. Class A	1,500,000	86,025,000
TOTAL ENERGY		158,288,133
FINANCIALS - 34.4%
Capital Markets - 2.6%
Knight Capital Group, Inc. Class A (a)	2,029,826	22,957,332
Waddell & Reed Financial, Inc. Class A	1,210,000	44,407,000
		67,364,332
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 10.8%
Associated Banc-Corp.	3,832,650	$ 52,315,673
CapitalSource, Inc.	6,515,270	42,088,644
City National Corp.	784,900	42,133,432
National Penn Bancshares, Inc.	3,766,604	30,283,496
PacWest Bancorp (e)	1,857,600	36,873,360
TCF Financial Corp. (d)	4,855,800	61,765,776
Western Liberty Bancorp (a)(e)	2,400,000	7,248,000
		272,708,381
Insurance - 7.2%
Alterra Capital Holdings Ltd.	2,357,411	51,367,986
Aspen Insurance Holdings Ltd.	1,320,200	34,193,180
Platinum Underwriters Holdings Ltd.	1,576,975	54,169,091
ProAssurance Corp. (a)	600,000	41,790,000
		181,520,257
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc.	219,100	17,966,200
American Assets Trust, Inc.	225,200	4,952,148
DCT Industrial Trust, Inc. (d)(e)	13,830,586	74,961,776
Franklin Street Properties Corp. (d)	3,160,000	39,847,600
Highwoods Properties, Inc. (SBI) (d)	1,940,330	66,805,562
National Retail Properties, Inc. (d)	1,240,000	31,111,600
		235,644,886
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,818,152	56,131,471
Washington Federal, Inc.	3,486,175	58,951,219
		115,082,690
TOTAL FINANCIALS		872,320,546
HEALTH CARE - 8.3%
Health Care Providers & Services - 8.3%
Centene Corp. (a)	1,324,832	43,467,738
Chemed Corp.	510,200	31,025,262
MEDNAX, Inc. (a)	981,500	66,899,040
Providence Service Corp. (a)(e)	1,016,495	12,045,466
Team Health Holdings, Inc. (a)	2,565,700	56,471,057
		209,908,563
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 12.5%
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	2,420,000	$ 20,739,400
HNI Corp. (d)(e)	2,349,671	49,131,621
Knoll, Inc.	1,412,898	25,785,389
United Stationers, Inc.	1,980,800	63,563,872
		159,220,282
Machinery - 2.3%
Blount International, Inc. (a)(e)	2,604,723	43,316,543
Columbus McKinnon Corp. (NY Shares) (a)	960,000	15,792,000
		59,108,543
Trading Companies & Distributors - 3.9%
H&E Equipment Services, Inc. (a)(e)	2,439,408	29,272,896
WESCO International, Inc. (a)	1,350,000	68,431,500
		97,704,396
TOTAL INDUSTRIALS		316,033,221
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	36,369,577
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,753,100	51,070,005
Macnica, Inc.	677,400	16,168,178
Ryoyo Electro Corp. (e)	1,972,700	19,684,709
SYNNEX Corp. (a)	675,710	19,136,107
Tech Data Corp. (a)	1,189,600	55,518,632
		161,577,631
Internet Software & Services - 1.8%
DealerTrack Holdings, Inc. (a)	1,083,804	25,133,415
j2 Global Communications, Inc.	730,149	19,524,184
		44,657,599
Semiconductors & Semiconductor Equipment - 0.6%
Miraial Co. Ltd. (e)	720,200	15,046,860
Software - 1.4%
Monotype Imaging Holdings, Inc. (a)(e)	2,583,700	35,396,690
TOTAL INFORMATION TECHNOLOGY		293,048,357
Common Stocks - continued
	Shares	Value
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	834,380	$ 47,926,787
Haynes International, Inc. (e)	675,317	42,301,857
RTI International Metals, Inc. (a)	870,997	27,932,874
		118,161,518
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc. (d)	2,160,000	55,749,600
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	42,174,580
UGI Corp.	2,150,000	65,145,000
		107,319,580
TOTAL UTILITIES		163,069,180
TOTAL COMMON STOCKS (Cost $2,112,389,704)		2,493,793,943
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,006,400
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	19,953,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		31,960,312
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	13,763,496	$ 13,763,496
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	102,468,175	102,468,175
TOTAL MONEY MARKET FUNDS (Cost $116,231,671)		116,231,671
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $2,248,976,145)		2,641,985,926
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(108,404,928)
NET ASSETS - 100%		$ 2,533,580,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,932
Fidelity Securities Lending Cash Central Fund	121,080
Total	$ 142,012
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 22,027,864	$ 1,922,616	$ 12,330,836	$ -	$ -
Blount International, Inc.	27,740,300	-	-	-	43,316,543
Columbus McKinnon Corp. (NY Shares)	-	19,267,200	-	-	-
DCT Industrial Trust, Inc.	46,900,000	19,790,290	-	1,656,573	74,961,776
H&E Equipment Services, Inc.	30,357,850	-	20,687,104	-	29,272,896
Haynes International, Inc.	-	33,108,436	-	183,909	42,301,857
HNI Corp.	55,547,499	5,138,794	-	2,048,207	49,131,621
Ingles Markets, Inc. Class A	13,634,514	-	3,506,026	475,816	10,225,970
M.D.C. Holdings, Inc.	35,651,616	32,061,128	-	1,524,300	54,813,423
Miraial Co. Ltd.	15,372,473	3,618,630	-	502,071	15,046,860
Monotype Imaging Holdings, Inc.	11,299,816	12,600,234	-	-	35,396,690
PacWest Bancorp	37,552,606	1,164,578	-	73,220	36,873,360
Providence Service Corp.	14,637,528	-	-	-	12,045,466
Regis Corp.	41,819,783	36,022,139	15,089,522	575,173	60,080,486
RTI International Metals, Inc.	48,035,903	-	23,272,802	-	-
Ryoyo Electro Corp.	18,932,046	2,120,893	-	687,612	19,684,709
TradeStation Group, Inc.	13,178,039	-	19,917,635	-	-
Western Liberty Bancorp	14,976,000	-	-	-	7,248,000
Total	$ 447,663,837	$ 166,814,938	$ 94,803,925	$ 7,726,881	$ 490,399,657
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $99,483,856) - See accompanying schedule: Unaffiliated issuers (cost $1,664,327,198)	$ 2,035,354,598
Fidelity Central Funds (cost $116,231,671)	116,231,671
Other affiliated issuers (cost $468,417,276)	490,399,657
Total Investments (cost $2,248,976,145)		$ 2,641,985,926
Receivable for investments sold		174,323
Receivable for fund shares sold		3,317,218
Dividends receivable		2,265,074
Distributions receivable from Fidelity Central Funds		10,990
Other receivables		49,926
Total assets		2,647,803,457

Liabilities
Payable for investments purchased	$ 1,298,673
Payable for fund shares redeemed	7,914,722
Accrued management fee	1,855,015
Distribution and service plan fees payable	103,978
Other affiliated payables	528,715
Other payables and accrued expenses	53,181
Collateral on securities loaned, at value	102,468,175
Total liabilities		114,222,459

Net Assets		$ 2,533,580,998
Net Assets consist of:
Paid in capital		$ 2,012,724,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		127,839,572
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,017,324
Net Assets		$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($140,706,656 ÷ 9,092,403 shares)	$ 15.48

Maximum offering price per share (100/94.25 of $15.48)	$ 16.42
Class T: Net Asset Value and redemption price per share ($55,845,206 ÷ 3,640,410 shares)	$ 15.34

Maximum offering price per share (100/96.50 of $15.34)	$ 15.90
Class B: Net Asset Value and offering price per share ($8,548,930 ÷ 569,799 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($47,457,202 ÷ 3,162,480 shares)A	$ 15.01

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,899,804,971 ÷ 121,599,609 shares)	$ 15.62

Class F: Net Asset Value, offering price and redemption price per share ($279,652,893 ÷ 17,875,122 shares)	$ 15.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($101,565,140 ÷ 6,496,759 shares)	$ 15.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $7,726,881 earned from other affiliated issuers)		$ 27,691,950
Special dividends		9,360,000
Interest		82
Income from Fidelity Central Funds		142,012
Total income		37,194,044

Expenses
Management fee Basic fee	$ 17,642,979
Performance adjustment	3,308,761
Transfer agent fees	5,701,385
Distribution and service plan fees	1,163,925
Accounting and security lending fees	761,810
Custodian fees and expenses	41,873
Independent trustees' compensation	13,098
Registration fees	144,204
Audit	59,297
Legal	9,329
Interest	1,171
Miscellaneous	25,364
Total expenses before reductions	28,873,196
Expense reductions	(44,627)	28,828,569
Net investment income (loss)		8,365,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	159,718,329
Other affiliated issuers	(4,266,450)
Foreign currency transactions	29,684
Total net realized gain (loss)		155,481,563
Change in net unrealized appreciation (depreciation) on: Investment securities	203,702,039
Assets and liabilities in foreign currencies	(584)
Total change in net unrealized appreciation (depreciation)		203,701,455
Net gain (loss)		359,183,018
Net increase (decrease) in net assets resulting from operations		$ 367,548,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,365,475	$ 6,962,574
Net realized gain (loss)	155,481,563	188,495,963
Change in net unrealized appreciation (depreciation)	203,701,455	137,333,657
Net increase (decrease) in net assets resulting from operations	367,548,493	332,792,194
Distributions to shareholders from net investment income	(16,151,065)	(6,560,137)
Distributions to shareholders from net realized gain	(20,051,059)	-
Total distributions	(36,202,124)	(6,560,137)
Share transactions - net increase (decrease)	54,629,275	209,101,603
Redemption fees	445,888	534,282
Total increase (decrease) in net assets	386,421,532	535,867,942

Net Assets
Beginning of period	2,147,159,466	1,611,291,524
End of period (including undistributed net investment of $0 and undistributed net investment income of $5,209,766, respectively)	$ 2,533,580,998	$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Income from Investment Operations
Net investment income (loss) C	.01 F	.02 G	.08	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	2.33	(.60)	(1.98)	1.90
Total from investment operations	2.23	2.35	(.52)	(1.99)	1.84
Distributions from net investment income	(.08)	(.03)	(.06)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.67)
Total distributions	(.20)	(.03)	(.17)	(.53)	(.67)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Total Return A,B	16.72%	21.16%	(4.37)%	(14.35)%	14.59%
Ratios to Average Net Assets D,H
Expenses before reductions	1.44%	1.47%	1.45%	1.43%	1.45%
Expenses net of fee waivers, if any	1.43%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.43%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	.06% F	.17% G	.81%	(.05)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,707	$ 96,994	$ 55,029	$ 52,446	$ 61,357
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.01) G	.05	(.04)	(.10)
Net realized and unrealized gain (loss)	2.20	2.31	(.59)	(1.97)	1.90
Total from investment operations	2.17	2.30	(.54)	(2.01)	1.80
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.65)
Total distributions	(.17)	(.01)	(.15)	(.53)	(.65)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Total ReturnA,B	16.36%	20.87%	(4.57)%	(14.58)%	14.34%
Ratios to Average Net Assets D,H
Expenses before reductions	1.70%	1.72%	1.70%	1.68%	1.66%
Expenses net of fee waivers, if any	1.69%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.69%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(.19)% F	(.08)% G	.56%	(.30)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,845	$ 44,091	$ 28,534	$ 32,091	$ 51,518
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.15	2.27	(.59)	(1.96)	1.90
Total from investment operations	2.05	2.20	(.58)	(2.06)	1.73
Distributions from net investment income	(.01)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.13)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Total Return A,B	15.80%	20.22%	(5.05)%	(15.04)%	13.78%
Ratios to Average Net Assets D,H
Expenses before reductions	2.20%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.19%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.69)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,549	$ 9,747	$ 7,153	$ 7,886	$ 12,075
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.17	2.26	(.58)	(1.96)	1.90
Total from investment operations	2.07	2.19	(.57)	(2.06)	1.73
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.14)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Total ReturnA,B	15.91%	20.11%	(4.98)%	(15.04)%	13.77%
Ratios to Average Net Assets D,H
Expenses before reductions	2.18%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.18%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.18%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.68)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,457	$ 37,346	$ 21,345	$ 20,924	$ 34,155
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.05 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.60)	(1.99)	1.91
Total from investment operations	2.29	2.39	(.50)	(1.96)	1.89
Distributions from net investment income	(.10)	(.05)	(.08)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.23)	(.05)	(.19)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Total Return A	17.03%	21.32%	(4.15)%	(14.10)%	14.96%
Ratios to Average Net Assets C,G
Expenses before reductions	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of fee waivers, if any	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of all reductions	1.13%	1.17%	1.20%	1.13%	1.11%
Net investment income (loss)	.37% E	.39% F	1.01%	.22%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01) %.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	2.23	2.34	.94
Total from investment operations	2.32	2.43	.95
Distributions from net investment income	(.14)	(.07)	-
Distributions from net realized gain	(.13)	-	-
Total distributions	(.26) L	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-
Net asset value, end of period	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.88%	.90%	.86%A
Expenses net of all reductions	.88%	.89%	.86%A
Net investment income (loss)	.61% G	.67% H	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.06 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.59)	(1.99)	1.91
Total from investment operations	2.29	2.40	(.49)	(1.96)	1.89
Distributions from net investment income	(.11)	(.06)	(.07)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.24)	(.06)	(.18)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Total Return A	17.02%	21.42%	(4.04)%	(14.10)%	14.99%
Ratios to Average Net Assets C,G
Expenses before reductions	1.10%	1.12%	1.20%	1.13%	1.10%
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.13%	1.10%
Expenses net of all reductions	1.10%	1.12%	1.15%	1.13%	1.10%
Net investment income (loss)	.39% E	.45% F	1.06%	.22%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,565	$ 78,440	$ 10,336	$ 8,584	$ 11,594
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 530,639,044
Gross unrealized depreciation	(140,116,602)
Net unrealized appreciation (depreciation) on securities and other investments	$ 390,522,442

Tax Cost	$ 2,251,463,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 130,326,950
Net unrealized appreciation (depreciation)	$ 390,529,985

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 16,899,273	$ 6,560,137
Long-term Capital Gains	19,302,851	-
Total	$ 36,202,124	$ 6,560,137

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $587,909,809 and $542,085,214, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 320,077	$ 13,128
Class T	.25%	.25%	280,302	522
Class B	.75%	.25%	97,826	73,433
Class C	.75%	.25%	465,720	134,667
			$ 1,163,925	$ 221,750

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,912
Class T	9,625
Class B*	23,049
Class C*	5,402
$ 98,988

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,730.30
Class T	173,683.31
Class B	30,729.31
Class C	139,095.30
Small Cap Value	4,748,341.24
Institutional Class	220,807.22
	$ 5,701,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,259 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,022,450.42%		$ 1,171

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $121,080. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser
Class A	1.40%	$ 9,560
Class T	1.65%	4,801
Class B	2.15%	1,186
Class C	2.15%	3,342
		$ 18,889

* Effective October 1, 2010 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,738 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 602,963	$ 159,193
Class T	175,083	36,920
Class B	8,350	-
Class C	50,685	-
Small Cap Value	13,136,446	6,230,380
Class F	1,502,640	28,266
Institutional Class	674,898	105,378
Total	$ 16,151,065	$ 6,560,137
From net realized gain
Class A	$ 938,086	$ -
Class T	417,804	-
Class B	85,354	-
Class C	362,483	-
Small Cap Value	16,213,209	-
Class F	1,278,822	-
Institutional Class	755,301	-
Total	$ 20,051,059	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,641,222	4,231,111	$ 70,784,911	$ 54,936,600
Reinvestment of distributions	98,821	12,276	1,412,739	146,358
Shares redeemed	(2,860,682)	(1,973,236)	(43,524,578)	(25,421,999)
Net increase (decrease)	1,879,361	2,270,151	$ 28,673,072	$ 29,660,959
Class T
Shares sold	1,830,956	1,449,265	$ 27,619,849	$ 18,793,141
Reinvestment of distributions	40,370	3,030	573,649	35,906
Shares redeemed	(1,537,319)	(727,616)	(23,500,005)	(9,211,959)
Net increase (decrease)	334,007	724,679	$ 4,693,493	$ 9,617,088
Class B
Shares sold	84,331	262,419	$ 1,230,023	$ 3,340,905
Reinvestment of distributions	5,817	-	79,168	-
Shares redeemed	(265,513)	(174,554)	(3,874,627)	(2,189,700)
Net increase (decrease)	(175,365)	87,865	$ (2,565,436)	$ 1,151,205
Class C
Shares sold	1,131,174	1,327,692	$ 16,672,873	$ 17,060,657
Reinvestment of distributions	25,779	-	354,104	-
Shares redeemed	(848,659)	(434,251)	(12,648,504)	(5,448,332)
Net increase (decrease)	308,294	893,441	$ 4,378,473	$ 11,612,325
Small Cap Value
Shares sold	35,677,635	45,122,251	$ 541,990,483	$ 585,925,779
Reinvestment of distributions	1,987,755	507,903	28,460,668	6,101,827
Shares redeemed	(46,640,533)	(47,781,912)	(708,788,001)	(605,149,428)
Net increase (decrease)	(8,975,143)	(2,151,758)	$ (138,336,850)	$ (13,121,822)
Class F
Shares sold	11,644,633	8,411,513	$ 177,097,711	$ 109,778,609
Reinvestment of distributions	192,943	2,350	2,781,462	28,266
Shares redeemed	(2,052,505)	(337,999)	(32,200,197)	(4,618,215)
Net increase (decrease)	9,785,071	8,075,864	$ 147,678,976	$ 105,188,660
Institutional Class
Shares sold	4,417,342	5,522,070	$ 67,359,213	$ 73,692,691
Reinvestment of distributions	90,435	7,512	1,288,856	90,344
Shares redeemed	(3,788,938)	(671,565)	(58,540,522)	(8,789,847)
Net increase (decrease)	718,839	4,858,017	$ 10,107,547	$ 64,993,188

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds® and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
F Class	09/12/2011	09/09/2011	$0.815

F Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

F Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $147,340,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCV-F-ANN-0911
1.891896.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	10.00%	4.58%	8.13%
Class T (incl. 3.50% sales charge)	12.29%	4.81%	8.24%
Class B (incl. contingent deferred sales charge) B	10.80%	4.69%	8.26%
Class C (incl. contingent deferred sales charge) C	14.91%	5.04%	8.27%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.72%, 16.36%, 15.80% and 15.91%, respectively (excluding sales charges), versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Institutional Class shares returned 17.02%, versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.44%
Actual		$ 1,000.00	$ 992.30	$ 7.11
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class T	1.69%
Actual		$ 1,000.00	$ 991.00	$ 8.34
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.20%
Actual		$ 1,000.00	$ 988.10	$ 10.84
HypotheticalA		$ 1,000.00	$ 1,013.88	$ 10.99
Class C	2.18%
Actual		$ 1,000.00	$ 988.80	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,013.98	$ 10.89
Small Cap Value	1.11%
Actual		$ 1,000.00	$ 993.60	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class F	.88%
Actual		$ 1,000.00	$ 994.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	1.10%
Actual		$ 1,000.00	$ 993.60	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Berry Petroleum Co. Class A	3.4	3.4
DCT Industrial Trust, Inc.	3.0	2.7
Superior Energy Services, Inc.	2.8	3.3
WESCO International, Inc.	2.7	3.3
MEDNAX, Inc.	2.7	1.8
Highwoods Properties, Inc. (SBI)	2.6	2.4
UGI Corp.	2.6	2.6
United Stationers, Inc.	2.5	2.3
TCF Financial Corp.	2.4	2.8
Regis Corp.	2.4	1.5
	27.1
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.2	37.0
Industrials	12.5	13.0
Consumer Discretionary	11.9	10.7
Information Technology	11.6	9.2
Health Care	8.3	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.3%	** Foreign investments	9.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Diversified Consumer Services - 3.4%
Matthews International Corp. Class A	740,187	$ 26,787,368
Regis Corp. (d)(e)	4,045,824	60,080,486
		86,867,854
Household Durables - 4.7%
M.D.C. Holdings, Inc. (d)(e)	2,424,300	54,813,423
Meritage Homes Corp. (a)	1,536,160	33,565,096
Ryland Group, Inc. (d)	2,153,837	31,726,019
		120,104,538
Specialty Retail - 3.3%
Asbury Automotive Group, Inc. (a)	1,465,159	31,544,873
Ascena Retail Group, Inc. (a)	960,700	31,049,824
Tsutsumi Jewelry Co. Ltd.	791,400	20,081,910
		82,676,607
TOTAL CONSUMER DISCRETIONARY		289,648,999
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.4%
Ingles Markets, Inc. Class A (e)	664,024	10,225,970
Food Products - 2.5%
Chiquita Brands International, Inc. (a)	2,070,900	24,519,456
Dean Foods Co. (a)	3,500,000	38,570,000
		63,089,456
TOTAL CONSUMER STAPLES		73,315,426
ENERGY - 6.2%
Energy Equipment & Services - 2.8%
Superior Energy Services, Inc. (a)	1,741,700	72,263,133
Oil, Gas & Consumable Fuels - 3.4%
Berry Petroleum Co. Class A	1,500,000	86,025,000
TOTAL ENERGY		158,288,133
FINANCIALS - 34.4%
Capital Markets - 2.6%
Knight Capital Group, Inc. Class A (a)	2,029,826	22,957,332
Waddell & Reed Financial, Inc. Class A	1,210,000	44,407,000
		67,364,332
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 10.8%
Associated Banc-Corp.	3,832,650	$ 52,315,673
CapitalSource, Inc.	6,515,270	42,088,644
City National Corp.	784,900	42,133,432
National Penn Bancshares, Inc.	3,766,604	30,283,496
PacWest Bancorp (e)	1,857,600	36,873,360
TCF Financial Corp. (d)	4,855,800	61,765,776
Western Liberty Bancorp (a)(e)	2,400,000	7,248,000
		272,708,381
Insurance - 7.2%
Alterra Capital Holdings Ltd.	2,357,411	51,367,986
Aspen Insurance Holdings Ltd.	1,320,200	34,193,180
Platinum Underwriters Holdings Ltd.	1,576,975	54,169,091
ProAssurance Corp. (a)	600,000	41,790,000
		181,520,257
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc.	219,100	17,966,200
American Assets Trust, Inc.	225,200	4,952,148
DCT Industrial Trust, Inc. (d)(e)	13,830,586	74,961,776
Franklin Street Properties Corp. (d)	3,160,000	39,847,600
Highwoods Properties, Inc. (SBI) (d)	1,940,330	66,805,562
National Retail Properties, Inc. (d)	1,240,000	31,111,600
		235,644,886
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,818,152	56,131,471
Washington Federal, Inc.	3,486,175	58,951,219
		115,082,690
TOTAL FINANCIALS		872,320,546
HEALTH CARE - 8.3%
Health Care Providers & Services - 8.3%
Centene Corp. (a)	1,324,832	43,467,738
Chemed Corp.	510,200	31,025,262
MEDNAX, Inc. (a)	981,500	66,899,040
Providence Service Corp. (a)(e)	1,016,495	12,045,466
Team Health Holdings, Inc. (a)	2,565,700	56,471,057
		209,908,563
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 12.5%
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	2,420,000	$ 20,739,400
HNI Corp. (d)(e)	2,349,671	49,131,621
Knoll, Inc.	1,412,898	25,785,389
United Stationers, Inc.	1,980,800	63,563,872
		159,220,282
Machinery - 2.3%
Blount International, Inc. (a)(e)	2,604,723	43,316,543
Columbus McKinnon Corp. (NY Shares) (a)	960,000	15,792,000
		59,108,543
Trading Companies & Distributors - 3.9%
H&E Equipment Services, Inc. (a)(e)	2,439,408	29,272,896
WESCO International, Inc. (a)	1,350,000	68,431,500
		97,704,396
TOTAL INDUSTRIALS		316,033,221
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	36,369,577
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,753,100	51,070,005
Macnica, Inc.	677,400	16,168,178
Ryoyo Electro Corp. (e)	1,972,700	19,684,709
SYNNEX Corp. (a)	675,710	19,136,107
Tech Data Corp. (a)	1,189,600	55,518,632
		161,577,631
Internet Software & Services - 1.8%
DealerTrack Holdings, Inc. (a)	1,083,804	25,133,415
j2 Global Communications, Inc.	730,149	19,524,184
		44,657,599
Semiconductors & Semiconductor Equipment - 0.6%
Miraial Co. Ltd. (e)	720,200	15,046,860
Software - 1.4%
Monotype Imaging Holdings, Inc. (a)(e)	2,583,700	35,396,690
TOTAL INFORMATION TECHNOLOGY		293,048,357
Common Stocks - continued
	Shares	Value
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	834,380	$ 47,926,787
Haynes International, Inc. (e)	675,317	42,301,857
RTI International Metals, Inc. (a)	870,997	27,932,874
		118,161,518
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc. (d)	2,160,000	55,749,600
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	42,174,580
UGI Corp.	2,150,000	65,145,000
		107,319,580
TOTAL UTILITIES		163,069,180
TOTAL COMMON STOCKS (Cost $2,112,389,704)		2,493,793,943
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,006,400
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	19,953,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		31,960,312
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	13,763,496	$ 13,763,496
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	102,468,175	102,468,175
TOTAL MONEY MARKET FUNDS (Cost $116,231,671)		116,231,671
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $2,248,976,145)		2,641,985,926
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(108,404,928)
NET ASSETS - 100%		$ 2,533,580,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,932
Fidelity Securities Lending Cash Central Fund	121,080
Total	$ 142,012
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 22,027,864	$ 1,922,616	$ 12,330,836	$ -	$ -
Blount International, Inc.	27,740,300	-	-	-	43,316,543
Columbus McKinnon Corp. (NY Shares)	-	19,267,200	-	-	-
DCT Industrial Trust, Inc.	46,900,000	19,790,290	-	1,656,573	74,961,776
H&E Equipment Services, Inc.	30,357,850	-	20,687,104	-	29,272,896
Haynes International, Inc.	-	33,108,436	-	183,909	42,301,857
HNI Corp.	55,547,499	5,138,794	-	2,048,207	49,131,621
Ingles Markets, Inc. Class A	13,634,514	-	3,506,026	475,816	10,225,970
M.D.C. Holdings, Inc.	35,651,616	32,061,128	-	1,524,300	54,813,423
Miraial Co. Ltd.	15,372,473	3,618,630	-	502,071	15,046,860
Monotype Imaging Holdings, Inc.	11,299,816	12,600,234	-	-	35,396,690
PacWest Bancorp	37,552,606	1,164,578	-	73,220	36,873,360
Providence Service Corp.	14,637,528	-	-	-	12,045,466
Regis Corp.	41,819,783	36,022,139	15,089,522	575,173	60,080,486
RTI International Metals, Inc.	48,035,903	-	23,272,802	-	-
Ryoyo Electro Corp.	18,932,046	2,120,893	-	687,612	19,684,709
TradeStation Group, Inc.	13,178,039	-	19,917,635	-	-
Western Liberty Bancorp	14,976,000	-	-	-	7,248,000
Total	$ 447,663,837	$ 166,814,938	$ 94,803,925	$ 7,726,881	$ 490,399,657
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $99,483,856) - See accompanying schedule: Unaffiliated issuers (cost $1,664,327,198)	$ 2,035,354,598
Fidelity Central Funds (cost $116,231,671)	116,231,671
Other affiliated issuers (cost $468,417,276)	490,399,657
Total Investments (cost $2,248,976,145)		$ 2,641,985,926
Receivable for investments sold		174,323
Receivable for fund shares sold		3,317,218
Dividends receivable		2,265,074
Distributions receivable from Fidelity Central Funds		10,990
Other receivables		49,926
Total assets		2,647,803,457

Liabilities
Payable for investments purchased	$ 1,298,673
Payable for fund shares redeemed	7,914,722
Accrued management fee	1,855,015
Distribution and service plan fees payable	103,978
Other affiliated payables	528,715
Other payables and accrued expenses	53,181
Collateral on securities loaned, at value	102,468,175
Total liabilities		114,222,459

Net Assets		$ 2,533,580,998
Net Assets consist of:
Paid in capital		$ 2,012,724,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		127,839,572
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,017,324
Net Assets		$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($140,706,656 ÷ 9,092,403 shares)	$ 15.48

Maximum offering price per share (100/94.25 of $15.48)	$ 16.42
Class T: Net Asset Value and redemption price per share ($55,845,206 ÷ 3,640,410 shares)	$ 15.34

Maximum offering price per share (100/96.50 of $15.34)	$ 15.90
Class B: Net Asset Value and offering price per share ($8,548,930 ÷ 569,799 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($47,457,202 ÷ 3,162,480 shares)A	$ 15.01

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,899,804,971 ÷ 121,599,609 shares)	$ 15.62

Class F: Net Asset Value, offering price and redemption price per share ($279,652,893 ÷ 17,875,122 shares)	$ 15.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($101,565,140 ÷ 6,496,759 shares)	$ 15.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $7,726,881 earned from other affiliated issuers)		$ 27,691,950
Special dividends		9,360,000
Interest		82
Income from Fidelity Central Funds		142,012
Total income		37,194,044

Expenses
Management fee Basic fee	$ 17,642,979
Performance adjustment	3,308,761
Transfer agent fees	5,701,385
Distribution and service plan fees	1,163,925
Accounting and security lending fees	761,810
Custodian fees and expenses	41,873
Independent trustees' compensation	13,098
Registration fees	144,204
Audit	59,297
Legal	9,329
Interest	1,171
Miscellaneous	25,364
Total expenses before reductions	28,873,196
Expense reductions	(44,627)	28,828,569
Net investment income (loss)		8,365,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	159,718,329
Other affiliated issuers	(4,266,450)
Foreign currency transactions	29,684
Total net realized gain (loss)		155,481,563
Change in net unrealized appreciation (depreciation) on: Investment securities	203,702,039
Assets and liabilities in foreign currencies	(584)
Total change in net unrealized appreciation (depreciation)		203,701,455
Net gain (loss)		359,183,018
Net increase (decrease) in net assets resulting from operations		$ 367,548,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,365,475	$ 6,962,574
Net realized gain (loss)	155,481,563	188,495,963
Change in net unrealized appreciation (depreciation)	203,701,455	137,333,657
Net increase (decrease) in net assets resulting from operations	367,548,493	332,792,194
Distributions to shareholders from net investment income	(16,151,065)	(6,560,137)
Distributions to shareholders from net realized gain	(20,051,059)	-
Total distributions	(36,202,124)	(6,560,137)
Share transactions - net increase (decrease)	54,629,275	209,101,603
Redemption fees	445,888	534,282
Total increase (decrease) in net assets	386,421,532	535,867,942

Net Assets
Beginning of period	2,147,159,466	1,611,291,524
End of period (including undistributed net investment of $0 and undistributed net investment income of $5,209,766, respectively)	$ 2,533,580,998	$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Income from Investment Operations
Net investment income (loss) C	.01 F	.02 G	.08	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	2.33	(.60)	(1.98)	1.90
Total from investment operations	2.23	2.35	(.52)	(1.99)	1.84
Distributions from net investment income	(.08)	(.03)	(.06)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.67)
Total distributions	(.20)	(.03)	(.17)	(.53)	(.67)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Total Return A,B	16.72%	21.16%	(4.37)%	(14.35)%	14.59%
Ratios to Average Net Assets D,H
Expenses before reductions	1.44%	1.47%	1.45%	1.43%	1.45%
Expenses net of fee waivers, if any	1.43%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.43%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	.06% F	.17% G	.81%	(.05)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,707	$ 96,994	$ 55,029	$ 52,446	$ 61,357
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.01) G	.05	(.04)	(.10)
Net realized and unrealized gain (loss)	2.20	2.31	(.59)	(1.97)	1.90
Total from investment operations	2.17	2.30	(.54)	(2.01)	1.80
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.65)
Total distributions	(.17)	(.01)	(.15)	(.53)	(.65)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Total ReturnA,B	16.36%	20.87%	(4.57)%	(14.58)%	14.34%
Ratios to Average Net Assets D,H
Expenses before reductions	1.70%	1.72%	1.70%	1.68%	1.66%
Expenses net of fee waivers, if any	1.69%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.69%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(.19)% F	(.08)% G	.56%	(.30)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,845	$ 44,091	$ 28,534	$ 32,091	$ 51,518
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.15	2.27	(.59)	(1.96)	1.90
Total from investment operations	2.05	2.20	(.58)	(2.06)	1.73
Distributions from net investment income	(.01)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.13)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Total Return A,B	15.80%	20.22%	(5.05)%	(15.04)%	13.78%
Ratios to Average Net Assets D,H
Expenses before reductions	2.20%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.19%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.69)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,549	$ 9,747	$ 7,153	$ 7,886	$ 12,075
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.17	2.26	(.58)	(1.96)	1.90
Total from investment operations	2.07	2.19	(.57)	(2.06)	1.73
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.14)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Total ReturnA,B	15.91%	20.11%	(4.98)%	(15.04)%	13.77%
Ratios to Average Net Assets D,H
Expenses before reductions	2.18%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.18%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.18%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.68)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,457	$ 37,346	$ 21,345	$ 20,924	$ 34,155
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.05 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.60)	(1.99)	1.91
Total from investment operations	2.29	2.39	(.50)	(1.96)	1.89
Distributions from net investment income	(.10)	(.05)	(.08)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.23)	(.05)	(.19)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Total Return A	17.03%	21.32%	(4.15)%	(14.10)%	14.96%
Ratios to Average Net Assets C,G
Expenses before reductions	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of fee waivers, if any	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of all reductions	1.13%	1.17%	1.20%	1.13%	1.11%
Net investment income (loss)	.37% E	.39% F	1.01%	.22%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01) %.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	2.23	2.34	.94
Total from investment operations	2.32	2.43	.95
Distributions from net investment income	(.14)	(.07)	-
Distributions from net realized gain	(.13)	-	-
Total distributions	(.26) L	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-
Net asset value, end of period	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.88%	.90%	.86%A
Expenses net of all reductions	.88%	.89%	.86%A
Net investment income (loss)	.61% G	.67% H	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.06 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.59)	(1.99)	1.91
Total from investment operations	2.29	2.40	(.49)	(1.96)	1.89
Distributions from net investment income	(.11)	(.06)	(.07)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.24)	(.06)	(.18)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Total Return A	17.02%	21.42%	(4.04)%	(14.10)%	14.99%
Ratios to Average Net Assets C,G
Expenses before reductions	1.10%	1.12%	1.20%	1.13%	1.10%
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.13%	1.10%
Expenses net of all reductions	1.10%	1.12%	1.15%	1.13%	1.10%
Net investment income (loss)	.39% E	.45% F	1.06%	.22%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,565	$ 78,440	$ 10,336	$ 8,584	$ 11,594
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 530,639,044
Gross unrealized depreciation	(140,116,602)
Net unrealized appreciation (depreciation) on securities and other investments	$ 390,522,442

Tax Cost	$ 2,251,463,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 130,326,950
Net unrealized appreciation (depreciation)	$ 390,529,985

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 16,899,273	$ 6,560,137
Long-term Capital Gains	19,302,851	-
Total	$ 36,202,124	$ 6,560,137

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $587,909,809 and $542,085,214, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 320,077	$ 13,128
Class T	.25%	.25%	280,302	522
Class B	.75%	.25%	97,826	73,433
Class C	.75%	.25%	465,720	134,667
			$ 1,163,925	$ 221,750

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,912
Class T	9,625
Class B*	23,049
Class C*	5,402
$ 98,988

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,730.30
Class T	173,683.31
Class B	30,729.31
Class C	139,095.30
Small Cap Value	4,748,341.24
Institutional Class	220,807.22
	$ 5,701,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,259 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,022,450.42%		$ 1,171

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $121,080. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser
Class A	1.40%	$ 9,560
Class T	1.65%	4,801
Class B	2.15%	1,186
Class C	2.15%	3,342
		$ 18,889

* Effective October 1, 2010 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,738 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 602,963	$ 159,193
Class T	175,083	36,920
Class B	8,350	-
Class C	50,685	-
Small Cap Value	13,136,446	6,230,380
Class F	1,502,640	28,266
Institutional Class	674,898	105,378
Total	$ 16,151,065	$ 6,560,137
From net realized gain
Class A	$ 938,086	$ -
Class T	417,804	-
Class B	85,354	-
Class C	362,483	-
Small Cap Value	16,213,209	-
Class F	1,278,822	-
Institutional Class	755,301	-
Total	$ 20,051,059	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,641,222	4,231,111	$ 70,784,911	$ 54,936,600
Reinvestment of distributions	98,821	12,276	1,412,739	146,358
Shares redeemed	(2,860,682)	(1,973,236)	(43,524,578)	(25,421,999)
Net increase (decrease)	1,879,361	2,270,151	$ 28,673,072	$ 29,660,959
Class T
Shares sold	1,830,956	1,449,265	$ 27,619,849	$ 18,793,141
Reinvestment of distributions	40,370	3,030	573,649	35,906
Shares redeemed	(1,537,319)	(727,616)	(23,500,005)	(9,211,959)
Net increase (decrease)	334,007	724,679	$ 4,693,493	$ 9,617,088
Class B
Shares sold	84,331	262,419	$ 1,230,023	$ 3,340,905
Reinvestment of distributions	5,817	-	79,168	-
Shares redeemed	(265,513)	(174,554)	(3,874,627)	(2,189,700)
Net increase (decrease)	(175,365)	87,865	$ (2,565,436)	$ 1,151,205
Class C
Shares sold	1,131,174	1,327,692	$ 16,672,873	$ 17,060,657
Reinvestment of distributions	25,779	-	354,104	-
Shares redeemed	(848,659)	(434,251)	(12,648,504)	(5,448,332)
Net increase (decrease)	308,294	893,441	$ 4,378,473	$ 11,612,325
Small Cap Value
Shares sold	35,677,635	45,122,251	$ 541,990,483	$ 585,925,779
Reinvestment of distributions	1,987,755	507,903	28,460,668	6,101,827
Shares redeemed	(46,640,533)	(47,781,912)	(708,788,001)	(605,149,428)
Net increase (decrease)	(8,975,143)	(2,151,758)	$ (138,336,850)	$ (13,121,822)
Class F
Shares sold	11,644,633	8,411,513	$ 177,097,711	$ 109,778,609
Reinvestment of distributions	192,943	2,350	2,781,462	28,266
Shares redeemed	(2,052,505)	(337,999)	(32,200,197)	(4,618,215)
Net increase (decrease)	9,785,071	8,075,864	$ 147,678,976	$ 105,188,660
Institutional Class
Shares sold	4,417,342	5,522,070	$ 67,359,213	$ 73,692,691
Reinvestment of distributions	90,435	7,512	1,288,856	90,344
Shares redeemed	(3,788,938)	(671,565)	(58,540,522)	(8,789,847)
Net increase (decrease)	718,839	4,858,017	$ 10,107,547	$ 64,993,188

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds® and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/12/11	09/09/11	$0.815
Class T	09/12/11	09/09/11	$0.815
Class B	09/12/11	09/09/11	$0.815
Class C	09/12/11	09/09/11	$0.815

Class A, T, B, and C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B, and C designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $147,340,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCV-UANN-0911
1.803731.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2011
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class	17.02%	6.14%	9.41%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.72%, 16.36%, 15.80% and 15.91%, respectively (excluding sales charges), versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor® Small Cap Value Fund: For the year, the fund's Institutional Class shares returned 17.02%, versus 18.55% for the Russell 2000® Value Index. The consumer discretionary sector hurt performance, mainly due to poor stock selection in the consumer services and durables/apparel industries. An overweighting in the latter group also detracted. Another source of weakness was the financials sector, particularly banks and insurance stocks - including banks TCF Financial and Astoria Financial and reinsurer Platinum Underwriters Holdings - whose underperformance outweighed the favorable impact of my picks in the diversified financials industry. Banks were hurt by weak loan growth, while reinsurance companies were hampered by payouts for several costly disasters. Other detractors included commercial furniture maker HNI and homebuilder M.D.C. Holdings. On the positive side, stock selection in energy was very strong, led by Berry Petroleum and Superior Energy Services, both of which benefited from high oil prices. Positioning in industrials also helped, especially an investment in electrical distributor WESCO International. In health care, TeamHealth Holdings did very well. Many of the stocks I've mentioned were not in the index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.44%
Actual		$ 1,000.00	$ 992.30	$ 7.11
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class T	1.69%
Actual		$ 1,000.00	$ 991.00	$ 8.34
HypotheticalA		$ 1,000.00	$ 1,016.41	$ 8.45
Class B	2.20%
Actual		$ 1,000.00	$ 988.10	$ 10.84
HypotheticalA		$ 1,000.00	$ 1,013.88	$ 10.99
Class C	2.18%
Actual		$ 1,000.00	$ 988.80	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,013.98	$ 10.89
Small Cap Value	1.11%
Actual		$ 1,000.00	$ 993.60	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class F	.88%
Actual		$ 1,000.00	$ 994.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	1.10%
Actual		$ 1,000.00	$ 993.60	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,019.34	$ 5.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Berry Petroleum Co. Class A	3.4	3.4
DCT Industrial Trust, Inc.	3.0	2.7
Superior Energy Services, Inc.	2.8	3.3
WESCO International, Inc.	2.7	3.3
MEDNAX, Inc.	2.7	1.8
Highwoods Properties, Inc. (SBI)	2.6	2.4
UGI Corp.	2.6	2.6
United Stationers, Inc.	2.5	2.3
TCF Financial Corp.	2.4	2.8
Regis Corp.	2.4	1.5
	27.1
Top Five Market Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.2	37.0
Industrials	12.5	13.0
Consumer Discretionary	11.9	10.7
Information Technology	11.6	9.2
Health Care	8.3	7.1
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 99.7%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	8.3%	** Foreign investments	9.9%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Diversified Consumer Services - 3.4%
Matthews International Corp. Class A	740,187	$ 26,787,368
Regis Corp. (d)(e)	4,045,824	60,080,486
		86,867,854
Household Durables - 4.7%
M.D.C. Holdings, Inc. (d)(e)	2,424,300	54,813,423
Meritage Homes Corp. (a)	1,536,160	33,565,096
Ryland Group, Inc. (d)	2,153,837	31,726,019
		120,104,538
Specialty Retail - 3.3%
Asbury Automotive Group, Inc. (a)	1,465,159	31,544,873
Ascena Retail Group, Inc. (a)	960,700	31,049,824
Tsutsumi Jewelry Co. Ltd.	791,400	20,081,910
		82,676,607
TOTAL CONSUMER DISCRETIONARY		289,648,999
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.4%
Ingles Markets, Inc. Class A (e)	664,024	10,225,970
Food Products - 2.5%
Chiquita Brands International, Inc. (a)	2,070,900	24,519,456
Dean Foods Co. (a)	3,500,000	38,570,000
		63,089,456
TOTAL CONSUMER STAPLES		73,315,426
ENERGY - 6.2%
Energy Equipment & Services - 2.8%
Superior Energy Services, Inc. (a)	1,741,700	72,263,133
Oil, Gas & Consumable Fuels - 3.4%
Berry Petroleum Co. Class A	1,500,000	86,025,000
TOTAL ENERGY		158,288,133
FINANCIALS - 34.4%
Capital Markets - 2.6%
Knight Capital Group, Inc. Class A (a)	2,029,826	22,957,332
Waddell & Reed Financial, Inc. Class A	1,210,000	44,407,000
		67,364,332
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 10.8%
Associated Banc-Corp.	3,832,650	$ 52,315,673
CapitalSource, Inc.	6,515,270	42,088,644
City National Corp.	784,900	42,133,432
National Penn Bancshares, Inc.	3,766,604	30,283,496
PacWest Bancorp (e)	1,857,600	36,873,360
TCF Financial Corp. (d)	4,855,800	61,765,776
Western Liberty Bancorp (a)(e)	2,400,000	7,248,000
		272,708,381
Insurance - 7.2%
Alterra Capital Holdings Ltd.	2,357,411	51,367,986
Aspen Insurance Holdings Ltd.	1,320,200	34,193,180
Platinum Underwriters Holdings Ltd.	1,576,975	54,169,091
ProAssurance Corp. (a)	600,000	41,790,000
		181,520,257
Real Estate Investment Trusts - 9.3%
Alexandria Real Estate Equities, Inc.	219,100	17,966,200
American Assets Trust, Inc.	225,200	4,952,148
DCT Industrial Trust, Inc. (d)(e)	13,830,586	74,961,776
Franklin Street Properties Corp. (d)	3,160,000	39,847,600
Highwoods Properties, Inc. (SBI) (d)	1,940,330	66,805,562
National Retail Properties, Inc. (d)	1,240,000	31,111,600
		235,644,886
Thrifts & Mortgage Finance - 4.5%
Astoria Financial Corp.	4,818,152	56,131,471
Washington Federal, Inc.	3,486,175	58,951,219
		115,082,690
TOTAL FINANCIALS		872,320,546
HEALTH CARE - 8.3%
Health Care Providers & Services - 8.3%
Centene Corp. (a)	1,324,832	43,467,738
Chemed Corp.	510,200	31,025,262
MEDNAX, Inc. (a)	981,500	66,899,040
Providence Service Corp. (a)(e)	1,016,495	12,045,466
Team Health Holdings, Inc. (a)	2,565,700	56,471,057
		209,908,563
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 12.5%
Commercial Services & Supplies - 6.3%
ACCO Brands Corp. (a)	2,420,000	$ 20,739,400
HNI Corp. (d)(e)	2,349,671	49,131,621
Knoll, Inc.	1,412,898	25,785,389
United Stationers, Inc.	1,980,800	63,563,872
		159,220,282
Machinery - 2.3%
Blount International, Inc. (a)(e)	2,604,723	43,316,543
Columbus McKinnon Corp. (NY Shares) (a)	960,000	15,792,000
		59,108,543
Trading Companies & Distributors - 3.9%
H&E Equipment Services, Inc. (a)(e)	2,439,408	29,272,896
WESCO International, Inc. (a)	1,350,000	68,431,500
		97,704,396
TOTAL INDUSTRIALS		316,033,221
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	36,369,577
Electronic Equipment & Components - 6.4%
Ingram Micro, Inc. Class A (a)	2,753,100	51,070,005
Macnica, Inc.	677,400	16,168,178
Ryoyo Electro Corp. (e)	1,972,700	19,684,709
SYNNEX Corp. (a)	675,710	19,136,107
Tech Data Corp. (a)	1,189,600	55,518,632
		161,577,631
Internet Software & Services - 1.8%
DealerTrack Holdings, Inc. (a)	1,083,804	25,133,415
j2 Global Communications, Inc.	730,149	19,524,184
		44,657,599
Semiconductors & Semiconductor Equipment - 0.6%
Miraial Co. Ltd. (e)	720,200	15,046,860
Software - 1.4%
Monotype Imaging Holdings, Inc. (a)(e)	2,583,700	35,396,690
TOTAL INFORMATION TECHNOLOGY		293,048,357
Common Stocks - continued
	Shares	Value
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	834,380	$ 47,926,787
Haynes International, Inc. (e)	675,317	42,301,857
RTI International Metals, Inc. (a)	870,997	27,932,874
		118,161,518
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc. (d)	2,160,000	55,749,600
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	42,174,580
UGI Corp.	2,150,000	65,145,000
		107,319,580
TOTAL UTILITIES		163,069,180
TOTAL COMMON STOCKS (Cost $2,112,389,704)		2,493,793,943
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.5%
M/I Homes, Inc. Series A, 9.75% (a)	750,400	12,006,400
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	19,953,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,354,770)		31,960,312
Money Market Funds - 4.6%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	13,763,496	$ 13,763,496
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	102,468,175	102,468,175
TOTAL MONEY MARKET FUNDS (Cost $116,231,671)		116,231,671
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $2,248,976,145)		2,641,985,926
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(108,404,928)
NET ASSETS - 100%		$ 2,533,580,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,932
Fidelity Securities Lending Cash Central Fund	121,080
Total	$ 142,012
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 22,027,864	$ 1,922,616	$ 12,330,836	$ -	$ -
Blount International, Inc.	27,740,300	-	-	-	43,316,543
Columbus McKinnon Corp. (NY Shares)	-	19,267,200	-	-	-
DCT Industrial Trust, Inc.	46,900,000	19,790,290	-	1,656,573	74,961,776
H&E Equipment Services, Inc.	30,357,850	-	20,687,104	-	29,272,896
Haynes International, Inc.	-	33,108,436	-	183,909	42,301,857
HNI Corp.	55,547,499	5,138,794	-	2,048,207	49,131,621
Ingles Markets, Inc. Class A	13,634,514	-	3,506,026	475,816	10,225,970
M.D.C. Holdings, Inc.	35,651,616	32,061,128	-	1,524,300	54,813,423
Miraial Co. Ltd.	15,372,473	3,618,630	-	502,071	15,046,860
Monotype Imaging Holdings, Inc.	11,299,816	12,600,234	-	-	35,396,690
PacWest Bancorp	37,552,606	1,164,578	-	73,220	36,873,360
Providence Service Corp.	14,637,528	-	-	-	12,045,466
Regis Corp.	41,819,783	36,022,139	15,089,522	575,173	60,080,486
RTI International Metals, Inc.	48,035,903	-	23,272,802	-	-
Ryoyo Electro Corp.	18,932,046	2,120,893	-	687,612	19,684,709
TradeStation Group, Inc.	13,178,039	-	19,917,635	-	-
Western Liberty Bancorp	14,976,000	-	-	-	7,248,000
Total	$ 447,663,837	$ 166,814,938	$ 94,803,925	$ 7,726,881	$ 490,399,657
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $99,483,856) - See accompanying schedule: Unaffiliated issuers (cost $1,664,327,198)	$ 2,035,354,598
Fidelity Central Funds (cost $116,231,671)	116,231,671
Other affiliated issuers (cost $468,417,276)	490,399,657
Total Investments (cost $2,248,976,145)		$ 2,641,985,926
Receivable for investments sold		174,323
Receivable for fund shares sold		3,317,218
Dividends receivable		2,265,074
Distributions receivable from Fidelity Central Funds		10,990
Other receivables		49,926
Total assets		2,647,803,457

Liabilities
Payable for investments purchased	$ 1,298,673
Payable for fund shares redeemed	7,914,722
Accrued management fee	1,855,015
Distribution and service plan fees payable	103,978
Other affiliated payables	528,715
Other payables and accrued expenses	53,181
Collateral on securities loaned, at value	102,468,175
Total liabilities		114,222,459

Net Assets		$ 2,533,580,998
Net Assets consist of:
Paid in capital		$ 2,012,724,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		127,839,572
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		393,017,324
Net Assets		$ 2,533,580,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($140,706,656 ÷ 9,092,403 shares)	$ 15.48

Maximum offering price per share (100/94.25 of $15.48)	$ 16.42
Class T: Net Asset Value and redemption price per share ($55,845,206 ÷ 3,640,410 shares)	$ 15.34

Maximum offering price per share (100/96.50 of $15.34)	$ 15.90
Class B: Net Asset Value and offering price per share ($8,548,930 ÷ 569,799 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($47,457,202 ÷ 3,162,480 shares)A	$ 15.01

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,899,804,971 ÷ 121,599,609 shares)	$ 15.62

Class F: Net Asset Value, offering price and redemption price per share ($279,652,893 ÷ 17,875,122 shares)	$ 15.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($101,565,140 ÷ 6,496,759 shares)	$ 15.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends (including $7,726,881 earned from other affiliated issuers)		$ 27,691,950
Special dividends		9,360,000
Interest		82
Income from Fidelity Central Funds		142,012
Total income		37,194,044

Expenses
Management fee Basic fee	$ 17,642,979
Performance adjustment	3,308,761
Transfer agent fees	5,701,385
Distribution and service plan fees	1,163,925
Accounting and security lending fees	761,810
Custodian fees and expenses	41,873
Independent trustees' compensation	13,098
Registration fees	144,204
Audit	59,297
Legal	9,329
Interest	1,171
Miscellaneous	25,364
Total expenses before reductions	28,873,196
Expense reductions	(44,627)	28,828,569
Net investment income (loss)		8,365,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	159,718,329
Other affiliated issuers	(4,266,450)
Foreign currency transactions	29,684
Total net realized gain (loss)		155,481,563
Change in net unrealized appreciation (depreciation) on: Investment securities	203,702,039
Assets and liabilities in foreign currencies	(584)
Total change in net unrealized appreciation (depreciation)		203,701,455
Net gain (loss)		359,183,018
Net increase (decrease) in net assets resulting from operations		$ 367,548,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,365,475	$ 6,962,574
Net realized gain (loss)	155,481,563	188,495,963
Change in net unrealized appreciation (depreciation)	203,701,455	137,333,657
Net increase (decrease) in net assets resulting from operations	367,548,493	332,792,194
Distributions to shareholders from net investment income	(16,151,065)	(6,560,137)
Distributions to shareholders from net realized gain	(20,051,059)	-
Total distributions	(36,202,124)	(6,560,137)
Share transactions - net increase (decrease)	54,629,275	209,101,603
Redemption fees	445,888	534,282
Total increase (decrease) in net assets	386,421,532	535,867,942

Net Assets
Beginning of period	2,147,159,466	1,611,291,524
End of period (including undistributed net investment of $0 and undistributed net investment income of $5,209,766, respectively)	$ 2,533,580,998	$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Income from Investment Operations
Net investment income (loss) C	.01 F	.02 G	.08	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	2.33	(.60)	(1.98)	1.90
Total from investment operations	2.23	2.35	(.52)	(1.99)	1.84
Distributions from net investment income	(.08)	(.03)	(.06)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.67)
Total distributions	(.20)	(.03)	(.17)	(.53)	(.67)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.48	$ 13.45	$ 11.13	$ 11.82	$ 14.34
Total Return A,B	16.72%	21.16%	(4.37)%	(14.35)%	14.59%
Ratios to Average Net Assets D,H
Expenses before reductions	1.44%	1.47%	1.45%	1.43%	1.45%
Expenses net of fee waivers, if any	1.43%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.43%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	.06% F	.17% G	.81%	(.05)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,707	$ 96,994	$ 55,029	$ 52,446	$ 61,357
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.31)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.01) G	.05	(.04)	(.10)
Net realized and unrealized gain (loss)	2.20	2.31	(.59)	(1.97)	1.90
Total from investment operations	2.17	2.30	(.54)	(2.01)	1.80
Distributions from net investment income	(.05)	(.01)	(.04)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.65)
Total distributions	(.17)	(.01)	(.15)	(.53)	(.65)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.34	$ 13.34	$ 11.05	$ 11.74	$ 14.28
Total ReturnA,B	16.36%	20.87%	(4.57)%	(14.58)%	14.34%
Ratios to Average Net Assets D,H
Expenses before reductions	1.70%	1.72%	1.70%	1.68%	1.66%
Expenses net of fee waivers, if any	1.69%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.69%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(.19)% F	(.08)% G	.56%	(.30)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,845	$ 44,091	$ 28,534	$ 32,091	$ 51,518
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.15	2.27	(.59)	(1.96)	1.90
Total from investment operations	2.05	2.20	(.58)	(2.06)	1.73
Distributions from net investment income	(.01)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.13)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.00	$ 13.08	$ 10.88	$ 11.60	$ 14.19
Total Return A,B	15.80%	20.22%	(5.05)%	(15.04)%	13.78%
Ratios to Average Net Assets D,H
Expenses before reductions	2.20%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.19%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.19%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.69)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,549	$ 9,747	$ 7,153	$ 7,886	$ 12,075
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.07) G	.01	(.10)	(.17)
Net realized and unrealized gain (loss)	2.17	2.26	(.58)	(1.96)	1.90
Total from investment operations	2.07	2.19	(.57)	(2.06)	1.73
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	(.12)	-	(.11)	(.53)	(.61)
Total distributions	(.14)	-	(.14)	(.53)	(.61)
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 13.08	$ 10.89	$ 11.60	$ 14.19
Total ReturnA,B	15.91%	20.11%	(4.98)%	(15.04)%	13.77%
Ratios to Average Net Assets D,H
Expenses before reductions	2.18%	2.22%	2.20%	2.18%	2.20%
Expenses net of fee waivers, if any	2.18%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.18%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(.68)% F	(.58)% G	.06%	(.80)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,457	$ 37,346	$ 21,345	$ 20,924	$ 34,155
Portfolio turnover rate E	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.06)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.05 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.60)	(1.99)	1.91
Total from investment operations	2.29	2.39	(.50)	(1.96)	1.89
Distributions from net investment income	(.10)	(.05)	(.08)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.23)	(.05)	(.19)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.62	$ 13.56	$ 11.22	$ 11.91	$ 14.43
Total Return A	17.03%	21.32%	(4.15)%	(14.10)%	14.96%
Ratios to Average Net Assets C,G
Expenses before reductions	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of fee waivers, if any	1.13%	1.18%	1.20%	1.14%	1.11%
Expenses net of all reductions	1.13%	1.17%	1.20%	1.13%	1.11%
Net investment income (loss)	.37% E	.39% F	1.01%	.22%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,899,805	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.01) %.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.09 H	.01
Net realized and unrealized gain (loss)	2.23	2.34	.94
Total from investment operations	2.32	2.43	.95
Distributions from net investment income	(.14)	(.07)	-
Distributions from net realized gain	(.13)	-	-
Total distributions	(.26) L	(.07)	-
Redemption fees added to paid in capital D,K	-	-	-
Net asset value, end of period	$ 15.64	$ 13.58	$ 11.22
Total Return B,C	17.31%	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.88%	.90%	.86% A
Expenses net of fee waivers, if any	.88%	.90%	.86%A
Expenses net of all reductions	.88%	.89%	.86%A
Net investment income (loss)	.61% G	.67% H	.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 279,653	$ 109,868	$ 159
Portfolio turnover rate F	22%	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.26 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.126 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Income from Investment Operations
Net investment income (loss) B	.06 E	.06 F	.10	.03	(.02)
Net realized and unrealized gain (loss)	2.23	2.34	(.59)	(1.99)	1.91
Total from investment operations	2.29	2.40	(.49)	(1.96)	1.89
Distributions from net investment income	(.11)	(.06)	(.07)	-	-
Distributions from net realized gain	(.13)	-	(.11)	(.56)	(.68)
Total distributions	(.24)	(.06)	(.18)	(.56)	(.68)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 15.63	$ 13.58	$ 11.24	$ 11.91	$ 14.43
Total Return A	17.02%	21.42%	(4.04)%	(14.10)%	14.99%
Ratios to Average Net Assets C,G
Expenses before reductions	1.10%	1.12%	1.20%	1.13%	1.10%
Expenses net of fee waivers, if any	1.10%	1.12%	1.15%	1.13%	1.10%
Expenses net of all reductions	1.10%	1.12%	1.15%	1.13%	1.10%
Net investment income (loss)	.39% E	.45% F	1.06%	.22%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,565	$ 78,440	$ 10,336	$ 8,584	$ 11,594
Portfolio turnover rate D	22%	49%	51%	149%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value, Class F and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 530,639,044
Gross unrealized depreciation	(140,116,602)
Net unrealized appreciation (depreciation) on securities and other investments	$ 390,522,442

Tax Cost	$ 2,251,463,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 130,326,950
Net unrealized appreciation (depreciation)	$ 390,529,985

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 16,899,273	$ 6,560,137
Long-term Capital Gains	19,302,851	-
Total	$ 36,202,124	$ 6,560,137

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $587,909,809 and $542,085,214, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 320,077	$ 13,128
Class T	.25%	.25%	280,302	522
Class B	.75%	.25%	97,826	73,433
Class C	.75%	.25%	465,720	134,667
			$ 1,163,925	$ 221,750

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,912
Class T	9,625
Class B*	23,049
Class C*	5,402
$ 98,988

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,730.30
Class T	173,683.31
Class B	30,729.31
Class C	139,095.30
Small Cap Value	4,748,341.24
Institutional Class	220,807.22
	$ 5,701,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,259 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,022,450.42%		$ 1,171

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $121,080. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser
Class A	1.40%	$ 9,560
Class T	1.65%	4,801
Class B	2.15%	1,186
Class C	2.15%	3,342
		$ 18,889

* Effective October 1, 2010 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $25,738 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 602,963	$ 159,193
Class T	175,083	36,920
Class B	8,350	-
Class C	50,685	-
Small Cap Value	13,136,446	6,230,380
Class F	1,502,640	28,266
Institutional Class	674,898	105,378
Total	$ 16,151,065	$ 6,560,137
From net realized gain
Class A	$ 938,086	$ -
Class T	417,804	-
Class B	85,354	-
Class C	362,483	-
Small Cap Value	16,213,209	-
Class F	1,278,822	-
Institutional Class	755,301	-
Total	$ 20,051,059	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,641,222	4,231,111	$ 70,784,911	$ 54,936,600
Reinvestment of distributions	98,821	12,276	1,412,739	146,358
Shares redeemed	(2,860,682)	(1,973,236)	(43,524,578)	(25,421,999)
Net increase (decrease)	1,879,361	2,270,151	$ 28,673,072	$ 29,660,959
Class T
Shares sold	1,830,956	1,449,265	$ 27,619,849	$ 18,793,141
Reinvestment of distributions	40,370	3,030	573,649	35,906
Shares redeemed	(1,537,319)	(727,616)	(23,500,005)	(9,211,959)
Net increase (decrease)	334,007	724,679	$ 4,693,493	$ 9,617,088
Class B
Shares sold	84,331	262,419	$ 1,230,023	$ 3,340,905
Reinvestment of distributions	5,817	-	79,168	-
Shares redeemed	(265,513)	(174,554)	(3,874,627)	(2,189,700)
Net increase (decrease)	(175,365)	87,865	$ (2,565,436)	$ 1,151,205
Class C
Shares sold	1,131,174	1,327,692	$ 16,672,873	$ 17,060,657
Reinvestment of distributions	25,779	-	354,104	-
Shares redeemed	(848,659)	(434,251)	(12,648,504)	(5,448,332)
Net increase (decrease)	308,294	893,441	$ 4,378,473	$ 11,612,325
Small Cap Value
Shares sold	35,677,635	45,122,251	$ 541,990,483	$ 585,925,779
Reinvestment of distributions	1,987,755	507,903	28,460,668	6,101,827
Shares redeemed	(46,640,533)	(47,781,912)	(708,788,001)	(605,149,428)
Net increase (decrease)	(8,975,143)	(2,151,758)	$ (138,336,850)	$ (13,121,822)
Class F
Shares sold	11,644,633	8,411,513	$ 177,097,711	$ 109,778,609
Reinvestment of distributions	192,943	2,350	2,781,462	28,266
Shares redeemed	(2,052,505)	(337,999)	(32,200,197)	(4,618,215)
Net increase (decrease)	9,785,071	8,075,864	$ 147,678,976	$ 105,188,660
Institutional Class
Shares sold	4,417,342	5,522,070	$ 67,359,213	$ 73,692,691
Reinvestment of distributions	90,435	7,512	1,288,856	90,344
Shares redeemed	(3,788,938)	(671,565)	(58,540,522)	(8,789,847)
Net increase (decrease)	718,839	4,858,017	$ 10,107,547	$ 64,993,188

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds® and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011
Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	09/12/2011	09/09/2011	$0.815

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $147,340,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, the retail class, and Class F ranked below its competitive median for 2010 and the total expense ratio of each of Class A, Class T, Class B, and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0911
1.803743.106

Item 2. Code of Ethics

As of the end of the period, July 31, 2011, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$50,000	$-	$4,900	$1,000
Fidelity OTC Portfolio	$43,000	$-	$6,000	$600
Fidelity Real Estate Income Fund	$144,000	$-	$7,600	$300
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,600	$300

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$49,000	$-	$4,700	$-
Fidelity OTC Portfolio	$42,000	$-	$5,600	$-
Fidelity Real Estate Income Fund	$145,000	$-	$6,900	$-
Fidelity Series Small Cap Opportunities Fund	$45,000	$-	$5,000	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$50,000	$-	$3,300	$2,000
Fidelity Dividend Growth Fund	$69,000	$-	$3,300	$6,600
Fidelity Growth & Income Portfolio	$72,000	$-	$4,300	$4,900
Fidelity International Real Estate Fund	$59,000	$-	$7,400	$2,000
Fidelity Leveraged Company Stock Fund	$55,000	$-	$4,300	$4,100
Fidelity Small Cap Growth Fund	$51,000	$-	$3,300	$2,700
Fidelity Small Cap Value Fund	$53,000	$-	$3,300	$3,000

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$48,000	$-	$3,200	$1,700
Fidelity Dividend Growth Fund	$68,000	$-	$3,200	$5,700
Fidelity Growth & Income Portfolio	$74,000	$-	$4,100	$5,000
Fidelity International Real Estate Fund	$56,000	$-	$7,100	$1,700
Fidelity Leveraged Company Stock Fund	$55,000	$-	$4,100	$3,900
Fidelity Small Cap Growth Fund	$50,000	$-	$3,200	$2,300
Fidelity Small Cap Value Fund	$51,000	$-	$3,200	$2,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2011A	July 31, 2010A
Audit-Related Fees	$645,000	$720,000
Tax Fees	$-	$-
All Other Fees	$730,000	$450,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2011A	July 31, 2010A
Audit-Related Fees	$1,860,000	$2,180,000
Tax Fees	$-	$-
All Other Fees	$365,000	$145,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2011 A	July 31, 2010 A
PwC	$4,145,000	$4,540,000
Deloitte Entities	$1,495,000	$1,225,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 26, 2011